December 31, 1998

IVY
ASIA PACIFIC
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

IVY FUNDS(R)

MARKET COMMENTARY

Non-Japan Asia seems to have turned the corner. Though recession continues in many countries, we believe that most economies in the region have bottomed out and many have rebounded from their low points of 1998; as a result, we expect a return to positive growth for these economies in 1999.

According to our research, the rebound is being driven by the reversal of many of the same factors that fueled the sell-off. The crisis was prompted by the devaluation of the Thai baht in July 1997, which led to corresponding devaluations in many neighboring countries and soaring interest rates across the region. In 1998, currency stabilization and revaluation, driven in part by the steep appreciation of the Japanese yen during the summer, set the stage for substantial interest rate declines across the region. In our opinion, anticipation of economic turnaround led to a strong recovery in equity markets in the latter part of the year. Within this environment, the Ivy Asia Pacific Fund ended 1998 down 6.86%. This compares favorably to the Morgan Stanley Capital International Far East Free (Excluding-Japan) Index, which was down 7.39% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.) In addition to a cyclical recovery, we believe that many of the Asian economies are undergoing longer-term structural changes, which should improve disclosure and corporate governance going forward. Financial sector deregulation in Singapore, increased disclosure by Hong Kong banks, and liberalization of foreign ownership restrictions on land ownership in Thailand are all examples of positive steps being taken toward more market-oriented economies.

Throughout the crisis, as earnings estimates became moving targets, volatility and economic uncertainty challenged traditional valuation tools, such as price to earnings ratios. Our research during this period was focused mainly on asset values and balance sheet analysis. Due to our focus on distressed value, the Ivy Asia Pacific Fund participated in the market rebound, which contributed to the Fund's performance in 1998. In our view, we have positioned the Ivy Asia Pacific Fund to benefit from the next phase of the recovery. The Fund's largest positions continue to be focused in the most liquid, interest-rate sensitive markets, such as Hong Kong and Singapore. These portfolio allocations should have a positive impact on the Fund, assuming that interest rates continue to come down and international investors increase their exposure to the region. If both equity prices and currencies strengthen further, we believe that the Fund's investments in Southeast Asian countries should continue to benefit.

While Asian markets have rebounded significantly from their 12-month lows, it is important to remember that these markets are recovering from very depressed levels. Although some markets in the region may currently look expensive on a price to earnings basis due to depressed earnings, many companies continue to trade at substantial discounts to their net asset values. In particular, we are uncovering value in some of the second-tier names, which have been overlooked in the recent liquidity-led recovery. While we cannot say for certain, we believe these companies offer significant upside from their current levels. While we expect that volatility in Asian markets will continue into the future, we believe that investing in this region of the world should provide diversification benefits to investors who have a longer-term time horizon.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (1/97)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY ASIA PACIFIC FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy Asia Pacific Fund was down 6.86%. The Morgan Stanley Capital International (MSCI) Far East Free (Excluding-Japan) Index was down 7.39% for the same period. The Fund's outperformance can be attributed primarily to differences in the composition of the Fund's portfolio and the index. The Fund's focus on investing in companies that our research indicates represent good long-term value provided significant exposure to the turnaround in regional stock markets that occurred in the second half of the year.

The Morgan Stanley Capital International (MSCI) Far East Free (Excluding-Japan) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted.

The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY ASIA PACIFIC FUND                             Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                      (12.10%)   (7.48%)  (14.64%)  (10.13%)
                                                                         C:        C:        C:        C:
 1 year                                           (12.21%)  (16.09%)   (8.29%)   (7.37%)  (11.32%)  (10.40%)     n/a       n/a
                                                                         B:        B:        B:        B:
                                                                      (27.09%)  (25.53%)  (29.04%)  (27.58%)
                                                                         C:        C:        C:        C:
 Since Inception(5)                               (27.29%)  (29.90%)  (28.60%)  (28.60%)  (30.75%)  (30.75%)     n/a       n/a

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC. There were no Advisor Class shares outstanding.
(5)Class A, Class B and Class C commenced operations January 1, 1997.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Asia Pacific Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

         EQUITY SECURITIES -- 92.38%            SHARES      VALUE
---------------------------------------------
AUSTRALIA -- .57%
Broken Hill Proprietary Company Limited......     4,200   $   30,962
                                                          ----------
CHINA -- 2.26%
Anhui Expressway Co. Ltd. ...................   110,000       12,921
China Southern Airlines Company
  Limited(a).................................   116,000       12,128
Guangdong Kelon Elec Holding.................    39,000       34,736
Qingling Motors Company -- H Shares..........   288,000       50,559
Zhenhai Refining and Chemical Company
  Limited....................................    84,000       12,903
                                                          ----------
                                                             123,247
                                                          ----------
HONG KONG -- 33.26%
Asia Satellite Telecommunications Holdings
  Ltd. ......................................    30,000       53,440
CDL Hotels International Ltd. ...............   360,000       92,474
CLP Holdings Limited.........................    23,000      114,599
Cheung Kong Holdings Ltd. ...................    18,000      129,534
China Resources Enterprise Limited...........    26,000       40,609
Citic Pacific Ltd. ..........................    37,000       79,760
Dao Heng Bank Group Ltd. ....................    42,000      129,843
Giordano Holdings Ltd. ......................   260,000       48,664
Gold Peak Industries (Holdings) Limited......   200,000       56,151
HSBC Holdings................................     9,600      239,163
Hong Kong Electric Holdings Ltd. ............    43,000      130,437
Hong Kong Telecommunications Limited.........    32,000       55,970
Jardine International Motor Holdings Co. ....   108,000       42,868
Moulin International Holding Ltd. ...........   230,000       27,907
National Mutual Asia Ltd. ...................    60,000       44,920
New World Development Company Ltd. ..........    40,000      100,684
Sun Hung Kai Properties Ltd. ................     8,000       58,345
Swire Pacific Ltd. Class A...................    17,000       76,145
Techtronic Industries Company................   143,800       25,615
Union Bank of Hong Kong Ltd. ................    48,266       38,628
VTech Holdings Limited.......................    29,000      126,526
Wharf Holdings Ltd. (with 3,800
  warrants(a))...............................    30,000       44,073
Yue Yuen Industrial Holdings.................    29,000       55,028
                                                          ----------
                                                           1,811,383
                                                          ----------
INDONESIA -- 1.83%
Asia Pulp & Paper Company Ltd -- Sponsored
  ADR(a).....................................     4,400       36,025
PT Bank Dagang Nasional Warrants -- Foreign
  Registered(a)..............................       500           --
PT Hanjaya Mandala Sampoerna(a)..............    96,000       63,700
                                                          ----------
                                                              99,725
                                                          ----------
MALAYSIA(B) -- 14.97%
AMMB Holdings Berhad.........................     9,800       10,093
Berjaya Sports Toto Berhad...................    56,000       61,021
Genting Berhad...............................    17,000       32,241
Johor Port Berhad............................   204,000       63,779
KFC Holdings (Malaysia) Berhad...............    62,700       44,394
Malakoff Berhad..............................    16,000       32,736
Malayan Banking Berhad.......................    34,400       60,892
Malayan Cement Berhad........................    55,750       17,558
Perusahaan Otomobil Nasional Berhad..........    78,000      103,103
Petronas Gas Berhad..........................    17,000       33,609
Public Bank Berhad...........................    40,000       18,391
Public Bank Berhad -- Foreign Registered.....    50,000       21,264
Sime Darby Berhad............................   102,000      102,234
Sime UEP Properties Berhad...................    68,000       56,276
Telekom Malaysia Berhad......................    35,000       80,460
Tenaga Nasional Berhad.......................    43,000       77,103
                                                          ----------
                                                             815,154
                                                          ----------

              EQUITY SECURITIES                 SHARES      VALUE
NEW ZEALAND -- 1.99%
Fletcher Challenge Paper.....................    34,000   $   22,810
Tourism Holdings Limited(a)..................   104,428       85,506
                                                          ----------
                                                             108,316
                                                          ----------
PHILIPPINES -- 5.57%
Alaska Milk Corporation(a)...................   820,000       48,063
Benpres Holdings Corporation Sponsored
  GDR(a).....................................    16,600       49,800
Benpres Holdings Corporation 144A(a).........     1,000        3,000
Manila Electric Company -- B Shares..........    16,000       51,415
Metropolitan Bank & Trust Company............     7,200       51,827
Music Corporation(a).........................   242,000       19,908
Philippine Long Distance Telephone Co. ......     1,472       37,842
Universal Robina Corporation.................   369,500       41,321
                                                          ----------
                                                             303,176
                                                          ----------
SINGAPORE -- 18.83%
Clipsal Industries Limited...................    79,000       79,000
DBS Land Limited.............................    73,000      107,512
Development Bank of Singapore Limited........    17,550      158,486
Elec & Eltek International Co. Ltd. .........    18,050       97,470
Fraser & Neave Ltd. Ordinary.................    17,000       49,662
Hong Kong Land Holdings Ltd. ................    32,000       37,760
Jardine Matheson Holdings Ltd. ..............    16,200       41,796
Jardine Strategic Holdings Ltd. .............    30,500       44,225
Overseas Union Bank Ltd. ....................    24,240      105,777
Singapore Airlines Ltd. .....................    23,000      168,671
Singapore Press Holdings Ltd. ...............    10,000      109,094
United Overseas Bank Ltd. ...................     4,000       25,698
                                                          ----------
                                                           1,025,151
                                                          ----------
SOUTH KOREA -- 7.93%
Hyundai Motor Company Ltd. ..................     3,648       64,923
Korea Electric Power Corporation.............     3,000       74,347
Pohang Iron & Steel Company Ltd. ............     1,000       64,368
Samsung Electronics Co. GDR 144A
  Registered.................................     3,954      156,183
Samsung Fire & Marine Insurance (with 50
  rights(a)).................................       167       72,110
                                                          ----------
                                                             431,931
                                                          ----------
THAILAND -- 5.17%
Advanced Info Service Public Company
  Limited -- Foreign Registered..............     4,600       27,346
Bangkok Bank Public Company Ltd. -- Foreign
  Registered(a)..............................    23,800       49,128
Delta Electronics (Thailand) Public Company
  Inc. -- Foreign Registered.................     6,450       34,084
K. R. Precision Public Company Limited --
  Foreign Registered(a)......................    72,800       35,565
Thai Airways Int'l. Public Company, Ltd. --
  Foreign Registered(a)......................    27,800       35,961
Thai Farmers Bank Public Company, Ltd. --
  Foreign Registered(a)......................    16,500       29,064
The Siam Cement Public Company Limited --
  Foreign Registered(a)......................     3,100       70,303
                                                          ----------
                                                             281,451
                                                          ----------

DECEMBER 31, 1998


---------------------------------------------
TOTAL INVESTMENTS -- 92.38%
  (Cost -- $4,721,889)(Cost on Federal income tax
    basis -- $4,754,341)...............................   $5,030,496
OTHER ASSETS, LESS LIABILITIES -- 7.62%................      414,834
                                                          ----------
NET ASSETS -- 100%.....................................   $5,445,330
                                                          ==========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
(b) As of September 1, 1998, the repatriation of proceeds received from the sale of these securities has been blocked until at least September 1, 1999. These securities are considered
    illiquid and are being fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.
    See Note 6 to the Financial Statements.



OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation......................   $  888,976
    Gross unrealized depreciation......................     (580,369)
                                                          ----------
        Net unrealized appreciation for
          financial statement purposes.................      308,607
    Less: tax basis adjustments........................      (32,452)
                                                          ----------
        Net unrealized appreciation for
          Federal income tax purposes..................   $  276,155
                                                          ==========
Purchases and sales of securities other than short-term obligations aggregated $7,634,757 and $3,622,676, respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $4,721,889).......  $5,030,496
Cash........................................................     390,204
Receivables
  Fund shares sold..........................................     185,075
  Dividends and interest....................................       7,251
  Manager for expense reimbursement.........................      12,430
Deferred organization expenses..............................      28,831
Other assets................................................       4,206
                                                              ----------
  Total assets..............................................   5,658,493
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................     174,866
  Management fee............................................       4,657
  12b-1 service and distribution fees.......................       3,718
  Other payables to related parties.........................       4,193
Accrued expenses............................................      25,729
                                                              ----------
  Total liabilities.........................................     213,163
                                                              ----------
NET ASSETS..................................................  $5,445,330
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($1,393,254/250,439 shares outstanding)...................  $     5.56
                                                              ==========
Maximum offering price per share ($5.56 X 100/94.25)*.......  $     5.90
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($2,196,700/397,557 shares outstanding).............  $     5.53
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($1,855,376/334,849 shares outstanding).............  $     5.54
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $7,224,901
  Accumulated net realized loss on investments and foreign
    currency transactions...................................  (2,098,551)
  Undistributed net investment income.......................       9,686
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     309,294
                                                              ----------
NET ASSETS..................................................  $5,445,330
                                                              ==========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $9,962 foreign taxes withheld...........             $   132,789
                                                                         -----------
EXPENSES
  Management fee............................................  $ 49,509
  Transfer agent............................................    16,060
  Administrative services fee...............................     4,951
  Custodian fees............................................   111,071
  Blue Sky fees.............................................    30,360
  Auditing and accounting fees..............................    17,348
  Shareholder reports.......................................     3,425
  Amortization of organization expenses.....................     9,826
  Fund accounting...........................................    19,790
  Trustees' fees............................................     8,471
  12b-1 service and distribution fees.......................    36,361
  Legal.....................................................    21,994
  Other.....................................................     1,777
                                                                         -----------
                                                                             330,943
  Expenses reimbursed by Manager............................                (167,194)
  Fees paid indirectly......................................                 (30,845)
                                                                         -----------
    Net expenses............................................                 132,904
                                                                         -----------
NET INVESTMENT LOSS.........................................                    (115)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (2,099,161)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................               1,157,220
                                                                         -----------
    Net loss on investment transactions.....................                (941,941)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $  (942,056)
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   ----------
INCREASE IN NET ASSETS
Operations
  Net investment (loss) income..............................  $      (115)  $    2,221
  Net realized (loss) gain on investments and foreign
    currency transactions...................................   (2,099,161)       2,302
  Net change in unrealized appreciation (depreciation) on
    investments.............................................  1,157,220..     (847,926)
                                                              -----------   ----------
        Net decrease resulting from operations..............     (942,056)    (843,403)
                                                              -----------   ----------
Class A distributions
  From net investment income................................           --       (1,243)
  In excess of net investment income........................       (8,845)      (3,430)
  From net realized gain....................................       (1,561)          --
                                                              -----------   ----------
        Total distributions to Class A shareholders.........      (10,406)      (4,673)
                                                              -----------   ----------
Class B distributions
  From net investment income................................           --         (521)
  In excess of net investment income........................       (3,991)      (1,436)
  From net realized gain....................................         (704)          --
                                                              -----------   ----------
        Total distributions to Class B shareholders.........       (4,695)      (1,957)
                                                              -----------   ----------
Class C distributions
  From net investment income................................           --         (457)
  In excess of net investment income........................       (2,487)      (1,260)
  From net realized gain....................................         (439)          --
                                                              -----------   ----------
        Total distributions to Class C shareholders.........       (2,926)      (1,717)
                                                              -----------   ----------
Fund share transactions (Note 5)
  Class A...................................................    1,414,019    1,052,849
  Class B...................................................    1,367,392    1,226,021
  Class C...................................................    1,239,743      957,139
                                                              -----------   ----------
    Net increase resulting from Fund share transactions.....    4,021,154    3,236,009
                                                              -----------   ----------
TOTAL INCREASE IN NET ASSETS................................  3,061,071..    2,384,529
NET ASSETS
  Beginning of period.......................................    2,384,259           --
                                                              -----------   ----------
  END OF PERIOD.............................................  $5,445,330..  $2,384,259
                                                              ===========   ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $9,686......  $    2,842
                                                              ===========   ==========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A                                                        FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                               1998         1997
SELECTED PER SHARE DATA                                       -------      -------
Net asset value, beginning of period........................  $  6.01      $ 10.00
                                                              -------      -------
  Loss from investment operations
  Net investment income(a)..................................      .03          .02
  Net realized and unrealized loss on investment
    transactions............................................     (.44)       (3.98)
                                                              -------      -------
    Total from investment operations........................     (.41)       (3.96)
                                                              -------      -------
  Less distributions
  From net investment income................................       --          .01
  In excess of net investment income........................      .03          .02
  From net realized gain....................................      .01           --
                                                              -------      -------
    Total distributions.....................................      .04          .03
                                                              -------      -------
Net asset value, end of period..............................  $  5.56      $  6.01
                                                              =======      =======
Total return(%)(b)..........................................    (6.86)      (39.58)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 1,393      $   692
Ratio of expenses to average net assets(c)
  With expense reimbursement(%).............................     2.77         2.11
  Without expense reimbursement(%)..........................     6.15        10.17
Ratio of net investment income to average net assets
  (%)(a)....................................................      .53          .63
Portfolio turnover rate(%)..................................       86            1

CLASS B                                                        FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                               1998         1997
SELECTED PER SHARE DATA                                       -------      -------
Net asset value, beginning of period........................  $  5.99      $ 10.00
                                                              -------      -------
  Loss from investment operations
  Net investment loss(a)....................................     (.01)          --
  Net realized and unrealized loss on investment
    transactions............................................     (.44)       (4.00)
                                                              -------      -------
    Total from investment operations........................     (.45)       (4.00)
                                                              -------      -------
  Less distributions
  In excess of net investment income........................      .01          .01
                                                              -------      -------
    Total distributions.....................................      .01          .01
                                                              -------      -------
Net asset value, end of period..............................  $  5.53      $  5.99
                                                              =======      =======
Total return(%)(b)..........................................    (7.48)      (39.96)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 2,197      $   929
Ratio of expenses to average net assets(c)
  With expense reimbursement(%).............................     3.65         2.86
  Without expense reimbursement(%)..........................     7.03        10.92
Ratio of net investment loss to average net assets (%)(a)...     (.35)        (.12)
Portfolio turnover rate(%)..................................       86            1

    The accompanying notes are an integral part of the financial statements.

CLASS C                                                        FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                              --------------------
                                                               1998         1997
SELECTED PER SHARE DATA                                       -------      -------
Net asset value, beginning of period........................  $  5.99      $ 10.00
                                                              -------      -------
  Loss from investment operations
  Net investment loss(a)....................................     (.01)          --
  Net realized and unrealized loss on investment
    transactions............................................     (.43)       (3.99)
                                                              -------      -------
    Total from investment operations........................     (.44)       (3.99)
                                                              -------      -------
  Less distributions
  In excess of net investment income........................      .01          .02
                                                              -------      -------
    Total distributions.....................................      .01          .02
                                                              -------      -------
Net asset value, end of period..............................  $  5.54      $  5.99
                                                              =======      =======
Total return(%)(b)..........................................    (7.37)      (39.94)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 1,855      $   764
Ratio of expenses to average net assets(c)
  With expense reimbursement(%).............................     3.54         2.74
  Without expense reimbursement(%)..........................     6.92        10.80
Ratio of net investment loss to average net assets(%)(a)....     (.24)          --
Portfolio turnover rate(%)..................................       86            1

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b)    Total return does not reflect a sales charge.
(c) Total expenses include fees paid indirectly through an expense offset arrangement.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Asia Pacific Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $815,154 (14.97% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998, the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $141,631. These dividends were subject to foreign withholding tax in the amount of $9,962. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $1,951,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

     Pursuant to Section 852 of the Code, the Fund designates $1,006 as long-term capital gain dividends for its taxable year ended December 31, 1998.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, certain securities sold at a loss, and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the year ended December 31, 1998, custody fees were reduced by $30,845 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $4,655.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $4,382, $16,038, and $15,941 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $4,742, $6,561 and $4,757, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF RISK

     The Fund primarily invests in equity securities of companies in the Asia-Pacific region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the Asia-Pacific region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                       YEAR ENDED              YEAR ENDED
                                   DECEMBER 31, 1998        DECEMBER 31, 1997
                                 ----------------------   ---------------------
CLASS A                           SHARES      AMOUNT       SHARES      AMOUNT
-------                          --------   -----------   --------   ----------
Sold...........................   587,033   $ 3,227,193    186,266   $1,497,206
Issued on reinvestment of
 distributions.................     1,325         7,271        747        4,378
Repurchased....................  (453,035)   (1,820,445)   (71,897)    (448,735)
                                 --------   -----------   --------   ----------
Net increase...................   135,323   $ 1,414,019    115,116   $1,052,849
                                 ========   ===========   ========   ==========

                                     YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                               ----------------------   -----------------------
CLASS B                         SHARES      AMOUNT       SHARES       AMOUNT
-------                        --------   -----------   --------   ------------
Sold.........................   367,268   $ 1,924,978    177,326   $  1,403,362
Issued on reinvestment of
 distributions...............       537         2,927        171          1,002
Repurchased..................  (125,329)     (560,513)   (22,416)      (178,343)
                               --------   -----------   --------   ------------
Net increase.................   242,476   $ 1,367,392    155,081   $  1,226,021
                               ========   ===========   ========   ============

                                     YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                               ----------------------   -----------------------
CLASS C                         SHARES      AMOUNT       SHARES       AMOUNT
-------                        --------   -----------   --------   ------------
Sold.........................   355,153   $ 1,944,016    133,442   $    992,947
Issued on reinvestment of
 distributions...............       432         2,364        283          1,654
Repurchased..................  (148,169)     (706,637)    (6,292)       (37,462)
                               --------   -----------   --------   ------------
Net increase.................   207,416   $ 1,239,743    127,433   $    957,139
                               ========   ===========   ========   ============

6. SUBSEQUENT EVENT

     The Malaysian Government announced on February 4, 1999 a new policy regarding repatriation of proceeds received from the sale of Malaysian securities. Under the new policy, which goes into effect February 15, 1999, repatriation will no longer be blocked; instead the new policy provides for a graduated levy. The levy will range from zero to thirty percent of proceeds, depending on the holding period and the time of repatriation.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Asia Pacific Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IAPF123198

December 31, 1998

IVY
GLOBAL
NATURAL
RESOURCES
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS(R)

MARKET COMMENTARY

For resource investors, the events of 1998 were disheartening, but we believe those very same events should provide an opportunity for the coming years. Simply put, just a few years ago, many world economists and company executives were budgeting for the "Asian economic miracle" and the demand strain that it would put on resources. Only two years ago, energy prices were reaching new near-term highs. But instead of economic wonder, Asia was shaken by a financial crisis that quickly spread to other developing areas of the world. Within this difficult environment, the Ivy Global Natural Resources Fund was down 29.35%. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

   Commodity prices have now fallen for more than two years, and closed out 1998 with multidecade lows. The magnitude of the decline significantly exceeded many analysts' expectations, and has caused many investors to conclude that the risks are too high to be investing in resource sectors.

   In light of the negative investor sentiment, we believe there are several reasons why investors should consider increasing, not reducing, exposure to resource sectors. First, resources (fertilizers for food, paper for communication, steel for building materials, copper for pipes, aluminum for cans and airplanes, and, of course, gas for cars and heating homes) are vital to the infrastructure of both developed and developing economies. If, as we expect, world demand grows, so will the need for these materials. Moreover, we expect interest rates to fall, which should increase demand. Second, the plethora of bad news has caused share prices to decline to valuations that, in our view, have seldom been better-this is in stark contrast to the broad stock market, which has seldom been this expensive. We believe the large number of takeovers confirms that stocks are now trading below replacement value and that these mergers also strengthen industries by reducing excessive competition. Third, many companies are keeping inventory levels in check by cutting production. In past cycles, however, just when less production was needed, companies often produced more to make up for the revenue shortfall. Some inventory levels, such as platinum, silver, and zinc, continue to decline despite the weak demand environment. US crude oil inventory levels are high relative to past years, but usage is also higher-measured in days of supply, inventories are not too far out of line with demand.

   Despite the difficult environment, many companies within the Ivy Global Natural Resources Fund continue to expand production. According to our research, balance sheets are also in reasonable shape for this point in the cycle. Past cycles suggest that significant gains are likely once commodity prices improve. (Of course, there is no guarantee that this trend will continue in the future.)

   In the fourth quarter of 1998, there were positive divergences between share prices and the underlying resources for the first time in two years: oil prices went to new lows, but oil shares did not; base metal prices went to new lows, but the base metal shares did not. We have already begun to see some stocks move higher and while we cannot say for certain, this trend could continue in 1999. Nonetheless, we believe that the uptrend in stocks will not begin in earnest until commodity prices firm.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472
Auditors
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (1/97)
                            OF A $10,000 INVESTMENT

                                     CHART

IVY GLOBAL NATURAL RESOURCES FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy Global Natural Resources Fund was down 29.35%. The Morgan Stanley Capital International (MSCI) Commodity-Related Index was down 14.61% for the same period. The higher return of the index can be directly attributed to differences in the composition of the Fund's portfolio and the index. The Fund is required to invest in at least three countries world wide, while the index is made up of US-based companies. Also, the Fund tends to invest in smaller-capitalization global companies, while the index focuses on larger, US companies.

The Morgan Stanley Capital International (MSCI) Commodity-Related Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY GLOBAL NATURAL RESOURCES FUND                 Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                      (33.33%)  (29.82%)  (36.35%)  (32.98%)
                                                                         C:        C:        C:        C:
 1 year                                           (33.41%)  (36.53%)  (31.19%)  (30.49%)  (35.88%)  (35.23%)     n/a       n/a
                                                                         B:        B:        B:        B:
                                                                      (15.45%)  (13.67%)  (17.42%)  (15.70%)
                                                                         C:        C:        C:        C:
 Since Inception(5)                               (15.68%)  (17.71%)  (14.17%)  (14.17%)  (17.17%)  (17.17%)     n/a       n/a

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC. There were no Advisor Class shares outstanding.
(5)Class A, Class B and Class C commenced operations January 1, 1997.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Natural Resources Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

  FOREIGN EQUITY SECURITIES -- 101.01%      SHARES       VALUE
-----------------------------------------
DIAMONDS -- 5.60%
Aber Resources, Ltd.(a)..................    10,000   $    55,992
De Beers Consolidated Mines Ltd..........     7,500        95,625
                                                      -----------
                                                          151,617
                                                      -----------
ENERGY SERVICES -- 18.67%
Diamond Offshore Drilling, Inc. .........     5,300       125,544
Ensign Resource Service Group, Inc. .....    10,000        87,894
NQL Drilling Tools Inc. -- Class A(a)....     7,500        19,532
Nabors Industries, Inc.(a)...............     2,000        27,125
Noble Drilling Corporation(a)............     9,200       119,025
Santa Fe International Corporation.......     2,000        29,250
Weatherford International, Inc.(a).......     5,000        96,875
                                                      -----------
                                                          505,245
                                                      -----------
FOOD/AGRICULTURE -- 1.80%
Saskatchewan Wheat Pool..................     7,500        48,830
                                                      -----------
GAS PRODUCERS -- 15.56%
Elk Point Resources, Inc.(a).............    36,000        93,754
Fletcher Challenge Energy................    41,273        81,009
Niko Resources Ltd.(a)...................    25,000        91,149
Noble Affiliates, Inc. ..................     1,500        36,938
Penn West Petroleum Ltd.(a)..............     5,000        53,713
Remington Energy Ltd.(a).................    20,000        64,456
                                                      -----------
                                                          421,019
                                                      -----------
INDUSTRIAL -- 5.29%
BASF AG..................................       500        19,078
Cameco Corporation.......................     4,000        71,487
International Uranium Corp.(a)...........   150,000        52,736
                                                      -----------
                                                          143,301
                                                      -----------
JUNIOR PRECIOUS METALS -- 8.78%
Golden Knight Resources, Inc.(a).........   200,000        58,596
Meridian Gold Inc.(a)....................    15,000        87,894
Orvana Minerals Corporation(a)...........   200,000        91,149
                                                      -----------
                                                          237,639
                                                      -----------
METALS & MINERALS -- 7.96%
Billiton plc.............................    25,000        49,706
Breakwater Resources, Ltd.(a)............    75,000        46,388
Pasminco Limited.........................   150,000       114,085
Tenke Mining Corp.(a)....................    25,000         5,209
                                                      -----------
                                                          215,388
                                                      -----------
OIL PRODUCERS -- 9.17%
Hurricane Hydrocarbons Ltd. -- Class
  A(a)...................................    15,000        17,188
Pacalta Resources Ltd.(a)................    30,000        84,964
Talisman Energy Inc.(a)..................     2,500        43,866
Vermilion Resources Ltd.(a)..............    25,000        46,388
YPF S.A. ADR Class D.....................     2,000        55,875
                                                      -----------
                                                          248,281
                                                      -----------
PAPER & FOREST PRODUCTS -- 8.84%
Alliance Forest Products, Inc.(a)........     6,500        61,786
Sino-Forest Corp. Class A(a).............   140,000       149,485
UPM-Kymmene Oyj..........................     1,000        28,045
                                                      -----------
                                                          239,316
                                                      -----------

        FOREIGN EQUITY SECURITIES           SHARES       VALUE
PLATINUM GROUP METALS -- 9.23%
Anglo American Platinum Corporation
  Limited................................     6,000   $    82,310
Industrias Penoles S.A. .................    35,000       104,755
Lonrho PLC...............................    11,500        62,655
                                                      -----------
                                                          249,720
                                                      -----------
SENIOR PRECIOUS METALS -- 10.11%
Acacia Resources Ltd. ...................    18,000        26,663
Delta Gold NL............................    17,000        25,859
Freeport-McMoRan Copper & Gold,
  Inc. ..................................     8,500        88,719
Gold Fields Limited(a)...................    15,000         3,740
Gold Fields of South Africa Limited......     2,000        82,873
Vengold Inc.(a)..........................    75,000        45,900
                                                      -----------
                                                          273,754
                                                      -----------
TOTAL FOREIGN EQUITY SECURITIES
  (Cost -- $3,957,200)...................  1,449,273    2,734,110
                                                      -----------
FOREIGN BONDS -- .58%                      PRINCIPAL
-----------------------------------------  --------
William Resources, Inc. 8.00%,
  01/23/02(b) (Cost -- $115,201).........  $400,000        15,625
                                                      -----------
TOTAL FOREIGN INVESTMENTS -- 101.59%
  (Cost -- $4,072,401)(Cost on Federal income tax
    basis -- $4,195,763)                                2,749,735
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.59)%...       (43,095)
                                                      -----------
NET ASSETS -- 100%.................................   $ 2,706,640
                                                      ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Issuer is in default on interest payments.
OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..................   $   135,445
    Gross unrealized depreciation..................    (1,458,111)
                                                      -----------
        Net unrealized depreciation for financial
          statement purposes.......................    (1,322,666)
    Less: tax basis adjustments....................      (123,362)
                                                      -----------
        Net unrealized depreciation for Federal
          income tax purposes......................   $(1,446,028)
                                                      ===========
Purchases and sales of investments (excluding short-term
obligations) aggregated $4,173,828 and $7,178,361, respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $4,072,401).......  $ 2,749,735
Receivables
  Investments sold..........................................       40,294
  Fund shares sold..........................................        1,164
  Dividends and interest....................................        3,621
  Manager for expense reimbursement.........................       14,832
Deferred organization expenses..............................       28,832
Other assets................................................        4,249
                                                              -----------
  Total assets..............................................    2,842,727
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................        2,474
  Management and advisory fees..............................        2,373
  12b-1 service and distribution fees.......................        1,478
  Other payables to related parties.........................        3,888
Due to custodian............................................      108,512
Accrued expenses............................................       17,362
                                                              -----------
  Total liabilities.........................................      136,087
                                                              -----------
NET ASSETS..................................................  $ 2,706,640
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($1,344,863/212,740 shares outstanding)...................  $      6.32
                                                              ===========
Maximum offering price per share ($6.32 x 100/94.25)*.......  $      6.71
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($1,320,448/210,649 shares outstanding).............  $      6.27
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($41,329/6,658 shares outstanding)..................  $      6.21
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 5,721,970
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (1,666,779)
  Accumulated net investment loss...........................      (26,012)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (1,322,539)
                                                              -----------
NET ASSETS..................................................  $ 2,706,640
                                                              ===========

  *On sales of more than $50,000 the offering price is reduced.
 **Subject to a maximum deferred sales charge of 5%.
***Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $2,943 foreign taxes withheld...........            $    57,101
  Interest..................................................                 48,185
                                                                        -----------
                                                                            105,286
                                                                        -----------
EXPENSES
  Management fee............................................  $20,977
  Advisory fee..............................................   20,977
  Transfer agent............................................   17,966
  Administrative services fee...............................    4,196
  Custodian fees............................................   51,604
  Blue Sky fees.............................................   30,092
  Auditing and accounting fees..............................   17,371
  Shareholder reports.......................................    2,919
  Amortization of organization expenses.....................    9,826
  Fund accounting...........................................   19,850
  Trustees' fees............................................    8,471
  12b-1 service and distribution fees.......................   25,840
  Legal.....................................................   22,020
  Other.....................................................    3,487
                                                                        -----------
                                                                            255,596
  Expenses reimbursed by Manager............................               (147,952)
                                                                        -----------
    Net expenses............................................                107,644
                                                                        -----------
NET INVESTMENT LOSS.........................................                 (2,358)
                                                                        -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................             (1,287,009)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................               (122,583)
                                                                        -----------
    Net loss on investment transactions.....................             (1,409,592)
                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $(1,411,950)
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $    (2,358)  $   (87,912)
  Net realized (loss) gain on investments and foreign
    currency transactions...................................   (1,287,009)      740,820
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................     (122,583)   (1,199,956)
                                                              -----------   -----------
    Net decrease resulting from operations..................   (1,411,950)     (547,048)
                                                              -----------   -----------
Class A distributions
  In excess of net investment income........................       (9,832)      (91,654)
  From net realized gain....................................           --      (441,915)
  In excess of net realized gain............................           --      (125,911)
                                                              -----------   -----------
    Total distributions to Class A shareholders.............       (9,832)     (659,480)
                                                              -----------   -----------
Class B distributions
  In excess of net investment income........................       (9,330)      (44,832)
  From net realized gain....................................           --      (287,696)
  In excess of net realized gain............................           --       (78,348)
                                                              -----------   -----------
    Total distributions to Class B shareholders.............       (9,330)     (410,876)
                                                              -----------   -----------
Class C distributions
  In excess of net investment income........................         (292)       (1,675)
  From net realized gain....................................           --       (11,209)
  In excess of net realized gain............................           --        (4,050)
                                                              -----------   -----------
    Total distributions to Class C shareholders.............         (292)      (16,934)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (1,812,081)    4,800,177
  Class B...................................................     (740,027)    3,416,671
  Class C...................................................      (47,826)      155,468
                                                              -----------   -----------
    Net (decrease) increase resulting from Fund share
     transactions...........................................   (2,599,934)    8,372,316
                                                              -----------   -----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (4,031,338)    6,737,978
NET ASSETS
  Beginning of period.......................................    6,737,978            --
                                                              -----------   -----------
  END OF PERIOD.............................................  $ 2,706,640   $ 6,737,978
                                                              ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --   $    17,963
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A                                                        FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                               1998           1997
SELECTED PER SHARE DATA                                       -------        ------
Net asset value, beginning of period........................  $  9.01        $10.00
                                                              -------        ------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .03          (.11)
  Net realized and unrealized (loss) gain on investment
    transactions............................................    (2.68)          .70
                                                              -------        ------
    Total from investment operations........................    (2.65)          .59
                                                              -------        ------
  Less distributions
  In excess of net investment income........................      .04           .22
  From net realized gain....................................       --          1.08
  In excess of net realized gain............................       --           .28
                                                              -------        ------
    Total distributions.....................................      .04          1.58
                                                              -------        ------
Net asset value, end of period..............................  $  6.32        $ 9.01
                                                              =======        ======
Total return(%)(b)..........................................   (29.35)         6.95
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 1,345        $3,907
Ratio of expenses to average net assets
  With expense reimbursement(%).............................     2.22          2.10
  Without expense reimbursement(%)..........................     5.75          2.88
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................      .29         (1.10)
Portfolio turnover rate(%)..................................       98           199

CLASS B                                                        FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                               1998           1997
SELECTED PER SHARE DATA                                       -------        ------
Net asset value, beginning of period........................  $  9.00        $10.00
                                                              -------        ------
  Income (loss) from investment operations
  Net investment loss(a)....................................     (.04)         (.15)
  Net realized and unrealized (loss) gain on investment
    transactions............................................    (2.65)          .68
                                                              -------        ------
    Total from investment operations........................    (2.69)          .53
                                                              -------        ------
  Less distributions
  In excess of net investment income........................      .04           .17
  From net realized gain....................................       --          1.08
  In excess of net realized gain............................       --           .28
                                                              -------        ------
    Total distributions.....................................      .04          1.53
                                                              -------        ------
Net asset value, end of period..............................  $  6.27        $ 9.00
                                                              =======        ======
Total return(%)(b)..........................................   (29.82)         6.28
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 1,320        $2,706
Ratio of expenses to average net assets
  With expense reimbursement(%).............................     2.90          2.86
  Without expense reimbursement(%)..........................     6.43          3.64
Ratio of net investment loss to average net assets(%)(a)....     (.39)        (1.86)
Portfolio turnover rate(%)..................................       98           199

    The accompanying notes are an integral part of the financial statements.

CLASS C                                                        FOR THE YEAR ENDED
                                                                  DECEMBER 31,
                                                              ---------------------
                                                               1998           1997
SELECTED PER SHARE DATA                                       -------        ------
Net asset value, beginning of period........................  $  9.00        $10.00
                                                              -------        ------
  Income (loss) from investment operations
  Net investment loss(a)....................................     (.14)         (.17)
  Net realized and unrealized (loss) gain on investment
    transactions............................................    (2.61)          .68
                                                              -------        ------
  Total from investment operations..........................    (2.75)          .51
                                                              -------        ------
  Less distributions
  In excess of net investment income........................      .04           .15
  From net realized gain....................................       --          1.08
  In excess of net realized gain............................       --           .28
                                                              -------        ------
    Total distributions.....................................      .04          1.51
                                                              -------        ------
Net asset value, end of period..............................  $  6.21        $ 9.00
                                                              =======        ======
Total return(%)(b)..........................................   (30.49)         6.08
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $    41        $  124
Ratio of expenses to average net assets
  With expense reimbursement(%).............................     3.57          3.08
  Without expense reimbursement(%)..........................     7.10          3.86
Ratio of net investment loss to average net assets(%)(a)....    (1.06)        (2.08)
Portfolio turnover rate(%)..................................       98           199

       Net investment loss is net of expenses reimbursed by the
(a)    Manager.
(b)    Total return does not reflect a sales charge.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Natural Resources Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $56,526. These dividends were subject to foreign withholding tax in the amount of $2,943. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $1,136,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a management fee monthly at the annual rate of .50% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Adviser of the Fund. For its services, MFC receives a fee monthly at the annual rate of .50% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $580.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $5,371, $19,537 and $932, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $9,643, $7,347 and $976, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
           CLASS A               SHARES      AMOUNT       SHARES      AMOUNT
           -------              --------   -----------   --------   -----------
Sold..........................   145,809   $ 1,262,673    514,551   $ 5,779,987
Issued on reinvestment of
 distributions................     1,494         9,069     35,261       297,604
Repurchased...................  (368,169)   (3,083,823)  (116,206)   (1,277,414)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......  (220,866)  $(1,812,081)   433,606   $ 4,800,177
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
           CLASS B               SHARES      AMOUNT       SHARES      AMOUNT
           -------              --------   -----------   --------   -----------
Sold..........................    17,035   $   138,303    322,291   $ 3,679,427
Issued on reinvestment of
 distributions................       327         1,810     15,150       127,716
Repurchased...................  (107,494)     (880,140)   (36,660)     (390,472)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......   (90,132)  $  (740,027)   300,781   $ 3,416,671
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
           CLASS C               SHARES      AMOUNT       SHARES      AMOUNT
           -------              --------   -----------   --------   -----------
Sold..........................     3,817   $    31,278     16,819   $   190,701
Issued on reinvestment
 distributions................        38           232      1,026         8,660
Repurchased...................   (11,016)      (79,336)    (4,026)      (43,893)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......    (7,161)  $   (47,826)    13,819   $   155,468
                                ========   ===========   ========   ===========

5. SUBSEQUENT EVENT

     The Fund intends to enter into an Agreement and Plan of Reorganization on March 11, 1999, (the "Reorganization") providing for the transfer into the Fund of all or substantially all of the assets of Ivy Canada Fund. Pursuant to the Reorganization each shareholder of Ivy Canada Fund will become a shareholder of the Fund and will hold the number of full and fractional Class A, Class B, Class C and Advisor Class Shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of each shareholders Class A, Class B, Class C and Advisor Class shares of Ivy Canada Fund held as of the close of business on the business day preceding the closing day. The closing day is expected to occur on March 12, 1999. The Reorganization is subject to the approval of Ivy Canada Fund shareholders.

     Ivy Canada Fund is a separate portfolio of Ivy Fund and has investment objectives and policies that are similar to the Fund's investment objectives and policies. The interests of the Fund's shareholders will not be diluted as a result of the Reorganization.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Natural Resources Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IGNRF123198

December 31, 1998

IVY
SOUTH
AMERICA
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS (R)

MARKET COMMENTARY

Nineteen ninety-eight was a tough year for emerging markets in general, and South America in particular. As investors around the world fled riskier asset classes in response to global developments, South American equities were apparently sold without much regard for fundamentals within the economies themselves. While the crisis that started in Asia and later spread to Russia has had an impact on South America, in most cases our research indicates that panicky investors priced in the worst-case scenario and by mid-year, most securities in the region had been dramatically oversold. Within this difficult environment, the Ivy South America Fund was down 36.07% for the twelve months ended December 31, 1998. This performance is consistent with the Morgan Stanley Capital International Emerging Markets Free Latin America Index, which was down 35.11% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

The global financial crisis has led to lower growth expectations throughout South America for both 1998 and 1999 due to a 21-year low in commodity prices and the higher cost of capital. However, despite turmoil in the financial markets and lower growth expectations, the underlying economies in South America remain relatively strong in our view. Policy makers across the region have actively responded to the situation posed by the global markets and have managed to contain the impact of a crisis that, in the past, would have been devastating to their then-fragile economies. Despite international pressure, we believe that South America's commitment to free markets is unwavering and free market reform policies continue to generate substantial productivity gains.

The impact of global market conditions has probably been most intense in Brazil, placing substantial pressure on the Brazilian currency, the real. It appears that the Brazilian government's decision to float the real at the beginning of 1999 has relieved much of that pressure, although it did not eliminate the need for an aggressive fiscal adjustment. In our view, fiscal reforms continue to be critical for a reduction in interest rates, which, in turn, could contribute to a sustainable recovery in equity markets and improve long-term growth prospects as well.

We expect that the bulk of a proposed fiscal package will be approved, although political foot dragging is likely. While budget cuts and high interest rates are likely to dampen growth in 1999, tight monetary policy and fiscal austerity are critical for Brazil's long-term growth. Declining rates later in 1999 should set the stage for an upturn in the year 2000. According to our research, the market is currently trading at a substantial discount to the rest of the region, and we believe this represents the most compelling value in South America.

In the short term, we expect these markets to remain highly volatile, with the outlook largely dependent on the global environment and events in Brazil. However, we believe that at current levels these markets present an unprecedented opportunity for long-term returns.

IVY MANAGEMENT, INC.

Board of Trustees
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

Legal Counsel
Dechert Price & Rhoads
Boston, MA
Officers
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer
Custodian
Brown Brothers Harriman & Co.
Boston, MA

Transfer Agent
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472
Auditors
PricewaterhouseCoopers LLP
Fort Lauderdale, FL
Investment Manager
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111
Distributor
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (11/94)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY SOUTH AMERICA FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy South America Fund was down 36.07%. The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Latin America Index was down 35.11% for the same period. The performance of the Fund is consistent with the performance of the index despite market weightings that are considerably different.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Latin America Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted.

The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY SOUTH AMERICA FUND                            Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                      (39.76%)  (36.59%)  (42.28%)  (39.23%)
                                                                         C:        C:        C:        C:
 1 year                                           (39.74%)  (42.33%)  (37.69%)  (36.69%)  (40.44%)  (39.44%)     n/a       n/a
                                                                         B:        B:        B:        B:
                                                                      (13.00%)  (12.59%)  (16.53%)  (16.12%)
                                                                         C:        C:        C:        C:
 Since Inception(5)                               (13.13%)  (16.79%)  (11.75%)  (11.75%)  (13.71%)  (13.71%)     n/a       n/a

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC. There were no Advisor Class shares outstanding.
(5)Class A and Class B commenced operations November 1, 1994, Class C commenced operations April 30, 1996.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy South America Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

EQUITY SECURITIES -- 99.54%     SHARES        VALUE                      EQUITY SECURITIES                 SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
ARGENTINA -- 20.17%
Banco de Galicia y Buenos
  Aires S.A. de C.V.........       7,957   $    35,042
Banco Frances S.A...........       7,500        53,298
Bansud S.A.(a)..............       8,809        37,825
Cia Naviera Perez Companc
  'B'.......................       7,755        32,833
Inversiones y
  Representaciones S.A.
  (IRSA)....................      24,536        67,290
Quilmes Industrial S.A......       2,830        26,354
Telecom Argentina S.A.
  ADR.......................       2,700        74,250
Telefonica de Argentina S.A.
  ADR.......................       2,700        75,431
Transportadora de Gas Sur...      15,700        31,114
YPF S.A. Sponsored ADR......       4,400       122,925
                                           -----------
                                               556,362
                                           -----------
BRAZIL -- 51.92%
Aracruz Celulose S.A. ADR...       1,750        14,000
Banco Bradesco S.A.
  Preferred (with 420,129
  rights(a))................  10,136,032        56,452
Banco Itau..................     113,000        55,180
Brasmotor S.A. Preferred....     210,000        20,858
Centrais Electricas
  Brasileiras S.A. Preferred
  (Electrobras).............   4,808,000        92,324
Centrais Electricas de Santa
  Catarina S.A. Preferred B
  (CELESC)..................      64,201        28,694
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar Preferred..........   4,600,000        74,243
Companhia Cervejaria Brahma
  Preferred.................      92,551        40,446
Companhia Cimento Portland
  Itau
  Preferred.................     120,000        13,657
Companhia Energetica de
  Minas Gerais Preferred
  (CEMIG)...................   3,368,933        64,133
Companhia Paranaense de
  Energia --
  Copel.....................   6,800,000        38,835
Companhia Paulista de Forca
  e Luz
  (CPFL)....................     350,000        25,203
Companhia Paulista de Forca
  e Luz
  (CPFL) Preferred..........       2,905           192
Companhia Paulista de Forca
  e Luz
  (CPFL) Preferred
  Receipts..................       2,141           142
Companhia Saneamento Basico
  (SABESP)..................     320,030        24,237
Companhia Siderurgica de
  Tubarao...................   3,400,000        14,239
Companhia Vale do Rio Doce
  Preferred A (with 8,300
  Debentures(a))............       4,900        62,862
Elevadores Atlas S.A.
  144A......................       4,000        43,039
Embratel Participacoes
  S.A.(a)...................       2,600        36,238
Gerdau S.A..................   2,200,000        16,388
Light Servicos de
  Eletricidade S.A..........     170,000        20,684
Petroleo Brasileiro S.A.
  Preferred (Petrobras).....   1,139,000       129,154
Rossi Residencial S.A.
  GDR.......................      10,000        16,250
Tam Transport Aereos
  Regionais S.A.
  Preferred.................   2,450,000       131,788
Tele Celular Sul
  Participacoes S.A.(a).....         260         4,534
Tele Centro Oeste Celular
  Participacoes S.A.(a).....         866         2,544
Tele Centro Sul
  Participacoes S.A.(a).....         520        21,742
Tele Leste Celular
  Participacoes S.A.(a).....          52         1,475
Tele Nordeste Celular
  Participacoes
  S.A.(a)...................         130         2,405
Tele Norte Celular
  Participacoes S.A.(a).....          52         1,173
Tele Norte Leste
  Participacoes S.A.(a).....       2,600        32,337
Tele Sudeste Celular
  Participacoes
  S.A.(a)...................         520        10,757
Telecomunicacoes Brasileiras
  S.A. ADR (Telebras).......       2,600           284
Telecomunicacoes de Minas
  Gerais (Telemig)..........       4,861            97
Telecomunicacoes de Minas
  Gerais (Telemig) Preferred
  B.........................     570,726        16,675
Telecomunicacoes de Sao
  Paulo S.A. (Telesp)(a)....       6,856           155
Telecomunicacoes de Sao
  Paulo S.A. (Telesp)
  Preferred.................     591,796        80,673
Telecomunicacoes do Parana
  Preferred (Telepar).......     176,690   $    31,441
Telemig Celular
  Participacoes S.A.(a).....         130         2,762
Telemig Celular S.A.(a).....       4,861            50
Telemig Celular S.A.
  Preferred C(a)............     570,726        11,195
Telepar Celular S.A.
  Preferred B (a)...........     176,690        11,113
Telerj Celular S.A.
  Preferred B(a)............     316,013         7,454
Telesp Celular Participacoes
  S.A(a)....................       1,040        18,200
Telesp Celular S.A.(a)......       6,856           590
Telesp Celular S.A.
  Preferred B(a)............     673,807        29,614
Telesp Participacoes
  S.A.(a)...................       2,600        57,525
Unibanco -- Units...........   1,379,847        47,967
Usinas Siderurgicas de Minas
  Gerais S.A. Preferred
  (USIMINAS)................       9,010        19,911
                                           -----------
                                             1,431,911
                                           -----------
CHILE -- 17.46%
A.F.P. Provida S.A. ADR.....       2,700        36,281
Antofagasta Holdings PLC....      11,700        34,553
Banco Santander Chile
  Sponsored ADR.............       2,100        30,713
Banco Santiago..............       1,700        25,288
Cristalerias de Chile
  Sponsored ADR.............       5,000        65,625
Empresa Nacional
  Electricidad S.A..........       4,200        47,775
Gener S.A. Sponsored ADR....       1,728        27,648
Laboratorio Chile S.A.
  ADR.......................       5,100        73,313
Madeco S.A. ADR.............       3,700        30,988
Quimica Minera Chile S.A.
  Sponsored
  ADR.......................       1,400        47,163
Vina Concha y Toro S.A.
  ADR.......................       2,400        62,100
                                           -----------
                                               481,447
                                           -----------
COLOMBIA -- 1.49%
Bancolombia S.A. Sponsored
  ADR.......................       6,100        28,594
Cememtos Diamante ADR
  144A......................       8,300        12,450
                                           -----------
                                                41,044
                                           -----------
MEXICO -- 2.14%
Panamerican Beverages Inc...       2,700        58,894
                                           -----------
PERU -- 4.87%
Banco Wiese ADR.............      12,200        22,875
Credicorp Limited(a)........       5,273        47,457
Southern Peru Copper Corp...       1,900        17,931
Telefonica del Peru
  S.A. -- B.................      36,600        46,041
                                           -----------
                                               134,304
                                           -----------
VENEZUELA -- 1.49%
CANTV CIA Anonima Telef.....  2,300.....        40,969
                                           -----------
TOTAL INVESTMENTS -- 99.54%
  (Cost -- $3,997,594)(Cost on Federal
    income tax basis -- $4,015,681).....     2,744,931
OTHER ASSETS, LESS
  LIABILITIES -- .46%...................        12,823
                                           -----------
NET ASSETS -- 100%......................   $ 2,757,754
                                           ===========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
(a) Non-income producing security
OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation.......   $   211,541
    Gross unrealized depreciation.......    (1,464,204)
                                           -----------
        Net unrealized depreciation for
          financial statement
  purposes..............................    (1,252,663)
    Less: tax basis adjustments.........       (18,087)
                                           -----------
        Net unrealized depreciation for
          Federal income tax purposes...   $(1,270,750)
                                           ===========
Purchases and sales of securities other than
short-term obligations aggregated $1,397,903 and
$5,019,772, respectively, for the period ended
December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $3,997,594).......  $ 2,744,931
Receivables
  Investments sold..........................................       63,075
  Fund shares sold..........................................        2,563
  Dividends and interest....................................       19,384
  Manager for expense reimbursement.........................       16,784
Deferred organization expenses..............................       10,280
Other assets................................................        4,840
                                                              -----------
  Total assets..............................................    2,861,857
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       15,341
  Management fee............................................        2,608
  12b-1 service and distribution fees.......................        1,453
  Other payables to related parties.........................        4,220
  Due to custodian..........................................       63,748
Accrued expenses............................................       16,733
                                                              -----------
  Total liabilities.........................................      104,103
                                                              -----------
NET ASSETS..................................................  $ 2,757,754
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($1,638,179/293,716 shares outstanding)...................  $      5.58
                                                              ===========
Maximum offering price per share ($5.58 X 100/94.25)*.......  $      5.92
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($971,693/176,121 shares outstanding)...............  $      5.52
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($147,882/26,966 shares outstanding)................  $      5.48
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 4,603,410
  Accumulated net realized loss on investments and foreign
    currency transactions...................................     (669,233)
  Undistributed net investment income.......................       76,439
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (1,252,862)
                                                              -----------
NET ASSETS..................................................  $ 2,757,754
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $25,605 foreign taxes withheld..........            $   222,059
  Interest..................................................                    810
                                                                        -----------
                                                                            222,869
                                                                        -----------
EXPENSES
  Management fee............................................  $53,857
  Transfer agent............................................   22,160
  Administrative services fee...............................    5,386
  Custodian fees............................................   54,938
  Blue Sky fees.............................................   35,969
  Auditing and accounting fees..............................   18,931
  Shareholder reports.......................................    5,650
  Amortization of organization expenses.....................   12,454
  Fund accounting...........................................   19,918
  Trustees' fees............................................    8,471
  12b-1 service and distribution fees.......................   30,176
  Legal.....................................................   21,619
  Other.....................................................    2,290
                                                                        -----------
                                                                            291,819
  Expenses reimbursed by Manager............................               (145,867)
  Fees paid indirectly......................................                (10,742)
                                                                        -----------
    Net expenses............................................                135,210
                                                                        -----------
NET INVESTMENT INCOME.......................................                 87,659
                                                                        -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................               (677,203)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................             (1,807,210)
                                                                        -----------
    Net loss on investment transactions.....................             (2,484,413)
                                                                        -----------
Net decrease in net assets resulting from operations........            $(2,396,754)
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   ----------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    87,659   $   31,048
  Net realized (loss) gain on investments and foreign
    currency transactions...................................     (677,203)     154,205
  Net change in unrealized (depreciation) appreciation on
    investments and foreign currency transactions...........   (1,807,210)      64,801
                                                              -----------   ----------
        Net (decrease) increase resulting from operations...   (2,396,754)     250,054
                                                              -----------   ----------
Class A distributions
  From net investment income................................           --      (26,281)
  From net realized gain....................................      (44,650)     (60,670)
                                                              -----------   ----------
        Total distributions to Class A shareholders.........      (44,650)     (86,951)
                                                              -----------   ----------
Class B distributions
  From net realized gain....................................      (28,480)     (19,985)
                                                              -----------   ----------
        Total distributions to Class B shareholders.........      (28,480)     (19,985)
                                                              -----------   ----------
Class C distributions
  From net realized gain....................................       (4,060)      (4,054)
                                                              -----------   ----------
        Total distributions to Class C shareholders.........       (4,060)      (4,054)
                                                              -----------   ----------
Fund share transactions (Note 5)
  Class A...................................................   (2,470,662)   1,541,795
  Class B...................................................   (1,266,307)     950,516
  Class C...................................................     (184,076)     369,599
                                                              -----------   ----------
        Net (decrease) increase resulting from Fund share
        transactions........................................   (3,921,045)   2,861,910
                                                              -----------   ----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................   (6,394,989)   3,000,974
NET ASSETS
  Beginning of period.......................................    9,152,743    6,151,769
                                                              -----------   ----------
  END OF PERIOD.............................................  $ 2,757,754   $9,152,743
                                                              ===========   ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    76,439   $       --
                                                              ===========   ==========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                               FOR THE PERIOD
                                                                                                              NOVEMBER 1, 1994
CLASS A                                                                                                        (COMMENCEMENT)
                                                                    FOR THE YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                                              --------------------------------------------    ----------------
                                                               1998         1997        1996        1995            1994
SELECTED PER SHARE DATA                                       -------      ------      ------      -------    ----------------
Net asset value, beginning of period........................  $  8.96      $ 8.51      $ 6.88      $  8.37         $ 10.00
                                                              -------      ------      ------      -------         -------
  Income (loss) from investment operations
  Net investment income(a)..................................      .21         .06         .01          .01              --
  Net realized and unrealized (loss) gain on
    investment transactions.................................    (3.44)        .53        1.66        (1.45)          (1.63)
                                                              -------      ------      ------      -------         -------
    Total from investment operations........................    (3.23)        .59        1.67        (1.44)          (1.63)
                                                              -------      ------      ------      -------         -------
  Less distributions
  From net investment income................................       --         .04          --           --              --
  From net realized gain....................................      .15         .10         .04           --              --
  From capital paid-in......................................       --          --          --          .05              --
                                                              -------      ------      ------      -------         -------
    Total distributions.....................................      .15         .14         .04          .05              --
                                                              -------      ------      ------      -------         -------
Net asset value, end of period..............................  $  5.58      $ 8.96      $ 8.51      $  6.88         $  8.37
                                                              =======      ======      ======      =======         =======
Total return(%).............................................   (36.07)(c)    7.03(c)    24.22(c)    (17.28)(c)       (16.10)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 1,638      $5,671      $4,016      $ 2,015         $   571
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................     2.38        2.45        2.55         2.61            2.20(d)
  Without expense reimbursement(%)..........................     5.09        3.18        4.89         9.26           16.22(d)
Ratio of net investment income to average net
  assets(%)(a)..............................................     1.96         .65         .24          .22             .21(d)
Portfolio turnover rate(%)..................................       26          10          20           45              82

    The accompanying notes are an integral part of the financial statements.

                                                                                                               FOR THE PERIOD
                                                                                                              NOVEMBER 1, 1994
CLASS B                                                                                                        (COMMENCEMENT)
                                                                    FOR THE YEAR ENDED DECEMBER 31,           TO DECEMBER 31,
                                                              --------------------------------------------    ----------------
                                                               1998         1997        1996        1995            1994
SELECTED PER SHARE DATA                                       -------      ------      ------      -------    ----------------
Net asset value, beginning of period........................  $  8.94      $ 8.48      $ 6.88      $  8.37         $ 10.00
                                                              -------      ------      ------      -------         -------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .12        (.01)       (.03)        (.02)           (.01)
  Net realized and unrealized (loss) gain on
    investment transactions.................................    (3.39)        .53        1.63        (1.47)          (1.62)
                                                              -------      ------      ------      -------         -------
    Total from investment operations........................    (3.27)        .52        1.60        (1.49)          (1.63)
                                                              -------      ------      ------      -------         -------
  Less distributions
  From net realized gain....................................      .15         .06          --           --              --
                                                              -------      ------      ------      -------         -------
    Total distributions.....................................      .15         .06          --           --              --
                                                              -------      ------      ------      -------         -------
Net asset value, end of period..............................  $  5.52      $ 8.94      $ 8.48      $  6.88         $  8.37
                                                              =======      ======      ======      =======         =======
Total return(%).............................................   (36.59)(c)    6.18(c)    23.26(c)    (17.90)(c)       (16.20)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $   972      $3,028      $2,025      $   684         $   122
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................     3.18        3.23        3.33         3.36            2.95(d)
  Without expense reimbursement(%)..........................     5.89        3.96        5.67        10.01           16.97(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................     1.16        (.13)       (.54)        (.53)           (.54)(d)
Portfolio turnover rate(%)..................................       26          10          20           45              82

    The accompanying notes are an integral part of the financial statements.

                                                                                     FOR THE PERIOD
                                                                                     APRIL 30, 1996
CLASS C                                                       FOR THE YEAR ENDED     (COMMENCEMENT)
                                                                 DECEMBER 31,        TO DECEMBER 31,
                                                              -------------------    ---------------
                                                               1998         1997          1996
SELECTED PER SHARE DATA                                       -------      ------    ---------------
Net asset value, beginning of period........................  $  8.89      $ 8.46        $  7.96
                                                              -------      ------        -------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .12        (.02)          (.02)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    (3.38)        .53            .55
                                                              -------      ------        -------
    Total from investment operations........................    (3.26)        .51            .53
                                                              -------      ------        -------
  Less distributions
  From net realized gain....................................      .15         .08            .03
                                                              -------      ------        -------
    Total distributions.....................................      .15         .08            .03
                                                              -------      ------        -------
Net asset value, end of period..............................  $  5.48      $ 8.89        $  8.46
                                                              =======      ======        =======
Total return(%).............................................   (36.69)(c)    6.06(c)        6.66(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $   148      $  453        $   111
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................     3.21        3.30           3.46(d)
  Without expense reimbursement(%)..........................     5.92        4.03           5.80(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................     1.13        (.20)          (.68)(d)
Portfolio turnover rate(%)..................................       26          10             20

       Net investment income (loss) is net of expenses reimbursed
(a)    by Manager.
       Total return represents aggregate total return and does not
(b)    reflect a sales charge.
(c)    Total return does not reflect a sales charge.
(d)    Annualized
       Beginning in 1995, total expenses include fees paid
(e)    indirectly through an expense offset arrangement.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy South America Fund (the "Fund"), is a non-diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $247,664. These dividends were subject to foreign withholding tax in the amount of $25,605. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $529,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

     Pursuant to Section 852 of the Code, the Fund designates $77,190 as long-term capital gain dividends for its taxable year ended December 31, 1998.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the year ended December 31, 1998, custody fees were reduced by $10,742 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $275.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $7,893, $19,401 and $2,882, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $12,268, $8,539 and $1,353, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF RISK

     The Fund primarily invests in equity securities of companies in South America. Therefore, the Fund is more susceptible to factors adversely affecting securities in South America than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   131,225   $ 1,039,478    378,980   $ 3,715,905
Issued on reinvestment of
 distributions................     6,020        34,396      8,757        73,733
Repurchased...................  (476,199)   (3,544,536)  (226,858)   (2,247,843)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......  (338,954)  $(2,470,662)   160,879   $ 1,541,795
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................    27,768   $   209,828    224,612   $ 2,200,555
Issued on reinvestment of
 distributions................     3,019        16,992      1,372        11,530
Repurchased...................  (193,307)   (1,493,127)  (126,124)   (1,261,569)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......  (162,520)  $(1,266,307)    99,860   $   950,516
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS C                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................     3,891   $    32,908     41,166   $   400,890
Issued on reinvestment of
 distributions................       161           902        167         1,391
Repurchased...................   (28,074)     (217,886)    (3,514)      (32,682)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......   (24,022)  $  (184,076)    37,819   $   369,599
                                ========   ===========   ========   ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy South America Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02ISAF123198

]December 31, 1998

IVY
INTERNATIONAL
SMALL
COMPANIES
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS(R)

MARKET COMMENTARY

The global flight to quality had a considerable impact on international small-cap stocks in 1998 as many investors took refuge in the more liquid large-cap names. This was perhaps most apparent in Asia and Latin America, although European small caps generally underperformed broader indices as well. Within this environment, the Ivy International Small Companies Fund was up 5.24%. This compares favorably with the HSBC James Capel World (Excluding-US) Small Company Index, which was up 3.31% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

We continue to favor European small caps, which represented approximately 69% of the Fund's assets at year-end. We took advantage of the midyear sell-off in European stocks to add some new names to the Fund's holdings. One of these new additions is Tag Heuer International, which manufactures and distributes one of the world's most widely recognized brands of watches. We believe Tag Heuer continues to offer exceptional value selling at 8.8 times 1999 estimated earnings and offers a dividend yield of more than 4%. We also added Johnson Services, a UK company that provides uniform rental and laundry services in the UK, Ireland, and the US. According to our research, despite strong top-line growth and superior margins, the company trades at a substantial discount to the broader UK market.

As of year-end, the Fund's Asian investments represented about 20% of its total assets. Our research indicates that as panic seized financial markets in the region, many small-cap stocks were sold with little regard for their long-term prospects. We believe this component of the Fund represents exceptional value and will boost long-term performance.

Asian holdings in the Fund include Hong Kong-listed Jardine International Motors, a company that distributes Mercedes-Benz in Hong Kong, China, the UK, and France. With over 40% of operating profits derived from the UK and France, the company's earnings are well diversified. The Asian holdings of the Ivy International Small Companies Fund also include Universal Robina, the largest snack food producer and distributor in the Philippines. As the dominant national player, we believe the company has not only been resilient in an economic downturn, but has actually benefited during this period of economic turmoil--increasing market share as its imported competitors have been priced out of the market.

Seven percent of the Fund was invested in Latin America at year-end. As in Asia, many Latin American small caps were subject to indiscriminant selling in 1998. In many cases, according to our research, small-cap stocks in the region are currently selling at less than half the multiples of the broader stock indices. If, as we expect, volatility subsides and investors begin to focus on fundamentals, we believe that the exceptional value currently offered by many of the Fund's Latin American holdings is likely to be realized.

The holdings of the Ivy International Small Companies Fund reflect its value discipline. According to our research, valuations of many portfolio holdings are, on average, about half that of the broader indices and in many cases growth rates are estimated to be twice those of the market averages. Longer term, we continue to believe that international small caps offer exceptional value. If, as we expect, risk premiums decrease and markets rally, value stocks, including many of the Fund's small-cap holdings, should perform well.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (1/97)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY INTERNATIONAL SMALL COMPANIES FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy International Small Companies Fund returned 5.24%. The HSBC James Capel World (Excluding-US) Small Company Index returned 3.31% for the same period. The outperformance of the Fund is primarily due to the difference in holdings between the Fund and the index. While approximately 20% of the Fund was invested in Asia, it had no exposure to Japan. The index had an approximately 19% weighting in Asia, of which more than 14% was in Japan.

The HSBC James Capel World (Excluding-US) Small Company Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                  Class A(1)                 Class B(2) & C(3)
 IVY INTERNATIONAL SMALL                                                                   Advisor Class(4)       CLASS I(5)
 COMPANIES FUND                  w/        w/o                                               w/        w/o       w/        w/o
 AVERAGE ANNUAL TOTAL          Reimb.    Reimb.           w/                  w/o          Reimb.    Reimb.    Reimb.    REIMB.
 RETURN                                                 Reimb.              Reimb.
 FOR PERIODS ENDING                                  w/        w/o       w/        w/o
 DECEMBER 31, 1998                                  CDSC      CDSC      CDSC      CDSC
                                                     B:        B:        B:        B:
                                                   (.54%)     4.46%    (4.44%)    .38%
                                                     C:        C:        C:        C:
 1 year                        (.81%)    (4.85%)    3.55%     4.55%    (1.42%)   (.42%)      n/a       n/a       n/a       n/a
                                                     B:        B:        B:        B:
                                                   (6.73%)   (4.79%)   (9.23%)   (7.34)
                                                     C:        C:        C:        C:
 Since Inception(6)            (6.88%)   (9.63%)   (4.72%)   (4.72%)   (7.85%)   (7.85%)     n/a       n/a       n/a       n/a

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC. There were no Advisor Class shares outstanding.
(5)Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.
(6)Class A, Class B and Class C commenced operations January 1, 1997.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Small Companies Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

        EQUITY SECURITIES -- 96.72%            SHARES       VALUE
--------------------------------------------
ASIA/PACIFIC -- 19.68%
--------------------------------------------
AUSTRALIA -- 2.37%
BRL Hardy Limited...........................     10,100   $   34,196
Tyndall Australia Limited...................     26,183       40,149
                                                          ----------
                                                              74,345
                                                          ----------
HONG KONG -- 6.46%
CDL Hotels International Ltd. ..............     80,000       20,550
Gold Peak Industries (Holdings) Ltd. .......     41,000       11,511
Jardine International Motor Holdings Co. ...     48,000       19,052
Lamex Holdings Ltd. ........................    130,000        3,188
Li & Fung...................................     23,000       47,651
National Mutual Asia Ltd. ..................     54,000       40,428
Techtronic Industries Company...............    166,000       29,570
Union Bank of Hong Kong Ltd. ...............     38,000       30,412
                                                          ----------
                                                             202,362
                                                          ----------
MALAYSIA(B) -- 1.68%
KFC Holdings (Malaysia) Berhad..............     26,000       18,409
Malayan Cement Berhad.......................     28,750        9,055
Sime UEP Properties Berhad..................     24,000       19,862
Sungei Way Holdings Berhad(a)...............     18,000        5,131
                                                          ----------
                                                              52,457
                                                          ----------
NEW ZEALAND -- 3.20%
Fletcher Challenge Building.................     23,000       35,599
Fletcher Challenge Forestry.................        920          306
Tourism Holdings Limited(a).................     78,684       64,426
                                                          ----------
                                                             100,331
                                                          ----------
PHILIPPINES -- 1.89%
Alaska Milk Corporation(a)..................    440,000       25,790
Universal Robina Corporation................    300,000       33,549
                                                          ----------
                                                              59,339
                                                          ----------
SINGAPORE -- 3.23%
Clipsal Industries Ltd. ....................     22,000       22,000
Comfort Group Ltd. .........................     55,000       19,834
Elec & Eltek International Co. Ltd. ........     11,000       59,400
                                                          ----------
                                                             101,234
                                                          ----------
THAILAND -- .85%
Circuit Electronic Industries Public Company
  Limited -- Foreign Registered(a)..........     13,500        2,712
Delta Electronics (Thailand) Public Company
  Limited -- Foreign Registered.............      3,750       19,816
K.R. Precision Public Company Limited --
  Foreign Registered(a).....................      8,200        4,006
                                                          ----------
                                                              26,534
                                                          ----------
EUROPE -- 69.28%
--------------------------------------------
AUSTRIA -- 1.80%
BWT AG......................................        160       35,487
Mayr-Melnhof Karton AG......................        450       21,044
                                                          ----------
                                                              56,531
                                                          ----------
DENMARK -- 2.95%
Jyske Bank A/S..............................        600       58,189
Sydbank A/S.................................        800       34,316
                                                          ----------
                                                              92,505
                                                          ----------
FINLAND -- 2.68%
Metsa-Serla OY -- Class B...................      8,500       69,668
Raisio Group plc............................      1,300       14,378
                                                          ----------
                                                              84,046
                                                          ----------

--------------------------------------------
             EQUITY SECURITIES                 SHARES       VALUE
FRANCE -- 16.04%
Assurances Banque Populaire.................        891   $  100,489
Bongrain S.A................................        175       78,321
Galeries Lafayette..........................         65       69,817
MGI Coutier.................................        700       36,967
Scor........................................      1,510       99,883
Unibail.....................................        800      116,720
                                                          ----------
                                                             502,197
                                                          ----------
GERMANY -- 7.96%
Dyckerhoff AG...............................        215       58,735
Gerresheimer Glas AG........................      3,800       55,898
Leica Camera AG(a)..........................      2,595       23,761
Merck KGaA..................................      1,440       64,844
Wanderer-Werke AG(a)........................        390       46,130
                                                          ----------
                                                             249,368
                                                          ----------
HUNGARY -- 1.38%
Danubius Hotel & Spa Rights(a)..............      1,200       25,138
Pick Szeged Rights..........................        425       18,063
                                                          ----------
                                                              43,201
                                                          ----------
ITALY -- 8.16%
Banca Popolare Di Milano....................     10,650       96,883
Industrie Natuzzi Spa -- Sponsored ADR......      3,100       77,113
Safilo S.p.A................................     15,300       81,469
                                                          ----------
                                                             255,465
                                                          ----------
NORWAY -- 1.37%
Nycomed Amersham plc........................      6,150       42,783
                                                          ----------
PORTUGAL -- 4.60%
Colep -- Cia Portuguesa de Embalagens(a)....      4,100       30,619
Companhia de Seguros Mundial Confianca
  S.A.(a)...................................      1,350       42,937
Lusomundo-SGPS S.A. ........................      5,610       70,352
                                                          ----------
                                                             143,908
                                                          ----------
SWEDEN -- .56%
S.K.F. AB Series "B"........................      1,510       17,605
                                                          ----------
SWITZERLAND -- 8.98%
Edipresse S.A. .............................        330       94,905
Fotolabo S.A. ..............................        315       96,325
TAG Heuer International SA..................        890       61,300
Zehnder Holding AG -- Class B...............         70       28,541
                                                          ----------
                                                             281,071
                                                          ----------
UNITED KINGDOM -- 12.80%
Alldays PLC.................................      8,800       25,110
Care U.K. PLC...............................     28,955      103,336
Corporate Services Group PLC................     28,275       71,272
Jarvis Hotels PLC...........................     34,370       65,762
Johnson Service Group PLC...................     19,000       81,401
Kiln Capital PLC............................     23,713       53,855
                                                          ----------
                                                             400,736
                                                          ----------
LATIN AMERICA -- 6.78%
--------------------------------------------
ARGENTINA -- 1.14%
Bansud S.A.(a)..............................      4,340       18,635
Quilmes Industrial S.A. ....................      1,830       17,042
                                                          ----------
                                                              35,677
                                                          ----------
BRAZIL -- 3.41%
Brasmotor S.A. Preferred....................    200,000       19,864
Centrais Eletricas de Santa Catarina S.A.
  (CELESC)..................................     24,000       10,727
Elevadores Atlas S.A. 144A..................      1,600       17,216
Plascar Participacoes Industriais S.A. .....  2,800,000        8,343
Rossi Residencial...........................      7,600       12,350
Tam Transport Aeros Regionais S.A.
  Preferred.................................    710,000       38,192
                                                          ----------
                                                             106,692
                                                          ----------

DECEMBER 31, 1998

             EQUITY SECURITIES                 SHARES       VALUE
--------------------------------------------
CHILE -- 2.23%
A.F.P. Provida S.A.-Sponsored ADR...........      1,600   $   21,500
Cristalerias de Chile Sponsored ADR.........      2,100       27,563
Vina Concha Y Toro S.A. ADR.................        800       20,700
                                                          ----------
                                                              69,763
                                                          ----------
NORTH AMERICA -- .98%
--------------------------------------------
CANADA -- .98%
Methanex Corporation(a).....................      5,870       30,574
                                                          ----------
TOTAL INVESTMENTS -- 96.72%
  (Cost -- $3,295,908) (Cost on Federal income tax
    basis -- $3,337,719)...............................    3,028,724
OTHER ASSETS, LESS LIABILITIES -- 3.28%................      102,686
                                                          ----------
NET ASSETS -- 100%.....................................   $3,131,410
                                                          ==========
ADR -- American Depository Receipt
(a) Non-Income producing security
(b) As of September 1, 1998, the repatriation of proceeds received from the sale of these securities has been blocked until at least September 1, 1999. These securities are considered
    illiquid and are being fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.

--------------------------------------------

OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation......................   $  504,013
    Gross unrealized depreciation......................     (771,197)
                                                          ----------
        Net unrealized depreciation for
          financial statement purposes.................     (267,184)
    Less: tax basis adjustments........................      (41,811)
                                                          ----------
        Net unrealized depreciation for
          Federal income tax purposes..................   $ (308,995)
                                                          ==========
Purchases and sales of securities other than short-term obligations aggregated $610,376 and $1,031,764, respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $3,295,908).......  $3,028,724
Receivables
  Investments sold..........................................       3,347
  Fund shares sold..........................................      54,793
  Dividends and interest....................................       9,984
  Manager for expense reimbursement.........................      28,262
Deferred organization expenses..............................      29,212
Other assets................................................       4,251
                                                              ----------
    Total assets............................................   3,158,573
                                                              ----------
LIABILITIES
Payables
  Management fee............................................       2,585
  12b-1 service and distribution fees.......................       2,004
  Other payables to related parties.........................       3,439
Due to custodian............................................       2,369
Accrued expenses............................................      16,766
                                                              ----------
    Total liabilities.......................................      27,163
                                                              ----------
NET ASSETS..................................................  $3,131,410
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($980,248/109,472 shares outstanding).....................  $     8.95
                                                              ==========
Maximum offering price per share ($8.95 X 100/94.25)*.......  $     9.50
                                                              ==========
CLASS B
Net asset value, offering price, and redemption price** per
  share ($1,026,586/115,104 shares outstanding).............  $     8.92
                                                              ==========
CLASS C
Net asset value, offering price, and redemption price*** per
  share ($1,124,576/125,314 shares outstanding).............  $     8.97
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $3,537,773
  Accumulated net loss on investments and foreign currency
    transactions............................................    (148,858)
  Undistributed net investment income.......................       9,017
  Net unrealized depreciation on investments and foreign
    currency transactions...................................    (266,522)
                                                              ----------
NET ASSETS..................................................  $3,131,410
                                                              ==========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum contingent deferred sales charge of 5%.
*** Subject to a maximum contingent deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $5,751 foreign taxes withheld...........            $  90,017
                                                                        ---------
EXPENSES
  Management fee............................................  $34,504
  Transfer agent............................................   11,287
  Administrative services fee...............................    3,450
  Custodian fees............................................   46,353
  Blue Sky fees.............................................   30,750
  Auditing and accounting fees..............................   17,354
  Shareholder reports.......................................    3,547
  Amortization of organization expenses.....................    9,954
  Fund accounting...........................................   20,384
  Trustees' fees............................................    8,471
  12b-1 service and distribution fees.......................   27,105
  Legal.....................................................   22,883
  Other.....................................................    1,903
                                                                        ---------
                                                                          237,945
  Expenses reimbursed by Manager............................             (134,787)
  Fees paid indirectly......................................               (8,775)
                                                                        ---------
    Net expenses............................................               94,383
                                                                        ---------
NET INVESTMENT LOSS.........................................               (4,366)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................             (147,128)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................              331,298
                                                                        ---------
    Net gain on investment transactions.....................              184,170
                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $ 179,804
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998         1997
                                                              ----------   ----------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (4,366)  $  (18,011)
  Net realized (loss) gain on investments and foreign
    currency transactions...................................    (147,128)      29,248
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................     331,298     (597,820)
                                                              ----------   ----------
        Net increase (decrease) resulting from operations...     179,804     (586,583)
                                                              ----------   ----------
Class A distributions
  In excess of net investment income........................     (15,583)          --
  From net realized gain....................................        (858)          --
  In excess of net realized gain............................          --      (10,611)
                                                              ----------   ----------
        Total distributions to Class A shareholders.........     (16,441)     (10,611)
                                                              ----------   ----------
Class B distributions
  In excess of net investment income........................      (9,725)          --
  From net realized gain....................................        (962)
  In excess of net realized gain............................          --       (5,916)
                                                              ----------   ----------
        Total distributions to Class B shareholders.........     (10,687)      (5,916)
                                                              ----------   ----------
Class C distributions
  In excess of net investment income........................      (7,930)          --
  From net realized gain....................................      (1,046)
  In excess of net realized gain............................          --       (6,491)
                                                              ----------   ----------
        Total distributions to Class C shareholders.........      (8,976)      (6,491)
                                                              ----------   ----------
Fund share transactions (Note 4)
  Class A...................................................     (51,932)   1,166,547
  Class B...................................................     (16,818)   1,178,634
  Class C...................................................    (517,473)   1,838,353
                                                              ----------   ----------
        Net (decrease) increase resulting from Fund share
        transactions........................................    (586,223)   4,183,534
                                                              ----------   ----------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................    (442,523)   3,573,933
NET ASSETS
  Beginning of period.......................................   3,573,933           --
                                                              ----------   ----------
  END OF PERIOD.............................................  $3,131,410   $3,573,933
                                                              ==========   ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    9,017   $       --
                                                              ==========   ==========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A                                                       FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                               1998        1997
SELECTED PER SHARE DATA                                       ------      -------
Net asset value, beginning of period........................  $ 8.66      $ 10.00
                                                              ------      -------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................     .04         (.01)
  Net realized and unrealized gain (loss) on investment
    transactions............................................     .41        (1.24)
                                                              ------      -------
    Total from investment operations........................     .45        (1.25)
                                                              ------      -------
  Less distributions
  In excess of net investment income........................     .15           --
  From net realized gain....................................     .01          .09
                                                              ------      -------
    Total distributions.....................................     .16          .09
                                                              ------      -------
Net asset value, end of period..............................  $ 8.95      $  8.66
                                                              ======      =======
Total return(%)(b)..........................................    5.24       (12.52)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $  980      $   992
Ratio of expenses to average net assets(c)
  With expense reimbursement(%).............................    2.47         2.50
  Without expense reimbursement(%)..........................    6.38         4.87
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................     .39         (.11)
Portfolio turnover rate(%)..................................      18           10

CLASS B                                                       FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                               1998        1997
SELECTED PER SHARE DATA                                       ------      -------
Net asset value, beginning of period........................  $ 8.63      $ 10.00
                                                              ------      -------
  Income (loss) from investment operations
  Net investment loss(a)....................................    (.03)        (.05)
  Net realized and unrealized gain (loss) on investment
    transactions............................................     .41        (1.27)
                                                              ------      -------
    Total from investment operations........................     .38        (1.32)
                                                              ------      -------
  Less distributions
  In excess of net investment income........................     .08           --
  From net realized gain....................................     .01          .05
                                                              ------      -------
    Total distributions.....................................     .09          .05
                                                              ------      -------
Net asset value, end of period..............................  $ 8.92      $  8.63
                                                              ======      =======
Total return(%)(b)..........................................    4.46       (13.19)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $1,027      $ 1,007
Ratio of expenses to average net assets(c)
  With expense reimbursement(%).............................    3.24         3.31
  Without expense reimbursement(%)..........................    7.15         5.68
Ratio of net investment loss to average net assets(%)(a)....    (.38)        (.91)
Portfolio turnover rate(%)..................................      18           10

    The accompanying notes are an integral part of the financial statements.

CLASS C                                                       FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              -------------------
                                                               1998        1997
SELECTED PER SHARE DATA                                       ------      -------
Net asset value, beginning of period........................  $8.65..     $ 10.00
                                                              ------      -------
  Income (loss) from investment operations
  Net investment loss(a)....................................    (.03)        (.06)
  Net realized and unrealized gain (loss) on investment
    transactions............................................     .42        (1.25)
                                                              ------      -------
    Total from investment operations........................     .39        (1.31)
                                                              ------      -------
  Less distributions
  In excess of net investment income........................     .06           --
  From net realized gain....................................     .01          .04
                                                              ------      -------
    Total distributions.....................................     .07          .04
                                                              ------      -------
Net asset value, end of period..............................  $ 8.97      $  8.65
                                                              ======      =======
Total return(%)(b)..........................................    4.55       (13.14)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $1,125      $ 1,574
Ratio of expenses to average net assets(c)
  With expense reimbursement(%).............................    3.16         3.23
  Without expense reimbursement(%)..........................    7.07         5.60
Ratio of net investment loss to average net assets(%)(a)....    (.30)        (.83)
Portfolio turnover rate(%)..................................      18           10

       Net investment income (loss) is net of expenses reimbursed
(a)    by Manager.
(b)    Total return does not reflect a sales charge.
       Total expenses include fees paid indirectly through an
(c)    expense offset arrangement.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy International Small Companies Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $52,457 (1.68% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $95,768. These dividends were subject to foreign withholding tax in the amount of $5,751. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $149,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange, and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the year ended December 31, 1998, custody fees were reduced by $8,775 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $578.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $2,466, $10,562 and $14,077, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $3,416, $3,818 and $4,053, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                         YEAR ENDED             YEAR ENDED
                                     DECEMBER 31, 1998      DECEMBER 31, 1997
                                    --------------------   --------------------
             CLASS A                 SHARES     AMOUNT     SHARES      AMOUNT
             -------                --------   ---------   -------   ----------
Sold..............................    26,321   $ 245,402   137,090   $1,381,448
Issued on reinvestment of
 distributions....................     1,617      14,226     1,120        9,573
Repurchased.......................   (33,027)   (311,560)  (23,649)    (224,474)
                                    --------   ---------   -------   ----------
Net (decrease)/increase...........    (5,089)  $ (51,932)  114,561   $1,166,547
                                    ========   =========   =======   ==========

                                         YEAR ENDED             YEAR ENDED
                                     DECEMBER 31, 1998      DECEMBER 31, 1997
                                    --------------------   --------------------
             CLASS B                 SHARES     AMOUNT     SHARES      AMOUNT
             -------                --------   ---------   -------   ----------
Sold..............................    19,191   $ 172,197   138,360   $1,386,132
Issued on reinvestment of
 distributions....................       729       6,395       479        4,077
Repurchased.......................   (21,580)   (195,410)  (22,075)    (211,575)
                                    --------   ---------   -------   ----------
Net (decrease)/increase...........    (1,660)  $ (16,818)  116,764   $1,178,634
                                    ========   =========   =======   ==========








                                         YEAR ENDED             YEAR ENDED
                                     DECEMBER 31, 1998      DECEMBER 31, 1997
                                    --------------------   --------------------
             CLASS C                 SHARES     AMOUNT     SHARES      AMOUNT
             -------                --------   ---------   -------   ----------
Sold..............................    44,807   $ 433,078   227,583   $2,285,190
Issued on reinvestment of
 distributions....................        83         735       196        1,670
Repurchased.......................  (101,503)   (951,286)  (45,852)    (448,507)
                                    --------   ---------   -------   ----------
Net (decrease)/increase...........   (56,613)  $(517,473)  181,927   $1,838,353
                                    ========   =========   =======   ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy International Small Companies Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IISC123198

December 31, 1998

IVY
INTERNATIONAL
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

IVY FUNDS(R)

MARKET COMMENTARY

The year 1998 was a turbulent one in many capital markets around the world. In our view, the most visible and unsettling force was that of the hedge funds, whose huge leverage produced extreme fluctuations in the currency, bond, and stock markets. Notable events, which exerted negative pressure on the markets included the default of Russia on its debt, the freezing of Malaysian cash, and the collapse of oil prices.

   On the positive side, continental European countries continued to put their fiscal and monetary houses in order as they worked toward inclusion in the Economic and Monetary Union (EMU) and the introduction of the single European currency, the euro. Their efforts resulted in continued low inflation and interest rates in Europe, strong cash flows from the US, and heightened merger and acquisition activity. Within this context, for the twelve months ended December 31, 1998, the Ivy International Fund was up 7.34%. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

   Significant changes in the portfolio of Ivy International Fund in 1998 included eliminating the Fund's exposure to Russia. Because we no longer considered Russia to be a suitable investment, by July the Fund had sold all its Russian holdings. By late August, against a backdrop of currency devaluations, Russia defaulted on its debt. Overall, however, investing in Russia had a positive impact on the Fund's performance in 1998. The Fund's exposure to exploration and production in the oil sector was reduced during the year, in particular in Norway, which was impacted by its North Sea activities and its sensitivity to changing oil prices. South Africa felt the impact of its close ties to commodities such as copper, nickel, and gold. In general, demand for commodities collapsed with currency devaluations in the Far East in 1997. Markets in Asia remained volatile throughout 1998 as investors fled the region in search of safer havens. Actions taken by some governments, notably Malaysia, which froze cash accounts, and Hong Kong, where authorities intervened in the market, helped to stabilize markets and set the stage for a rally in many Asian economies during the fourth quarter of 1998.

   According to our research, EMU was the catalyst for many positive trends across continental Europe. In Italy, for example, a combination of low interest rates, merger and acquisition activity, and "euro euphoria" propelled the market. Spain followed suit for many of the same reasons, as the southern euro countries vying for inclusion in EMU enjoyed the benefits of fiscal discipline. With 78% of Ivy International Fund invested in Europe as of year-end, we believe that the Fund is well positioned for the positive effects that could result from the advent of the euro.

   In our view, many positive euro-related themes will continue to unfold: a favorable fiscal environment with low interest rates and moderate wage demands, as well as new situations in which companies can see the advantages in mergers and cost-saving steps. In our view, the UK's desire for membership in EMU in two to three years should have a positive effect on the UK market.

   We continue to believe that international investing is a valuable component of a well-diversified portfolio and would encourage investors to focus on the longer-term trends that may exist overseas.

Ivy Management, Inc.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (4/86)
                            OF A $10,000 INVESTMENT

                                     CHART

IVY INTERNATIONAL FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy International Fund returned 7.34%. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was up 20.00% for the same period. The Fund's underperformance can be attributed to its overweighting in value stocks, which, as a group, performed poorly in 1998, as well as its exposure to emerging markets. Brazil and Argentina were down approximately 40.00% and 20.00%, respectively. In addition, South Africa was down approximately 40.00%. The negative performance of these three countries offset the strong performance of many European holdings, in particular the European financial stocks. It should be noted that neither Brazil, Argentina nor South Africa is part of the EAFE index.

The Lipper Average International Fund represents the performance of the average international fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                                  CLASS I(4)
                                                     w/        w/o                                               w/        w/o
 IVY INTERNATIONAL FUND                            Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a      1.43%     6.43%
                                                                         C:        C:        C:        C:
 1 year                                              n/a      1.17%      n/a       n/a      5.46%     6.46%      n/a      7.75%
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a      9.51%     9.73%
                                                                         C:        C:        C:        C:
 5 year                                              n/a      9.37%      n/a       n/a       n/a       n/a       n/a     10.81%
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a       n/a       n/a
                                                                         C:        C:        C:        C:
 10 year                                           11.73%    11.72%      n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a     10.82%    10.91%
                                                                         C:        C:        C:        C:
 Since Inception(5)                                13.93%    13.92%      n/a       n/a       n/a     10.30%      n/a     11.77%

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Class I shares are not subject to an initial sales charge or a CDSC.
(5)Class A commenced operations November 15, 1985 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1986); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Class I commenced operations October 6, 1994.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

   EQUITY SECURITIES -- 97.64%         SHARES           VALUE
----------------------------------
AFRICA -- 1.89%
----------------------------------
SOUTH AFRICA -- 1.89%
Anglo American Corporation
  of South Africa Ltd.............         26,900   $      758,169
Anglo American Corporation
  of South Africa Ltd. ADR........        450,000       12,600,000
Billiton Plc......................        476,400          947,517
Billiton Plc ADR..................      6,000,000       11,934,000
Gencor Limited....................         95,280          160,349
Gencor Limited ADR................      1,200,000        2,019,600
South African Breweries Limited...        271,659        4,576,433
South African Breweries Limited
  ADR.............................        805,839       13,588,863
                                                    --------------
                                                        46,584,931
                                                    --------------
ASIA -- 10.99%
----------------------------------
JAPAN -- 6.82%
Bridgestone Corp..................      1,200,000       27,288,054
Canon Inc.........................      1,200,000       25,692,262
Fuji Photo Film ORD...............        850,000       31,649,887
Matsushita Electric Industrial
  Co..............................      1,700,000       30,127,678
Sharp Corp........................      3,500,000       31,618,858
Sony Corp.........................        302,000       22,034,882
                                                    --------------
                                                       168,411,621
                                                    --------------
MALAYSIA (B) -- 1.75%
Malayan Banking Berhad............      4,600,000        8,142,529
Sime Darby Berhad.................     21,500,000       21,549,425
Telekom Malaysia Berhad...........      5,875,000       13,505,747
                                                    --------------
                                                        43,197,701
                                                    --------------
SINGAPORE -- 2.42%
Fraser & Neave Ltd. ORD...........      5,000,000       14,606,432
Oversea-Chinese Banking
  Corporation Ltd.................      3,500,000       23,758,181
United Overseas Bank Foreign
  Registered......................      3,312,407       21,280,247
                                                    --------------
                                                        59,644,860
                                                    --------------
AUSTRALIA -- 1.11%
----------------------------------
AUSTRALIA -- 1.11%
News Corp. Ltd. ADR...............      1,000,000       26,437,500
Western Mining Corporation
  Holdings ADR....................         82,812          993,744
                                                    --------------
                                                        27,431,244
                                                    --------------
EUROPE -- 78.48%
----------------------------------
DENMARK -- 1.17%
Novo Nordisk AS -- Class B........        220,000       29,036,757
                                                    --------------
FRANCE -- 17.64%
AXA-UAP...........................        300,000       43,501,549
BIC...............................         87,860        4,875,861
Banque Nationale de Paris.........        520,032       42,842,532
Compagnie de Saint Gobain.........        130,000       18,361,950
Compagnie Financiere de Paribas...        367,257       31,932,773
Elf Aquitaine S.A.................        300,000       34,693,828
Eurotunnel S.A.(a)................     14,846,000       18,869,755
Eurotunnel S.A. Warrants(a).......     10,000,000        1,056,210
Michelin Class B REGD.............        356,752       14,273,891
Pechiney S.A. Class A.............        715,700       23,382,574
Rhone Poulenc S.A.................        567,790       29,233,113
Schneider S.A.....................        300,000       18,206,204
Seita/Societe National
  D'Exploitation Industrielle Des
  Tabacs Et Allumettes............        691,570       43,331,392
Societe Generale..................        147,000       23,815,755
Suez Lyonnaise des Eaux...........        222,611       45,749,564
  Total S.A.......................        407,995       41,339,928
                                                    --------------
                                                       435,466,879
                                                    --------------
ITALY -- 5.62%
Assicurazioni Generali............      1,392,000       58,250,008
Banca Commericale Italiana........      7,540,000       52,129,536
Instituto Bancario San Paolo di
  Torino..........................      1,595,700       28,258,022
                                                    --------------
                                                       138,637,566
                                                    --------------
NETHERLANDS -- 4.30%
ABN Amro Holdings NV..............      1,481,196       31,176,128
Hunter Douglas NV.................        149,261        4,947,084

----------------------------------
        EQUITY SECURITIES              SHARES           VALUE
ING Groep NV......................        644,863   $   39,344,633
Royal Dutch Petroleum ADR.........        640,000       30,640,000
                                                    --------------
                                                       106,107,845
                                                    --------------
NORWAY -- 1.10%
Bergesen D.Y. A/S.A...............      2,280,000       27,232,764
Frontline Ltd Warrants(a).........        804,393               --
                                                    --------------
                                                        27,232,764
                                                    --------------
PORTUGAL -- 1.85%
Banco Commercial Portugues
  Preferred.......................        400,000       45,600,000
                                                    --------------
SPAIN -- 3.57%
Banco Bilboa Vizcaya REGD.........        900,000       14,132,836
Banco Intercontinental............        700,000       25,837,859
Repsol S.A........................        900,000       48,083,401
                                                    --------------
                                                        88,054,096
                                                    --------------
SWEDEN -- 9.16%
AGA AB Series B Free..............      2,500,000       32,847,896
Autoliv, Inc. SDR.................      1,600,000       57,442,180
Ericsson L.M. Telephone Series B
  Free............................      2,000,000       47,621,738
Scania AB-B Warrants
  06/04/99(a).....................      2,008,500          421,249
Svenska Cellulosa AB (SCA) --
  Series B........................      1,200,000       26,204,293
Swedish Match AB..................      9,000,000       32,755,367
Volvo AB B Free...................      1,260,000       28,913,551
                                                    --------------
                                                       226,206,274
                                                    --------------
SWITZERLAND -- 15.09%
Ciba Specialty Chemicals AG.......        300,000       25,118,640
Compagnie Financiere Michelin.....         45,000       19,821,883
Compagnie Financiere Richemont
  AG..............................         37,000       52,315,211
Credit Suisse Group REGD..........         77,035       12,058,786
Nestle AG REGD....................         20,000       43,538,976
Novartis AG REGD..................         18,096       35,573,236
Sairgroup.........................        150,000       37,241,114
Swiss Re REGD.....................         20,655       53,852,584
UBS AG............................        109,976       33,789,938
Zurich Versicherungsgesellschaft
  REGD............................         80,000       59,236,306
                                                    --------------
                                                       372,546,674
                                                    --------------
UNITED KINGDOM -- 18.98%
Allied Zurich AG(a)...............      2,057,244       30,788,450
BG PLC............................      6,176,470       39,024,647
BP Amoco PLC......................      2,411,174       35,985,029
Barclay's Bank ORD................        483,912       10,410,361
British American Tobacco PLC......      2,057,244       18,260,854
Cadbury Schweppes PLC ADR.........        430,081       29,783,109
Diageo PLC........................      3,460,000       38,886,809
Imperial Tobacco Group PLC........      5,500,000       59,023,270
National Westminster Bank.........      2,025,841       39,031,458
Reed International PLC............      3,600,000       28,660,602
Rio Tinto PLC.....................      1,670,228       19,285,730
Royal Bank Scotland Group ORD.....        810,415       13,038,715
Smithkline Beecham PLC ADR........        800,000       55,600,000
Standard Chartered PLC............      2,735,000       31,580,402
Whitbread PLC.....................      1,500,000       19,117,051
                                                    --------------
                                                       468,476,487
                                                    --------------
SOUTH AMERICA -- 5.17%
----------------------------------
ARGENTINA -- 2.70%
Telecom de Argentina S.A. Class
  B...............................      3,300,000       18,661,833
Telefonica de Argentina S.A. Class
  B...............................      7,000,000       19,968,011
YPF ADR Class D...................      1,000,000       27,937,500
                                                    --------------
                                                        66,567,344
                                                    --------------
BRAZIL -- 2.47%
Centrais Electricas Brasileiras
  S.A.(Electrobras)...............  1,030,000,000       19,778,216
Centrais Geradoras do Sul do
  Brazil S.A.(Gersul)(a)..........    600,000,000          744,911
Petrobras Registered NV...........    187,300,000       21,238,324
Telecomunicacoes de Sao Paulo
  S.A. (Telesp) Preferred(a)......    124,360,350       16,952,643

DECEMBER 31, 1998

        EQUITY SECURITIES              SHARES           VALUE
----------------------------------
Telesp Partcipacoes S.A
  Preferred(a)....................     92,900,000   $    2,114,513
                                                    --------------
                                                        60,828,607
                                                    --------------
TOTAL EQUITY SECURITIES (Cost --
  $1,884,063,847).................                   2,410,031,650
                                                    --------------
CONVERTIBLE BONDS -- .61%               PRINCIPAL
----------------------------------  -------------
Liberty Life International 144A
  Registered, 6.50%, 09/30/04
  (Cost -- $17,552,973)...........  $  16,500,000       14,932,500
                                                    --------------
COMMERCIAL PAPER -- 1.86%
----------------------------------
American Express, 6.10%,
  01/05/99........................     12,786,504       12,786,504
American Express, 4.50%,
  01/06/99........................     15,171,898       15,171,898
General Electric Corp, 5.95%,
  01/04/99........................     18,011,914       18,011,914
                                                    --------------
TOTAL COMMERCIAL PAPER
  (Cost -- $45,970,316)..........................       45,970,316
                                                    --------------
TOTAL INVESTMENTS -- 100.11%
  (Cost -- $1,947,587,136)(c)....................    2,470,934,466
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.11)%..............................       (2,763,034)
                                                    --------------
NET ASSETS -- 100%...............................   $2,468,171,432
                                                    ==============


ADR  --  American Depository Receipt
NV   --  Non-voting
ORD  --  Ordinary
REGD --  Registered
SDR  --  Swedish Depository Receipt

(a) Non-income producing security
(b) As of September 1, 1998, the repatriation of proceeds received from the sale of these securities has been blocked until at least September 1, 1999. These securities are considered illiquid and are being fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.
(c) Cost is the same for Federal income tax purposes.

OTHER INFORMATION:
At December 31, 1998, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation...................   $ 710,907,501
    Gross unrealized depreciation...................    (187,560,171)
                                                       -------------
        Net unrealized appreciation.................   $ 523,347,330
                                                       =============
Purchases and sales of securities other than short-term obligations aggregated $395,758,507 and $615,145,143, respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $1,947,587,136)...  $2,470,934,466
Cash........................................................          99,548
Receivables
  Fund shares sold..........................................         373,801
  Dividends and interest....................................       6,851,435
Other assets................................................         112,024
                                                              --------------
    Total assets............................................   2,478,371,274
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased...................................       5,844,863
  Management fee............................................       2,080,328
  12b-1 service and distribution fees.......................         898,424
  Other payables to related parties.........................         857,079
Accrued expenses............................................         519,148
                                                              --------------
        Total liabilities...................................      10,199,842
                                                              --------------
NET ASSETS..................................................  $2,468,171,432
                                                              ==============
CLASS A
Net asset value and redemption price per share
  ($1,613,797,174/39,169,165 shares outstanding)............  $        41.20
                                                              ==============
Maximum offering price per share ($41.20 x 100/94.25)*......  $        43.71
                                                              ==============
CLASS B
Net asset value, offering price and redemption price** per
  share ($542,997,299/13,252,073 shares outstanding)........  $        40.97
                                                              ==============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($154,378,290/3,784,613 shares outstanding).........  $        40.79
                                                              ==============
CLASS I
Net asset value, offering price and redemption price per
  share ($156,998,669/3,809,455 shares outstanding).........  $        41.21
                                                              ==============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $1,957,790,724
  Accumulated net realized loss on investments and foreign
    currency transactions...................................     (13,363,124)
  Undistributed net investment income.......................         144,612
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     523,599,220
                                                              --------------
NET ASSETS..................................................  $2,468,171,432
                                                              ==============

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $3,555,258 foreign taxes withheld.......                $ 57,075,012
  Interest..................................................                   6,172,165
                                                                            ------------
                                                                              63,247,177
                                                                            ------------
EXPENSES
  Management fee............................................  $26,278,962
  Transfer agent............................................    3,577,962
  Administrative services fee...............................    2,514,615
  Custodian fees............................................    2,062,177
  Blue Sky fees.............................................       90,064
  Auditing and accounting fees..............................       77,875
  Shareholder reports.......................................      310,376
  Fund accounting...........................................      216,241
  Trustees' fees............................................        8,471
  12b-1 service and distribution fees.......................   11,470,341
  Legal.....................................................       44,519
  Other.....................................................      544,738
                                                                            ------------
        Total expenses......................................                  47,196,341
                                                                            ------------
NET INVESTMENT INCOME.......................................                  16,050,836
                                                                            ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                  13,086,365
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................                 133,784,460
                                                                            ------------
    Net gain on investment transactions.....................                 146,870,825
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $162,921,661
                                                                            ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998             1997
                                                              --------------   --------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   16,050,836   $   10,282,860
  Net realized gain on investments..........................      13,086,365       15,941,694
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................     133,784,460      155,677,616
                                                              --------------   --------------
    Net increase resulting from operations..................     162,921,661      181,902,170
                                                              --------------   --------------
CLASS A DISTRIBUTIONS
  From net investment income................................     (13,536,256)      (9,161,845)
  From net realized gain....................................      (8,545,034)     (11,110,560)
  In excess of net realized gain............................      (5,018,512)      (4,390,449)
                                                              --------------   --------------
    Total distributions to Class A shareholders.............     (27,099,802)     (24,662,854)
                                                              --------------   --------------
CLASS B DISTRIBUTIONS
  From net investment income................................              --           (1,396)
  From net realized gain....................................      (2,888,018)      (3,054,436)
  In excess of net realized gain............................      (1,696,137)      (1,203,967)
                                                              --------------   --------------
    Total distributions to Class B shareholders.............      (4,584,155)      (4,259,799)
                                                              --------------   --------------
CLASS C DISTRIBUTIONS
  From net investment income................................              --          (71,441)
  From net realized gain....................................        (828,687)        (957,153)
  In excess of net realized gain............................        (486,689)        (377,280)
                                                              --------------   --------------
    Total distributions to Class C shareholders.............      (1,315,376)      (1,405,874)
                                                              --------------   --------------
CLASS I DISTRIBUTIONS
  From net investment income................................      (1,959,855)        (928,674)
  From net realized gain....................................        (810,329)        (819,545)
  In excess of net realized gain............................        (475,907)        (323,041)
                                                              --------------   --------------
    Total distributions to Class I shareholders.............      (3,246,091)      (2,071,260)
                                                              --------------   --------------
Fund share transactions (Note 4)
  Class A...................................................    (174,806,618)     616,356,715
  Class B...................................................     (54,146,360)     218,972,703
  Class C...................................................     (28,691,544)     121,136,209
  Class I...................................................      34,921,011       59,040,747
                                                              --------------   --------------
    Net (decrease) increase resulting from Fund share
     transactions...........................................    (222,723,511)   1,015,506,374
                                                              --------------   --------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................     (96,047,274)   1,165,008,757
NET ASSETS
  Beginning of period.......................................   2,564,218,706    1,399,209,949
                                                              --------------   --------------
  END OF PERIOD.............................................  $2,468,171,432   $2,564,218,706
                                                              ==============   ==============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $      144,612   $           --
                                                              ==============   ==============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
                                                                   1998          1997         1996        1995        1994
SELECTED PER SHARE DATA                                         ----------    ----------    --------    --------    --------
Net asset value, beginning of period........................    $    39.03    $    35.89    $  30.67    $  27.60    $  27.71
                                                                ----------    ----------    --------    --------    --------
  Income from investment operations
  Net investment income.....................................           .37            24         .20         .25         .07
  Net realized and unrealized gain on investment
    transactions............................................          2.50          3.47        5.85        3.22        1.01
                                                                ----------    ----------    --------    --------    --------
    Total from investment operations........................          2.87          3.71        6.05        3.47        1.08
                                                                ----------    ----------    --------    --------    --------
  Less distributions
  From net investment income................................           .35           .21         .19         .25         .07
  From net realized gain....................................           .22           .26         .64         .12        1.11
  In excess of net realized gain............................           .13           .10          --         .03          --
  From capital paid-in......................................            --            --          --          --         .01
                                                                ----------    ----------    --------    --------    --------
    Total distributions.....................................           .70           .57         .83         .40        1.19
                                                                ----------    ----------    --------    --------    --------
Net asset value, end of period..............................    $    41.20    $    39.03    $  35.89    $  30.67    $  27.60
                                                                ==========    ==========    ========    ========    ========
Total return(%)(a)..........................................          7.34         10.38       19.72       12.65        3.92
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $1,613,797    $1,705,772    $989,254    $475,989    $229,586
Ratio of expenses to average net assets (%).................          1.58          1.59        1.65        1.52        1.58
Ratio of net investment income to average net assets(%).....           .83           .68         .76         .97         .30
Portfolio turnover rate(%)..................................            15             8          14           6           7

CLASS B
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                1998          1997          1996          1995         1994
SELECTED PER SHARE DATA                                       --------      --------      --------      --------      -------
Net asset value, beginning of period........................  $  38.82      $  35.73      $  30.67      $  27.60      $ 27.71
                                                              --------      --------      --------      --------      -------
  Income from investment operations
  Net investment (loss) income..............................        --          (.06)         (.01)          .01         (.10)
  Net realized and unrealized gain on investment
    transactions............................................      2.50          3.44          5.76          3.20          .91
                                                              --------      --------      --------      --------      -------
    Total from investment operations........................      2.50          3.38          5.75          3.21          .81
                                                              --------      --------      --------      --------      -------
  Less distributions
  From net investment income................................        --            --            --           .01           --
  In excess of net investment income........................        --            --           .05            --           --
  From net realized gain....................................       .22           .21           .64           .10          .90
  In excess of net realized gain............................       .13           .08            --           .03           --
  From capital paid-in......................................        --            --            --            --          .02
                                                              --------      --------      --------      --------      -------
    Total distributions.....................................       .35           .29           .69           .14          .92
                                                              --------      --------      --------      --------      -------
Net asset value, end of period..............................  $  40.97      $  38.82      $  35.73      $  30.67      $ 27.60
                                                              ========      ========      ========      ========      =======
Total return(%)(a)..........................................      6.43          9.46         18.76         11.62         2.96
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $542,997      $568,521      $312,161      $ 74,650      $30,143
Ratio of expenses to average net assets(%)..................      2.41          2.42          2.45          2.44         2.50
Ratio of net investment (loss) income to average net
  assets(%).................................................      (.01)         (.15)         (.04)          .05         (.62)
Portfolio turnover rate(%)..................................        15             8            14             6            7

    The accompanying notes are an integral part of the financial statements.

                                                                                       FOR THE PERIOD
                                                                     FOR THE           APRIL 30, 1996
CLASS C                                                             YEAR ENDED         (COMMENCEMENT)
                                                                   DECEMBER 31,        TO DECEMBER 31,
                                                              ----------------------   ---------------
                                                                1998          1997          1996
SELECTED PER SHARE DATA                                       --------      --------   ---------------
Net asset value, beginning of period........................  $  38.64      $  35.58       $ 32.68
                                                              --------      --------       -------
  Income from investment operations
  Net investment loss.......................................        --          (.05)           --
  Net realized and unrealized gain on investment
    transactions............................................      2.50          3.42          3.74
                                                              --------      --------       -------
    Total from investment operations........................      2.50          3.37          3.74
                                                              --------      --------       -------
  Less distributions
  From net investment income................................        --           .01            --
  In excess of net investment income........................        --            --            20
  From net realized gain....................................  .22.....           .21           .64
  In excess of net realized gain............................       .13           .09            --
                                                              --------      --------       -------
    Total distributions.....................................       .35           .31           .84
                                                              --------      --------       -------
Net asset value, end of period..............................  $  40.79      $  38.64       $ 35.58
                                                              ========      ========       =======
        Total return(%).....................................      6.46(a)       9.50(a)       11.45(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $154,378      $174,880       $44,450
Ratio of expenses to average net assets(%)..................      2.40          2.41          2.44(c)
Ratio of net investment income (loss) to average net
  assets(%).................................................       .01          (.14)         (.03)(c)
Portfolio turnover rate(%)..................................        15             8            14

                                                                                                                 FOR THE PERIOD
                                                                                                                 OCTOBER 6, 1994
CLASS I                                                                      FOR THE YEAR ENDED                  (COMMENCEMENT)
                                                                                DECEMBER 31,                     TO DECEMBER 31,
                                                              ------------------------------------------------   ---------------
                                                                1998          1997         1996         1995          1994
SELECTED PER SHARE DATA                                       --------      --------      -------      -------   ---------------
Net asset value, beginning of period........................  $  39.06      $  35.89      $ 30.67      $ 27.60       $29.06
                                                              --------      --------      -------      -------       ------
  Income from investment operations
  Net investment income.....................................       .55           .32          .27          .30          .03
  Net realized and unrealized gain (loss) on investment
    transactions............................................      2.48          3.56         5.88         3.22         (.49)
                                                              --------      --------      -------      -------       ------
        Total from investment operations....................      3.03          3.88         6.15         3.52         (.46)
                                                              --------      --------      -------      -------       ------
  Less distributions
  From net investment income................................       .53           .32          .27          .30          .03
  In excess of net investment income........................        --            --          .02           --           --
  From net realized gain....................................       .22           .28          .64          .12          .92
  In excess of net realized gain............................       .13           .11           --          .03           --
  From capital paid-in......................................        --            --           --           --          .05
                                                              --------      --------      -------      -------       ------
    Total distributions.....................................       .88           .71          .93          .45         1.00
                                                              --------      --------      -------      -------       ------
Net asset value, end of period..............................  $  41.21      $  39.06      $ 35.89      $ 30.67       $27.60
                                                              ========      ========      =======      =======       ======
Total return(%).............................................      7.75(a)      10.87(a)     20.06(a)     12.85(a)      (1.64)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $156,999      $115,046      $53,344      $13,020       $4,921
Ratio of expenses to average net assets(%)..................      1.18          1.18         1.25         1.35         1.41(c)
Ratio of net investment income to average net assets(%).....      1.23          1.08         1.16         1.14          .47(c)
Portfolio turnover rate(%)..................................        15             8           14            6            7

(a)    Total return does not reflect a sales charge.
       Total return represents aggregate total return and does not
(b)    reflect a sales charge.
(c)    Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy International Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $43,197,701 (1.75% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $60,630,270. These dividends were subject to foreign withholding tax in the amount of $3,555,258. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Code, the Fund designates $20,749,313 as long-term capital gain dividends for its taxable year ended December 31, 1998.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets; beginning October 12, 1998, the fee was reduced to .90% on average net assets in excess of $2.5 billion. Northern Cross Investments Limited is the subadviser of the Fund. IMI, not the Fund, is obligated to compensate the subadviser.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998 the net amount of underwriting discounts retained by IMDI was $50,268.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $4,046,813, $5,706,820 and $1,716,708, for Class A,
Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $2,168,847, $1,068,337, $292,323 and $48,455, for Class A, Class B,
Class C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Class I were as follows:

                               YEAR ENDED                    YEAR ENDED
                            DECEMBER 31, 1998             DECEMBER 31, 1997
                       ---------------------------   ---------------------------
CLASS A                  SHARES         AMOUNT         SHARES         AMOUNT
-------                -----------   -------------   -----------   -------------
Sold.................    9,861,782   $ 405,629,284    24,535,217   $ 947,843,934
Issued on
 reinvestment of
 distributions.......      490,806      20,221,191       553,328      21,066,996
Repurchased..........  (14,882,098)   (600,657,093)   (8,953,220)   (352,554,215)
                       -----------   -------------   -----------   -------------
Net (decrease)/
 increase............   (4,529,510)  $(174,806,618)   16,135,325   $ 616,356,715
                       ===========   =============   ===========   =============

                                 YEAR ENDED                   YEAR ENDED
                             DECEMBER 31, 1998            DECEMBER 31, 1997
                         --------------------------   --------------------------
CLASS B                    SHARES        AMOUNT         SHARES         AMOUNT
-------                  ----------   -------------   -----------   ------------
Sold...................     768,565   $  31,626,287     7,205,870   $269,571,973
Issued on reinvestment
 of distributions......      54,506       2,233,625        55,534      2,101,941
Repurchased............  (2,215,469)    (88,006,272)   (1,353,764)   (52,701,211)
                         ----------   -------------   -----------   ------------
Net (decrease)/
 increase..............  (1,392,398)  $ (54,146,360)    5,907,640   $218,972,703
                         ==========   =============   ===========   ============

                                 YEAR ENDED                   YEAR ENDED
                             DECEMBER 31, 1998            DECEMBER 31, 1997
                         --------------------------   --------------------------
CLASS C                    SHARES        AMOUNT         SHARES         AMOUNT
-------                  ----------   -------------   -----------   ------------
Sold...................     389,550   $  15,972,472     3,605,650   $133,986,481
Issued on reinvestment
 of distributions......      11,181         456,136        12,771        481,083
Repurchased............  (1,141,755)    (45,120,152)     (342,252)   (13,331,355)
                         ----------   -------------   -----------   ------------
Net (decrease)/
 increase..............    (741,024)  $ (28,691,544)    3,276,169   $121,136,209
                         ==========   =============   ===========   ============

                                 YEAR ENDED                   YEAR ENDED
                             DECEMBER 31, 1998            DECEMBER 31, 1997
                         --------------------------   --------------------------
CLASS I                    SHARES        AMOUNT         SHARES         AMOUNT
-------                  ----------   -------------   -----------   ------------
Sold...................   1,327,805   $  53,170,870     1,663,567   $ 67,173,182
Issued on reinvestment
 of distributions......      66,618       2,745,340        41,606      1,584,389
Repurchased............    (530,519)    (20,995,199)     (245,848)    (9,716,824)
                         ----------   -------------   -----------   ------------
Net increase...........     863,904   $  34,921,011     1,459,325   $ 59,040,747
                         ==========   =============   ===========   ============

     Effective April 18, 1997, the Fund suspended the offer of its shares to new investors. Shares are available for purchase only by existing shareholders of the Fund. Once a shareholder's account is liquidated, the shareholder may not invest in the Fund at a later date.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy International Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IIFX123198

December 31, 1998

IVY
GROWTH
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS(R)

MARKET COMMENTARY

The Ivy Growth Fund's investment approach remains unchanged: the Fund's assets are invested primarily in mid- and large-cap US stocks, while providing additional diversification by investing a portion of the portfolio in small-cap US stocks and large-cap international stocks. According to Ibbotson, over the long term, small-cap stocks have provided higher returns than large-cap stocks, Treasury bills and government bonds. (There is, of course, no guarantee this trend will continue in the future.) The inclusion of international stocks provides geographic diversification, and, in our opinion, access to a potentially better performing asset class and a wider universe of value stocks. For the twelve months ended December 31, 1998, the Ivy Growth Fund returned 14.05%. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

As we enter 1999, there are a number of factors about which investors seemed concerned that can easily cause another market correction. Experience suggests that it is best to stay focused on the long-term trend of the market, and to view corrections as buying opportunities. We believe long-term investors have many reasons to remain optimistic.

First, in our view, the disinflationary environment that started in the early 1980s still exists -- rising inflation in the foreseeable future appears unlikely. Second, stable or falling interest rates are likely to remain an important support for the stock market. Third, the US is in the eighth year of its economic expansion; and although economic growth is likely to slow in 1999, according to our research, the threat of a recession is quite low. Of course, a growing economy does not necessarily translate into growing corporate earnings; however, we believe investors are already expecting profits to be weak. Consequently, unless earnings collapse, there will probably be more room for upside surprises than for downside disappointments as we move through 1999. Finally, the increasing need for baby boomers to invest for retirement, in our view, remains a positive influence on stock prices.

With respect to the small-cap sector, we seek out well-positioned companies operating in fertile sectors of the economy. Smaller companies are often more flexible and opportunistic, and are thus, we believe, able to take advantage of change rather than be victimized by it. In our view, relative valuations of emerging growth stocks are still at the low end of their historic range, despite the year-end rally in small-cap stocks. Therefore, we are cautiously optimistic that 1999 could be a productive year for small-cap investments.

Overseas investments for the Ivy Growth Fund are selected using a disciplined value approach that concentrates on long-term earnings projections, asset values, and cash flow generation. We continue to uncover opportunities in Europe arising from a continuation of economic growth and ongoing corporate restructuring efforts. And despite turmoil in Asia and Latin America, we continue to believe that these two regions should resume their positions as high-growth economies and contribute favorably to the Fund's returns over the next several years. (It's important to note, however, that there are special risks associated with investing in international markets including political and economic developments.)

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                              10-YEAR PERFORMANCE
                          COMPARISONS OF THE FUND OF A
                               $10,000 INVESTMENT

                                    (CHART)

IVY GROWTH FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy Growth Fund returned 14.05%. This compares to the S&P 500, which was up 29.78% for the same period. The Fund's underperformance can be attributed to its allocation to domestic small-cap stocks and international stocks, both of which underperformed the US large-cap market.

The Lipper Average Growth Fund represents the performance of the average growth fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY GROWTH FUND                                   Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a      7.99%    12.99%
                                                                         C:        C:        C:        C:
 1 year                                              n/a      7.50%      n/a       n/a     11.72%    12.72%      n/a       n/a
                                                                         B:        B:        B:        B:
                                                                       11.70%    11.96%    11.69%    11.95%
                                                                         C:        C:        C:        C:
 5 year                                            11.70%    11.68%      n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a       n/a       n/a
                                                                         C:        C:        C:        C:
 10 year                                           12.65%    12.62%      n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                       11.88%    11.98%    11.83%    11.95%
                                                                         C:        C:        C:        C:
 Since Inception(5)                                10.86%    10.86%      n/a       n/a       n/a     10.67%      n/a     (.14%)

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A commenced operations January 12, 1960; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Growth Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

       EQUITY SECURITIES -- 99.39%           SHARES        VALUE
-----------------------------------------
BASIC INDUSTRIES -- 4.61%
AKZO Nobel NV(a).........................      24,000   $  1,093,427
Anglo-American Corporation of South
  Africa Limited(a)......................      18,100        510,144
AssiDoman AB(a)..........................      24,200        382,158
Billiton Plc(a)..........................     282,200        561,081
Broken Hill Proprietary Company
  Limited(a).............................      93,800        691,491
COMAIR Holdings, Inc.....................      20,000        675,000
Companhia Vale do Rio Doce --
  Preferred(a)...........................      10,000        128,290
Companhia Vale do Rio Doce -- Sponsored
  ADR(a).................................      30,000        384,900
Du Pont (E.I.) De Numours & Company......      16,500        875,531
Stora Enso OYJ -- R Shares(a)............     137,702      1,240,145
Fletcher Challenge Building(a)...........     183,750        284,408
Fletcher Challenge Paper(a)..............     184,500        123,779
Hanson plc(a)............................      26,000      1,014,000
Holderbank Financiere Glaris AG(a).......       1,170      1,385,107
Imperial Chemical Industries PLC --
  Sponsored ADR(a).......................      19,000        663,813
PPG Industries, Inc. ....................      35,000      2,038,750
Rio Tinto plc(a).........................      51,000        588,885
Southwest Airlines Co. ..................      30,000        673,125
Trelleborg AB B Free Shares(a)...........      56,300        458,427
Union Carbide Corporation Holding
  Company................................       8,000        340,000
UPM-Kymmene OY(a)........................      28,840        808,818
                                                        ------------
                                                          14,921,279
                                                        ------------
BUSINESS SERVICES -- 7.81%
Abacus Direct Corporation(b).............      16,000        728,000
Advantage Learning Systems, Inc.(b)......      21,600      1,420,200
Children's Comprehensive Services,
  Inc.(b)................................      40,400        570,650
Corporate Services Group Plc(a)..........     247,500        623,862
Cotelligent Group, Inc.(b)...............      17,900        381,494
Dendrite International, Inc.(b)..........      21,800        544,319
FactSet Research Systems Inc.(b).........      42,900      2,649,075
First Consulting Group, Inc.(b)..........      69,200      1,418,600
HA-LO Industries, Inc.(b)................      41,200      1,550,150
Inacom Corp.(b)..........................      20,000        297,500
Ingram Micro, Inc.(b)....................       8,800        306,900
Inspire Insurance Solutions, Inc.(b).....      41,100        755,213
International Network Services(b)........      19,000      1,263,500
Lason Holdings, Inc.(b)..................      32,500      1,891,094
MSC Industrial Direct Co., Inc.(b).......      52,000      1,176,500
Metro Networks, Inc.(b)..................      28,200      1,202,025
NOVA Corporation.........................      42,900      1,488,094
Paychex, Inc. ...........................      22,500      1,157,344
Profit Recovery Group International,
  Inc.(b)................................      57,400      2,148,913
Sykes Enterprises, Inc.(b)...............      41,200      1,256,600
The Metzler Group, Inc.(b)...............     130,280      1,474,258
Transaction Network Services, Inc.(b)....      49,950      1,002,122
                                                        ------------
                                                          25,306,413
                                                        ------------
CAPITAL GOODS -- 4.04%
Caterpillar Inc. ........................      35,000      1,610,000
General Electric Company.................      24,500      2,500,531
Harsco Corporation.......................      63,000      1,917,563
Harte-Hanks Communications...............      58,700      1,672,950
Kaydon Corporation.......................      20,000        801,250
Lockheed Martin Corporation..............      15,000      1,271,250
Rauma OY(a)..............................      21,803        318,651
Schneider, S.A.(a).......................      15,379        933,311
Tyco International Ltd. .................      27,380      2,065,479
                                                        ------------
                                                          13,090,985
                                                        ------------
CONGLOMERATES -- .86%
Cheung Kong(a)...........................      69,500        500,144
Genting Berhad(a)(d).....................     140,000        265,517
Investor AB(a)...........................      17,400        785,685
Pacific Dunlop Ltd.(a)...................     315,000        510,070
Sime Darby Bhd(a)(d).....................     737,000        738,694
                                                        ------------
                                                           2,800,110
                                                        ------------

-----------------------------------------
            EQUITY SECURITIES                SHARES        VALUE
CONSUMER CYCLICAL -- 4.11%
General Motors Corporation...............      25,000   $  1,789,063
Harley-Davidson, Inc. ...................      17,000        805,375
Hasbro, Inc. ............................      21,500        776,688
J.C. Penney Co., Inc. ...................      25,000      1,171,875
Lowe's Companies, Inc. ..................      31,000      1,586,813
McDonald's Corporation...................      20,000      1,532,500
Scholastic Corporation(b)................      17,500        938,437
The Goodyear Tire & Rubber Company.......      16,000        807,000
The May Department Stores Company........       6,000        362,250
Tommy Hilfiger Corporation(b)............      22,500      1,350,000
Tricon Global Restaurants, Inc.(b).......      25,100      1,258,137
Warnaco Group, Inc. Class A..............      37,400        944,350
                                                        ------------
                                                          13,322,488
                                                        ------------
CONSUMER DURABLES -- 1.99%
Compagnie Generale des Etablissements
  Michelin(a)............................      14,400        576,154
DaimlerChrysler AG(a)....................       8,291        823,861
Electrolux AB(a).........................      62,500      1,075,653
Fiat Sp A(a).............................     291,500      1,014,748
Perusahaan Otomobil Nasional
  Berhad(a)(d)...........................     228,000        301,379
Peugeot Citroen(a).......................       5,600        867,167
Volkswagen AG(a).........................      14,000      1,133,096
Volvo AB B Shares(a).....................      28,000        642,523
                                                        ------------
                                                           6,434,581
                                                        ------------
CONSUMER NON-DURABLES -- 4.60%
Action Performance Companies, Inc.(b)....      28,700      1,015,263
Blyth Industries, Inc.(b)................      26,150        817,188
Cadbury Schweppes PLC(a).................      27,000        460,007
Compagnie Financiere Richemont
  AG(a)..................................         720      1,018,026
Cutter & Buck Inc.(b)....................      40,200      1,497,450
Diageo plc -- Sponsored ADR(a)...........      23,417      1,083,036
Fraser & Neave Ltd(a)....................     130,000        379,767
Fuji Photo Film(a).......................      22,000        819,174
Gallaher Group Plc(a)....................     134,000        907,960
Groupe Danone(a).........................       2,300        658,789
Gucci Group(a)...........................      22,000      1,043,339
Nestle AG Registered(a)..................         613      1,334,470
Pernod Ricard(a).........................       8,600        558,861
Rembrandt Group Limited(a)...............      51,000        312,106
South African Breweries Ltd.(a)..........      10,022        168,833
South African Breweries Ltd. Sponsored
  ADR(a).................................       5,200         87,688
Swatch Group, The AG(a)..................       1,300        804,525
Tate & Lyle PLC(a).......................     109,000        607,536
Unilever NV ADR(a).......................      12,800      1,061,600
Vina Concha y Toro S.A.(a)...............       9,800        253,575
                                                        ------------
                                                          14,889,193
                                                        ------------
CONSUMER SERVICES -- 4.03%
Apollo Group, Inc. -- Class A(b).........      19,700        667,338
British Airways plc(a)...................     115,000        778,741
Deutsche Lufthansa AG(a).................      22,600        501,385
Dollar Tree Stores, Inc.(b)..............      26,300      1,148,981
Family Golf Centers, Inc.(b).............      50,700      1,001,325
Galeries Lafayette(a)....................         460        494,092
Guitar Center, Inc.(b)...................      43,700      1,076,113
International Speedway Corp. --
  Class A................................      23,800        963,900
Lusomundo-SGPS S.A. Preferred
  Shares(a)..............................      51,200        593,790
Next Plc(a)..............................      89,000        722,621
Premier Parks, Inc.(b)...................      71,700      2,168,925
SGS Societe Generale de Surveillance
  Holding, SA(a).........................         480        470,046
Singapore Airlines Ltd(a)................     260,000      1,906,715
Tourism Holdings Limited(a)(b)...........     669,856        548,478
                                                        ------------
                                                          13,042,450
                                                        ------------
CONSUMER STAPLES -- 5.17%
Anheuser-Busch Companies, Inc. ..........      40,000      2,625,000
Avon Products, Inc. .....................      30,000      1,327,500
Colgate-Palmolive Company................      15,000      1,393,125
General Mills, Inc. .....................      10,000        777,500
H.J. Heinz Company.......................      25,000      1,415,625
PepsiCo, Inc. ...........................      55,000      2,251,562
Philip Morris Companies Inc. ............      25,000      1,337,500

DECEMBER 31, 1998

            EQUITY SECURITIES                SHARES        VALUE
-----------------------------------------
Ralston-Ralston Purina Group.............      40,000   $  1,295,000
The Procter & Gamble Company.............      15,000      1,369,687
UST, Inc. ...............................      46,000      1,604,250
Wm. Wrigley Jr. Company..................      15,000      1,343,437
                                                        ------------
                                                          16,740,186
                                                        ------------
ENERGY -- 4.67%
Amoco Corporation........................      20,000      1,207,500
BP Amoco Plc(a)..........................      59,000        880,532
Chevron Corporation......................      15,000      1,244,063
Elf Aquitaine S.A.(a)....................       6,700        774,829
Exxon Corporation........................      30,000      2,193,750
Fletcher Challenge Energy(a).............     133,750        254,356
Halliburton Company......................      12,000        355,500
Mobil Corporation........................      30,000      2,613,750
Norsk Hydro A.S. Sponsored ADR(a)........      18,100        618,794
Repsol SA -- Sponsored ADR(a)............      16,000        874,000
Schlumberger, Ltd. ......................       8,000        369,000
Shell Transport & Trading Co.(a).........     142,000        869,435
Texaco Inc. .............................      30,000      1,586,250
Total S.A. ADR(a)........................      16,155        803,711
YPF S.A. Sponsored ADR(a)................      16,800        469,350
                                                        ------------
                                                          15,114,820
                                                        ------------
FINANCIAL SERVICES -- 12.95%
ABN Amro Bank(a).........................      20,800        437,797
A.F.P. Provida S.A. Sponsored ADR(a).....      10,300        138,406
AMBAC, Inc. .............................      26,000      1,564,875
Arab Malaysian Corporation
  Berhad(a)(b)(d)........................     189,000         31,717
Australia & New Zealand Banking Group
  Ltd.(a)................................      78,000        510,953
BB&T Corporation.........................      35,000      1,410,938
Banca Popolare di Milano(a)..............     135,000      1,228,097
BankAmerica Corporation..................      20,100      1,208,513
Bank of Ireland(a).......................      48,175      1,058,832
Banque Nationale de Paris(a).............      10,700        881,513
Barclays PLC(a)..........................      30,500        656,144
Citigroup, Inc. .........................      39,315      1,946,093
Comerica Incorporated....................      15,000      1,022,813
Compagnie Financiere de Paribas(a).......      12,455      1,082,955
Den Danske Bank(a).......................       3,900        523,934
Exel Limited.............................      24,000      1,800,000
Federal Agricultural Mortgage Corp.
  Class C................................       8,000        297,000
Federal National Mortgage Association....      30,000      2,220,000
First Union Corporation..................      28,000      1,702,750
Fortis Amev NV(a)........................      16,700      1,384,646
Freddie Mac..............................      50,000      3,221,875
HSBC Holdings plc(a).....................      41,497      1,033,806
ING Group NV(a)..........................      16,156        985,716
J.P. Morgan & Company Inc. ..............       7,500        787,969
Kapital Holding(a).......................       3,431        169,816
Liberty Life Association of Africa
  Ltd.(a)................................      20,000        275,388
Litchfield Financial Corp. ..............      43,500        826,500
Mellon Bank Corporation..................      15,500      1,065,625
National Australia Bank Ltd.(a)..........      42,000        633,724
National Westminster Bank PLC(a).........      41,500        799,572
Nava Finance and Securities Public
  Company Limited(a)(c)..................      40,000             --
Overseas Union Bank Ltd.(a)..............     206,000        898,932
Providian Corporation....................      39,000      2,925,000
Societe Generale(a)......................       4,700        761,456
State Street Corporation.................      10,000        695,625
Terra Nova(Bermuda)Holdings Ltd. --
  Class A(a).............................      25,500        643,875
The Bank of New York Company, Inc. ......      31,000      1,247,750
Unidanmark A/S(a)........................       5,600        505,943
United Overseas Bank Ltd.(a).............      60,000        385,464
Wells Fargo Company......................      41,600      1,661,400
Westpac Banking Corp. Ltd.(a)............      84,000        562,623
Willis Lease Finance Corporation(b)......      48,200        759,150
                                                        ------------
                                                          41,955,185
                                                        ------------
HEALTHCARE -- 11.09%
Abbott Laboratories......................      65,000      3,185,000
Agouron Pharmaceuticals, Inc.(b).........      15,100        887,125
Alkermes, Inc.(b)........................      20,000        443,750
Allegiance Corporation...................      49,000      2,284,625
American Home Products Corporation.......      40,000      2,252,500

-----------------------------------------
            EQUITY SECURITIES                SHARES        VALUE
Bristol-Myers Squibb Company.............       5,000   $    669,063
ChiRex Inc.(b)...........................      43,600        931,950
Curative Health Services, Inc.(b)........      22,600        757,100
Geltex Pharmaceuticals, Inc.(b)..........      20,000        452,500
Health Management Associates, Inc.(b)....      48,950      1,058,544
Johnson & Johnson........................      35,000      2,935,625
Medicis Pharmaceutical Corporation --
  Class A(b).............................      15,600        930,150
MedQuist, Inc.(b)........................      28,500      1,125,750
Merck & Co, Inc. ........................      20,000      2,953,750
Merck KGaA(a)............................      24,000      1,080,740
NCS HealthCare, Inc. Class A(b)..........      17,700        420,375
Novartis AG(a)...........................         500        982,903
Omnicare, Inc. ..........................      39,200      1,362,200
Orthodontic Centers of America,
  Inc.(b)................................     110,900      2,155,619
PathoGenesis Corp.(b)....................      14,200        823,600
Pediatrix Medical Group Inc.(b)..........      22,500      1,348,594
Pharmacyclics, Inc.(b)...................       8,000        204,000
Schering-Plough Corporation..............      10,000        552,500
Sepracor, Inc.(b)........................      11,300        989,456
Serologicals Corporation(b)..............      80,100      2,403,000
Total Renal Care Holdings, Inc.(b).......      78,740      2,327,751
Trinity Biotech PLC ADR
  Warrants B(b)..........................      30,000            937
Ventana Medical Systems, Inc.(b).........      19,500        421,687
                                                        ------------
                                                          35,940,794
                                                        ------------
INDUSTRIAL -- .73%
Clipsal Industries Ltd.(a)...............     152,000        152,000
Hunter Douglas NV(a).....................      19,800        656,248
Societe Generale d'Enterprises
  SA(a)(b)...............................       7,500        351,772
Suez Lyonnaise des Eaux(a)...............       5,899      1,212,324
                                                        ------------
                                                           2,372,344
                                                        ------------
INTERNET & ELECTRONIC COMMERCE -- 2.17%
America Online, Inc. ....................      20,000      2,895,000
Broadvision, Inc.(b).....................      26,000        832,000
QRS Corporation(b).......................      26,400      1,267,200
Sterling Commerce, Inc.(b)...............      16,100        724,500
Transactions Systems Architects,
  Inc.(b)................................      26,400      1,320,000
                                                        ------------
                                                           7,038,700
                                                        ------------
PROPERTY DEVELOPERS &
  INVESTMENT -- .14%
New World Development Company Ltd.(a)....     114,654        288,595
Sime UEP Properties Berhad(a)(d).........     200,000        165,517
                                                        ------------
                                                             454,112
                                                        ------------
TECHNOLOGY -- 23.92%
Adobe Systems Incorporated...............      25,000      1,168,750
Alcatel(a)...............................       5,700        697,958
Altera Corporation(b)....................      15,000        913,125
American Power Conversion Corp.(b).......      52,200      2,528,437
Applied Materials, Inc.(b)...............      20,000        853,750
Ascend Communications Inc.(b)............      23,100      1,518,825
Aspect Development, Inc.(b)..............      28,600      1,267,337
BMC Software Inc. .......................      16,500        735,281
CNET, Inc.(b)............................      15,400        844,112
Canon Inc.(a)............................      26,000        556,666
Cisco Systems, Inc.(b)...................     138,750     12,877,734
Citrix Systems, Inc.(b)..................       9,900        960,919
Compaq Computer Corporation..............      33,000      1,383,937
Comverse Technology, Inc.(b).............      11,200        795,200
Concord Communications, Inc.(b)..........      16,000        908,000
Deltek Systems, Inc.(b)..................      37,400        631,125
Elec & Eltek International Co. Ltd.(a)...      79,500        429,300
Equifax, Inc. ...........................      65,000      2,222,187
Etec Systems.............................      12,800        512,000
Gemstar International Group
  Limited(b).............................      20,100      1,150,725
HNC Software Inc.(b).....................      25,500      1,031,156
H.T.E., Inc.(b)..........................      60,800        304,000
IONA Technologies PLC(a)(b)..............      26,900      1,022,200
Inktomi Corporation(b)...................       3,219        416,458
Intel Corp. .............................      38,000      4,505,375
International Business Machines Corp. ...      15,000      2,771,250

DECEMBER 31, 1998

            EQUITY SECURITIES                SHARES        VALUE
-----------------------------------------
International Telecommunication Data
  Systems, Inc.(b).......................      39,750   $    586,312
Jabil Circuit, Inc.(b)...................       7,700        574,612
Koninklijke (Royal) Philips Electronics
  NV(a)..................................      16,800      1,127,957
Linear Technology Corporation............       8,000        716,500
Matsushita Electric Industrial Company,
  Ltd(a).................................      34,000        602,554
Maxim Integrated Products, Inc.(b).......      24,800      1,083,450
Micromuse Inc.(b)........................      21,200        413,400
Microsoft Corporation(b).................      29,100      4,035,806
Molecular Devices Corporation(b).........         200          4,350
Network Appliance, Inc.(b)...............      48,400      2,178,000
Network Associates, Inc.(b)..............      32,850      2,176,312
New Era of Networks, Inc.(b).............      36,600      1,610,400
Nextel Communications, Inc.(b)...........      27,600        652,050
Novellus Systems, Inc.(b)................      20,000        990,000
Peregrine Systems, Inc.(b)...............      12,000        556,500
Photronics, Inc.(b)......................      13,700        328,372
Pilot Network Services, Inc.(b)..........      50,000        446,875
QuadraMed Corporation(b).................      40,600        832,300
SIPEX Corporation(b).....................      10,000        351,250
Sanmina Corporation(b)...................      13,100        818,750
Sharp Corporation(a).....................     116,000      1,047,939
Sony Corporation(a)......................       9,700        707,743
Sun Microsystems, Inc.(b)................      53,400      4,572,375
Synopsys, Inc.(b)........................      10,100        547,925
Tellabs, Inc.(b).........................      14,900      1,021,581
Uniphase Corporation(b)..................      15,300      1,061,437
Veritas Software Corporation(b)..........      14,350        860,103
Whittman-Hart, Inc.(b)...................      46,000      1,270,750
WinStar Communications, Inc.(b)..........      24,000        936,000
Xerox Corporation........................      20,000      2,360,000
                                                        ------------
                                                          77,477,410
                                                        ------------
UTILITIES -- 6.50%
ALLTELL Corporation......................      40,000      2,392,500
AT&T Corporation.........................      25,000      1,881,250
BellSouth Corporation....................      40,000      1,995,000
Centrais Eletricas Brasileiras
  S.A.(Eletrobras)(a)....................  10,000,000        192,022
Cia. de Telecomunicaciones de Chile
  S.A.(a)................................      10,625        219,805
DPL Inc. ................................      35,000        756,875
Duke Energy Corporation..................      25,000      1,601,562
Endesa S. A -- Sponsored ADR.............      55,600      1,501,200
FPL Group, Inc. .........................      25,000      1,540,625
Portugal Telecom S.A. -- ADR(a)..........      10,800        481,950
SBC Communications Inc. .................      40,000      2,145,000
SCANA Corporation........................      25,000        806,250
Southern Company.........................      45,000      1,307,812
Telecom Corporation of New Zeland
  Limited(a).............................     119,000        518,617

-----------------------------------------
            EQUITY SECURITIES                SHARES        VALUE
Telecomunicacoes Brasileiras
  S.A. -- Sponsored Preferred
  Block(a)(b)............................      26,355   $  1,915,679
Telefonica de Argentina -- ADS(a)........       9,100        254,231
Telefonica S.A.(a).......................      11,526      1,560,332
                                                        ------------
                                                          21,070,710
                                                        ------------
TOTAL INVESTMENTS -- 99.39% (Cost --
  $212,411,610)
    (Cost on Federal income tax
      basis -- $212,829,012).........................    321,971,760
OTHER ASSETS, LESS LIABILITIES -- .61%...............      1,970,587
                                                        ------------
NET ASSETS -- 100%...................................   $323,942,347
                                                        ============
ADR -- American Depository Receipt
ADS -- American Depository Share
NV -- Non-voting
(a) Foreign security
(b) Non-income producing security
(c) Securities valued in good faith by the Valuation Committee of the Board of Trustees. See Note 1 to the Financial Statements.
(d) As of September 1, 1998, the repatriation of proceeds received from the sale of these securities has been blocked until at least September 1, 1999. These securities are considered
    illiquid and are being fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.
OTHER INFORMATION:
At December 31, 1998, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $120,169,815
    Gross unrealized depreciation....................    (10,609,665)
                                                        ------------
        Net unrealized appreciation for
          financial statement purposes...............    109,560,150
    Less: tax basis adjustments......................       (417,402)
                                                        ------------
        Net unrealized appreciation for
          Federal income tax purposes................   $109,142,748
                                                        ============
Purchases and sales of securities other than short-term obligations aggregated $180,526,905 and $205,359,575 respectively, for the period ended December 31, 1998.
Transactions in written put options during the period ended December
  31, 1998 were:

                                             NUMBER OF
                                             CONTRACTS    PREMIUMS
                                             ---------   -----------
  Written..................................    57,878    $ 2,099,068
  Closing purchases........................   (57,878)    (2,099,068)
                                              -------    -----------
Outstanding at December 31, 1998...........        --    $        --
                                              =======    ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $212,411,610).....  $321,971,760
Cash........................................................     4,441,829
Receivables
  Fund shares sold..........................................         9,157
  Dividends and interest....................................       321,107
Other assets................................................        43,992
                                                              ------------
  Total assets..............................................   326,787,845
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................     2,236,437
  Fund shares repurchased...................................       218,764
  Management fee............................................       224,855
  12b-1 service and distribution fees.......................        19,055
  Other payables to related parties.........................        98,957
Accrued expenses............................................        47,430
                                                              ------------
  Total liabilities.........................................     2,845,498
                                                              ------------
NET ASSETS..................................................  $323,942,347
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($318,443,527/16,015,068 shares outstanding)..............  $      19.88
                                                              ============
Maximum offering price per share ($19.88 X 100/94.25)*......  $      21.09
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($4,889,387/249,459 shares outstanding).............  $      19.60
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($262,801/13,636 shares outstanding)................  $      19.27
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($346,632/17,411 shares outstanding)................  $      19.91
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $214,422,766
  Accumulated net realized loss on investments and foreign
    currency transactions...................................       (68,531)
  Accumulated net investment loss...........................          (403)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................   109,588,515
                                                              ------------
NET ASSETS..................................................  $323,942,347
                                                              ============

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................               $ 3,714,504
  Interest..................................................                   821,567
                                                                           -----------
                                                                             4,536,071
                                                                           -----------
EXPENSES
  Management fee............................................  $2,722,314
  Transfer agent............................................     755,710
  Administrative services fee...............................     320,272
  Custodian fees............................................     101,759
  Blue Sky fees.............................................      36,310
  Auditing and accounting fees..............................      68,217
  Shareholder reports.......................................      44,878
  Fund accounting...........................................     106,712
  Trustees' fees............................................       8,471
  12b-1 service and distribution fees.......................     225,748
  Legal.....................................................      24,608
  Other.....................................................      60,285
                                                                           -----------
  Total expenses............................................                 4,475,284
                                                                           -----------
NET INVESTMENT INCOME.......................................                    60,787
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on
    Investments and foreign currency transactions...........                 1,904,081
    Written options.........................................                  (771,173)
  Net change in unrealized appreciation on
    Investments and foreign currency transactions...........                40,776,096
                                                                           -----------
        Net gain on investment transactions.................                41,909,004
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $41,969,791
                                                                           ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $     60,787   $    391,047
  Net realized gain (loss) on
    Investments and foreign currency transactions...........     1,904,081     37,355,207
    Written options.........................................      (771,173)    (1,152,465)
  Net change in unrealized appreciation (depreciation) on
    Investments and foreign currency transactions...........    40,776,096     (1,186,211)
    Written options.........................................            --        472,707
    Forward foreign currency contracts......................            --         70,156
                                                              ------------   ------------
        Net increase resulting from operations..............    41,969,791     35,950,441
                                                              ------------   ------------
Class A distributions
  From net investment income................................      (237,344)      (388,231)
  In excess of net investment income........................       (24,015)    (2,099,612)
  From net realized gain....................................    (6,250,567)   (29,374,568)
                                                              ------------   ------------
        Total distributions to Class A shareholders.........    (6,511,926)   (31,862,411)
                                                              ------------   ------------
Class B distributions
  From net investment income................................        (3,953)        (2,415)
  In excess of net investment income........................          (400)       (13,058)
  From net realized gain....................................      (104,113)      (391,020)
                                                              ------------   ------------
        Total distributions to Class B shareholders.........      (108,466)      (406,493)
                                                              ------------   ------------
Class C distributions
  From net investment income................................          (201)          (401)
  In excess of net investment income........................           (20)        (2,173)
  From net realized gain....................................        (5,297)       (36,669)
                                                              ------------   ------------
        Total distributions to Class C shareholders.........        (5,518)       (39,243)
                                                              ------------   ------------
Advisor Class distributions
  From net investment income................................          (255)            --
  In excess of net investment income........................           (26)            --
  From net realized gain....................................        (6,708)            --
                                                              ------------   ------------
        Total distributions to Advisor Class shareholders...        (6,989)            --
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................   (36,404,872)     1,470,182
  Class B...................................................        (5,127)       566,456
  Class C...................................................      (167,500)       307,343
  Advisor Class.............................................       349,248             --
                                                              ------------   ------------
        Net (decrease) increase resulting from Fund share
        transactions........................................   (36,228,251)     2,343,981
                                                              ------------   ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................      (891,359)     5,986,275
NET ASSETS
  Beginning period..........................................   324,833,706    318,847,431
                                                              ------------   ------------
  END OF PERIOD.............................................  $323,942,347   $324,833,706
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $         --   $    180,966
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                1998          1997          1996          1995          1994
SELECTED PER SHARE DATA                                       --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $  17.80      $  17.76      $  16.75      $  13.91      $  15.14
                                                              --------      --------      --------      --------      --------
  Income (loss) from investment operations
  Net investment income.....................................       .01           .02           .02(a)        .05(a)        .05(a)
  Net realized and unrealized gain (loss) on investment
    transactions............................................      2.49          1.98          2.86          3.73          (.49)
                                                              --------      --------      --------      --------      --------
        Total from investment operations....................      2.50          2.00          2.88          3.78          (.44)
                                                              --------      --------      --------      --------      --------
  Less distributions
  From net investment income................................       .02           .02           .02           .02           .05
  In excess of net investment income........................        --           .13           .11            --            --
  From net realized gain....................................       .40          1.81          1.74           .89           .74
  In excess of net realized gain............................        --            --            --           .03            --
                                                              --------      --------      --------      --------      --------
        Total distributions.................................       .42          1.96          1.87           .94           .79
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  19.88      $  17.80      $  17.76      $  16.75      $  13.91
                                                              ========      ========      ========      ========      ========
Total return(%)(b)..........................................     14.05         11.69         17.22         27.33         (2.97)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $318,444      $320,000      $314,908      $289,954      $231,446
Ratio of expenses to average net assets
  With expense reimbursement(%).............................        --            --          1.45          1.59          1.38
  Without expense reimbursement(%)..........................      1.38          1.38          1.45          1.60          1.49
Ratio of net investment income to average net assets(%).....       .03           .13           .13(a)        .32(a)        .32(a)
Portfolio turnover rate(%)..................................        59            39            72            41            39

CLASS B
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                               1998        1997        1996        1995        1994
SELECTED PER SHARE DATA                                       ------      ------      ------      ------      ------
Net asset value, beginning of period........................  $17.72      $17.69      $16.75      $13.91      $15.14
                                                              ------      ------      ------      ------      ------
  Income (loss) from investment operations
  Net investment loss.......................................    (.16)       (.14)       (.13)(a)    (.08)(a)    (.04)(a)
  Net realized and unrealized gain (loss)
    on investment transactions..............................    2.46        1.96        2.81        3.71        (.54)
                                                              ------      ------      ------      ------      ------
        Total from investment operations....................    2.30        1.82        2.68        3.63        (.58)
                                                              ------      ------      ------      ------      ------
  Less distributions
  From net investment income................................     .02          --          --          --          --
  In excess of net investment income........................      --         .07          --          --          --
  From net realized gain....................................     .40        1.72        1.74         .73         .52
  In excess of net realized gain............................      --          --          --         .06         .13
                                                              ------      ------      ------      ------      ------
        Total distributions.................................     .42        1.79        1.74         .79         .65
                                                              ------      ------      ------      ------      ------
Net asset value, end of period..............................  $19.60      $17.72      $17.69      $16.75      $13.91
                                                              ======      ======      ======      ======      ======
Total return(%)(b)..........................................   12.99       10.69       16.02       26.13       (3.90)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $4,889      $4,433      $3,850      $2,669      $1,399
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      --          --        2.37        2.55        2.34
  Without expense reimbursement(%)..........................    2.32        2.30        2.37        2.56        2.45
Ratio of net investment loss to average net assets(%).......    (.90)       (.79)       (.79)(a)    (.64)(a)    (.64)(a)
Portfolio turnover rate(%)..................................      59          39          72          41          39

    The accompanying notes are an integral part of the financial statements.

                                                                                       FOR THE PERIOD
                                                                 FOR THE YEAR          APRIL 30, 1996
CLASS C                                                             ENDED              (COMMENCEMENT)
                                                                 DECEMBER 31,          TO DECEMBER 31,
                                                              ------------------      -----------------
                                                               1998        1997             1996
SELECTED PER SHARE DATA                                       ------      ------      -----------------
Net asset value, beginning of period........................  $17.47      $17.59           $18.46
                                                              ------      ------           ------
  Loss from investment operations
  Net investment loss.......................................    (.16)       (.07)            (.06)(a)
  Net realized and unrealized gain on investment
    transactions............................................    2.38        1.86             1.02
                                                              ------      ------           ------
        Total from investment operations....................    2.22        1.79              .96
                                                              ------      ------           ------
  Less distributions
  From net investment income................................     .02          --               --
  In excess of net investment income........................      --         .13              .09
  From net realized gain....................................     .40        1.78             1.74
                                                              ------      ------           ------
        Total distributions.................................     .42        1.91             1.83
                                                              ------      ------           ------
Net asset value, end of period..............................  $19.27      $17.47           $17.59
                                                              ======      ======           ======
Total return(%).............................................   12.72(b)    10.58(b)          5.20(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $  263      $  400           $   90
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      --          --             2.44(d)
  Without expense reimbursement(%)..........................    2.53        2.33             2.44(d)
Ratio of net investment loss to average net assets(%).......   (1.11)       (.82)            (.86)(a)(d)
Portfolio turnover rate(%)..................................      59          39               72

                                                                   FOR THE PERIOD
                                                                   APRIL 30, 1998
ADVISOR CLASS                                                      (COMMENCEMENT)
                                                                   TO DECEMBER 31,
                                                                  -----------------
                                                                        1998
SELECTED PER SHARE DATA                                           -----------------
Net asset value, beginning of period........................           $20.36
                                                                       ------
  Loss from investment operations
  Net investment income.....................................              .03
  Net realized and unrealized loss on investment
    transactions............................................             (.06)
                                                                       ------
        Total from investment operations....................             (.03)
                                                                       ------
  Less distributions
  From net investment income................................              .02
  From net realized gain....................................              .40
                                                                       ------
        Total distributions.................................              .42
                                                                       ------
Net asset value, end of period..............................           $19.91
                                                                       ======
Total return(%)(c)..........................................             (.14)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................           $  347
Ratio of expenses to average net assets(%)(d)...............             1.18
Ratio of net investment income to average net
  assets(%)(d)..............................................              .24
Portfolio turnover rate(%)..................................               59

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $1,502,834 (.46% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998, the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Code, the Fund designates $6,267,256 as long-term capital gain dividends for its taxable year ended December 31, 1998.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, investments in forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets; beginning October 12, 1998, the fee was reduced to .75% of the average net assets in excess of $350 million.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $10,859.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets of Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $176,390, $47,478 and $1,880, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $743,905, $10,821, $816 and $168, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     865,388   $ 15,843,739    2,926,280   $ 55,575,299
Issued on reinvestment of
 distributions...........     305,995      5,966,659    1,722,605     29,508,347
Repurchased..............  (3,129,049)   (58,215,270)  (4,406,743)   (83,613,464)
                           ----------   ------------   ----------   ------------
Net (decrease)/increase..  (1,957,666)  $(36,404,872)     242,142   $  1,470,182
                           ==========   ============   ==========   ============






                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................      87,314   $  1,611,127       65,628   $  1,231,249
Issued on reinvestment of
 distributions...........       4,946         95,108       22,508        383,770
Repurchased..............     (92,930)    (1,711,362)     (55,634)    (1,048,563)
                           ----------   ------------   ----------   ------------
Net (decrease)/increase..        (670)  $     (5,127)      32,502   $    566,456
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS C                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................       9,823   $    171,281       37,235   $    674,963
Issued on reinvestment of
 distributions...........         176          3,330        2,037         34,248
Repurchased..............     (19,282)      (342,111)     (21,478)      (401,868)
                           ----------   ------------   ----------   ------------
Net (decrease)/increase..      (9,283)  $   (167,500)      17,794   $    307,343
                           ==========   ============   ==========   ============

                                FOR THE PERIOD
                                APRIL 30, 1998
                                (COMMENCEMENT)
                             TO DECEMBER 31, 1998
                           -------------------------
ADVISOR CLASS                SHARES        AMOUNT
-------------              ----------   ------------
Sold.....................      20,466   $    408,401
Issued on reinvestment of
 distributions...........         358          6,989
Repurchased..............      (3,413)       (66,142)
                           ----------   ------------
Net increase.............      17,411   $    349,248
                           ==========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Growth Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IGFX123198

December 31, 1998

IVY GLOBAL
SCIENCE &
TECHNOLOGY
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

MARKET COMMENTARY

It was a good year, albeit a highly volatile one, for technology stocks. The Ivy Global Science & Technology Fund posted a gain of 35.26% for 1998, and solidly outperformed the broader market, which returned 29.78% as measured by the S&P
500. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

One of the most remarkable performances of this turbulent year was that of Internet stocks. The recent growth of this new medium has been nothing short of phenomenal, with traffic doubling every three to four months. Industry projections call for 150 million users by the year 2000, up substantially from 80 million today and only five million in 1995. Yet, only a small percentage of all commerce takes place online, and traditional media spending still overwhelms the amount of net-based advertising. We believe that well-positioned Internet companies offer considerable growth.

Our challenge is to guard against being swept up in the mania being generated by unprecedented investor enthusiasm, while still keeping the Ivy Global Science & Technology Fund positioned to benefit from the huge growth potential presented by this dynamic industry. Accordingly, the Fund has invested in some of the better-known stocks whose experience should position them well for long-term leadership. The Fund is also invested in a number of infrastructure suppliers, which are less direct beneficiaries of the Internet business, but whose valuations are generally more realistic. These include suppliers of PCs, communications equipment, security and network management software, e-commerce enabling technologies, and communications-related semiconductors.

On the economic front in 1998, the Russian default and the widely publicized collapse of a well-known hedge fund pushed investors toward the brink of panic during a nasty two-month sell-off in which technology stocks were especially hard-hit. The sell-off continued until early October, at which point the Ivy Global Science & Technology Fund was down 21.47% for the year. Then, the Federal Reserve Board stepped up to the plate with three interest rate cuts, the second of which was particularly surprising since it occurred between Federal Open Market Committee meetings. In our view, this sent a strong signal to investors that the US central bank was not about to stand by and allow overseas problems to push the US into a recession. Suddenly, investor confidence was restored and a rally in tech stocks began. The Ivy Global Science & Technology Fund gained over 72.00% from the October market low to the end of December, and finished the year with a return of slightly more than 35.00%.

In 1999, Year 2000 (Y2k) compliance could prove challenging for some technology companies. According to our research, Y2k concerns have prompted many companies to boost spending over the last few years to replace noncompliant legacy systems. We believe, however, that these outlays could slow by mid-1999. At this point, it is difficult to predict how severely Y2k issues will affect normal buying patterns and how the stock market will react to this nonrecurring event. Although Y2k issues and extended valuations in the Internet sector are likely to cause further volatility during 1999, we believe that technology remains the major growth driver in today's global economy. Therefore, we are optimistic that it should continue to be a rewarding area for long-term investors.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (7/96)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY GLOBAL SCIENCE & TECHNOLOGY FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy Global Science & Technology Fund was up 35.26%. The Russell 2000 Technology Index was up 12.00% for the same period. Because it more accurately reflects the Fund's concentration in small-cap stocks, the Russell 2000 Technology Index will continue to be the benchmark against which the performance of the Ivy Global Science & Technology Fund will be measured. The Chicago Board of Options Exchange (CBOE) Technology Index, which was up 97.70% for the same period, was more heavily biased toward large-cap stocks and, therefore, not the most relevant benchmark for the Fund. However, it was the Fund's limited exposure to large- and mid-sized companies, which caused it to outperform the Russell 2000 Technology Index, and its bias toward small-cap stocks, which caused it to underperform the CBOE Technology Index.

The Chicago Board of Options Exchange Technology Index and the Russell 2000 Technology Index are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                  Class A(1)                 Class B(2) & C(3)
 IVY GLOBAL SCIENCE &                                                                      Advisor Class(4)       CLASS I(5)
 TECHNOLOGY FUND                 w/        w/o                                               w/        w/o       w/        w/o
 AVERAGE ANNUAL                Reimb.    Reimb.           w/                  w/o          Reimb.    Reimb.    Reimb.    REIMB.
 TOTAL RETURN                                           Reimb.              Reimb.
 FOR PERIODS ENDING                                  w/        w/o       w/        w/o
 DECEMBER 31, 1998                                  CDSC      CDSC      CDSC      CDSC
                                                     B:        B:        B:        B:
                                                     n/a       n/a     29.20%    34.20%
                                                     C:        C:        C:        C:
 1 year                          n/a     27.48%      n/a       n/a     33.37%    34.37%      n/a       n/a       n/a       n/a
                                                     B:        B:        B:        B:
                                                   40.78%    41.59%    40.73%    41.48%
                                                     C:        C:        C:        C:
 Since Inception(6)            38.96%    38.87%      n/a     41.64%      n/a     41.59%      n/a     16.99%      n/a       n/a

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.
(6)Class A, Class B and Class C commenced operations July 22, 1996; Advisor Class commenced operations April 15, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Global Science & Technology Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

COMMON STOCKS -- 93.24%           SHARES      VALUE                          COMMON STOCKS                   SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.18%
Aastrom Biosciences, Inc.(a)....   8,400   $    24,150
Agouron Pharmaceuticals,
  Inc.(a).......................   5,600       329,000
Alkermes, Inc.(a)...............   4,600       102,062
Geltex Pharmaceuticals,
  Inc.(a).......................   4,900       110,862
PathoGenesis Corp.(a)...........   3,400       197,200
Pharmacyclics, Inc.(a)..........   4,200       107,100
US Bioscience, Inc.(a)..........  11,500        82,656
Vertex Pharmaceuticals
  Incorporated(a)...............   5,900       175,525
ViroPharma Inc.(a)..............   3,600        33,525
                                           -----------
                                             1,162,080
                                           -----------
BUSINESS SERVICES -- 3.84%
Inspire Insurance Solutions,
  Inc.(a).......................  13,650       250,819
NOVA Corporation(a).............   9,438       327,381
Profit Recovery Group
  International, Inc.
  (The)(a) .....................  11,500       430,531
RWD Technologies, Inc.(a).......  11,000       237,875
Transaction Network Services,
  Inc.(a).......................   7,700       154,481
                                           -----------
                                             1,401,087
                                           -----------
COMPUTER SYSTEMS -- 2.51%
Compaq Computer Corporation.....   6,400       268,400
Dell Computer Corporation(a)....   2,900       212,244
Sun Microsystems, Inc.(a).......   5,100       436,688
                                           -----------
                                               917,332
                                           -----------
DISTRIBUTION -- .74%
CHS Electronics, Inc.(a)........  12,350       209,178
Inacom Corp.(a).................   4,200        62,475
                                           -----------
                                               271,653
                                           -----------
EDUCATIONAL SERVICES -- .70%
Advantage Learning Systems,
  Inc.(a).......................   3,900       256,425
                                           -----------
ELECTRONIC COMMERCE -- 3.55%
Pegasus Systems, Inc.(a)........  11,400       410,400
QRS Corporation(a)..............   6,600       316,800
Sterling Commerce, Inc.(a)......   3,800       171,000
Transactions Systems Architects,
  Inc.(a).......................   8,000       400,000
                                           -----------
                                             1,298,200
                                           -----------
ELECTRONIC DESIGN
  AUTOMATION -- 1.28%
Cadence Design Systems,
  Inc.(a).......................   5,700       169,575
Synopsys, Inc.(a)...............   5,500       298,375
                                           -----------
                                               467,950
                                           -----------
ELECTRONIC MANUFACTURING
  SERVICES -- 2.65%
Flextronics International
  Ltd.(a).......................   4,200       359,625
Jabil Circuit, Inc.(a)..........   3,800       283,575
Sanmina Corporation(a)..........   5,200       325,000
                                           -----------
                                               968,200
                                           -----------
HEALTHCARE INFORMATION
  SYSTEMS -- 2.65%
First Consulting Group,
  Inc.(a).......................  17,800       364,900
MedQuist Inc.(a)................   9,800       387,100
QuadraMed Corporation(a)........  10,500       215,250
                                           -----------
                                               967,250
                                           -----------
HEALTHCARE SERVICES -- 1.74%
Serologicals Corporation(a).....  21,225       636,750
                                           -----------
INFORMATION SERVICES -- 5.30%
DA Consulting Group, Inc.(a)....  11,700       255,937
Dendrite International,
  Inc.(a).......................   7,800       194,756
FactSet Research Systems
  Inc.(a).......................   9,700       598,975
Forrester Research, Inc.(a).....   3,700       161,875
Lason Holdings, Inc.(a).........   8,300       482,956
Meta Group, Inc.(a).............   8,100       240,975
                                           -----------
                                             1,935,474
                                           -----------
INTERNET -- 9.14%
AboveNet Communications
  Inc(a)........................   6,800   $   142,800
America Online, Inc. ...........  10,000     1,447,500
At Home Corporation -- Series
  A(a)..........................   3,400       252,450
BroadVision, Inc.(a)............   7,600       243,200
CNET, Inc.(a)...................   4,200       230,212
Exodus Communications,
  Inc.(a).......................   4,800       308,400
NetGravity, Inc.(a).............   4,200        70,350
Network Solutions Inc.(a).......   2,000       261,750
Pilot Network Services,
  Inc.(a).......................  16,600       148,363
Yahoo! Inc.(a)..................   1,000       235,063
                                           -----------
                                             3,340,088
                                           -----------
MEDICAL DEVICES &
  INSTRUMENTS -- .34%
Ventana Medical Systems,
  Inc.(a).......................   5,800       125,425
                                           -----------
MISCELLANEOUS TECHNOLOGY -- .79%
Gemstar International Group
  Ltd.(a).......................   3,800       217,550
ONTRACK Data International,
  Inc.(a).......................  10,900        69,488
                                           -----------
                                               287,038
                                           -----------
NETWORK EQUIPMENT &
  SOFTWARE -- 7.92%
American Power Conversion
  Corp.(a)......................   8,700       421,406
Ascend Communications Inc.(a)...   3,800       249,850
Cisco Systems, Inc.(a)..........   9,900       918,844
Concord Communications,
  Inc.(a).......................   4,400       249,700
Micromuse Inc.(a)...............   8,000       156,000
Network Appliance, Inc.(a)......  12,400       558,000
Visual Networks, Inc.(a)........   9,000       337,500
                                           -----------
                                             2,891,300
                                           -----------
OPERATIONAL SUPPORT
  SYSTEMS -- .81%
DSET Corporation(a).............  10,300       106,862
International Telecommunication
  Data Systems, Inc.(a).........  12,750       188,062
                                           -----------
                                               294,924
                                           -----------
PHARMACEUTICALS -- 3.26%
Anesta Corp.(a).................  11,500       306,187
ChiRex Inc.(a)..................  11,400       243,675
EPIX Medical, Inc.(a)...........  10,000        93,125
Inhale Therapeutic Systems(a)...   3,300       108,900
Nastech Pharmaceutical Co.(a)...   5,500        21,313
Sepracor, Inc.(a)...............   2,500       218,906
SkyePharma plc(a)(b)............  16,000       200,000
                                           -----------
                                             1,192,106
                                           -----------
SEMICONDUCTOR EQUIPMENT -- 3.31%
ASM Lithography Holding
  NV(a)(b)......................   4,500       137,250
Applied Materials, Inc.(a)......   9,500       405,531
Etec Systems, Inc.(a)...........   3,600       144,000
Novellus Systems, Inc.(a).......   4,100       202,950
PRI Automation, Inc.(a).........   5,900       153,400
Photronics, Inc.(a).............   3,600        86,288
Teradyne, Inc.(a)...............   1,900        80,513
                                           -----------
                                             1,209,932
                                           -----------
SEMICONDUCTORS -- 8.26%
Altera Corporation(a)...........   5,600       340,900
Applied Micro Circuits
  Corporation(a)................   3,200       108,700
Genesis Microchip Inc.(a)(b)....   9,000       218,250
Intel Corp. ....................   3,200       379,400
Level One Communications,
  Inc.(a).......................   4,000       142,000
Linear Technology Corporation...   1,800       161,213
Maxim Integrated Products,
  Inc.(a).......................   7,700       336,394
Micrel, Inc.(a).................   3,400       187,000
Rambus Inc.(a)..................     600        57,750
Sipex Corporation(a)............   5,000       175,625
Texas Instruments
  Incorporated..................   5,500       470,594
Vitesse Semiconductor
  Corporation(a)................   9,600       438,000
                                           -----------
                                             3,015,826
                                           -----------

DECEMBER 31, 1998

COMMON STOCKS                     SHARES      VALUE                          COMMON STOCKS                   SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------------------
SOFTWARE -- 14.78%
Actuate Software
  Corporation(a)................  11,200   $   221,200
Aspect Development, Inc.(a).....   6,000       265,875
BMC Software, Inc.(a)...........   4,500       200,531
Best Software, Inc.(a)..........   8,600       204,250
Citrix Systems, Inc.(a).........   2,900       281,481
Deltek Systems, Inc.(a).........  13,900       234,562
Great Plains Software,
  Inc.(a).......................   3,700       178,525
HNC Software Inc.(a)............   6,500       262,844
H.T.E., Inc.(a).................  30,800       154,000
IONA Technologies PLC(a)(b).....   6,900       262,200
Memco Software Ltd.(a)(b).......  10,000       152,500
Microsoft Corporation(a)........   5,300       735,044
Network Associates, Inc.(a).....  11,600       768,500
New Era of Networks, Inc.(a)....   9,400       413,600
Peregrine Systems, Inc.(a)......   3,400       157,676
SOFTWORKS, Inc.(a)..............  15,000       105,938
Symantec Corporation(a).........   8,000       174,000
Veritas Software Corp.(a).......   4,675       280,208
Visio Corporation(a)............   9,500       347,344
                                           -----------
                                             5,400,278
                                           -----------
SYSTEM INTEGRATORS -- 6.19%
4Front Technologies, Inc.(a)....  25,000       276,562
Condor Technology Solutions,
  Inc.(a).......................  15,700       157,000
Cotelligent Group, Inc.(a)......   5,800       123,612
ForSoft Ltd(a)(b)...............  19,600       203,350
Intelligroup, Inc.(a)...........   6,700       119,762
International Integration
  Incorporated(a)...............   4,400        74,800
International Network
  Services(a)...................   4,800       319,200
Sapient Corporation(a)..........   1,200        67,200
Superior Consultant Holdings
  Corporation(a)................   6,400       278,400
Technisource, Inc.(a)...........  10,800       106,650
Tier Technologies, Inc. -- Class
  B(a)..........................   8,600       148,350
Whittman-Hart, Inc.(a)..........  14,000       386,750
                                           -----------
                                             2,261,636
                                           -----------
TELECOMMUNICATIONS
  EQUIPMENT -- 4.92%
Advanced Fibre Communications,
  Inc.(a).......................  15,000       164,063
Carrier Access Corporation(a)...   7,000       241,062
Comverse Technology Inc.(a).....   4,000       284,000
Gilat Satellite Networks
  Ltd.(a)(b)....................   5,000       275,625
Orckit Communications
  Ltd.(a)(b)....................   6,700       108,456
SDL, Inc.(a)....................   3,800       150,575
Tellabs, Inc.(a)................   4,300       294,819
Uniphase Corporation(a).........   4,000       277,500
                                           -----------
                                             1,796,100
                                           -----------
TELECOMMUNICATION
  SERVICES -- 4.41%
Global Crossing Ltd.(a)(b)......   4,600   $   207,575
MCI WorldCom, Inc.(a)...........   8,000       574,000
Nextel Communications,
  Inc.(a).......................   9,200       217,350
Pacific Gateway Exchange,
  Inc.(a).......................   3,300       158,606
Qwest Communications
  International Inc.(a).........   3,200       160,000
WinStar Communications,
  Inc.(a).......................   7,500       292,500
                                           -----------
                                             1,610,031
                                           -----------
TELESERVICES -- .97%
Sykes Enterprises, Inc.(a)......  11,600       353,800
                                           -----------
TOTAL INVESTMENTS -- 93.24%
  (Cost -- $20,379,140)(c)..............    34,060,885
OTHER ASSETS, LESS
  LIABILITIES -- 6.76%..................     2,469,864
                                           -----------
NET ASSETS -- 100%......................   $36,530,749
                                           ===========
NV -- Non-voting
(a) Non-income producing
  security
(b) Foreign security
(c) Cost is the same for Federal income tax purposes.
OTHER INFORMATION:
At December 31, 1998, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation.......   $14,150,614
    Gross unrealized depreciation.......      (468,869)
                                           -----------
        Net unrealized appreciation.....   $13,681,745
                                           ===========
Purchases and sales of securities other than
short-term obligations aggregated $19,521,724 and
$21,318,371, respectively, for the period ended
December 31, 1998.
Transactions in written put options during the period
ended December 31, 1998 were:











                                        NUMBER OF
                                        CONTRACTS      PREMIUMS
                                        ---------      --------
Written...............................    12,251       $ 496,305
Closing purchases.....................   (12,251)       (496,305)
                                         -------       ---------
Outstanding on December 31, 1998......        --       $      --
                                         =======       =========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $20,379,140)......  $34,060,885
Cash........................................................    2,568,494
Receivables
  Fund shares sold..........................................       36,567
  Dividends and interest....................................          128
Deferred organization expenses..............................       30,486
Other assets................................................        4,952
                                                              -----------
  Total assets..............................................   36,701,512
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................       79,800
  Fund shares repurchased...................................       24,673
  Management fees...........................................       27,264
  12b-1 service and distribution fees.......................       17,540
  Other payables to related parties.........................       12,260
Accrued expenses............................................        9,226
                                                              -----------
    Total liabilities.......................................      170,763
                                                              -----------
NET ASSETS..................................................  $36,530,749
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($17,887,696/756,832 shares outstanding)..................  $     23.63
                                                              ===========
Maximum offering price per share ($23.63 x 100/94.25)*......  $     25.07
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($10,196,694/437,445 shares outstanding)............  $     23.31
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($8,431,480/360,657 shares outstanding).............  $     23.38
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($14,879/630 shares outstanding)....................  $     23.62
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $23,592,964
  Accumulated net realized loss on investments..............     (743,960)
  Net unrealized appreciation on investments................   13,681,745
                                                              -----------
NET ASSETS..................................................  $36,530,749
                                                              ===========

  *On sales of more than $50,000 the offering price is reduced.
 **Subject to a maximum deferred sales charge of 5%.
***Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................             $    2,043
  Interest..................................................                 75,943
                                                                         ----------
                                                                             77,986
                                                                         ----------
EXPENSES
  Management fee............................................  $280,079
  Transfer agent............................................    63,868
  Administrative services fee...............................    28,008
  Custodian fees............................................    10,406
  Blue Sky fees.............................................    32,625
  Auditing and accounting fees..............................    21,707
  Shareholder reports.......................................     7,616
  Amortization of organization expenses.....................    12,009
  Fund accounting...........................................    38,210
  Trustees' fees............................................     8,471
  12b-1 service and distribution fees.......................   185,750
  Legal.....................................................    22,764
  Other.....................................................     7,171
                                                                         ----------
  Total expenses............................................                718,684
                                                                         ----------
NET INVESTMENT LOSS.........................................               (640,698)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on
    Investments.............................................                327,469
    Written options.........................................               (210,691)
  Net change in unrealized appreciation on investments......              9,515,504
                                                                         ----------
    Net gain on investment transactions.....................              9,632,282
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $8,991,584
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $  (640,698)  $  (530,718)
  Net investment loss on
    Investments.............................................      327,469      (847,104)
    Written options.........................................     (210,691)           --
  Net change in unrealized appreciation on investments......    9,515,504     3,158,134
                                                              -----------   -----------
        Net increase resulting from operations..............    8,991,584     1,780,312
                                                              -----------   -----------
Distributions in excess of net realized gain
  Class A...................................................           --          (212)
  Class B...................................................           --          (165)
  Class C...................................................           --          (102)
                                                              -----------   -----------
        Total distributions to shareholders.................           --          (479)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................    1,495,065     2,928,480
  Class B...................................................     (964,996)    4,780,042
  Class C...................................................      (87,574)    3,740,708
  Advisor Class.............................................       12,519            --
                                                              -----------   -----------
        Net increase resulting from Fund share
        transactions........................................      455,014    11,449,230
                                                              -----------   -----------
TOTAL INCREASE IN NET ASSETS................................    9,446,598    13,229,063
NET ASSETS
  Beginning of period.......................................   27,084,151    13,855,088
                                                              -----------   -----------
  END OF PERIOD.............................................  $36,530,749   $27,084,151
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                            FOR THE PERIOD
                                                                                             JULY 22, 1996
CLASS A                                                         FOR THE YEAR ENDED          (COMMENCEMENT)
                                                                   DECEMBER 31,             TO DECEMBER 31,
                                                              ----------------------        ---------------
                                                               1998           1997               1996
SELECTED PER SHARE DATA                                       -------        -------        ---------------
Net asset value, beginning of period........................  $ 17.47        $ 16.40            $10.00
                                                              -------        -------            ------
  Income from investment operations
  Net investment loss.......................................     (.36)(e)       (.31)(e)          (.06)(a)
  Net realized and unrealized gain on investments...........     6.52(e)        1.38(e)           6.49
                                                              -------        -------            ------
    Total from investment operations........................     6.16           1.07              6.43
                                                              -------        -------            ------
  Less distributions
  From net realized gain....................................       --             --               .03
                                                              -------        -------            ------
    Total distributions.....................................       --             --               .03
                                                              -------        -------            ------
Net asset value, end of period..............................  $ 23.63        $ 17.47            $16.40
                                                              =======        =======            ======
Total return(%).............................................    35.26(b)        6.53(b)          64.34(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $17,888        $12,159            $8,324
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       --             --              2.19(d)
  Without expense reimbursement(%)..........................     2.16           2.11              2.90(d)
Ratio of net investment loss to average net assets(%).......    (1.88)         (1.91)            (2.18)(a)(d)
Portfolio turnover rate(%)..................................       73             54                23

                                                                                            FOR THE PERIOD
                                                                                             JULY 22, 1996
CLASS B                                                         FOR THE YEAR ENDED          (COMMENCEMENT)
                                                                   DECEMBER 31,             TO DECEMBER 31,
                                                              ----------------------        ---------------
                                                               1998           1997               1996
SELECTED PER SHARE DATA                                       -------        -------        ---------------
Net asset value, beginning of period........................  $ 17.37        $ 16.44            $10.00
                                                              -------        -------            ------
  Income from investment operations
  Net investment loss.......................................     (.50)(e)       (.32)(e)          (.06)(a)
  Net realized and unrealized gain on investments...........     6.44(e)        1.25(e)           6.52
                                                              -------        -------            ------
    Total from investment operations........................     5.94            .93              6.46
                                                              -------        -------            ------
  Less distributions
  From net realized gain....................................       --             --               .02
                                                              -------        -------            ------
    Total distributions.....................................       --             --               .02
                                                              -------        -------            ------
Net asset value, end of period..............................  $ 23.31        $ 17.37            $16.44
                                                              =======        =======            ======
Total return(%).............................................    34.20(b)        5.66(b)          64.59(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $10,197        $ 8,577            $3,425
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       --             --              2.99(d)
  Without expense reimbursement(%)..........................     2.95           2.92              3.70(d)
Ratio of net investment loss to average net assets(%).......    (2.67)         (2.72)            (2.98)(a)(d)
Portfolio turnover rate(%)..................................       73             54                23

    The accompanying notes are an integral part of the financial statements.

                                                                                            FOR THE PERIOD
                                                                                             JULY 22, 1996
CLASS C                                                         FOR THE YEAR ENDED          (COMMENCEMENT)
                                                                   DECEMBER 31,             TO DECEMBER 31,
                                                              ----------------------        ---------------
                                                               1998           1997               1996
SELECTED PER SHARE DATA                                       -------        -------        ---------------
Net asset value, beginning of period........................  $ 17.40        $ 16.46            $10.00
                                                              -------        -------            ------
  Income from investment operations
  Net investment loss.......................................     (.48)(e)       (.42)(e)          (.05)(a)
  Net realized and unrealized gain on investments...........     6.46(e)        1.36(e)           6.53
                                                              -------        -------            ------
    Total from investment operations........................     5.98            .94              6.48
                                                              -------        -------            ------
  Less distributions
  From net realized gain....................................       --             --               .02
                                                              -------        -------            ------
    Total distributions.....................................       --             --               .02
                                                              -------        -------            ------
Net asset value, end of period..............................  $ 23.38        $ 17.40            $16.46
                                                              =======        =======            ======
Total return(%).............................................    34.37(b)        5.71(b)          64.84(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 8,431        $ 6,348            $2,106
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       --             --              2.95(d)
  Without expense reimbursement(%)..........................     2.84           2.85              3.66(d)
Ratio of net investment loss to average net assets(%).......    (2.56)         (2.65)            (2.94)(a)(d)
Portfolio turnover rate(%)..................................       73             54                23

                                                                    FOR THE PERIOD
                                                                    APRIL 15, 1998
ADVISOR CLASS                                                       (COMMENCEMENT)
                                                                    TO DECEMBER 31,
                                                                    ---------------
                                                                         1998
SELECTED PER SHARE DATA                                             ---------------
Net asset value, beginning of period........................            $20.19
                                                                        ------
  Income from investment operations
  Net investment loss(e)....................................              (.20)
  Net realized and unrealized gain on investments(e)........              3.63
                                                                        ------
    Total from investment operations........................              3.43
                                                                        ------
Net asset value, end of period..............................            $23.62
                                                                        ======
Total return(%)(c)..........................................             16.99
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................            $   15
Ratio of expenses to average net assets(%)(d)...............              2.18
Ratio of net investment loss to average net assets(%)(d)....             (1.91)
Portfolio turnover rate(%)..................................                73

(a) Net investment loss is net of expenses reimbursed by Manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized
(e)    Based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Science & Technology Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998 the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $744,000 as of December 31, 1998, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $373,000 in 2005 and $371,000 in 2006.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $7,170.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $31,407, $83,768, and $70,575 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $29,228, $22,672, $11,913 and $55, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   320,126   $ 6,486,249    466,094   $ 7,484,210
Issued on reinvestment of
 distributions................        --            --         20           329
Repurchased...................  (259,273)   (4,991,184)  (277,596)   (4,556,059)
                                --------   -----------   --------   -----------
Net increase..................    60,853   $ 1,495,065    188,518   $ 2,928,480
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................    88,408   $ 1,667,703    377,437   $ 6,237,513
Issued on reinvestment of
 distributions................        --            --         15           252
Repurchased...................  (144,818)   (2,632,699)   (91,906)   (1,457,723)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......   (56,410)  $  (964,996)   285,546   $ 4,780,042
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS C                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................    56,748   $ 1,055,472    284,174   $ 4,497,638
Issued on reinvestment of
 distributions................        --            --         10           170
Repurchased...................   (60,890)   (1,143,046)   (47,327)     (757,100)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......    (4,142)  $   (87,574)   236,857   $ 3,740,708
                                ========   ===========   ========   ===========

                                    FOR THE PERIOD
                                    APRIL 15, 1998
                                    (COMMENCEMENT)
                                 TO DECEMBER 31, 1998
                                ----------------------
ADVISOR CLASS                    SHARES      AMOUNT
-------------                   --------   -----------
Sold..........................     1,642   $    32,780
Repurchased...................    (1,012)      (20,261)
                                --------   -----------
Net increase..................       630   $    12,519
                                ========   ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Science & Technology Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IGST123198

DECEMBER 31, 1998

IVY
DEVELOPING
NATIONS
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS(R)

MARKET COMMENTARY

Emerging markets came under pressure again in 1998. Throughout the year, markets with very different fundamentals acted similarly -- a clear sign that, in our opinion, sentiment, rather than fundamentals, was driving market performance. According to our research, by the middle of the year, emerging market stocks were oversold. But by the fourth quarter, many of these markets, in particular those in Asia, rebounded significantly from their oversold conditions and made strong contributions to the performance of the Ivy Developing Nations Fund. Within this difficult environment for emerging market investing, the Ivy Developing Nations Fund was down 11.67% for the twelve months ended December 31, 1998. This compares favorably to the Morgan Stanley Capital International Emerging Markets Free Index, which was down 25.35% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

   As of year-end, 45% percent of the Ivy Developing Nations Fund was invested in non-Japan Asia. We believe that most Asian economies have bottomed out, and therefore believe they will return to positive growth in 1999. Currency stabilization and revaluation, sparked by appreciation of the Japanese yen last summer, set the stage for considerable interest rate declines across the region; as a result, equity markets rebounded. While we cannot say for certain, we believe the Fund's Asian investments should make favorable contributions to performance as the apparent economic recovery in that region gains momentum.

   As of year-end, 38% percent of the Fund's assets was invested in Latin America -- a region that has perhaps been hit the hardest by turmoil in global financial markets. Despite lower growth expectations as a result of the Asian crisis, according to our research, the underlying economies in Latin America remain relatively strong. In our opinion, at their current levels, valuations in those markets are attractive. Within the region, the Fund's largest exposure continues to be Brazil, where as of year-end more than 19% of the portfolio was invested. Since the onset of the crisis, global economic turmoil has placed substantial pressure on the Brazilian currency, the real. The Brazilian government's decision to float the real at the beginning of 1999 seems to have relieved much of that pressure, although it did not eliminate the need for an aggressive fiscal adjustment. In our view, fiscal reforms continue to be critical for a reduction in interest rates, which, in turn, could contribute to a recovery in equity markets and improve long-term growth prospects.

   We have increased the Fund's exposure to emerging European markets, primarily those in Eastern Europe such as Hungary and the Czech Republic. Market valuations in that region have fallen despite strong macroeconomic fundamentals, especially in the context of emerging markets. We believe that prospective European Union membership would likely spur further reform and development going forward.

   In the short term, continued volatility in developing markets is likely. Overall, however, we continue to believe that economics, international trade, geography, and demographics provide strong support for investing in the developing world, and that excessive pessimism has created compelling opportunities for bargain hunters. Although there are special risks associated with investing in emerging markets, such as political and economic developments, emerging market exposure should continue to provide valuable diversification benefits over time.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISON OF THE
                          FUND SINCE INCEPTION (11/94)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY DEVELOPING NATIONS FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy Developing Nations Fund was down 11.67%. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index was down 25.35% for the same period. The relative outperformance of the Fund is attributed to its overweight position in Asia at 45%, compared to the index, which had a 28% allocation to Asia.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY DEVELOPING NATIONS FUND                       Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                      (16.73%)  (12.35%)  (18.01%)  (13.68%)
                                                                         C:        C:        C:        C:
 1 year                                           (16.75%)  (18.01%)  (13.16%)  (12.16%)  (14.14%)  (13.14%)     n/a       n/a
                                                                         B:        B:        B:        B:
                                                                      (10.60%)  (10.17%)  (12.19%)  (11.77%)
                                                                         C:        C:        C:        C:
 Since Inception(5)                               (10.76%)  (12.39%)     n/a    (15.22%)     n/a    (15.63%)  (19.06%)  (19.68%)

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A and Class B commenced operations November 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Developing Nations Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

EQUITY SECURITIES -- 93.68%    SHARES         VALUE                      EQUITY SECURITIES                SHARES         VALUE
----------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA -- 3.51%
---------------------
Anglo American Corporation
  S.A. ..............              8,700   $    245,207
Rembrandt Group Ltd. ...          42,300        258,865
                                           ------------
                                                504,072
                                           ------------
ASIA/PACIFIC -- 45.35%
---------------------
CHINA -- 1.24%
Anhui Expressway Co.
  Ltd. ..............            252,000         29,601
China Southern Airlines
  Company Ltd.(a)....            158,000         16,520
Guangdong Kelon Electrical
  Holdings --
  H Shares...........             45,000         40,080
Huaneng Power
  International, Inc.
  ADR(a).............              1,200         17,400
Inner Mongolia Erdos
  Cashmere Products Co.
  'B'................             64,000          8,320
Qinling Motors Company...         67,000         11,762
Shanghai Diesel Engine Co.
  Ltd. 'B'...........             81,200          9,744
Shanghai Post &
  Telecommunications
  Equipment 'B'(a)...             55,900         12,801
Zhenhai Refining and
  Chemical Company Ltd. ...      210,000         32,258
                                           ------------
                                                178,486
                                           ------------
HONG KONG -- 11.32%
Asia Satellite
  Telecommunications
  Holdings Ltd. .....             16,000         28,501
CDL Hotels International
  Ltd. ..............            130,000         33,394
CLP Holdings Ltd. ...             11,000         54,808
Cheung Kong Holdings
  Ltd. ..............             17,000        122,337
Cheung Kong Infrastructure
  Holdings...........             10,000         22,331
Citic Pacific........             31,000         66,826
Dao Heng Bank Group
  Ltd. ..............             50,000        154,576
Giordano International
  Ltd. ..............            132,000         24,706
Gold Peak Industries...          236,000         66,258
Guangzhou Investment
  Company Ltd. ......            481,000         47,808
HSBC Holdings........              5,241        130,568
Hong Kong Electric Holdings
  Ltd. ..............             20,500         62,185
Hong Kong
  Telecommunications
  Ltd. ..............             34,400         60,168
Jardine International Motor
  Holdings Ltd. .....             68,000         26,991
Li & Fung............             60,000        124,306
Moulin International
  Holding Ltd. ......            232,000         28,150
NG Fung Hong Ltd. ...             48,000         43,062
National Mutual Asia
  Ltd. ..............            140,000        104,815
New World Development
  Company
  Ltd. ..............             41,000        103,201
Shanghai Industrial
  Holdings Ltd. .....             35,000         70,705
Sun Hung Kai Properties
  Ltd. ..............              9,000         65,638
Techtronic Industries
  Company............            194,000         34,558
Union Bank of Hong Kong
  Ltd. ..............             97,600         78,110
Wharf Holdings Ltd. (with
  4,100 Warrants(a))...           48,000         70,353
                                           ------------
                                              1,624,355
                                           ------------
INDONESIA -- 1.38%
PT Hanjaya Mandala
  Sampoerna
  Tbk(a).............            298,500        198,067
                                           ------------
ISRAEL -- .64%
Koor Industries
  Limited -- Sponsored
  ADR................              5,300         92,419
                                           ------------
MALAYSIA(B) -- 8.34%
Arab Malaysian Corporation
  Berhad(a)..........            140,000         23,494
Berjaya Sports Toto
  Berhad.............             65,000         70,828
Genting Berhad.......             41,000         77,759
Johor Port Berhad....            146,000         45,646
KFC Holdings (Malaysia)
  Berhad.............             97,000         68,681
London & Pacific Insurance
  Company Berhad.....             90,400         77,723
Malakoff Berhad......             26,000         53,196
Malayan Banking Berhad...         58,000        102,667
Malayan Cement Berhad...          48,000         15,117
Perusahaan Otomobil
  Nasional Berhad....             88,000        116,322
Petronas Gas Berhad...            30,000         59,311
Public Bank Berhad...            139,200         64,000
Public Bank
  Berhad -- Foreign...           102,000         43,379
Sime Darby Berhad....             80,000         80,184
Sime UEP Properties
  Berhad.............            120,000   $     99,311
Telekom Malaysia Berhad...        52,000        119,540
Tenaga Nasional Berhad...         45,000         80,690
                                           ------------
                                              1,197,848
                                           ------------
PHILIPPINES -- 3.04%
Alaska Milk
  Corporation(a).....          1,700,000         99,643
Asian Terminals, Inc.(a)...      677,500         19,159
Bacnotan Cement
  Corporation........            180,000         31,466
Belle Corporation(a) (With
  61,400 Warrants(a))...         607,000         33,528
Benpres Holdings Corp.
  GDR(a).............             15,000         45,000
La Tondena Distillers
  Inc.(a)............             50,300         40,086
Manila Electric
  Company -- B Shares...          10,000         32,135
Metropolitan Bank & Trust
  Company............             11,728         84,420
Music Corporation(a)...          127,000         10,448
Southeast Asia Cement
  Holdings,
  Inc.(a)............          1,041,855         12,856
Universal Robina
  Corporation........            249,000         27,845
                                           ------------
                                                436,586
                                           ------------
SINGAPORE -- 9.13%
Asia Pulp & Paper Company
  Ltd.(a)............              4,000         32,750
Clipsal Industries
  Limited............            131,000        131,000
DBS Land Limited.....            176,000        259,207
Development Bank of
  Singapore -- Foreign
  Registered Limited...           24,200        218,539
Elec & Eltek International
  Co. Ltd. ..........             12,700         68,580
Fraser & Neave Ltd. ORD...        90,000        262,916
Hong Kong Land Holdings,
  Ltd. ..............              7,000          8,260
Jardine Strategic Holdings
  Ltd. ..............             50,062         72,590
Singapore Airlines
  Ltd. -- Foreign
  Registered.........             35,000        256,673
                                           ------------
                                              1,310,515
                                           ------------
SOUTH KOREA -- 6.83%
Hyundai Motor Company
  Ltd. ..............              9,729        173,145
Hyundai Motor Company Ltd.
  GDR 144A...........                500          1,626
Korea Electric Power
  Corp. .............             12,400        194,525
Pohang Iron & Steel Co.
  Ltd. ..............              4,000        257,471
Samsung Fire & Marine
  Insurance (with 179
  rights (a))........                588        254,465
Shinhan Bank(a)......             13,016         99,587
                                           ------------
                                                980,819
                                           ------------
THAILAND -- 3.43%
Advanced Info Service
  Public Company
  Limited -- Foreign
  Registered.........              5,000         29,724
Bangkok Bank Public Company
  Ltd.(a)............             20,000         28,624
Bangkok Bank Public Company
  Ltd -- Foreign
  Registered(a)......             36,000         74,311
Delta Electronics
  (Thailand) Public Company
  Limited -- Foreign
  Registered.........              4,000         21,137
K.R. Precision Public
  Company Limited --
  Foreign Registered(a)...        56,000         27,358
Krung Thai Thanakit
  PLC -- Foreign
  Registered(a)......             24,000         10,734
Robinson Department Store
  Public Company
  Limited -- Foreign
  Registered(a)......            637,200         42,090
Siam Cement Public Co.
  Limited (The) -- Foreign
  Registered(a)......              9,300        210,910
Thai Farmers Bank Public
  Company
  Limited -- Foreign
  Registered(a)......             27,000         47,559
                                           ------------
                                                492,447
                                           ------------
EUROPE -- 6.63%
---------------------
CZECH REPUBLIC -- 1.65%
Czech Power Company,
  (The)(a)...........              3,500         78,683
Inzenyrske a Prumyslove
  Stavby (IPS).......             12,500         38,324
Restitucni Invest Fund...          1,200         36,891
Skoda Plzen a.s.(a)...             2,000         11,655
Zivnobanka -- Investicni
  Fond...............              5,300         71,743
                                           ------------
                                                237,296
                                           ------------
ESTONIA -- .77%
Hansabank Ltd.(a)....             29,500        110,116
                                           ------------

DECEMBER 31, 1998

EQUITY SECURITIES             SHARES         VALUE                      EQUITY SECURITIES                SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------------
HUNGARY -- .83%
Pannonplast Rt............        1,800   $     50,960
Pick Szeged Rights........        1,600         68,002
                                          ------------
                                               118,962
                                          ------------
POLAND -- 1.68%
Bank Rozwoju Eksportu
  S.A. ...................        1,550         35,770
Telekomunikacja Polska
  S.A.(a).................       40,000        205,000
                                          ------------
                                               240,770
                                          ------------
PORTUGAL -- .98%
Investec-Consultoria
  Internacional S.A. .....          850         29,275
Lusomundo SGPS S.A. ......        2,300         28,843
Portugal Telecom S.A.
  ADR.....................        1,100         49,088
Sonae Industria E
  Investimentos...........          700         34,031
                                          ------------
                                               141,237
                                          ------------
RUSSIA -- .06%
Gorkovsky Auto Plant
  (GAZ)(a)................          500          9,025
                                          ------------
TURKEY -- .66%
Cimentas A.S.(a)..........      561,725         21,373
Otokar Otobus
  Karoseri(a).............      537,500         41,328
Turkiye Garanti Bankasi
  A.S.(a).................    1,302,093         32,203
                                          ------------
                                                94,904
                                          ------------
SOUTH AND CENTRAL
AMERICA -- 38.19%
--------------------------
ARGENTINA -- 6.66%
Banco De Galicia y Buenos
  Aires S.A. de C.V. .....       16,350         72,005
Banco Frances S.A. .......        7,500         53,298
Bansud S.A.(a)............       52,401        225,003
Inversiones y
  Representaciones S.A.
  (IRSA)..................       65,139        178,623
Quilmes Industrial........       20,000        186,250
Telefonica De Argentina
  S.A. ADR................        3,500         97,781
YPF S.A. Sponsored ADR....        5,100        142,481
                                          ------------
                                               955,441
                                          ------------
BRAZIL -- 19.24%
Centrais Electricas
  Brasileiras S.A. .......   10,200,000        175,601
Centrais Electricas
  Brasileiras S.A.
  Preferred B.............    5,580,000        107,148
Companhia Brasileira de
  Distribuicao Grupo Pao
  de Acucar...............   14,100,000        227,570
Companhia Energetica de
  Minas Gerais (CEMIG)....    1,879,016         35,770
Companhia Energetica de
  Sao Paulo (CESP)........    7,650,000        164,625
Companhia Paranaense de
  Energia (Copel).........    7,000,000         39,977
Companhia Paulista de
  Forca e Luz Dividend
  Preferred Receipt.......        1,156             77
Companhia Vale do Rio Doce
  Preferred Shares (with
  5,000 Non Tradeable
  Debentures(a))..........        7,000         89,803
Elevadores Atlas S.A.
  144A....................       18,200        195,829
Embratel Participacoes
  S.A.(a).................        1,000         13,938
Itaubanco.................      266,000        129,894
Marcopolo S.A. -- B.......      124,000        112,896
Petroleo Brasileiro S.A.
  (Petrobras).............    2,520,000        285,748
Tam Transport Aereos
  Regionais S.A.
  Preferred...............    9,200,000        494,876
Tele Celular Sul
  Participacoes S.A.(a)...          100          1,744
Tele Centro Oeste Celular
  Participacoes S.A.(a)...          333            978
Tele Centro Sul
  Participacoes S.A.(a)...          200          8,363
Tele Leste Celular
  Participacoes
  S.A.(a).................           20            568
Tele Nordeste Celular
  Participacoes S.A.(a)...           50            925
Tele Norte Celular
  Participacoes
  S.A.(a).................           20            451
Tele Norte Leste
  Participacoes S.A.(a)...        1,000         12,438
Tele Sudeste Celular
  Partcipacoes S.A.(a)....          200          4,138
Telecomunicacoes
  Brasileiras S.A. --
  Sponsored ADR Preferred
  Block(a)................        6,400        465,200
Telecomunicacoes
  Brasileiras S.A.
  (Telebras) ADR..........        1,000   $        110
Telemig Celular
  Participacoes S.A.(a)...           50          1,063
Telesp Celular
  Participacoes S.A.(a)...          400          7,000
Telesp Participacoes
  S.A.(a).................        1,000         22,125
Uniao de Bancos
  Brasileiros S.A. .......    4,600,000         93,280
Unibanco-Units............    1,950,000         67,787
                                          ------------
                                             2,759,922
                                          ------------
CHILE -- 7.99%
A.F.P. Provida S.A. ADR...       11,000        147,813
Antofagasta Holdings
  PLC.....................       65,263        192,738
Banco Santander
  Chile -- Sponsored
  ADR.....................        4,200         61,425
Banco Santiago............        8,000        119,000
Cristalerias de
  Chile -- Sponsored
  ADR.....................       14,800        194,250
Embotelladora Andina S.A.
  Sponsored ADR (Class
  A)......................        3,400         49,300
Embotelladora Andina S.A.
  Sponsored ADR (Class
  B)......................        3,400         44,200
Gener S.A. Sponsored
  ADR.....................        3,590         57,440
Laboratorio Chile S.A.
  ADR.....................        4,000         57,500
Sociedad Quimica y Minera
  de Chile S.A. Sponsored
  ADR.....................        2,400         80,850
Vina Concha y Toro S.A.
  ADR.....................        5,500        142,313
                                          ------------
                                             1,146,829
                                          ------------
COLOMBIA -- .74%
Bancolombia
  S.A. -- Sponsored ADR...       22,700        106,406
                                          ------------
MEXICO -- 2.10%
Grupo Posadas
  S.A. -- 'A'(a)..........       83,785         34,735
Panamerican Beverages
  Inc. ...................        5,500        119,969
Telefonos de Mexico S.A.
  ADR Class L.............        3,000        146,063
                                          ------------
                                               300,767
                                          ------------
PERU -- .93%
CPT Telefonica del Peru
  S.A. -- 'B'.............      105,900        133,218
                                          ------------
VENEZUELA -- .53%
CANTV CIA Anonima Telef...        4,300         76,594
                                          ------------
TOTAL INVESTMENTS --93.68%
  (Cost -- $18,805,034)(Cost on Federal
    income tax basis -- $18,812,987)...     13,447,101
OTHER ASSETS, LESS
  LIABILITIES -- 6.32%.................        907,875
                                          ------------
NET ASSETS -- 100%.....................   $ 14,354,976
                                          ============
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
ORD -- Ordinary
(a) Non-income producing security
(b) As of September 1, 1998, the repatriation of
    proceeds received from the sale of these
    securities has been blocked until at least
    September 1, 1999. These securities are considered
    illiquid and are being fair valued using methods
    determined in good faith by the Valuation
    Committee of the Board of Trustees. See Note 5 to
    the Financial Statements.
OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation......   $  1,324,905
    Gross unrealized depreciation......     (6,682,838)
                                          ------------
        Net unrealized depreciation for
  financial
          statement purposes...........     (5,357,933)
    Less: tax basis adjustments........         (7,953)
                                          ------------
        Net unrealized depreciation for
  Federal
          income tax purposes..........   $ (5,365,886)
                                          ============
Purchases and sales of securities other than
short-term obligations aggregated $7,244,624 and
$10,954,448, respectively, for the period ended
December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $18,805,034)......  $13,447,101
Cash........................................................      983,770
Receivables
  Fund shares sold..........................................      113,775
  Dividends and interest....................................       39,340
  Manager for expense reimbursement.........................       37,906
Deferred organization expenses..............................        8,183
Other assets................................................        5,438
                                                              -----------
  Total assets..............................................   14,635,513
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................      131,517
  Fund shares repurchased...................................       87,189
  Management fee............................................       12,093
  12b-1 service and distribution fees.......................        8,528
  Other payables to related parties.........................       10,545
Accrued expenses............................................       30,665
                                                              -----------
  Total liabilities.........................................      280,537
                                                              -----------
NET ASSETS..................................................  $14,354,976
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($5,487,376/911,193 shares outstanding)...................  $      6.02
                                                              ===========
Maximum offering price per share ($6.02 x 100/94.25)*.......  $      6.39
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($6,144,548/1,035,951 shares outstanding)...........  $      5.93
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($2,641,408/443,448 shares outstanding).............  $      5.96
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($81,644/13,499 shares outstanding).................  $      6.05
                                                              ===========
Net assets consist of
  Capital paid-in...........................................  $26,493,350
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (6,773,288)
  Accumulated net investment loss...........................       (9,349)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (5,355,737)
                                                              -----------
NET ASSETS..................................................  $14,354,976
                                                              ===========

  *On sales of more than $50,000 the offering price is reduced.
 **Subject to a maximum deferred sales charge of 5%.
***Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $54,718 foreign taxes withheld..........             $    462,797
  Interest..................................................                   15,535
                                                                         ------------
                                                                              478,332
                                                                         ------------
EXPENSES
  Management fee............................................  $156,166
  Transfer agent............................................    71,214
  Administrative services fee...............................    15,617
  Custodian fees............................................   112,358
  Blue Sky fees.............................................    36,955
  Auditing and accounting fees..............................    20,969
  Shareholder reports.......................................    10,286
  Amortization of organization expenses.....................     9,873
  Fund accounting...........................................    34,475
  Trustees' fees............................................     8,471
  12b-1 service and distribution fees.......................   109,157
  Legal.....................................................    21,946
  Other.....................................................     6,866
                                                                         ------------
                                                                              614,353
  Expenses reimbursed by Manager............................                 (200,839)
                                                                         ------------
    Net expenses............................................                  413,514
                                                                         ------------
NET INVESTMENT INCOME.......................................                   64,818
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................               (6,212,483)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................                3,893,124
                                                                         ------------
    Net loss on investment transactions.....................               (2,319,359)
                                                                         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ (2,254,541)
                                                                         ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ------------   ------------
(DECREASE) INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $     64,818   $    (85,818)
  Net realized (loss) gain on investments and foreign
    currency transactions...................................    (6,212,483)       814,367
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................     3,893,124    (10,222,275)
                                                              ------------   ------------
        Net decrease resulting from operations..............    (2,254,541)    (9,493,726)
                                                              ------------   ------------
Class A distributions
  From net investment income................................        (3,738)            --
  In excess of net investment income........................            --        (14,575)
  From net realized gain....................................            --       (382,865)
  In excess of net realized gain............................            --       (222,371)
                                                              ------------   ------------
        Total distributions to Class A shareholders.........        (3,738)      (619,811)
                                                              ------------   ------------
Class B distributions
  From net investment income................................        (4,282)            --
  In excess of net investment income........................            --        (10,338)
  From net realized gain....................................            --       (339,775)
  In excess of net realized gain............................            --       (197,344)
                                                              ------------   ------------
        Total distributions to Class B shareholders.........        (4,282)      (547,457)
                                                              ------------   ------------
Class C distributions
  From net investment income................................        (1,761)            --
  In excess of net investment income........................            --         (2,619)
  From net realized gain....................................            --        (91,727)
  In excess of net realized gain............................            --        (53,275)
                                                              ------------   ------------
        Total distributions to Class C shareholders.........        (1,761)      (147,621)
                                                              ------------   ------------
Advisor Class distributions
  From net investment income................................           (54)            --
                                                              ------------   ------------
        Total distributions to Advisor Class shareholders...           (54)            --
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................    (2,149,545)     3,513,031
  Class B...................................................    (1,249,929)     6,879,152
  Class C...................................................       436,012      1,861,647
  Advisor Class.............................................        90,457             --
                                                              ------------   ------------
        Net (decrease) increase resulting from Fund share
        transactions........................................    (2,873,005)    12,253,830
                                                              ------------   ------------
TOTAL (DECREASE) INCREASE IN NET ASSETS.....................    (5,137,381)     1,445,215
NET ASSETS
  Beginning of period.......................................    19,492,357     18,047,142
                                                              ------------   ------------
  END OF PERIOD.............................................  $ 14,354,976   $ 19,492,357
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                                  FOR THE PERIOD
                                                                                                                 NOVEMBER 1, 1994
CLASS A                                                                                                           (COMMENCEMENT)
                                                                    FOR THE YEAR ENDED DECEMBER 31,              TO DECEMBER 31,
                                                           --------------------------------------------------    ----------------
                                                            1998           1997           1996          1995           1994
SELECTED PER SHARE DATA                                    -------        -------        ------        ------    ----------------
Net asset value, beginning of period.....................  $  6.82        $ 10.12        $ 9.05        $ 8.64         $ 10.00
                                                           -------        -------        ------        ------         -------
  Income (loss) from investment operations
  Net investment income (loss)(a)........................      .06            .01          (.02)          .01              --
  Net realized and unrealized (loss) gain on investment
    transactions.........................................     (.86)         (2.80)         1.09           .54           (1.36)
                                                           -------        -------        ------        ------         -------
    Total from investment operations.....................     (.80)         (2.79)         1.07           .55           (1.36)
                                                           -------        -------        ------        ------         -------
  Less distributions
  From net investment income.............................       --             --            --           .01              --
  In excess of net investment income.....................       --            .01            --            --              --
  From net realized gain.................................       --            .30            --           .10              --
  In excess of net realized gain.........................       --            .20            --           .03              --
                                                           -------        -------        ------        ------         -------
    Total distributions..................................       --            .51            --           .14              --
                                                           -------        -------        ------        ------         -------
Net asset value, end of period...........................  $  6.02        $  6.82        $10.12        $ 9.05         $  8.64
                                                           =======        =======        ======        ======         =======
Total return(%)..........................................   (11.67)(b)     (27.42)(b)     11.83(b)       6.40(b)       (13.50)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................  $ 5,487        $ 8,584        $9,925        $3,435         $   611
Ratio of expenses to average net assets(e)
  With expense reimbursement(%)..........................     2.18           2.31          2.45          2.55            2.20(d)
  Without expense reimbursement (%)......................     3.47           2.39          2.82          7.18           20.74(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)...........................................      .88            .09          (.23)          .24             .52(d)
Portfolio turnover rate (%)..............................       47             42            27            14              --

                                                                                                                  FOR THE PERIOD
                                                                                                                 NOVEMBER 1, 1994
CLASS B                                                                                                           (COMMENCEMENT)
                                                                    FOR THE YEAR ENDED DECEMBER 31,              TO DECEMBER 31,
                                                           --------------------------------------------------    ----------------
                                                            1998           1997           1996          1995           1994
SELECTED PER SHARE DATA                                    -------        -------        ------        ------    ----------------
Net asset value, beginning of period.....................  $  6.77        $ 10.04        $ 9.05        $ 8.64         $ 10.00
                                                           -------        -------        ------        ------         -------
  Income (loss) from investment operations
  Net investment income (loss)(a)........................      .01           (.06)         (.06)         (.02)             --
  Net realized and unrealized gain (loss) on investment
    transactions.........................................     (.85)         (2.76)         1.05           .51           (1.36)
                                                           -------        -------        ------        ------         -------
    Total from investment operations.....................     (.84)         (2.82)          .99           .49           (1.36)
                                                           -------        -------        ------        ------         -------
  Less distributions
  In excess of net investment income.....................       --            .01            --            --              --
  From net realized gain.................................       --            .28            --           .08              --
  In excess of net realized gain.........................       --            .16            --            --              --
                                                           -------        -------        ------        ------         -------
    Total distributions..................................       --            .45            --           .08              --
                                                           -------        -------        ------        ------         -------
Net asset value, end of period...........................  $  5.93        $  6.77        $10.04        $ 9.05         $  8.64
                                                           =======        =======        ======        ======         =======
Total return(%)..........................................   (12.35)(b)     (27.93)(b)     10.95(b)       5.62(b)       (13.60)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).................  $ 6,145        $ 8,488        $6,269        $  945         $   121
Ratio of expenses to average net assets(e)
  With expense reimbursement(%)..........................     2.96           3.09          3.20          3.30            2.95(d)
  Without expense reimbursement(%).......................     4.25           3.17          3.57          7.93           21.49(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)...........................................      .10           (.69)         (.98)         (.51)           (.23)(d)
Portfolio turnover rate(%)...............................       47             42            27            14              --

    The accompanying notes are an integral part of the financial statements.

                                                                                        FOR THE PERIOD
                                                                                        APRIL 30, 1996
CLASS C                                                         FOR THE YEAR ENDED      (COMMENCEMENT)
                                                                   DECEMBER 31,         TO DECEMBER 31,
                                                              ----------------------    ---------------
                                                               1998           1997           1996
SELECTED PER SHARE DATA                                       -------        -------    ---------------
Net asset value, beginning of period........................  $  6.79        $ 10.06        $  9.89
                                                              -------        -------        -------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .01           (.07)          (.02)
  Net realized and unrealized gain (loss) on investment
    transactions............................................     (.84)         (2.76)           .19
                                                              -------        -------        -------
    Total from investment operations........................     (.83)         (2.83)           .17
                                                              -------        -------        -------
  Less distributions
  In excess of net investment income........................       --            .01             --
  From net realized gain....................................       --            .27             --
  In excess of net realized gain............................       --            .16             --
                                                              -------        -------        -------
    Total distributions.....................................       --            .44             --
                                                              -------        -------        -------
Net asset value, end of period..............................  $  5.96        $  6.79        $ 10.06
                                                              =======        =======        =======
Total return(%).............................................   (12.16)(b)     (28.01)(b)        1.73(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 2,641        $ 2,420        $ 1,854
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................     2.96           3.12           3.16(d)
  Without expense reimbursement(%)..........................     4.25           3.20           3.53(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................      .10           (.72)          (.94)(d)
Portfolio turnover rate(%)..................................       47             42             27

                                                                FOR THE PERIOD
                                                                APRIL 30, 1998
ADVISOR CLASS                                                   (COMMENCEMENT)
                                                                TO DECEMBER 31,
                                                                ---------------
                                                                     1998
SELECTED PER SHARE DATA                                         ---------------
Net asset value, beginning of period........................        $  7.48
                                                                    -------
  Loss from investment operations
  Net investment income(a)..................................            .04
  Net realized and unrealized loss on investment
    transactions............................................          (1.47)
                                                                    -------
    Total from investment operations........................          (1.43)
                                                                    -------
Net asset value, end of period..............................        $  6.05
                                                                    =======
Total return(%)(c)..........................................         (19.06)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $    82
Ratio of expenses to average net assets(e)
  With expense reimbursement(%)(d)..........................           1.68
  Without expense reimbursement(%)(d).......................           2.97
Ratio of net investment income to average net
  assets(%)(a)(d)...........................................           1.38
Portfolio turnover rate(%)..................................             47

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized
(e) Beginning in 1995, total expenses include fees paid indirectly through an expense offset arrangement.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Developing Nations Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $1,197,848 (8.34% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998, the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $6,641,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

     The Fund earned foreign source dividends of $517,515. These dividends were subject to foreign withholding tax in the amount of $54,718. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the period ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $2,582.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $15,533, $72,269 and $21,355, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $27,151, $33,944, $10,043 and $76, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   339,762   $ 1,889,391    869,379   $ 9,079,143
Issued on reinvestment of
 distributions................       449         2,705     60,778       399,920
Repurchased...................  (688,352)   (4,041,641)  (651,905)   (5,966,032)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......  (348,141)  $(2,149,545)   278,252   $ 3,513,031
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   249,973   $ 1,513,934    938,685   $ 9,742,013
Issued on reinvestment of
 distributions................       414         2,490     41,091       268,328
Repurchased...................  (469,091)   (2,766,353)  (349,402)   (3,131,189)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......  (218,704)  $(1,249,929)   630,374   $ 6,879,152
                                ========   ===========   ========   ===========






                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS C                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   240,773   $ 1,338,143    277,166   $ 2,892,984
Issued on reinvestment of
 distributions................       106           548     14,440        94,723
Repurchased...................  (153,701)     (902,679)  (119,522)   (1,126,060)
                                --------   -----------   --------   -----------
Net increase..................    87,178   $   436,012    172,084   $ 1,861,647
                                ========   ===========   ========   ===========

                                    FOR THE PERIOD
                                    APRIL 30, 1998
                                    (COMMENCEMENT)
                                 TO DECEMBER 31, 1998
                                ----------------------
ADVISOR CLASS                    SHARES      AMOUNT
-------------                   --------   -----------
Sold..........................    14,503   $    95,403
Issued on reinvestment of
 distributions................         9            54
Repurchased...................    (1,013)       (5,000)
                                --------   -----------
Net increase..................    13,499   $    90,457
                                ========   ===========

5. SUBSEQUENT EVENT

     The Malaysian Government announced on February 4, 1999, a new policy regarding repatriation of proceeds received from the sale of Malaysian securities. Under the new policy, which goes into effect February 15, 1999, repatriation will no longer be blocked; instead the new policy provides for a graduated levy. The levy will range from zero to thirty percent of proceeds, depending on the holding period and the time of repatriation.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Developing Nations Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IDNF123198

December 31, 1998

IVY
INTERNATIONAL
FUND II

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

IVY FUNDS(R)

MARKET COMMENTARY

Ivy International Fund II seeks to provide investors with a diversified portfolio of large-capitalization foreign stocks. Investments are chosen for the Fund using a disciplined value approach that concentrates on long-term earnings projections, asset values, and cash-flow generation-criteria that were ignored by investors in 1998. In our view, this disregard for future earnings potential and value caused large-cap international funds to underperform their international growth fund counterparts by approximately eight percentage points (Source: Morningstar). Within this difficult environment for value investors, the Ivy International Fund II finished the year with a positive return of 6.63% for the twelve months ended December 31, 1998.(For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

Several investment trends have been in place for at least the past five years, and many investors have positioned their portfolios as if these trends will continue indefinitely. Investors now seem to believe that US equities will outperform everything else; emerging market investments will lose money; commodity prices will never recover; value investing is dead; and large-cap stocks will outperform small caps. We believe these trends have not only accelerated, but were exaggerated in 1998. Extreme swings in worldwide markets in 1998 indicate how quickly sentiment can turn from greed to fear and back again. Global financial market turmoil drove investors to safe havens, shunning anything that looked risky, investing close to home in large-cap defensive stocks, and not paying much attention to valuation.

We believe the world's central banks most likely averted a global recession in 1999 as a result of their concerted easing of interest rates world wide during the past several months. In Europe, the advent of a single currency zone has sparked a wave of corporate restructuring efforts that are leading to attractive investment opportunities in Europe. Throughout 1998, the Fund maintained a 60% to 70% weighting in Europe. The Fund has also maintained its exposure to Asia (approximately 21% of assets) and Latin America (approximately 5% of assets). According to our research, Asia's export engines are back at work, and economic growth in the region should resume in the second half of 1999. Despite the turmoil in these two regions, we continue to believe that over the next several years Asia and Latin America will resume their positions as high-growth economies and should contribute favorably to overall portfolio returns.

As calm returns to financial markets and the risk aversion of the past year eases, we expect that the traditional analytical tools for stock selection should begin working once again. The valuation discrepancies that now exist between domestic and foreign equities, large- and small-cap stocks, growth and value disciplines, and developed and emerging markets should begin to narrow as investors become more willing to accept greater risk in exchange for what we expect should be higher returns.

This past year has reinforced the need for a disciplined approach to investing. We remain committed to value management. Within this context we are flexible, not dogmatic. While we cannot say for certain, we believe that this patient, long-term approach should provide solid investment returns to the Fund's shareholders over time.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (5/97)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY INTERNATIONAL FUND II
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy International Fund II was up 6.63%. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index was up 20.00% for the same period. The primary reason for the Fund's underperformance was its Asian and emerging market content. Unlike the Fund, which is actively managed, EAFE is an unmanaged index. As a result of the 1998 sell-off in Asia, the Asian weighting of the index was reduced and not rebalanced back to its original value. Our research indicated that the sell-off in Asia caused many stocks, which were once considered expensive, to now represent good long-term value. As a result, the Fund's weighting in Asia was maintained.

The Lipper Average International Fund represents the performance of the average international fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                  Class A(1)                 Class B(2) & C(3)
                                                                                           Advisor Class(4)       CLASS I(5)
 IVY INTERNATIONAL FUND II       w/        w/o                                               w/        w/o       w/        w/o
 AVERAGE ANNUAL                Reimb.    Reimb.           w/                  w/o          Reimb.    Reimb.    Reimb.    REIMB.
 TOTAL RETURN                                           Reimb.              Reimb.
 FOR PERIODS ENDING                                  w/        w/o       w/        w/o
 DECEMBER 31, 1998                                  CDSC      CDSC      CDSC      CDSC
                                                     B:        B:        B:        B:
                                                    .84%      5.84%     .71%      5.71%
                                                     C:        C:        C:        C:
 1 year                         .50%      .37%      4.79%     5.79%     4.66%     5.66%      n/a       n/a       n/a       n/a
                                                     B:        B:        B:        B:
                                                   (5.81%)   (3.45%)   (5.89%)   (3.52%)
                                                     C:        C:        C:        C:
 Since Inception(6)            (6.12%)   (6.20%)     n/a     (3.48%)     n/a     (3.56%)   (.15%)    (.24%)      n/a       n/a

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.
(6)Class A, Class B and Class C commenced operations May 13, 1997, Advisor Class commenced operations February 23, 1998.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy International Fund II will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

       EQUITY SECURITIES -- 96.19%           SHARES        VALUE
-----------------------------------------
AFRICA -- 1.51%
-----------------------------------------
SOUTH AFRICA -- 1.51%
Anglo American Corporation of South
  Africa Ltd.............................      19,900   $    560,876
Liberty Life Association of Africa
  Limited................................      29,000        399,312
Nampak Limited...........................     100,948        153,585
Rembrandt Group Ltd......................      68,484        419,103
South African Breweries Ltd..............      40,841        688,017
                                                        ------------
                                                           2,220,893
                                                        ------------
ASIA/PACIFIC -- 20.59%
-----------------------------------------
AUSTRALIA -- 3.38%
Australia & New Zealand Banking Group
  Ltd....................................     201,700      1,321,273
Broken Hill Proprietary Company Limited..     139,200      1,026,179
National Australia Bank Ltd..............      51,600        778,575
Pacific Dunlop Limited...................     457,520        740,849
Westpac Banking Corp. Ltd................     164,000      1,098,454
                                                        ------------
                                                           4,965,330
                                                        ------------
HONG KONG -- 2.51%
Cheung Kong Holdings Ltd.................     204,000      1,468,047
HSBC Holdings............................      43,800      1,091,180
New World Development Company Ltd........     164,000        412,804
Swire Pacific Ltd........................      82,000        367,289
Tsingtao Brewery Co. Ltd Series H(a).....     592,000         62,661
Wheelock & Company, Ltd..................     357,000        285,710
                                                        ------------
                                                           3,687,691
                                                        ------------
JAPAN -- 4.82%
Canon Inc................................      62,000      1,327,434
Fuji Photo Film ORD......................      37,000      1,377,701
Matsushita Electric Industrial Co........      87,000      1,541,828
Sharp Corp...............................     134,000      1,210,551
Sony Corp................................      22,200      1,619,783
                                                        ------------
                                                           7,077,297
                                                        ------------
MALAYSIA(B) -- 2.23%
Arab Malaysian Corporation(a)............     225,000         37,759
Berjaya Sports Toto Bhd..................     202,000        220,110
Genting Berhad...........................     239,000        453,276
Perusahaan Otomobil Nasional Berhad......     752,000        994,023
Sime Darby Berhad........................   1,410,000      1,413,241
Sime UEP Properties Berhad...............     187,000        154,759
                                                        ------------
                                                           3,273,168
                                                        ------------
NEW ZEALAND -- 1.52%
Fletcher Challenge Building..............     253,123        391,783
Fletcher Challenge Energy................      85,488        162,575
Fletcher Challenge Forestry..............     320,042        106,511
Fletcher Challenge Paper.................     160,540        107,704
Telecom Corp. of New Zealand Ltd.........     170,000        740,882
Tourism Holdings Limited(a)..............     872,827        714,671
                                                        ------------
                                                           2,224,126
                                                        ------------
PHILIPPINES -- .22%
Benpres Holdings Corporation GDR(a)......     109,900        329,700
                                                        ------------
SINGAPORE -- 5.91%
Clipsal Industries Ltd...................     377,000        377,000
DBS Land Limited.........................     305,000        449,193
Elec & Eltek International Co. Ltd.......     147,300        795,420
Fraser & Neave Ltd ORD...................     285,000        832,567
Jardine Matheson Holdings Ltd............     219,600        566,568
Jardine Strategic Holdings Ltd...........     378,000        548,100
Overseas Union Bank Ltd..................     388,000      1,693,134
Singapore Airlines Ltd...................     346,000      2,537,398
United Overseas Bank Ltd.................     137,000        880,144
                                                        ------------
                                                           8,679,524
                                                        ------------

-----------------------------------------
            EQUITY SECURITIES                SHARES        VALUE
EUROPE -- 69.47%
-----------------------------------------
DENMARK -- 2.37%
Den Danske Bank..........................      10,200   $  1,370,290
Kapital Holding..........................       9,185        454,607
Unidanmark A/S...........................      18,400      1,662,386
                                                        ------------
                                                           3,487,283
                                                        ------------
FINLAND -- 2.72%
Stora Enso OY -- R Shares................     218,569      1,968,433
Rauma OY.................................      72,700      1,062,511
UPM -- Kymmene Corp......................      34,179        958,550
                                                        ------------
                                                           3,989,494
                                                        ------------
FRANCE -- 13.07%
Alcatel..................................       9,600      1,175,508
Banque Nationale de Paris................      17,900      1,474,681
Compagnie Financiere de Paribas..........      17,800      1,547,699
Compagnie Generale des Etablissements
  Michelin...............................      30,000      1,200,320
Elf Aquitaine S.A........................      12,904      1,492,297
Galeries Lafayette.......................         840        902,254
Groupe Danone............................       4,900      1,403,507
Pernod-Ricard............................      28,100      1,826,045
Peugeot Citroen..........................      10,820      1,675,490
Schneider S.A............................      18,709      1,135,400
Societe Generale.........................       7,800      1,263,693
Societe Generale d'Entreprises S.A.......      13,500        633,189
Suez Lyonnaise des Eaux..................       9,664      1,986,082
Total S.A. ADR...........................      29,600      1,472,600
                                                        ------------
                                                          19,188,765
                                                        ------------
GERMANY -- 4.78%
DaimlerChrysler AG.......................      11,055      1,098,514
Deutsche Lufthansa AG....................      81,400      1,805,875
Merck KGaA...............................      44,630      2,009,727
Volkswagen AG............................      26,040      2,107,559
                                                        ------------
                                                           7,021,675
                                                        ------------
IRELAND -- 1.03%
Bank of Ireland..........................      68,626      1,508,316
                                                        ------------
ITALY -- 3.63%
Banco Popolare di Milano.................     167,000      1,519,201
Fiat S.p.A...............................     453,200      1,577,646
Gucci Group..............................      47,000      2,228,950
                                                        ------------
                                                           5,325,797
                                                        ------------
NETHERLANDS -- 7.30%
ABN Amro Bank............................      24,685        519,568
Akzo Nobel NV............................      29,604      1,348,743
Fortis Amev NV...........................      30,645      2,540,866
Hunter Douglas NV........................      29,500        977,744
ING Groep NV.............................      28,800      1,757,157
Koninklijke (Royal) Philips Electronics
  NV.....................................      28,158      1,890,536
Unilever NV ADR..........................      20,400      1,691,925
                                                        ------------
                                                          10,726,539
                                                        ------------
NORWAY -- .75%
Norsk Hydro Sponsored ADR................      32,300      1,104,256
                                                        ------------
PORTUGAL -- 1.49%
Lusomundo -- SGPS S.A. Preferred Shares..      55,021        638,104
Portugal Telecom S.A. ADR................      34,900      1,557,412
                                                        ------------
                                                           2,195,516
                                                        ------------
SPAIN -- 4.56%
Endesa S.A. -- Sponsored ADR.............      64,900      1,752,300
Repsol S.A. -- Sponsored ADR.............      36,800      2,010,200
Telefonica S.A. ADR......................      21,624      2,927,349
                                                        ------------
                                                           6,689,849
                                                        ------------

DECEMBER 31, 1998

            EQUITY SECURITIES                SHARES        VALUE
-----------------------------------------
SWEDEN -- 4.95%
AssiDoman AB.............................      46,749   $    738,245
Electrolux AB............................     105,000      1,807,097
Investor AB "B" Shares...................      33,400      1,508,153
S.K.F. AB Series "B".....................      87,100      1,015,472
Trelleborg AB "B" Free Shares............      80,600        656,292
Volvo AB B Shares........................      67,483      1,548,550
                                                        ------------
                                                           7,273,809
                                                        ------------
SWITZERLAND -- 7.41%
Compagnie Financiere Richemont AG........       1,300      1,838,102
Holderbank Financiere Glaris AG..........       1,527      1,807,743
Nestle AG Registered.....................         998      2,172,595
Novartis AG..............................       1,000      1,965,807
SGS Societe Generale de Surveillance
  Holding SA.............................       1,300      1,273,042
Swatch Group, The AG.....................       2,940      1,819,463
                                                        ------------
                                                          10,876,752
                                                        ------------
UNITED KINGDOM -- 15.41%
BP Amoco plc.............................     108,000      1,611,822
Barclays plc.............................      41,506        892,915
Barclays plc ADR.........................         500         45,000
Billiton plc.............................     647,200      1,286,789
British Airways plc......................     218,000      1,476,222
Cadbury Schweppes plc....................      82,635      1,407,877
Corporate Services Group Plc.............     485,000      1,222,518
Diageo plc...............................     156,463      1,758,482
Gallaher Group plc.......................     359,000      2,432,520
Hanson plc ADR...........................      50,400      1,965,600
Imperial Chemical Industries plc.........     126,660      1,093,724
National Westminster Bank plc............      66,662      1,284,363
Next plc.................................     223,000      1,810,613
Rio Tinto plc............................     104,200      1,203,173
Shell Transport & Trading Co.............     308,040      1,886,061
Tate & Lyle plc..........................     223,000      1,242,941
                                                        ------------
                                                          22,620,620
                                                        ------------
LATIN AMERICA -- 4.62%
-----------------------------------------
ARGENTINA -- 1.15%
Telecom Argentina S.A. Sponsored ADR.....      18,000        495,000
Telefonica De Argentina S.A..............      18,600        519,637
YPF S.A. Sponsored ADR...................      24,000        670,500
                                                        ------------
                                                           1,685,137
                                                        ------------
BRAZIL -- 2.62%
Centrais Electricas Brasileiras S.A
  Preferred (Electrobras)................  24,400,000        468,532
Centrais Geradoras do Sul do Brasil S.A
  Preferred(a)...........................  18,400,000         22,844
Companhia Vale do Rio Doce Preferred.....      53,000        679,938
Petroleo Brasileiro S.A. Preferred
  (Petrobras)............................   4,000,000        453,568
Telecomunicacoes Brasileiras S.A.
  Sponsored ADR Preferred Block(a).......      30,600      2,224,238
                                                        ------------
                                                           3,849,120
                                                        ------------

-----------------------------------------
            EQUITY SECURITIES                SHARES        VALUE
CHILE -- .85%
A.F.P Provida S.A. Sponsored ADR.........      23,900   $    321,156
Cia de Telecomunicaciones de Chile S.A
  Sponsored ADR..........................      18,200        376,512
Empresa Nacional de Electricidad S.A.....      16,900        192,238
Vina Concha y Toro S.A. ADR..............      14,000        362,250
                                                        ------------
                                                           1,252,156
                                                        ------------
TOTAL INVESTMENTS -- 96.19% (Cost --
  $145,925,456)(Cost on Federal
    income tax basis -- $146,205,488)....                141,252,813
OTHER ASSETS, LESS
  LIABILITIES -- 3.81%...................                  5,596,458
                                                        ------------
NET ASSETS -- 100%.......................               $146,849,271
                                                        ============

ADR  --  American Depository Receipt
GDR  --  Global Depository Receipt
NV   --  Non-voting
ORD  --  Ordinary

(a) Non-income producing security
(b) As of September 1, 1998, the repatriation of proceeds received from the sale of these securities has been blocked until at least September 1, 1999. These securities are considered
    illiquid and are being fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.
OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $ 18,712,322
    Gross unrealized depreciation....................    (23,384,965)
                                                        ------------
        Net unrealized depreciation for financial
          statement purposes.........................     (4,672,643)
    Less: tax basis adjustments......................       (280,032)
                                                        ------------
        Net unrealized depreciation for Federal
          income tax purposes........................   $ (4,952,675)
                                                        ============
Purchases and sales of securities other than short-term obligations aggregated $67,616,207 and $21,397,235, respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $145,925,456).....  $141,252,813
Cash........................................................     5,605,403
Receivables
  Fund shares sold..........................................       646,520
  Dividends and interest....................................       347,347
  Manager for expense reimbursement.........................        30,400
Deferred organization expenses..............................        43,288
Other assets................................................         8,698
                                                              ------------
    Total assets............................................   147,934,469
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................       758,977
  Management fee............................................       122,179
  12b-1 service and distribution fees.......................       106,160
  Other payables to related parties.........................        56,125
Accrued expenses............................................        41,757
                                                              ------------
    Total liabilities.......................................     1,085,198
                                                              ------------
NET ASSETS..................................................  $146,849,271
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($24,993,436/2,637,301 shares outstanding)................  $       9.48
                                                              ============
Maximum offering price per share ($9.48 x 100/94.25)*.......  $      10.06
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($80,937,726/8,591,776 shares outstanding)..........  $       9.42
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($40,407,741/4,290,013 shares outstanding)..........  $       9.42
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($510,368/53,816 shares outstanding)................  $       9.48
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $157,846,048
  Accumulated net realized loss on investments and foreign
    currency transactions...................................    (6,333,113)
  Accumulated net investment loss...........................        (2,637)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................    (4,661,027)
                                                              ------------
NET ASSETS..................................................  $146,849,271
                                                              ============

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum contingent deferred sales charge of 5%.
*** Subject to a maximum contingent deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $265,683 foreign taxes withheld.........               $  3,240,854
  Interest..................................................                    320,212
                                                                           ------------
                                                                              3,561,066
                                                                           ------------
EXPENSES
  Management fee............................................  $1,356,028
  Transfer agent............................................     316,274
  Administrative services fee...............................     135,329
  Custodian fees............................................     130,009
  Blue Sky fees.............................................      30,125
  Auditing and accounting fees..............................      27,311
  Shareholder reports.......................................      37,120
  Amortization of organization expenses.....................      13,337
  Fund accounting...........................................     101,019
  Trustees' fees............................................       8,471
  12b-1 service and distribution fees.......................   1,175,139
  Legal.....................................................      22,752
  Other.....................................................      42,805
                                                                           ------------
                                                                              3,395,719
  Expenses reimbursed by Manager............................                   (186,536)
                                                                           ------------
    Net expenses............................................                  3,209,183
                                                                           ------------
NET INVESTMENT INCOME.......................................                    351,883
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................                 (6,356,123)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................                  8,408,731
                                                                           ------------
    Net gain on investment transactions.....................                  2,052,608
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $  2,404,491
                                                                           ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                                FOR THE       MAY 13, 1997
                                                               YEAR ENDED    (COMMENCEMENT)
                                                              DECEMBER 31,   TO DECEMBER 31,
                                                              ------------   ---------------
                                                                  1998            1997
                                                              ------------   ---------------
INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $    351,883    $   (219,499)
  Net realized (loss) gain on investments and foreign
    currency transactions...................................    (6,356,123)        507,375
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     8,408,731     (13,069,758)
                                                              ------------    ------------
        Net increase (decrease) resulting from operations...     2,404,491     (12,781,882)
                                                              ------------    ------------
CLASS A DISTRIBUTIONS
  From net investment income................................      (201,553)             --
  From net realized gain....................................       (50,056)             --
                                                              ------------    ------------
        Total distributions to Class A shareholders.........      (251,609)             --
                                                              ------------    ------------
CLASS B DISTRIBUTIONS
  From net investment income................................      (108,829)             --
  From net realized gain....................................      (162,528)             --
                                                              ------------    ------------
        Total distributions to Class B shareholders.........      (271,357)             --
                                                              ------------    ------------
CLASS C DISTRIBUTIONS
  From net investment income................................       (34,675)             --
  From net realized gain....................................       (81,212)             --
                                                              ------------    ------------
        Total distributions to Class C shareholders.........      (115,887)             --
                                                              ------------    ------------
ADVISOR CLASS DISTRIBUTIONS
  From net investment income................................        (6,205)             --
  From net realized gain....................................        (1,005)             --
                                                              ------------    ------------
        Total distributions to Advisor Class shareholders           (7,210)             --
                                                              ------------    ------------
Fund share transactions (Note 4)
  Class A...................................................     8,457,795      18,898,090
  Class B...................................................    26,171,167      60,033,750
  Class C...................................................    13,054,497      30,777,875
  Advisor Class.............................................       479,551              --
                                                              ------------    ------------
    Net increase resulting from Fund share transactions.....    48,163,010     109,709,715
                                                              ------------    ------------
TOTAL INCREASE IN NET ASSETS................................    49,921,438      96,927,833

NET ASSETS
  Beginning of period.......................................    96,927,833              --
                                                              ------------    ------------
  END OF PERIOD.............................................  $146,849,271    $ 96,927,833
                                                              ============    ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

[CAPTION]

                                                                              FOR THE PERIOD
                                                                FOR THE        MAY 13, 1997
                                                               YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
CLASS A                                                       ------------    ---------------
SELECTED PER SHARE DATA                                          1998             1997
                                                                -------           -------
Net asset value, beginning of period........................    $  8.98           $ 10.01
                                                                -------           -------
  Income (loss) from investment operations
  Net investment income (a).................................        .08                --(e)
  Net realized and unrealized gain (loss) on investment
    transactions............................................        .52             (1.03)(e)
                                                                -------           -------
    Total from investment operations........................        .60             (1.03)
                                                                -------           -------
Less distributions
  From net investment income................................        .08                --
  From net realized gain....................................        .02                --
                                                                -------           -------
    Total distributions.....................................        .10                --
                                                                -------           -------
Net asset value, end of period..............................    $  9.48           $  8.98
                                                                =======           =======
Total return (%)............................................       6.63(b)         (10.29)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $24,993           $16,202
Ratio of expenses to average net assets
  With expense reimbursement (%)............................       1.74              1.80(d)
  Without expense reimbursement (%).........................       1.88              2.11(d)
Ratio of net investment income to average net
  assets(%)(a)..............................................        .80               .12(d)
Portfolio turnover rate (%).................................         16                10

[CAPTION]

                                                                              FOR THE PERIOD
                                                                FOR THE        MAY 13, 1997
                                                               YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
CLASS B                                                       ------------    ---------------
SELECTED PER SHARE DATA                                          1998             1997
                                                                -------           -------
Net asset value, beginning of period........................    $  8.93           $ 10.01
                                                                -------           -------
  Income (loss) from investment operations
  Net investment income (loss) (a)..........................        .01              (.02)(e)
  Net realized and unrealized gain (loss) on investment
    transactions............................................        .51             (1.06)(e)
                                                                -------           -------
    Total from investment operations........................        .52             (1.08)
                                                                -------           -------
  Less distributions
  From net investment income................................        .01                --
  From net realized gain....................................        .02                --
                                                                -------           -------
    Total distributions.....................................        .03                --
                                                                -------           -------
Net asset value, end of period..............................    $  9.42           $  8.93
                                                                =======           =======
Total return(%).............................................       5.84(b)         (10.29)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $80,938           $53,652
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       2.49              2.63(d)
  Without expense reimbursement(%)..........................       2.63              2.94(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................        .05              (.71)(d)
Portfolio turnover rate(%)..................................         16                10

    The accompanying notes are an integral part of the financial statements.

[CAPTION]

                                                                              FOR THE PERIOD
                                                                FOR THE        MAY 13, 1997
                                                               YEAR ENDED     (COMMENCEMENT)
                                                              DECEMBER 31,    TO DECEMBER 31,
CLASS C                                                       ------------    ---------------
SELECTED PER SHARE DATA                                          1998             1997
                                                                -------           -------
Net asset value, beginning of period........................    $  8.93           $ 10.01
                                                                -------           -------
  Income (loss) from investment operations
  Net investment income (loss) (a)..........................        .01              (.02)(e)
  Net realized and unrealized gain (loss) on investment
    transactions............................................        .51             (1.06)(e)
                                                                -------           -------
    Total from investment operations........................        .52             (1.08)
                                                                -------           -------
  Less distributions
  From net investment income................................        .01                --
  From net realized gain....................................        .02                --
                                                                -------           -------
    Total distributions.....................................        .03                --
                                                                -------           -------
Net asset value, end of period..............................    $  9.42           $  8.93
                                                                =======           =======
Total return(%).............................................       5.79(b)         (10.79)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $40,408           $27,074
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       2.52              2.63(d)
  Without expense reimbursement(%)..........................       2.66              2.94(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................        .03              (.71)(d)
Portfolio turnover rate(%)..................................         16                10

[CAPTION]

                                                                 FOR THE PERIOD
                                                                FEBRUARY 23, 1998
                                                                 (COMMENCEMENT)
                                                                 TO DECEMBER 31,
ADVISOR CLASS                                                   -----------------
SELECTED PER SHARE DATA                                               1998
                                                                     -------
Net asset value, beginning of period........................         $  9.63
                                                                     -------
  Loss from investment operations
  Net investment income(a)..................................             .11
  Net realized and unrealized loss on investment
    transactions............................................            (.13)
                                                                     -------
    Total from investment operations........................            (.02)
                                                                     -------
  Less distributions
  From net investment income................................             .11
  From net realized gain....................................             .02
                                                                     -------
    Total distributions.....................................             .13
                                                                     -------
Net asset value, end of period..............................         $  9.48
                                                                     =======
Total return(%)(c)..........................................            (.15)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................         $   510
Ratio of expenses to average net assets
  With expense reimbursement(%)(d)..........................            1.32
  Without expense reimbursement(%)(d).......................            1.45
Ratio of net investment income to average net
  assets(%)(a)(d)...........................................            1.23
Portfolio turnover rate(%)..................................              16

       Net investment income is net of expenses reimbursed by
(a)    Manager.
(b)    Total return does not reflect a sales charge.
       Total return represents aggregate total return and does not
(c)    reflect a sales charge.
(d)    Annualized.
(e)    Based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy International Fund II (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $3,273,168 (2.23% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998, the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $3,506,537. These dividends were subject to foreign withholding tax in the amount of $265,683. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax basis capital loss carryforward of approximately $5,002,000 as of December 31, 1998, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.50% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $31,171.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class and Class I. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $59,094, $738,981 and $377,064, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $52,816, $167,993, $95,012 and $453, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                 YEAR ENDED                   YEAR ENDED
                              DECEMBER 31, 1998           DECEMBER 31, 1997
                          -------------------------   --------------------------
CLASS A                     SHARES        AMOUNT        SHARES         AMOUNT
-------                   ----------   ------------   -----------   ------------
Sold....................   3,061,303   $ 29,570,905     3,012,394   $ 30,130,174
Issued on reinvestment
 of distributions.......      15,261        144,365            --             --
Repurchased.............  (2,243,793)   (21,257,475)   (1,207,864)   (11,232,084)
                          ----------   ------------   -----------   ------------
Net increase............     832,771   $  8,457,795     1,804,530   $ 18,898,090
                          ==========   ============   ===========   ============

                                 YEAR ENDED                   YEAR ENDED
                              DECEMBER 31, 1998           DECEMBER 31, 1997
                          -------------------------   --------------------------
CLASS B                     SHARES        AMOUNT        SHARES         AMOUNT
-------                   ----------   ------------   -----------   ------------
Sold....................   4,025,742   $ 39,206,826     6,385,899   $ 63,560,068
Issued on reinvestment
 of distributions.......      10,410         97,963            --             --
Repurchased.............  (1,449,615)   (13,133,622)     (380,660)    (3,526,318)
                          ----------   ------------   -----------   ------------
Net increase............   2,586,537   $ 26,171,167     6,005,239   $ 60,033,750
                          ==========   ============   ===========   ============












                                 YEAR ENDED                   YEAR ENDED
                              DECEMBER 31, 1998           DECEMBER 31, 1997
                          -------------------------   --------------------------
CLASS C                     SHARES        AMOUNT        SHARES         AMOUNT
-------                   ----------   ------------   -----------   ------------
Sold....................   2,507,595   $ 24,353,309     3,698,302   $ 36,867,171
Issued on reinvestment
 of distributions.......       2,941         27,679            --             --
Repurchased.............  (1,251,137)   (11,326,491)     (667,688)    (6,089,296)
                          ----------   ------------   -----------   ------------
Net increase............   1,259,399   $ 13,054,497     3,030,614   $ 30,777,875
                          ==========   ============   ===========   ============

                               FOR THE PERIOD
                              FEBRUARY 23, 1998
                               (COMMENCEMENT)
                            TO DECEMBER 31, 1998
                          -------------------------
ADVISOR CLASS               SHARES        AMOUNT
-------------             ----------   ------------
Sold....................     153,684   $  1,513,323
Issued on reinvestment
 of distributions.......         442          4,188
Repurchased.............    (100,310)    (1,037,960)
                          ----------   ------------
Net increase............      53,816   $    479,551
                          ==========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy International Fund II (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period May 13, 1997 (commencement of operations) through December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IIF2123198

December 31, 1998

IVY
PAN-EUROPE
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS(R)

Market Commentary

We are optimistic about the prospects for European markets. The formal announcement of the Economic and Monetary Union's (EMU) 11 founding members at a special summit held last May and the advent of the single European currency, the euro, marked the beginning of a new era for the continental economies. We expect a number of the EMU-related trends that drove equity performance in 1998 to gain momentum in 1999. Within this environment, the Ivy Pan-Europe Fund was up 6.72% for the twelve months ended December 31, 1998. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

According to our research, continental Europe's economic recovery gathered steam in 1998, fueled by lower interest rates and strong exports. In the second half of the year, consumer spending accelerated as consumer confidence increased. In 1999, growth should remain strong, although slightly lower than in 1998. While exports remain important to Europe's overall health, we expect consumer demand to drive the second phase of the economic expansion. Consumers in the 11 "Euroland" countries should benefit from increased disclosure and lower prices in Europe's new competitive environment.

According to our research, European merger and acquisition activity reached an all-time high of over $630 billion in 1998. In our view, the current wave of restructuring and consolidation is likely to continue in 1999 as a result of EMU. A US-style focus on improving economies of scale, disposing of noncore assets, and eliminating excess fat from cost structures has spread throughout corporate Europe. We believe that this will result in increased profitability and contribute to strong earnings growth over the next three to five years, much as it has in the US over the last five years.

The Ivy Pan-Europe Fund's positioning reflects Ivy's value orientation. While overall valuation levels in Europe have risen over the past 12 months, we believe many countries and sectors continue to represent compelling investment opportunities. Our research has uncovered undervalued companies in France and Sweden, where restructuring benefits are only just becoming visible. Also, the UK, which is more advanced in the economic cycle than the continental economies, has set the stage for rate cuts next year. Combined with a weaker currency, we believe these rate cuts should prevent the recently anticipated recession from taking place. In our view, the UK is among the most attractive economies in the developed world and offers considerable upside potential.

Also in keeping with our value style, the Ivy Pan-Europe Fund's portfolio is overweight in industrial and consumer cyclical stocks. While these economically sensitive sectors did not fare as well as more defensive sectors in 1998, such as pharmaceuticals and telecommunications, our research indicates that investors have factored in the most pessimistic scenario into the various stock prices. As fears of a global recession subside, we believe that in the future value stocks will outperform their pricier counterparts in other sectors.

It appears that economies across the continent are poised to reap the benefits of pre-EMU fiscal adjustments and lower rates. And after three or four years of uncertainty, consumer confidence is returning. We expect that 1999 will be another good year for European equity markets as the recovery broadens and EMU-related trends gather momentum.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (5/97)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY PAN-EUROPE FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy Pan-Europe Fund returned 6.72%. The Morgan Stanley Capital International (MSCI) Europe Index returned 24.50% for the same period. The Fund's underperformance relative to the index is attributed to the "large-cap effect"--as European markets rallied in 1998, investors focused on the largest-cap issues, which contributed to a significant divergence in performance. A similar phenomenon took place in the US--the strength of the US market was derived primarily from the largest, most liquid stocks and certain isolated sectors such as technology. In Europe, as in other parts of the world, investors shunned value stocks in favor of growth stocks as part of a flight to quality.

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY PAN-EUROPE FUND                               Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                        .98%      5.98%    (2.11%)    2.75%
                                                                         C:        C:        C:        C:
 1 year                                             .59%     (2.49%)    1.38%     2.38%     .76%      1.76%      n/a       n/a
                                                                         B:        B:        B:        B:
                                                                        4.54%     6.91%     .19%      2.45%
                                                                         C:        C:        C:        C:
 Since Inception(5)                                 3.71%    (3.92%)     n/a      2.38%      n/a      1.76%    (8.37%)  (11.98%)

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A and Class B commenced operations May 13, 1997; Class C commenced operations January 29, 1998; Advisor Class commenced operations March 23, 1998.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Pan-Europe Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

EQUITY SECURITIES -- 93.65%        SHARES     VALUE                         EQUITY SECURITIES                 SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------------------
AUSTRIA -- .46%
Bank Austria AG..................    266    $   16,266
Julius Meinl International AG....    722        13,534
                                            ----------
                                                29,800
                                            ----------
BELGIUM -- .96%
Solvay S.A. .....................    815        61,446
                                            ----------
CZECH REPUBLIC -- .12%
SPT Telekom A/S(a)...............    500         7,639
                                            ----------
DENMARK -- 3.93%
Jyske Bank A/S...................    687        66,627
Sydbank A/S......................  1,186        50,874
Unidanmark A/S...................  1,480       133,714
                                            ----------
                                               251,215
                                            ----------
FINLAND -- 5.09%
Pohjola Insurance Group B........  1,203        66,051
Stora Enso OYJ -- R Shares.......  16,643      149,887
UPM -- Kymmene Corp. ............  3,908       109,600
                                            ----------
                                               325,538
                                            ----------
FRANCE -- 15.93%
Alcatel..........................    500        61,224
Assurances Banque Populaire......    595        67,105
Banque Nationale de Paris........  1,889       155,624
Bongrain S.A. ...................    173        77,426
Bouygues.........................    522       107,652
Eurotunnel S.A.(a)...............  22,200       28,217
Eurotunnel S.A. Warrants(a)......  9,200           972
Groupe Danone....................    347        99,391
Scor.............................  2,248       148,699
Societe Generale.................    842       136,414
Usinor Sacilor...................  7,948        88,287
WEBS-France......................  2,200        47,575
                                            ----------
                                             1,018,586
                                            ----------
GERMANY -- 5.77%
BMW AG...........................     29        22,775
BMW AG -- New Shares(a)..........      3         2,302
DaimlerChrysler AG...............  1,208       120,037
Dyckerhoff AG....................    225        61,467
Dyckerhoff AG Preferred..........     75        20,939
Merck KGaA.......................  1,879        84,613
WEBS-Germany, WEBS-World Equity
  Benchmark Series...............  2,540        56,515
                                            ----------
                                               368,648
                                            ----------
HUNGARY -- .02%
BorsodChem GDR 144A..............     41         1,064
                                            ----------
ITALY -- 5.67%
Fiat S.p.A. .....................  21,610       75,227
Gucci Group......................  3,125       148,202
Safilo S.p.A. ...................  20,300      108,093
WEBS-Italy.......................  1,150        31,266
                                            ----------
                                               362,788
                                            ----------
NETHERLANDS -- 8.11%
Akzo Nobel NV....................  1,822        83,009
Fortis Amev NV...................    570        47,260
Hagemeyer NV.....................  1,558        56,951
ING Groep NV.....................    664        40,512
Koninklijke KPN NV...............  1,400        70,124
Koninklijke (Royal) Philips
  Electronics NV.................  2,138       143,546
Nedlloyd Groep NV................  2,965        40,288
WEBS-Netherlands.................  1,420        36,565
                                            ----------
                                               518,255
                                            ----------
NORWAY -- 2.83%
Bergesen.........................  2,820        32,572
Saga Petroleum ASA...............  7,916        72,212
Smedvig ASA-A Shares.............  9,050        76,023
                                            ----------
                                               180,807
                                            ----------
PORTUGAL -- 1.08%
Portugal Telecom S.A. ...........    530        24,301
Portugal Telecom S.A. ADR........  1,000        44,625
                                            ----------
                                                68,926
                                            ----------
RUSSIA -- .01%
LUKoil Holding Co. -- Sponsored
  ADR............................     30           482
                                            ----------
SPAIN -- 2.12%
Corp. Financiera Reunida, S.A.
  (COFIR)(a).....................  3,170    $   46,199
Telefonica S.A. .................    393        17,488
Telefonica S.A. ADR..............    532        72,079
                                            ----------
                                               135,766
                                            ----------
SWEDEN -- 6.91%
ABB AB -- B Shares...............  7,187        76,254
AssiDoman AB.....................  1,020        16,108
Astra AB "B" Shares..............  1,564        31,838
Electrolux AB....................  9,365       161,176
S.K.F. AB Series "B".............  6,116        71,305
Sandvik AB -- "B" Shares.........  1,006        17,376
Volvo AB B Shares................  2,954        67,786
                                            ----------
                                               441,843
                                            ----------
SWITZERLAND -- 10.86%
Compagnie Financiere Richemont
  AG.............................     43        60,799
Edipresse S.A. ..................    191        54,930
Fotolabo S.A. ...................    163        49,844
Georg Fischer AG Bearer..........    225        76,093
Holderbank Financiere Glaris
  AG.............................     46        54,457
Jelmoli Holding AG Bearer........     34        38,122
Nestle AG Registered.............     58       126,263
Pargesa Holding AG -- B Shares...     18        28,439
SGS Societe Generale de
  Surveillance Holding S.A. .....     45        44,067
Sulzer AG Registered.............    119        72,432
Swatch Group, (The) AG...........     80        49,509
WEBS-Switzerland.................  2,300        39,100
                                            ----------
                                               694,055
                                            ----------
UNITED KINGDOM -- 23.78%
Barclays PLC.....................  3,789        81,513
British Steel plc................  45,175       68,961
Cadbury Schweppes PLC............  5,240        89,275
Corporate Services Group PLC.....  37,950       95,659
Diageo PLC.......................  8,250        92,721
Gallaher Group PLC...............  21,890      148,323
HSBC Holdings plc................  2,980        81,164
Hanson plc.......................  19,550      154,586
Hanson plc Sponsored ADR.........    400        15,600
Hazelwood Foods PLC..............  13,660       30,341
Imperial Chemical Industries
  PLC............................  7,232        62,449
Jarvis Hotels PLC................  28,468       54,470
National Westminster Bank PLC....  1,921        37,012
Next PLC.........................  14,140      114,807
PizzaExpress PLC.................  3,877        51,927
Shell Transport & Trading Co. ...  11,422       69,934
Standard Chartered PLC...........  4,270        49,305
Tate and Lyle PLC................  14,300       79,704
Waterford Wedgwood PLC...........  52,744       43,000
WEBS-United Kingdom..............  4,860        99,326
                                            ----------
                                             1,520,077
                                            ----------
TOTAL INVESTMENTS -- 93.65%
  (Cost -- $6,420,202)(b)........            5,986,935
OTHER ASSETS, LESS
  LIABILITIES -- 6.35%...................      406,253
                                            ----------
NET ASSETS -- 100%.......................   $6,393,188
                                            ==========
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
NV -- Non-voting
WEBS -- World Equity Benchmark Series
(a) Non-income producing security
(b) Cost is the same for Federal income tax purposes.
OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation........   $  448,225
    Gross unrealized depreciation........     (881,492)
                                            ----------
        Net unrealized depreciation......   $ (433,267)
                                            ==========
Purchases and sales of securities other than
short-term obligations aggregated $6,889,311 and
$992,263, respectively, for the period ended December
31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $6,420,202).......  $5,986,935
Cash........................................................     399,326
Receivables
  Fund shares sold..........................................      68,319
  Dividends and interest....................................      16,123
  Manager for expense reimbursement.........................       2,157
Deferred organization expenses..............................      46,387
Other assets................................................       3,630
                                                              ----------
  Total assets..............................................   6,522,877
                                                              ----------
LIABILITIES
Payables
  Investments purchased.....................................      86,405
  Fund shares repurchased...................................       8,787
  Management fee............................................       5,107
  12b-1 service and distribution fees.......................       3,880
  Other payables to related parties.........................       3,754
Accrued expenses............................................      21,756
                                                              ----------
  Total liabilities.........................................     129,689
                                                              ----------
NET ASSETS..................................................  $6,393,188
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($1,861,822/165,222 shares outstanding)...................  $    11.27
                                                              ==========
Maximum offering price per share ($11.27 X 100/94.25)*......  $    11.96
                                                              ==========
CLASS B
Net asset value, offering price and redemption price** per
  share ($3,604,033/322,730 shares outstanding).............  $    11.17
                                                              ==========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($862,743/77,264 shares outstanding)................  $    11.17
                                                              ==========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($64,590/5,724 shares outstanding)..................  $    11.28
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $6,825,292
  Undistributed net realized gain on investments and foreign
    currency transactions...................................       1,210
  Accumulated net investment loss...........................        (541)
  Net unrealized depreciation on investments and foreign
    currency transactions...................................    (432,773)
                                                              ----------
NET ASSETS..................................................  $6,393,188
                                                              ==========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum contingent deferred sales charge of 5%.
*** Subject to a maximum contingent deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $8,167 foreign taxes withheld...........            $  90,489
                                                                        ---------
EXPENSES
  Management fee............................................  $43,978
  Transfer agent............................................    8,191
  Administrative services fee...............................    4,398
  Custodian fees............................................   80,601
  Blue Sky fees.............................................   26,696
  Auditing and accounting fees..............................   17,302
  Shareholder reports.......................................    2,963
  Amortization of organization expenses.....................   11,596
  Fund accounting...........................................   19,820
  Trustees' fees............................................    8,471
  12b-1 service and distribution fees.......................   30,283
  Legal.....................................................   22,140
  Other.....................................................    1,285
                                                                        ---------
                                                                          277,724
  Expenses reimbursed by Manager............................             (148,399)
  Fees paid indirectly......................................              (13,285)
                                                                        ---------
    Net expenses............................................              116,040
                                                                        ---------
NET INVESTMENT LOSS.........................................              (25,551)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                5,714
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................             (416,183)
                                                                        ---------
    Net loss on investment transactions.....................             (410,469)
                                                                        ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $(436,020)
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                                FOR THE       MAY 13, 1997
                                                               YEAR ENDED    (COMMENCEMENT)
                                                              DECEMBER 31,   TO DECEMBER 31,
                                                              ------------   ---------------
                                                                  1998            1997
                                                              ------------   ---------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................   $  (25,551)      $ (1,041)
  Net realized gain on investments and foreign currency
    transactions............................................        5,714          1,919
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................     (416,183)       (16,590)
                                                               ----------       --------
    Net decrease resulting from operations..................     (436,020)       (15,712)
                                                               ----------       --------
Distributions to shareholders from net realized gain
  Class A...................................................           --           (805)
  Class B...................................................           --            (42)
                                                               ----------       --------
    Total distributions to shareholders.....................           --           (847)
                                                               ----------       --------
Fund share transactions (Note 4)
  Class A...................................................    1,378,851        589,270
  Class B...................................................    3,813,765         72,520
  Class C...................................................      921,918             --
  Advisor Class.............................................       69,443             --
                                                               ----------       --------
    Net increase resulting from Fund share transactions.....    6,183,977        661,790
                                                               ----------       --------
TOTAL INCREASE IN NET ASSETS................................    5,747,957        645,231
NET ASSETS
  Beginning of period.......................................      645,231             --
                                                               ----------       --------
  END OF PERIOD.............................................   $6,393,188       $645,231
                                                               ==========       ========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                FOR THE         FOR THE PERIOD
                                                                  YEAR           MAY 13, 1997
CLASS A                                                          ENDED          (COMMENCEMENT)
                                                              DECEMBER 31,      TO DECEMBER 31,
                                                              ------------      ---------------
                                                                  1998               1997
SELECTED PER SHARE DATA                                       ------------      ---------------
Net asset value, beginning of period........................     $10.56             $10.02
                                                                 ------             ------
  Income from investment operations
  Net investment loss(a)....................................       (.01)(f)           (.02)
  Net realized and unrealized gain on investment
    transactions............................................        .72(f)             .58
                                                                 ------             ------
    Total from investment operations........................        .71                .56
                                                                 ------             ------
  Less distributions
  From net realized gain....................................         --                .02
                                                                 ------             ------
    Total distributions.....................................         --                .02
                                                                 ------             ------
Net asset value, end of period..............................     $11.27             $10.56
                                                                 ======             ======
Total return(%).............................................       6.72(d)            5.54(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $1,862             $  575
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................       2.49               2.20(c)
  Without expense reimbursement(%)..........................       5.86              28.41(c)
Ratio of net investment loss to average net assets(%)(a)....       (.12)              (.48)(c)
Portfolio turnover rate(%)..................................         25                  5

                                                                FOR THE         FOR THE PERIOD
                                                                  YEAR           MAY 13, 1997
CLASS B                                                          ENDED          (COMMENCEMENT)
                                                              DECEMBER 31,      TO DECEMBER 31,
                                                              ------------      ---------------
                                                                  1998               1997
SELECTED PER SHARE DATA                                       ------------      ---------------
Net asset value, beginning of period........................     $10.54             $10.02
                                                                 ------             ------
  Income from investment operations
  Net investment loss(a)....................................       (.01)(f)           (.03)
  Net realized and unrealized gain on investment
    transactions............................................        .64(f)             .56
                                                                 ------             ------
    Total from investment operations........................        .63                .53
                                                                 ------             ------
  Less distributions
  From net realized gain....................................         --                .01
                                                                 ------             ------
    Total distributions.....................................         --                .01
                                                                 ------             ------
Net asset value, end of period..............................     $11.17             $10.54
                                                                 ======             ======
Total return(%).............................................       5.98(d)            5.26(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $3,604             $   70
Ratio of expenses to average net assets(e)
  With expense reimbursement(%).............................       3.27               3.29(c)
  Without expense reimbursement(%)..........................       6.64              29.50(c)
Ratio of net investment loss to average net assets(%)(a)....       (.90)             (1.58)(c)
Portfolio turnover rate(%)..................................         25                  5

    The accompanying notes are an integral part of the financial statements.

                                                                   FOR THE PERIOD
                                                                  JANUARY 29, 1998
CLASS C                                                            (COMMENCEMENT)
                                                                  TO DECEMBER 31,
                                                                  ----------------
                                                                        1998
SELECTED PER SHARE DATA                                           ----------------
Net asset value, beginning of period........................           $10.91
                                                                       ------
  Income from investment operations
  Net investment loss(a)....................................             (.02)(f)
  Net realized and unrealized gain on investment
    transactions............................................              .28(f)
                                                                       ------
    Total from investment operations........................              .26
                                                                       ------
Net asset value, end of period..............................            11.17
                                                                       ======
Total return(%)(b)..........................................             2.38
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................           $  863
Ratio of expenses to average net assets(e)
  With expense reimbursement(%)(c)..........................             3.26
  Without expense reimbursement(%)(c).......................             6.63
Ratio of net investment loss to average net
  assets(%)(a)(c)...........................................             (.89)
Portfolio turnover rate(%)..................................               25

                                                                  FOR THE PERIOD
                                                                  MARCH 23, 1998
ADVISOR CLASS                                                     (COMMENCEMENT)
                                                                  TO DECEMBER 31,
                                                                  ---------------
                                                                       1998
SELECTED PER SHARE DATA                                           ---------------
Net asset value, beginning of period........................          $12.31
                                                                      ------
  Loss from investment operations
  Net investment loss(a)....................................            (.01)(f)
  Net realized and unrealized loss on investment
    transactions............................................           (1.02)(f)
                                                                      ------
    Total from investment operations........................           (1.03)
                                                                      ------
Net asset value, end of period..............................          $11.28
                                                                      ======
Total return(%)(b)..........................................           (8.37)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $   65
Ratio of expenses to average net assets(e)
  With expense reimbursement(%)(c)..........................            2.41
  Without expense reimbursement(%)(c).......................            5.78
Ratio of net investment loss to average net
  assets(%)(a)(c)...........................................            (.04)
Portfolio turnover rate(%)..................................              25

       Net investment loss is net of expenses reimbursed by
(a)    Manager.
       Total return represents aggregate total return and does not
(b)    reflect a sales charge.
(c)    Annualized
(d)    Total return does not reflect a sales charge.
       Total expenses include fees paid indirectly through an
(e)    expense offset arrangement.
(f)    Based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Pan-Europe Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998 the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $99,560. These dividends were subject to foreign withholding tax in the amount of $8,167. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities and non-deductible organization expenses. As a result, Net investment loss and Net realized gain on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the year ended December 31, 1998, custody fees were reduced by $13,285 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At December 31, 1998, MIMI owned 6.57% of the Fund's outstanding shares.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $5,032.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $4,454, $18,920 and $6,909, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.
     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $3,103, $3,695, $1,280 and $113, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                         YEAR ENDED             YEAR ENDED
                                     DECEMBER 31, 1998       DECEMBER 31, 1997
                                   ----------------------   -------------------
CLASS A                             SHARES      AMOUNT      SHARES     AMOUNT
-------                            --------   -----------   -------   ---------
Sold.............................   252,535   $ 3,085,553    81,901   $ 893,474
Issued on reinvestment of
 distributions...................        --            --        77         804
Repurchased......................  (141,799)   (1,706,702)  (27,492)   (305,008)
                                   --------   -----------   -------   ---------
Net increase.....................   110,736   $ 1,378,851    54,486   $ 589,270
                                   ========   ===========   =======   =========

                                         YEAR ENDED             YEAR ENDED
                                     DECEMBER 31, 1998       DECEMBER 31, 1997
                                   ----------------------   -------------------
CLASS B                             SHARES      AMOUNT      SHARES     AMOUNT
-------                            --------   -----------   -------   ---------
Sold.............................   445,347   $ 5,372,927     6,634   $  72,488
Issued on reinvestment of
 distributions...................        --            --         4          42
Repurchased......................  (129,254)   (1,559,162)       (1)        (10)
                                   --------   -----------   -------   ---------
Net increase.....................   316,093   $ 3,813,765     6,637   $  72,520
                                   ========   ===========   =======   =========














                                       FOR THE PERIOD
                                      JANUARY 29, 1998
                                       (COMMENCEMENT)
                                    TO DECEMBER 31, 1998
                                   ----------------------
CLASS C                             SHARES      AMOUNT
-------                            --------   -----------
Sold.............................   162,521   $ 1,904,211
Repurchased......................   (85,257)     (982,293)
                                   --------   -----------
Net increase.....................    77,264   $   921,918
                                   ========   ===========

                                       FOR THE PERIOD
                                       MARCH 23, 1998
                                       (COMMENCEMENT)
                                    TO DECEMBER 31, 1998
                                   ----------------------
ADVISOR CLASS                       SHARES      AMOUNT
-------------                      --------   -----------
Sold.............................     5,765   $    69,889
Repurchased......................       (41)         (446)
                                   --------   -----------
Net increase.....................     5,724   $    69,443
                                   ========   ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Pan-Europe Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period May 13, 1997 (commencement of operations) through December 31, 1997, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

DECEMBER 31, 1998

IVY
CHINA REGION
FUND

ANNUAL
REPORT

This report and the
financial statements
contained herein are
submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

IVY FUNDS(R)

MARKET COMMENTARY

The year ended December 31, 1998 was once again a volatile period for stock markets in the China region. Economic uncertainties emanating from continued problems in Asia, as well as in other parts of the world, dominated the region's financial markets during the first eight months. By August, skyrocketing interest rates and a major crisis of confidence drove the Hong Kong stock market to its lowest level in more than five years. During this period, the Ivy China Region Fund lost 44.00% of its value. In early September, however, a controversial move by the Hong Kong Monetary Authority to confront speculators head on proved to be very successful in stabilizing the equity market. This move addressed concerns that the Hong Kong dollar might be unpegged from the US dollar, and helped to restore investor confidence in the region. From September 1, 1998 through year-end, the Ivy China Region Fund gained 41.00% to finish with a loss of 20.60% for the twelve months ended December 31, 1998. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

   Although, in the short run, Hong Kong's stock market is heavily influenced by domestic interest rates, property prices, and consumer sentiment, we believe over the longer term that Hong Kong's fate will be tied to mainland China's growth. We continue to be impressed by China's gradualist approach to reform. China appears to be successfully managing a fine balance between maintaining economic growth and tackling longer-term structural problems.

   Preliminary government statistics indicate that China's economy grew 7.8% in 1998, and we expect it will grow close to that rate in 1999. China's government is using both fiscal and monetary tools to keep the economy growing. Lower interest rates would help stimulate domestic demand. In our view, an economic recovery in the rest of the region should help China's exports to recover and take the place of the government-induced investment spending of the past several quarters.

   According to our research, China's structural reforms are far-reaching and are steadily being implemented. Although the banking system is still weak, financial sector reforms of the past year, including the closing of several lending institutions and the passage of a new securities law, should result in a more transparent, better regulated system. Progress is also being made in regard to inefficiencies within the state sector. Other new legislation related to social welfare and liberalization of several key industries has been passed, and we believe more legislation will follow.

   We continue to believe that Hong Kong provides the best investment access to mainland China and, accordingly, at year-end approximately 63% of the Ivy China Region Fund was invested in Hong Kong. We believe good opportunities exist in the H-shares-Chinese companies that are listed and traded in Hong Kong.

   Although equity prices in the China region have recovered somewhat, they are still considerably below their all-time highs. The Hang Seng Index, for instance, would have to gain 63% before reaching its August 1997 high. According to our research, equity prices throughout the region are undervalued by most measures, especially considering that corporate earnings are depressed and should likely stage a recovery over the next few quarters. While there are no guarantees, we believe that declining interest rates and improving regional economies, combined with the gradual return of international investors, point to a much improved outlook for equity markets in the China region in 1999.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (10/93)
                            OF A $10,000 INVESTMENT

                                    (GRAPH)

IVY CHINA REGION FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998 the Ivy China Region Fund was down 20.60%. Hong Kong's Hang Seng Index was down 6.29% for the same period. The underperformance of the Fund can be directly attributed to its exposure to Chinese stocks (approximately 11% of its total assets), which significantly underperformed Hong Kong stocks in 1998.

The Lipper Average China Region Fund represents the performance of the average China fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The Hang Seng Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted.

The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY CHINA REGION FUND                             Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                      (24.99%)  (21.04%)  (25.47%)  (21.54%)
                                                                         C:        C:        C:        C:
 1 year                                           (25.13%)  (25.68%)  (21.81%)  (21.02%)  (22.47%)  (21.68%)     n/a       n/a
                                                                         B:        B:        B:        B:
                                                                      (11.63%)  (11.27%)  (11.99%)  (11.63%)
                                                                         C:        C:        C:        C:
 5 year                                           (11.68%)  (12.07%)     n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                       (8.55%)   (8.38%)   (8.93%)   (8.76%)
                                                                         C:        C:        C:        C:
 Since Inception(5)                                (8.76%)   (9.17%)     n/a    (13.93%)     n/a    (14.27%)  (19.56%)  (19.91%)

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A and Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 10, 1998.

Total returns were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy China Region Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

EQUITY SECURITIES -- 93.17%    SHARES         VALUE                      EQUITY SECURITIES                SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------------------
CHINA -- 12.89%
Anhui Expressway Co.
  Ltd......................    1,246,000   $   146,361
China Southern Airlines
  Company Limited(a).......      794,000        83,018
China Southern Glass
  Co. -- Class B(a)........      342,137        31,356
First Tractor Company
  Limited -- H Shares......      460,000       105,098
Guangdong Kelon Elec
  Holding..................      266,000       236,917
Hainan Airlines Co.,
  Ltd......................      350,000        72,100
Huaneng Power
  International, Inc.(a)...      200,000        70,995
Inner Mongolia Erdos
  Cashmere Products
  Co. -- Class B...........      681,000        88,530
Qinling Motors Company
  Ltd......................    1,900,000       333,547
Shanghai China
  International Travel
  Service Co., Ltd. - Class
  B........................      236,500        35,002
Shanghai Dazhong Taxi
  Company -- Class B(a)....      639,000       269,658
Shanghai Diesel Engine Co.
  Ltd. -- Class B..........      648,000        77,760
Shanghai Narcissus Electric
  Appliances Industrial
  Company Ltd. -- Class
  B(a).....................      467,500        32,725
Shanghai Posts &
  Telecommunications
  Equipment Co.
  Ltd. -- Class B(a).......      510,900       116,996
Shanghai Shangling Electric
  Appliances Co.
  Ltd. -- Class B(a).......      312,000        56,160
Shanghai Worldbest Co.,
  Ltd......................      432,000        64,800
Shenzhen Konka Electronics
  Group Limited -- Class
  B........................      260,000       131,225
Zhejiang Southeast Electric
  Power Co., Ltd -- Class
  B........................      289,393        60,773
Zhenhai Refining and
  Chemical Company
  Limited..................      200,000        30,721
                                           -----------
                                             2,043,742
                                           -----------
HONG KONG -- 63.05%
Asia Satellite
  Telecommunications
  Holdings Ltd.............      100,000       178,133
Asia Satellite
  Telecommunications
  Holdings Ltd. ADR........        4,000        70,000
CDL Hotels International
  Limited..................      840,000       215,773
CLP Holdings Limited.......       30,000       149,477
Cathay Pacific Airways.....      230,000       228,604
Cheung Kong Holdings
  Ltd......................      100,000       719,631
Cheung Kong Infrastructure
  Holdings.................      111,000       247,876
China Resources Enterprise
  Limited..................      168,000       262,397
China Travel International
  Investment Hong Kong
  Ltd......................      864,400       111,578
Citic Pacific Ltd..........       88,000       189,699
Cosco Pacific Limited......      220,000        91,584
Dao Heng Bank Group Ltd....      106,000       327,700
Founder Hong Kong Ltd......      417,600        92,716
Giordano Holdings Ltd......    1,246,000       233,212
Gold Peak Industries.......      983,000       275,980
Gold Peak Industries
  Warrants 2000(a).........      184,600        11,795
Guangdong Tannery Ltd......       39,950         1,341
Guangzhou Investment
  Company Ltd..............    1,310,000       130,205
HSBC Holdings..............       36,000       896,860
Hang Seng Bank.............       20,900       186,823
Hong Kong & China Gas
  Company Ltd..............      155,520       197,737
Hong Kong Electric Holdings
  Ltd......................      120,000       364,011
Hong Kong
  Telecommunications
  Limited..................      160,000       279,849
Jardine International Motor
  Holdings Co..............      524,000       207,990
Johnson Electric Holdings
  Ltd......................       84,800       217,828
Kumagai Gumi (Hong Kong)
  Ltd. Warrants(a).........       72,000         5,762
Lamex Holdings.............      650,000        15,942
Li & Fung..................      215,800       447,086
National Mutual Asia
  Ltd......................      440,000   $   329,417
New World Development
  Company Ltd..............      107,535       270,676
New World Infrastructure
  Ltd.(a)..................      200,133       293,211
Ng Fung Hong Limited.......      224,000       200,955
Shanghai Industrial
  Holdings Limited.........      113,000       228,275
Siu-Fung Ceramics Holdings,
  Ltd(a)(b)................    1,110,327        45,863
Sun Hung Kai Properties
  Ltd......................       53,800       392,370
Swire Pacific Ltd Class
  A........................       39,500       176,926
Techtronic Industries
  Co.......................      968,200       172,468
Tingyi (Cayman Island)
  Holding Co...............    3,810,000       344,261
Union Bank of Hong Kong
  Ltd......................      266,833       213,548
Vtech Holdings.............       58,000       253,052
Wharf Holdings Ltd (with
  11,600 warrants(a))......      232,000       339,359
Wing Hang Bank Limited.....       50,000       124,564
Yue Yuen Industrial
  Holdings.................      133,200       252,747
                                           -----------
                                             9,995,281
                                           -----------
MALAYSIA (C) -- .09%
Leader Universal
  Holdings -- Class A(a)...       61,666        14,885
                                           -----------
SINGAPORE -- 6.97%
Clipsal Industries
  Limited..................      323,000       323,000
Elec & Eltek International
  Co. Ltd..................       42,500       229,500
Hong Kong Land Holdings
  Ltd......................      222,000       261,960
Jardine Strategic Holdings
  Ltd......................      200,250       290,363
                                           -----------
                                             1,104,823
                                           -----------
SOUTH KOREA -- 5.77%
Daewoo Corporation.........          400         1,507
Hyundai Motor Co, Ltd......        6,701       119,256
Korea Electric Power
  Corporation..............       10,300       255,259
Pohang Iron & Steel Co.
  Ltd......................        2,000       128,736
Samsung Electronics Co.
  GDR......................          640         9,720
Samsung Electronics Co. GDR
  144A Registered..........          376        14,852
Samsung Electronics Co. New
  Common...................        2,650       177,847
Samsung Heavy
  Industries(a)............          509         2,895
Shinhan Bank(a)............       26,840       205,352
                                           -----------
                                               915,424
                                           -----------
TAIWAN -- 4.40%
Acer Incorporation(a)......      144,687       167,517
Far Eastern Department
  Stores Ltd...............      254,495       159,570
Systex Corporation(a)......       43,331       114,324
Taiwan Semiconductor
  Manufacturing
  Company(a)...............       66,000       145,453
Yung Shin Pharmaceuticals
  Industries Co............       45,280       110,331
                                           -----------
                                               697,195
                                           -----------
TOTAL INVESTMENTS -- 93.17%
  (Cost -- $18,528,282)
    (Cost on Federal
    income tax
   basis -- $18,956,383)...                 14,771,350
OTHER ASSETS, LESS
  LIABILITIES -- 6.83%.....                  1,083,056
                                           -----------
NET ASSETS -- 100%.........                $15,854,406
                                           ===========

ADR  --  American Depository Receipt
GDR  --  Global Depository Receipt

(a) Non-income producing security
(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees. See Note 1 to the Financial Statements.
(c) As of September 1, 1998, the repatriation of proceeds received from the sale of securities has been blocked until at least
    September 1, 1999. These securities are considered illiquid and are being fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees.

DECEMBER 31, 1998

OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $  1,999,081
    Gross unrealized depreciation....................     (5,756,013)
                                                        ------------
        Net unrealized depreciation for financial
          statement purposes.........................     (3,756,932)
    Less: tax basis adjustments......................       (428,101)
                                                        ------------
        Net unrealized depreciation for Federal
          income tax purposes........................   $ (4,185,033)
                                                        ============
Purchases and sales of securities other than short-term obligations aggregated $9,756,620 and $11,878,282, respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $18,528,282)......  $14,771,350
Cash........................................................    1,098,134
Receivables
  Investments sold..........................................       27,300
  Fund shares sold..........................................        9,227
  Dividends and interest....................................       13,572
  Manager for expense reimbursement.........................       19,148
                                                              -----------
    Total assets............................................   15,938,731
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       29,081
  Management fee............................................       13,723
  12b-1 service and distribution fees.......................        7,876
  Other payables to related parties.........................       13,730
Accrued expenses............................................       19,915
                                                              -----------
    Total liabilities.......................................       84,325
                                                              -----------
NET ASSETS..................................................  $15,854,406
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($9,060,648/1,437,294 shares outstanding).................  $      6.30
                                                              ===========
Maximum offering price per share ($6.30 x 100/94.25)*.......  $      6.68
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($6,079,613/975,027 shares outstanding).............  $      6.24
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($704,103/112,655 shares outstanding)...............  $      6.25
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($10,042/1,601 shares outstanding)..................  $      6.27
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $27,300,805
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (7,692,790)
  Undistributed net investment income.......................        3,264
  Net unrealized depreciation on investments and foreign
    currency transactions...................................   (3,756,873)
                                                              -----------
NET ASSETS..................................................  $15,854,406
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $11,574 foreign taxes withheld..........             $   642,968
  Interest..................................................                  68,228
                                                                         -----------
                                                                             711,196
                                                                         -----------
EXPENSES
  Management fee............................................  $187,381
  Transfer agent............................................   101,423
  Administrative services fee...............................    18,738
  Custodian fees............................................    37,577
  Blue Sky fees.............................................    32,382
  Auditing and accounting fees..............................    20,719
  Shareholder reports.......................................    10,200
  Fund accounting...........................................    36,178
  Trustees' fees............................................     8,471
  12b-1 service and distribution fees.......................   102,835
  Legal.....................................................    21,522
  Other.....................................................    15,609
                                                                         -----------
                                                                             593,035
  Expenses reimbursed by Manager............................                (105,095)
  Fees paid indirectly......................................                 (19,553)
                                                                         -----------
    Net expenses............................................                 468,387
                                                                         -----------
NET INVESTMENT INCOME.......................................                 242,809
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (5,197,689)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................               1,012,350
                                                                         -----------
    Net loss on investment transactions.....................              (4,185,339)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(3,942,530)
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998           1997
                                                              -----------   ------------
DECREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $   242,809   $     (1,188)
  Net realized loss on investments and foreign currency
    transactions............................................   (5,197,689)      (897,380)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................    1,012,350     (6,275,142)
                                                              -----------   ------------
    Net decrease resulting from operations..................   (3,942,530)    (7,173,710)
                                                              -----------   ------------
Distributions to shareholders from net investment income
  Class A...................................................     (124,272)            --
  Class B...................................................      (44,037)            --
  Class C...................................................       (2,395)            --
  Advisor Class.............................................         (121)            --
                                                              -----------   ------------
    Total distributions to shareholders.....................     (170,825)            --
                                                              -----------   ------------
Fund share transactions (Note 5)
  Class A...................................................     (616,533)     1,133,531
  Class B...................................................      (87,455)     1,383,129
  Class C...................................................     (382,691)       965,525
  Advisor Class.............................................       12,424             --
                                                              -----------   ------------
    Net (decrease) increase resulting from Fund share
     transactions...........................................   (1,074,255)     3,482,185
                                                              -----------   ------------
TOTAL DECREASE IN NET ASSETS................................   (5,187,610)    (3,691,525)
NET ASSETS
  Beginning of period.......................................   21,042,016     24,733,541
                                                              -----------   ------------
  END OF PERIOD.............................................  $15,854,406   $ 21,042,016
                                                              ===========   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $     3,264   $         --
                                                              ===========   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                               1998         1997         1996         1995         1994
SELECTED PER SHARE DATA                                       -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  8.04      $ 10.30      $  8.58      $  8.61      $ 11.55
                                                              -------      -------      -------      -------      -------
  Income (loss) from investment operations
  Net investment income(a)..................................      .13          .02(b)       .03          .14          .05
  Net realized and unrealized (loss) gain on investment
    transactions............................................    (1.78)       (2.28)(b)     1.74         (.01)       (2.91)
                                                              -------      -------      -------      -------      -------
        Total from investment operations....................    (1.65)       (2.26)        1.77          .13        (2.86)
                                                              -------      -------      -------      -------      -------
  Less distributions
  From net investment income................................      .09           --          .03          .14          .05
  In excess of net investment income........................       --           --          .02           --           03
  In excess of net realized gain............................       --           --           --          .02           --
                                                              -------      -------      -------      -------      -------
        Total distributions.................................      .09           --          .05          .16          .08
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  6.30      $  8.04      $ 10.30      $  8.58      $  8.61
                                                              =======      =======      =======      =======      =======
Total return(%)(c)..........................................   (20.56)      (21.94)       20.50         1.59       (24.88)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 9,061      $12,020      $15,290      $12,855      $13,180
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................     2.30         2.44         2.20         2.20         2.20
  Without expense reimbursement(%)..........................     2.86         2.51         2.48         2.73         2.76
Ratio of net investment income to average net
  assets(%)(a)..............................................     1.60          .28          .32         1.61          .55
Portfolio turnover rate(%)..................................       56           20           22           25            4

CLASS B
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                               1998         1997         1996         1995         1994
SELECTED PER SHARE DATA                                       -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  7.96      $10.28..     $  8.58      $  8.61      $ 11.55
                                                              -------      -------      -------      -------      -------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .05         (.04)(b)     (.04)         .08         (.02)
  Net realized and unrealized (loss) gain on investment
    transactions............................................    (1.73)       (2.28)(b)     1.74         (.02)       (2.92)
                                                              -------      -------      -------      -------      -------
    Total from investment operations........................    (1.68)       (2.32)        1.70          .06        (2.94)
                                                              -------      -------      -------      -------      -------
  Less distributions
  From net investment income................................      .04           --           --          .08           --
  In excess of net realized gain............................       --           --           --          .01           --
                                                              -------      -------      -------      -------      -------
    Total distributions.....................................      .04           --           --          .09           --
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  6.24      $  7.96      $ 10.28      $  8.58      $  8.61
                                                              =======      =======      =======      =======      =======
Total return (%)(c).........................................   (21.04)      (22.57)       19.67          .83       (25.45)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 6,080      $ 7,893      $ 8,995      $ 6,905      $ 7,336
Ratio of expenses to average net assets(d)
  With expense reimbursement(%).............................     3.08         3.17         2.95         2.95         2.95
  Without expense reimbursement(%)..........................     3.64         3.24         3.23         3.48         3.51
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................      .82         (.45)        (.43)         .86         (.20)
Portfolio turnover rate(%)..................................       56           20           22           25            4

    The accompanying notes are an integral part of the financial statements.

                                                                                        FOR THE PERIOD
                                                                     FOR THE            APRIL 30, 1996
CLASS C                                                             YEAR ENDED          (COMMENCEMENT)
                                                                   DECEMBER 31,         TO DECEMBER 31,
                                                                ------------------      ---------------
                                                                 1998        1997            1996
SELECTED PER SHARE DATA                                         ------      ------      ---------------
Net asset value, beginning of period........................    $ 7.94      $10.24          $ 9.44
                                                                ------      ------          ------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................       .08        (.03)(b)          --
  Net realized and unrealized gain (loss) on investment
    transactions............................................     (1.75)      (2.27)(b)         .89
                                                                ------      ------          ------
    Total from investment operations........................     (1.67)      (2.30)            .89
                                                                ------      ------          ------
  Less distributions
  From net investment income................................       .02          --              --
  In excess of net investment income........................        --          --             .09
                                                                ------      ------          ------
    Total distributions.....................................       .02          --             .09
                                                                ------      ------          ------
Net asset value, end of period..............................    $ 6.25      $ 7.94          $10.24
                                                                ======      ======          ======
Total return (%)............................................    (21.02)(c)  (22.46)(c)        9.39(f)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $  704      $1,129          $  449
Ratio of expenses to average net assets(d)
  With expense reimbursement (%)............................      2.98        3.05            2.71(e)
  Without expense reimbursement (%).........................      3.54        3.12            2.99(e)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................       .92        (.33)           (.19)(e)
Portfolio turnover rate(%)..................................        56          20              22

                                                                 FOR THE PERIOD
                                                                FEBRUARY 10, 1998
ADVISOR CLASS                                                    (COMMENCEMENT)
                                                                 TO DECEMBER 31,
                                                                -----------------
                                                                      1998
SELECTED PER SHARE DATA                                         -----------------
Net asset value, beginning of period........................         $ 7.89
                                                                     ------
  Loss from investment operations
  Net investment income(a)..................................            .08
  Net realized and unrealized loss on investment
    transactions............................................          (1.62)
                                                                     ------
    Total from investment operations........................          (1.54)
                                                                     ------
  Less distributions
  From net investment income................................             08
                                                                     ------
    Total distributions.....................................            .08
                                                                     ------
Net asset value, end of period..............................         $ 6.27
                                                                     ======
Total return (%)(f).........................................         (19.56)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................         $   10
Ratio of expenses to average net assets(d)
  With expense reimbursement(%)(e)..........................           2.92
  Without expense reimbursement (%)(e)......................           3.48
Ratio of net investment income to average net
  assets(%)(a)(e)...........................................            .98
Portfolio turnover rate(%)..................................             56

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b)     Based on average shares outstanding
(c)     Total return does not reflect a sales charge.
(d) Beginning in 1995, total expenses include fees paid indirectly through an expense offset arrangement.
(e)     Annualized
(f) Total return represents aggregate total return and does not reflect a sales charge.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy China Region Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $60,748 (.38% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998 the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $654,542. These dividends were subject to foreign withholding tax in the amount of $11,574. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $6,154,000 as of December 31, 1998, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $264,000 in 2002, $203,000 in 2003, $1,033,000 in 2004, $416,000 in 2005, and
$4,238,000 in 2006.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the year ended December 31, 1998, custody fees were reduced by $19,553 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.
     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.
     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $6,494.
     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $28,156, $64,686 and $9,993, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $59,939, $36,722, $4,652 and $110, for Class A, Class B, Class C and Advisor Class respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF RISK

     The Fund primarily invests in equity securities of companies in the China region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the China region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C, and Advisor Class were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   2,287,353   $ 14,147,859    2,028,607   $ 21,422,934
Issued on reinvestment of
 distributions...........      17,535        109,945           --             --
Repurchased..............  (2,363,014)   (14,874,337)  (2,017,783)   (20,289,403)
                           ----------   ------------   ----------   ------------
Net (decrease)/increase..     (58,126)  $   (616,533)      10,824   $  1,133,531
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     665,157   $  4,445,368    1,013,613   $ 10,381,225
Issued on reinvestment of
 distributions...........       5,669         35,150           --             --
Repurchased..............    (687,061)    (4,567,973)    (897,479)    (8,998,096)
                           ----------   ------------   ----------   ------------
Net (decrease)/increase..     (16,235)  $    (87,455)     116,134   $  1,383,129
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS C                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     275,555   $  1,869,126      234,668   $  2,360,065
Issued on reinvestment of
 distributions...........         245          1,523           --             --
Repurchased..............    (305,285)    (2,253,340)    (136,401)    (1,394,540)
                           ----------   ------------   ----------   ------------
Net (decrease)/increase..     (29,485)  $   (382,691)      98,267   $    965,525
                           ==========   ============   ==========   ============

                                FOR THE PERIOD
                               FEBRUARY 10, 1998
                                (COMMENCEMENT)
                             TO DECEMBER 31, 1998
                           -------------------------
ADVISOR CLASS                SHARES        AMOUNT
-------------              ----------   ------------
Sold.....................      82,048   $    621,435
Issued on reinvestment of
 distributions...........          19            121
Repurchased..............     (80,466)      (609,132)
                           ----------   ------------
Net increase.............       1,601   $     12,424
                           ==========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy
China Region Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02ICRF123198

December 31, 1998

IVY
GROWTH WITH INCOME
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

IVY FUNDS(R)

MARKET COMMENTARY

After undergoing a relatively brief but significant bear market in the spring and summer of 1998, the US market hit its lowest point of the year in early October and then staged a comeback. In October, small-cap stocks led the market higher; but in early November, large-cap stocks took the lead. This resulted in new all-time highs for many indices, including the S&P 500 and the Dow Jones Industrial Average. Within this environment the Ivy Growth with Income Fund was up 9.84%. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

As we enter 1999, it appears that there are a number of issues causing concern for investors. For example, many statistical measures of value, such as price to earnings and price to book value, are at historically high levels. At the same time, earnings growth appears to be slowing, and foreign economies continue to present a major challenge for the market. In addition, the political situation in Washington, D.C. continues to cast a cloud of uncertainty over the market as well.

Although a change in investor sentiment regarding any one of these concerns can, in our opinion, easily cause another market correction, experience suggests that it is best to stay focused on the long-term trend of the market, and to view corrections as buying opportunities. We believe that long-term investors have many reasons to remain optimistic.

First, in our view, the disinflationary environment that started in the early 1980s still exists--rising inflation in the foreseeable future appears unlikely. In fact, deflation could be a greater threat today than inflation. Second, falling interest rates are likely to remain an important support for the stock market. The Federal Reserve Board has cut rates three times since last August, signaling that it will take action to prevent foreign economic turmoil from forcing the US into a recession. With nominal GDP expanding at approximately 4%, we believe the US central bank has room to lower rates further. Third, the economic environment remains favorable. The US is in the eighth year of its economic expansion; and although economic growth is likely to slow in 1999, according to our research, the threat of a recession is quite low. Consumer spending represents two-thirds of all economic activity and, therefore, as spending remains strong, the economy should continue to expand. Of course, a growing economy does not necessarily translate into growing corporate earnings; however, we believe that investors are already expecting profits to be weak. Consequently, unless earnings collapse, there will probably be more room for upside surprises than for downside disappointments as we move through 1999.

Finally, the increasing need for baby boomers to invest for retirement remains, in our view, a positive influence on stock prices. Each year, billions of dollars flow into the market by way of IRAs and pension plans between January 1 and April 15. With current low interest rates, more of this money will likely find its way into stocks.

Although the Fund's investment policies permit investment in foreign companies, the management team has decided to keep foreign exposure to a minimum. Thus, this Fund may be appropriate for those investors seeking a more domestically oriented investment positioned, we believe, to take advantage of the current market environment and the long-term trends of the stock market.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                           PERFORMANCE COMPARISONS OF
                        THE FUND SINCE INCEPTION (4/84)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY GROWTH WITH INCOME FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy Growth with Income Fund was up 9.84%. The S&P 500 was up 29.78% for the same period. The S&P 500 is oriented toward large-capitalization stocks, which generated the strongest performance during calendar-year 1998. Since the Fund held a combination of large- and mid-cap stocks throughout the year, its investment in mid-cap stocks caused the Fund to underperform the S&P 500. Moreover, performance was hurt by investments in the poorly performing real estate investment trust industry and by investments in cash equivalents earlier in the year.

The Lipper Average Growth and Income Fund represents the performance of the average growth with income fund as measured by Lipper Inc. It is not possible to invest in a benchmark. The S&P 500 Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY GROWTH WITH INCOME FUND                       Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a      4.01%     9.01%
                                                                         C:        C:        C:        C:
 1 year                                              n/a      3.53%      n/a       n/a      8.16%     9.16%      n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a     13.39%    13.63%
                                                                         C:        C:        C:        C:
 5 year                                              n/a     13.16%      n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a       n/a       n/a
                                                                         C:        C:        C:        C:
 10 year                                           13.41%    13.40%      n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a     13.12%    13.22%
                                                                         C:        C:        C:        C:
 Since Inception(5)                                15.06%    15.06%      n/a       n/a       n/a     15.82%      n/a     (.36%)

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A commenced operations April 1, 1984; Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of the Ivy Growth with Income Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

COMMON STOCKS -- 99.18%              SHARES       VALUE                        COMMON STOCKS                SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 4.08%
COMAIR Holdings, Inc. .............   30,000   $ 1,012,500
PPG Industries, Inc. ..............   17,500     1,019,375
Praxair, Inc. .....................   40,000     1,410,000
Union Carbide Corporation..........   10,000       425,000
                                               -----------
                                                 3,866,875
                                               -----------
CAPITAL GOODS -- 7.11%
Briggs & Stratton Corporation......   35,000     1,745,625
General Electric Company...........    9,000       918,562
Harsco Corporation.................   20,000       608,750
Hon Industries Inc. ...............   30,000       718,125
Hubbell Incorporated Class B.......   30,000     1,140,000
Kaydon Corporation.................   40,000     1,602,500
                                               -----------
                                                 6,733,562
                                               -----------
CONSUMER CYCLICAL -- 9.87%
Carlisle Companies Incorporated....   25,000     1,290,625
Goodyear Tire & Rubber Company.....   25,000     1,260,937
Harley-Davidson, Inc. .............   17,000       805,375
Lowe's Companies, Inc. ............   10,000       511,875
May Department Stores Company......   20,000     1,207,500
Superior Industries International,
  Inc. ............................   20,000       556,250
Tommy Hilfiger Corporation(a)......   30,000     1,800,000
Tricon Global Restaurants,
  Inc.(a)..........................   14,800       741,850
V.F. Corporation...................   25,000     1,171,875
                                               -----------
                                                 9,346,287
                                               -----------
CONSUMER STAPLES -- 10.22%
Anheuser-Busch Companies, Inc. ....   12,500       820,312
Avon Products, Inc. ...............   15,000       663,750
General Mills, Inc. ...............   15,000     1,166,250
H.J. Heinz Company.................   15,000       849,375
Philip Morris Companies Inc. ......   20,000     1,070,000
Proctor & Gamble Company...........   10,000       913,125
Ralston-Ralston Purina Group.......   45,000     1,456,875
UST Inc. ..........................   40,000     1,395,000
Wm. Wrigley Jr. Company............   15,000     1,343,438
                                               -----------
                                                 9,678,125
                                               -----------
ENERGY -- 7.29%
Amoco Corporation..................   19,000     1,147,125
Chevron Corporation................   18,000     1,492,875
Helmerich & Payne, Inc. ...........   55,000     1,065,625
Mobil Corporation..................   18,000     1,568,250
Noble Drilling Corporation(a)......   50,000       646,875
Texaco Inc. .......................   18,500       978,188
                                               -----------
                                                 6,898,938
                                               -----------
FINANCIAL SERVICES -- 18.34%
A.G. Edwards, Inc. ................   10,000       372,500
Ambac Financial Group, Inc. .......   21,200     1,275,975
BB&T Corporation...................   25,000     1,007,813
Comerica Incorporated..............   15,000     1,022,812
EXEL Limited -- Class A............   19,500     1,462,500
Fannie Mae.........................   31,000     2,294,000
First Tennessee National
  Corporation......................   20,000       761,250
First Virginia Banks, Inc. ........   25,000     1,175,000
Freddie Mac........................   42,000     2,706,375
Mercantile Bankshares
  Corporation......................   25,000       962,500
Old Kent Financial Corporation.....   25,000     1,162,500
Paine Webber Group Inc. ...........   10,000       386,250
Providian Financial Corporation....   30,000     2,250,000
Tera Nova (Bermuda) Holdings
  Ltd. -- Class A..................   21,000       530,250
                                               -----------
                                                17,369,725
                                               -----------
HEALTHCARE -- 12.11%
Abbott Laboratories................   25,000   $ 1,225,000
Allegiance Corporation.............   32,000     1,492,000
American Home Products
  Corporation......................   20,000     1,126,250
Ballard Medical Products...........   40,000       972,500
Bristol-Myers Squibb Company.......   10,000     1,338,125
Johnson & Johnson..................   15,000     1,258,125
Mallinckrodt Inc. .................   40,000     1,232,500
Merck & Co., Inc. .................   15,000     2,215,313
Safeskin Corporation...............   25,000       603,125
                                               -----------
                                                11,462,938
                                               -----------
TECHNOLOGY -- 19.42%
Altera Corporation.................   30,000     1,826,250
American Power Conversion
  Corporation(a)...................   40,000     1,937,500
Andrew Corporation(a)..............   50,000       825,000
C&D Technologies, Inc. ............   35,000       962,500
Cisco Systems, Inc.(a).............   15,000     1,392,188
Dionex Corporation(a)..............   50,000     1,831,250
Equifax Inc. ......................   50,000     1,709,375
Intel Corporation..................   18,000     2,134,125
International Business Machines
  Corporation......................    6,000     1,108,500
KLA-Tencor Corporation(a)..........    9,000       390,375
Microsoft Corporation(a)...........   10,000     1,386,875
Novellus Systems, Inc.(a)..........   15,000       742,500
Sun Microsystems, Inc.(a)..........   25,000     2,140,625
                                               -----------
                                                18,387,063
                                               -----------
UTILITIES -- 10.74%
ALLTEL Corporation.................   30,000     1,794,375
DPL Inc. ..........................   95,000     2,054,375
Northern States Power Company......   55,000     1,526,250
OGE Energy Corp....................   60,000     1,736,250
SBC Communications Inc. ...........   27,000     1,447,874
SCANA Corporation..................   50,000     1,612,500
                                               -----------
                                                10,171,624
                                               -----------
TOTAL INVESTMENTS -- 99.18%
  (Cost -- $70,096,658) (Cost on Federal
    income tax basis -- $70,236,251)........    93,915,137
OTHER ASSETS, LESS LIABILITIES -- .82%......       775,483
                                               -----------
NET ASSETS -- 100%..........................   $94,690,620
                                               ===========
(a) Non-income producing security
OTHER INFORMATION:
At December 31, 1998, net unrealized appreciation based on
cost for financial statement and Federal income tax
purposes is as follows:
    Gross unrealized appreciation...........   $24,752,595
    Gross unrealized depreciation...........      (934,116)
                                               -----------
        Net unrealized appreciation for
          financial statement purposes......    23,818,479
    Less: tax basis adjustments.............      (139,593)
                                               -----------
        Net unrealized appreciation for
          Federal income tax purposes.......   $23,678,886
                                               ===========
Purchases and sales of securities (other than short-term
obligations) aggregated $97,285,506 and $93,420,610,
respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $70,096,658)......  $93,915,137
Cash........................................................      775,936
Receivables
  Fund shares sold..........................................       47,793
  Dividends and interest....................................      121,084
Other assets................................................       14,342
                                                              -----------
  Total assets..............................................   94,874,292
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................       18,788
  Fund shares repurchased...................................       22,897
  Management fee............................................       58,780
  12b-1 service and distribution fees.......................       31,920
  Other payables to related parties.........................       36,448
Accrued expenses............................................       14,839
                                                              -----------
  Total liabilities.........................................      183,672
                                                              -----------
NET ASSETS..................................................  $94,690,620
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($69,733,444/5,148,772 shares outstanding)................  $     13.54
                                                              ===========
Maximum offering price per share ($13.54 X 100/94.25)*......  $     14.37
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($23,975,182/1,791,685 shares outstanding)..........  $     13.38
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($643,317/48,421 shares outstanding)................  $     13.29
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($338,677/24,935 shares outstanding)................  $     13.58
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $73,061,674
  Accumulated net realized loss on investments..............   (2,183,848)
  Accumulated net investment loss...........................       (5,685)
  Net unrealized appreciation on investments................   23,818,479
                                                              -----------
NET ASSETS..................................................  $94,690,620
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................             $1,398,440
  Interest..................................................                361,417
                                                                         ----------
                                                                          1,759,857
                                                                         ----------
EXPENSES
  Management fee............................................  $702,361
  Transfer agent............................................   235,695
  Administrative services fee...............................    93,648
  Custodian fees............................................    12,930
  Blue Sky fees.............................................    35,991
  Auditing and accounting fees..............................    22,831
  Shareholder reports.......................................    18,627
  Fund accounting...........................................    94,539
  Trustees' fees............................................     8,471
  12b-1 service and distribution fees.......................   394,391
  Legal.....................................................    25,885
  Other.....................................................    37,932
                                                                         ----------
  Total expenses............................................              1,683,301
                                                                         ----------
NET INVESTMENT INCOME.......................................                 76,556
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................              3,269,440
  Net change in unrealized appreciation on investments......              5,444,602
                                                                         ----------
      Net gain on investment transactions...................              8,714,042
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $8,790,598
                                                                         ==========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    76,556   $   364,445
  Net realized gain (loss) on
    Investments.............................................    3,269,440    10,191,136
    Written options.........................................           --      (553,068)
  Net change in unrealized appreciation on
    Investments.............................................    5,444,602     6,207,015
    Written options.........................................           --       223,772
                                                              -----------   -----------
      Net increase resulting from operations................    8,790,598    16,433,300
                                                              -----------   -----------
Class A distributions
  From net investment income................................      (44,407)     (181,666)
  From net realized gain....................................   (1,399,111)   (5,979,580)
                                                              -----------   -----------
      Total distributions to Class A shareholders...........   (1,443,518)   (6,161,246)
                                                              -----------   -----------
Class B distributions
  From net investment income................................           --       (46,840)
  From net realized gain....................................     (492,051)   (1,644,525)
                                                              -----------   -----------
      Total distributions to Class B shareholders...........     (492,051)   (1,691,365)
                                                              -----------   -----------
Class C distributions
  From net investment income................................           --        (1,929)
  From net realized gain....................................      (31,265)     (380,885)
                                                              -----------   -----------
      Total distributions to Class C shareholders...........      (31,265)     (382,814)
                                                              -----------   -----------
Class D distributions
  From net investment income................................           --          (915)
  From net realized gain....................................           --        (1,831)
                                                              -----------   -----------
      Total distributions to Class D shareholders...........           --        (2,746)
                                                              -----------   -----------
Advisor Class distributions
  From net realized gain....................................       (5,709)           --
                                                              -----------   -----------
      Total distributions to Advisor Class shareholders.....       (5,709)           --
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (5,017,773)     (482,774)
  Class B...................................................    2,325,537     5,280,128
  Class C...................................................   (3,935,114)    4,566,407
  Class D...................................................           --      (931,565)
  Advisor Class.............................................      331,216            --
                                                              -----------   -----------
      Net (decrease) increase resulting from Fund share
       transactions.........................................   (6,296,134)    8,432,196
                                                              -----------   -----------
TOTAL INCREASE IN NET ASSETS................................      521,921    16,627,325
NET ASSETS
  Beginning of period.......................................   94,168,699    77,541,374
                                                              -----------   -----------
  END OF PERIOD.............................................  $94,690,620   $94,168,699
                                                              ===========   ===========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $        --   $    38,689
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1998       1997       1996       1995       1994
SELECTED PER SHARE DATA                                       -------    -------    -------    -------    -------
Net asset value, beginning of period........................  $ 12.59    $ 11.38    $ 10.98    $  9.08    $  9.70
                                                              -------    -------    -------    -------    -------
  Income from investment operations
  Net investment income.....................................      .04        .08        .08        .11        .17
  Net realized and unrealized gain (loss) on investment
    transactions............................................     1.19       2.37       2.16       2.13       (.36)
                                                              -------    -------    -------    -------    -------
    Total from investment operations........................     1.23       2.45       2.24       2.24       (.19)
                                                              -------    -------    -------    -------    -------
  Less distributions
  From net investment income................................       --        .03        .08        .08        .17
  In excess of net investment income........................       --         --        .03         --        .01
  From net realized gain....................................      .28       1.21       1.73        .26        .25
                                                              -------    -------    -------    -------    -------
    Total distributions.....................................      .28       1.24       1.84        .34        .43
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 13.54    $ 12.59    $ 11.38    $ 10.98    $  9.08
                                                              =======    =======    =======    =======    =======
Total return(%)(a)..........................................     9.64      21.57      20.46      24.93      (2.03)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $69,733    $69,742    $63,219    $59,054    $26,017
Ratio of expenses to average net assets(%)..................     1.60       1.59       1.81       1.96       1.84
Ratio of net investment income to average net assets(%).....      .28        .58        .68       1.06       1.83
Portfolio turnover rate(%)..................................      108         36        138         81         36

CLASS B
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                               1998         1997         1996         1995        1994
SELECTED PER SHARE DATA                                       -------      -------      -------      ------      ------
Net asset value, beginning of period........................  $ 12.54      $ 11.36      $ 10.98      $ 9.08      $ 9.70
                                                              -------      -------      -------      ------      ------
  Income (loss) from investment operations
  Net investment (loss) income..............................     (.06)        (.02)        (.01)        .03         .09
  Net realized and unrealized gain (loss) on investment
    transactions............................................     1.18         2.37         2.15        2.13        (.36)
                                                              -------      -------      -------      ------      ------
    Total from investment operations........................     1.12         2.35         2.14        2.16        (.27)
                                                              -------      -------      -------      ------      ------
  Less distributions
  From net investment income................................       --          .03           --         .01         .09
  In excess of net investment income........................       --           --          .08          --         .01
  From net realized gain....................................      .28         1.14         1.68         .25         .25
                                                              -------      -------      -------      ------      ------
    Total distributions.....................................      .28         1.17         1.76         .26         .35
                                                              -------      -------      -------      ------      ------
Net asset value, end of period..............................  $ 13.38      $ 12.54      $ 11.36      $10.98      $ 9.08
                                                              =======      =======      =======      ======      ======
Total return(%)(a)..........................................     9.01        20.74        19.59       23.94       (2.88)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $23,975      $20,071      $13,473      $8,868      $5,849
Ratio of expenses to average net assets(%)..................     2.33         2.31         2.55        2.75        2.70
Ratio of net investment (loss) income to average net
  assets(%).................................................     (.45)        (.13)        (.06)        .27         .97
Portfolio turnover rate(%)..................................      108           36          138          81          36

    The accompanying notes are an integral part of the financial statements.

                                                                                       FOR THE PERIOD
                                                                   FOR THE             APRIL 30, 1996
CLASS C                                                           YEAR ENDED           (COMMENCEMENT)
                                                                 DECEMBER 31,          TO DECEMBER 31,
                                                              ------------------      -----------------
                                                               1998        1997             1996
SELECTED PER SHARE DATA                                       ------      ------      -----------------
Net asset value, beginning of period........................  $12.44      $11.37           $11.73
                                                              ------      ------           ------
  Income from investment operations
  Net investment loss.......................................    (.05)       (.01)            (.08)
  Net realized and unrealized gain on investment
    transactions............................................    1.18        2.35             1.53
                                                              ------      ------           ------
    Total from investment operations........................    1.13        2.34             1.45
                                                              ------      ------           ------
  Less distributions
  In excess of net investment income........................      --          --              .08
  From net realized gain....................................     .28        1.27             1.73
                                                              ------      ------           ------
    Total distributions.....................................     .28        1.27             1.81
                                                              ------      ------           ------
Net asset value, end of period..............................  $13.29      $12.44           $11.37
                                                              ======      ======           ======
Total return(%).............................................    9.16(a)    20.70(a)         12.37(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $  643      $4,356           $   28
Ratio of expenses to average net assets(%)..................    2.27        2.23             3.02(c)
Ratio of net investment loss to average net assets(%).......    (.39)       (.05)            (.53)(c)
Portfolio turnover rate(%)..................................     108          36              138

                                                              FOR THE PERIOD FROM
CLASS D(d)                                                    JANUARY 1, 1997 TO             FOR THE YEAR ENDED
                                                                  AUGUST 16,                    DECEMBER 31,
                                                              -------------------      ------------------------------
                                                                     1997               1996        1995        1994
SELECTED PER SHARE DATA                                       -------------------      ------      ------      ------
Net asset value, beginning of period........................        $11.39             $10.98      $ 9.08      $ 9.70
                                                                    ------             ------      ------      ------
  Income (loss) from investment operations
  Net investment (loss) income..............................          (.01)              (.02)        .03         .09
  Net realized and unrealized gain (loss) on investment
    transactions............................................          1.88               2.14        2.13        (.36)
                                                                    ------             ------      ------      ------
    Total from investment operations........................          1.87               2.12        2.16        (.27)
                                                                    ------             ------      ------      ------
  Less distributions
  From net investment income................................           .02                 --         .01         .09
  In excess of net investment income........................            --                .08          --         .01
  From net realized gain....................................           .04               1.63         .25         .25
                                                                    ------             ------      ------      ------
    Total distributions.....................................           .06               1.71         .26         .35
                                                                    ------             ------      ------      ------
Net asset value, end of period..............................        $13.20             $11.39      $10.98      $ 9.08
                                                                    ======             ======      ======      ======
Total return(%).............................................         16.37(b)           19.41(a)    23.94(a)    (2.88)(a)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $   --             $  821      $1,242      $3,004
Ratio of expenses to average net assets(%)..................          2.41(c)            2.63        2.75        2.70
Ratio of net investment (loss) income to average net
  assets(%).................................................          (.11)(c)           (.14)        .27         .97
Portfolio turnover rate(%)..................................            36                138          81          36

    The accompanying notes are an integral part of the financial statements.

                                                              FOR THE PERIOD
                                                              APRIL 30, 1998
ADVISOR CLASS                                                 (COMMENCEMENT)
                                                              TO DECEMBER 31,
                                                              ---------------
                                                                   1998
SELECTED PER SHARE DATA                                       ---------------
Net asset value, beginning of period........................      $13.88
                                                                  ------
  Income from investment operations
  Net investment income.....................................         .05
  Net realized and unrealized loss on investment
    transactions............................................        (.07)
                                                                  ------
    Total from investment operations........................        (.02)
                                                                  ------
  Less distributions
  From net realized gain....................................         .28
                                                                  ------
    Total distributions.....................................         .28
                                                                  ------
Net asset value, end of period..............................      $13.58
                                                                  ======
Total return(%)(b)..........................................        (.36)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $  339
Ratio of expenses to average net assets(%)(c)...............        1.20
Ratio of net investment income to average net
  assets(%)(c)..............................................         .68
Portfolio turnover rate(%)..................................         108

(a)    Total return does not reflect a sales charge.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)    Annualized.
(d) On August 16, 1997, all Class D shares outstanding were converted to Class A shares so that the value of a Class D shareholder's account immediately after conversion was the same value as the shareholder's account before the conversion.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Growth with Income Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked prices in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998 the interest rate was 4.00%.

     OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax basis capital loss carryforward of approximately $2,036,000 as of December 31, 1998, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The Fund's capital loss carryforward was realized by Mackenzie North American Fund prior to the Fund's acquisition of all the net assets on April 1, 1995. The carryforward expires in 2002.

     Pursuant to Section 852 of the Code, the Fund designates $1,887,029 as long-term capital gain dividends for its taxable year ended December 31, 1998.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily. Distributions are paid quarterly (or at redemption, if earlier). An additional distribution in December will include any remaining undistributed net investment income and net realized capital gain.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to distributions received from pass-through entities (such as REITs), and certain securities sold at a loss. As a result, Net investment income and Net realized gain on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $7,545.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net assets of shares issued after December 31, 1991, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class
C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $140,333, $224,258, and $29,800, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $184,756, $46,549, $4,260, and $130, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C, Class D and Advisor Class were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   1,086,458   $ 14,042,632      863,122   $ 11,052,530
Issued on reinvestment of
 distributions...........      91,798      1,211,827      433,425      5,287,143
Repurchased..............  (1,567,998)   (20,272,232)  (1,371,170)   (17,581,243)
Issued in connection with
 the conversion of Class
 D Shares*...............          --             --       57,311        758,796
                           ----------   ------------   ----------   ------------
Net decrease.............    (389,742)  $ (5,017,773)     (17,312)  $   (482,774)
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     722,497   $  9,215,272      526,577   $  6,713,382
Issued on reinvestment of
 distributions...........      29,845        389,428      130,880      1,588,622
Repurchased..............    (561,757)    (7,279,163)    (242,195)    (3,021,876)
                           ----------   ------------   ----------   ------------
Net increase.............     190,585   $  2,325,537      415,262   $  5,280,128
                           ==========   ============   ==========   ============





                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS C                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................      22,867   $    288,642      323,372   $  4,278,774
Issued on reinvestment of
 distributions...........       1,721         23,013       29,916        359,941
Repurchased..............    (326,251)    (4,246,769)      (5,696)       (72,308)
                           ----------   ------------   ----------   ------------
Net (decrease)/increase..    (301,663)  $ (3,935,114)     347,592   $  4,566,407
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1998           DECEMBER 31, 1997
                           -------------------------   -------------------------
CLASS D*                     SHARES        AMOUNT        SHARES        AMOUNT
--------                   ----------   ------------   ----------   ------------
Sold.....................          --             --          175   $      2,101
Exchanged upon conversion
 to Class A Shares.......          --             --      (57,485)      (758,796)
Repurchased..............          --             --      (14,737)      (174,870)
                           ----------   ------------   ----------   ------------
Net decrease.............          --             --      (72,047)  $   (931,565)
                           ==========   ============   ==========   ============

                                FOR THE PERIOD
                                APRIL 30, 1998
                                (COMMENCEMENT)
                             TO DECEMBER 31, 1998
                           -------------------------
ADVISOR CLASS                SHARES        AMOUNT
-------------              ----------   ------------
Sold.....................      29,137   $    385,406
Issued on reinvestment of
 distributions...........         417          5,466
Repurchased..............      (4,619)       (59,656)
                           ----------   ------------
Net increase.............      24,935   $    331,216
                           ==========   ============

* On August 16, 1997 all outstanding Class D shares were converted to Class A shares.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Growth with Income Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IGIF123198

December 31, 1998

IVY
CANADA
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS(R)

MARKET COMMENTARY

The focus of the Ivy Canada Fund on the natural resource sectors had negative consequences on the Fund's performance in 1998. For the twelve months ended December 31, 1998, the Ivy Canada Fund was down 36.77%. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

For resource investors, the events of 1998 were disheartening, but we believe those very same events could provide an opportunity for the coming years. In our view, indicators show that the declines may have ended, and a gradual recovery process may have begun. To reduce volatility without losing the recovery potential in natural resources, we have been actively increasing the Fund's diversification within resource sectors.

Just a few years ago, many world economists and company executives were budgeting for the "Asian economic miracle" and the demand strain that it would put on resources. Only two years ago, energy prices were reaching new near-term highs. But instead of economic wonder, Asia was shaken by a financial crisis that quickly spread to other developing areas of the world. Commodity prices have now fallen for more than two years, and closed out 1998 at multidecade lows. The magnitude of the decline significantly exceeded many analysts' expectations, and has caused many investors to conclude that the risks of investing in resource sectors are too high. This sentiment would lead one to conclude that a strong resurgence in demand is unlikely in the near term. History suggests that outperformance is also unlikely without that demand. However, in light of this overwhelmingly negative sentiment, we believe there are several reasons that exposure to resource sectors should be increasing, not reduced.

First, we believe that significant interest rate cuts by central banks around the world, together with strong money growth, should lead to improved demand for resources later in the year. Second, according to our research bad news has caused share prices to decline to valuations that have seldom been better-this is in stark contrast to the broad stock market, which has rarely been this expensive. In our view, the large number of takeovers in the resource sectors confirms that these stocks are now trading below replacement value. These mergers also strengthen industries by reducing excessive competition. Third, companies are keeping inventory levels in check by cutting production. In past cycles, just when less production was needed, companies often produced more to make up for revenue shortfall. This time, we are seeing swifter production cuts.

In spite of the difficult economic environment, many companies within the Ivy Canada Fund continue to increase production. According to our research, balance sheets are also in reasonable shape for this point in the cycle. Past cycles indicate that significant gains are possible once commodity prices improve. (There is, of course, no guarantee that this trend will continue in the future.)

In the fourth quarter of 1998, there were positive divergences for the first time in two years: oil prices hit new lows, but oil shares did not; base metal prices went to new lows, but the shares did not. In short, we believe most of the risk is past and some stocks have already begun to move higher. Nonetheless, the uptrend in stocks will not begin in earnest until commodity prices firm. We remain hopeful that 1999 will be the pivotal year.

IVY MANAGEMENT, INC.

Board of Trustees
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

Legal Counsel
Dechert Price & Rhoads
Boston, MA

Officers
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

Custodian
Brown Brothers Harriman & Co.
Boston, MA

Transfer Agent
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

Auditors
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

Investment Manager
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

Distributor
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (11/87)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY CANADA FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy Canada Fund was down 36.77%. The Toronto Stock Exchange 300 (TSE 300) was down 8.10% for the same period. The underperformance of the Fund is attributed primarily to its focus on natural resource sectors. As a result of the slowdown in economic growth in many of the world's developing nations, in particular Asia and Latin America, demand for commodities has significantly decreased. The TSE 300 is more heavily weighted toward the Canadian financial/banking sectors and the overall Canadian economy, and is therefore less sensitive to slower world economic growth.

The Toronto Stock Exchange 300 is an unmanaged index of Canadian stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY CANADA FUND                                   Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a    (40.02%)  (36.86%)
                                                                         C:        C:        C:        C:
 1 year                                              n/a    (40.41%)     n/a       n/a    (37.47%)  (36.84%)     n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a       n/a       n/a
                                                                         C:        C:        C:        C:
 5 year                                           (12.41%)  (12.47%)     n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a       n/a       n/a
                                                                         C:        C:        C:        C:
 10 year                                           (4.83%)   (4.90%)     n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                      (12.28%)  (11.90%)  (12.35%)  (11.97%)
                                                                         C:        C:        C:        C:
 Since Inception(5)                                (3.69%)   (4.02%)     n/a       n/a       n/a    (22.19%)     n/a    (41.32%)

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A commenced operations November 18, 1987; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Canada Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

FOREIGN EQUITY SECURITIES -- 100.72%   SHARES       VALUE                   FOREIGN EQUITY SECURITIES             SHARES
-------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS -- .42%
Semi-Tech Corporation(a)...            300,000   $    21,485
                                                 -----------
DIAMONDS -- 4.73%
Aber Resources, Ltd.(a)...              20,000       111,983
De Beers Consolidated Mines Ltd. ...    10,000       127,500
                                                 -----------
                                                     239,483
                                                 -----------
ENERGY SERVICE -- 13.80%
Diamond Offshore Drilling, Inc. ...      5,000       118,437
Ensign Resource Service Group,
  Inc. ...........                      20,000       175,788
NQL Drilling Tools Inc. -- Class
  A(a)............                      25,000        65,107
Noble Drilling Corporation(a)...        15,000       194,062
Weatherford International,
  Inc.(a).........                       7,500       145,312
                                                 -----------
                                                     698,706
                                                 -----------
FOOD/AGRICULTURE -- 1.61%
Saskatchewan Wheat Pool...              12,500        81,383
                                                 -----------
GAS PRODUCERS -- 16.89%
Elk Point Resources, Inc.(a)...         75,000       195,320
Fletcher Challenge Energy...            56,751       111,388
Merit Energy Ltd.(a)...                 50,000       170,905
Niko Resources Ltd.(a)...               45,000       164,069
Noble Affiliates, Inc. ...               3,000        73,875
Penn West Petroleum Ltd.(a)...          10,000       107,426
Remington Energy Ltd.(a)...             10,000        32,228
                                                 -----------
                                                     855,211
                                                 -----------
INDUSTRIAL PRODUCTS -- 10.92%
BASF AG...........                         500        19,078
Cameco Corporation...                    7,500       134,038
IPSCO, Inc. ......                       1,400        24,838
International Uranium Corp.(a)...      380,000       133,599
Offshore Systems International
  Ltd.(a).........                     258,824        60,664
Slater Steel, Inc. ...                  37,500       180,671
                                                 -----------
                                                     552,888
                                                 -----------
JUNIOR PRECIOUS METALS -- 9.38%
Golden Knight Resources, Inc.(a)...    300,000        87,894
Meridian Gold, Inc.(a)...               35,000       205,086
Orvana Minerals Corporation(a)...      400,000       182,299
                                                 -----------
                                                     475,279
                                                 -----------
METALS & MINERALS -- 8.77%
Billiton Plc......                      50,000        99,412
Breakwater Resources, Ltd.(a)...       200,000       123,703
Pasminco Limited...                    150,000       114,085
Teck Corporation Class B...              5,000        36,460
Tenke Mining Corp.(a)...                75,000        15,626
Western Garnet Company Ltd.(a)...       40,000        54,690
                                                 -----------
                                                     443,976
                                                 -----------
OIL PRODUCERS -- 8.61%
Hurricane Hydrocarbons Ltd. -- Class
  A(a)............                      25,000        28,647
Pacalta Resources Ltd.(a)...            40,000       113,286
Talisman Energy INC.(a)...               7,500       131,597
Vermilion Resources Ltd.(a)...          50,000        92,777
YPF S. A. ADR Class D...                 2,500        69,844
                                                 -----------
                                                     436,151
                                                 -----------
PAPER & FOREST PRODUCTS -- 7.62%
Alliance Forest Products, Inc.(a)...    12,500   $   118,820
Sino-Forest Corp. Class A(a)...        250,000       266,937
                                                 -----------
                                                     385,757
                                                 -----------
PLATINUM GROUP METALS -- 7.58%
Anglo American Platinum Corporation
  Limited.........                      12,500       171,480
Industrias Penoles S.A. ...             50,000       149,650
Lonrho PLC........                      11,500        62,655
                                                 -----------
                                                     383,785
                                                 -----------
SENIOR PRECIOUS METALS -- 10.39%
Acacia Resources Ltd. ...               38,000        56,288
Delta Gold NL.....                      37,000        56,282
Freeport-McMoRan Copper & Gold,
  Inc. ...........                      13,500       140,906
Gold Fields Limited(a)...               30,000       165,742
Vengold Inc.(a)...                     175,000       107,100
                                                 -----------
                                                     526,318
                                                 -----------
TOTAL FOREIGN EQUITY
  SECURITIES -- 100.72%
  (Cost -- $10,903,825).......................     5,100,422
                                                 -----------
FOREIGN BONDS -- .38%                 PRINCIPAL
                  --                  --------
William Resources, Inc.
  8.00%, 01/23/02 (b)
  (Cost -- $145,053)...               $495,000        19,336
                                                 -----------
TOTAL FOREIGN INVESTMENTS -- 101.10%
  (Cost -- $11,048,878)(Cost on Federal income
    tax basis -- $11,084,800).................     5,119,758
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.10)%...........................       (55,494)
                                                 -----------
NET ASSETS -- 100%............................   $ 5,064,264
                                                 ===========
ADR -- American Depository Receipt
(a) Non-income producing security
(b) Issuer is in default on interest payments.
OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation based on
cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation.............   $   316,610
    Gross unrealized depreciation.............    (6,245,730)
                                                 -----------
        Net unrealized depreciation for
  financial
          statement purposes..................    (5,929,120)
    Less: tax basis adjustments...............       (35,922)
                                                 -----------
        Net unrealized depreciation for
  Federal
          income tax purposes.................   $(5,965,042)
                                                 ===========
Purchases and sales of investments (excluding short-term
obligations) aggregated $6,372,711 and $8,806,740,
respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $11,048,878)......  $ 5,119,758
Receivables
  Investments sold..........................................       48,830
  Fund shares sold..........................................          552
  Dividends and interest....................................        4,921
Other assets................................................       10,322
                                                              -----------
    Total assets............................................    5,184,383
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       10,700
  Management and advisory fees..............................        3,694
  12b-1 service and distribution fees.......................        2,252
  Other payables to related parties.........................        7,275
Due to custodian............................................       78,174
Accrued expenses............................................       18,024
                                                              -----------
  Total liabilities.........................................      120,119
                                                              -----------
NET ASSETS..................................................  $ 5,064,264
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($4,030,365/1,167,819 shares outstanding).................  $      3.45
                                                              ===========
Maximum offering price per share ($3.45 x 100/94.25)*.......  $      3.66
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($803,760/234,995 shares outstanding)...............  $      3.42
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($216,815/62,972 shares outstanding)................  $      3.44
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($13,324/3,842 shares outstanding)..................  $      3.47
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $14,648,567
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (3,622,833)
  Accumulated net investment loss...........................      (32,933)
  Net unrealized depreciation on investments and
    foreign currency transactions...........................   (5,928,537)
                                                              -----------
NET ASSETS..................................................  $ 5,064,264
                                                              ===========

  *On sales of more than $50,000 the offering price is reduced.
 **Subject to a maximum deferred sales charge of 5%.
***Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $5,590 foreign taxes withheld...........            $    72,309
  Interest..................................................                 68,985
                                                                        -----------
                                                                            141,294
                                                                        -----------
EXPENSES
  Management fee............................................  $38,316
  Advisory fee..............................................   26,821
  Transfer agent............................................   56,944
  Administrative services fee...............................    7,663
  Custodian fees............................................   45,501
  Blue Sky fees.............................................   30,979
  Auditing and accounting fees..............................   27,196
  Shareholder reports.......................................    5,817
  Fund accounting...........................................   26,360
  Trustees' fees............................................    8,471
  12b-1 service and distribution fees.......................   39,248
  Legal.....................................................   21,417
  Other.....................................................   20,112
                                                                        -----------
Total expenses..............................................                354,845
                                                                        -----------
NET INVESTMENT LOSS.........................................               (213,551)
                                                                        -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................             (1,621,691)
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................             (1,424,513)
                                                                        -----------
    Net loss on investment transactions.....................             (3,046,204)
                                                                        -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $(3,259,755)
                                                                        ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
DECREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $  (213,551)  $  (329,750)
  Net realized (loss) gain on investments and foreign
    currency transactions...................................   (1,621,691)      599,116
  Net change in unrealized depreciation on investments and
    foreign currency transactions...........................   (1,424,513)   (4,015,909)
                                                              -----------   -----------
    Net decrease resulting from operations..................   (3,259,755)   (3,746,543)
                                                              -----------   -----------
Class A distributions
  In excess of net investment income........................           --      (156,088)
  From net realized gain....................................      (30,944)     (529,266)
  In excess of net realized gain............................           --    (1,387,244)
                                                              -----------   -----------
    Total distributions to Class A shareholders.............      (30,944)   (2,072,598)
                                                              -----------   -----------
Class B distributions
  In excess of net investment income........................           --       (27,307)
  From net realized gain....................................       (6,237)      (92,594)
  In excess of net realized gain............................           --      (242,694)
                                                              -----------   -----------
    Total distributions to Class B shareholders.............       (6,237)     (362,595)
                                                              -----------   -----------
Class C distributions
  In excess of net investment income........................           --        (5,985)
  From net realized gain....................................       (1,648)      (20,295)
  In excess of net realized gain............................           --       (53,194)
                                                              -----------   -----------
    Total distributions to Class C shareholders.............       (1,648)      (79,474)
                                                              -----------   -----------
Advisor Class distributions
  From net realized gain....................................          (99)           --
                                                              -----------   -----------
    Total distributions to Advisor Class shareholders.......          (99)           --
                                                              -----------   -----------
Fund share transactions (Note 5)
  Class A...................................................   (1,854,513)   (1,566,391)
  Class B...................................................     (188,873)      363,532
  Class C...................................................       (3,292)      390,361
  Advisor Class.............................................       21,452            --
                                                              -----------   -----------
    Net decrease resulting from Fund share transactions.....   (2,025,226)     (812,498)
                                                              -----------   -----------
TOTAL DECREASE IN NET ASSETS................................   (5,323,909)   (7,073,708)
NET ASSETS
  Beginning of period.......................................   10,388,173    17,461,881
                                                              -----------   -----------
  END OF PERIOD.............................................  $ 5,064,264   $10,388,173
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                     FOR THE SIX        FOR THE
CLASS A                                                                                              MONTHS ENDED      YEAR ENDED
                                                        FOR THE YEAR ENDED DECEMBER 31,              DECEMBER 31,       JUNE 30,
                                                 ----------------------------------------------      ------------      ----------
                                                  1998         1997         1996         1995            1994             1994
SELECTED PER SHARE DATA                          -------      -------      -------      -------      ------------      ----------
Net asset value, beginning of period...........  $  5.50      $  9.64      $  9.21      $  8.90        $  9.85          $ 10.04
                                                 -------      -------      -------      -------        -------          -------
  Income (loss) from investment operations
  Net investment loss..........................     (.15)        (.22)        (.21)        (.19)(a)       (.11)            (.11)
  Net realized and unrealized (loss) gain on
    investment transactions....................    (1.87)       (2.19)        2.29          .75           (.81)             .24
                                                 -------      -------      -------      -------        -------          -------
    Total from investment operations...........    (2.02)       (2.41)        2.08          .56           (.92)             .13
                                                 -------      -------      -------      -------        -------          -------
  Less distributions
  In excess of net investment income...........       --          .15           --           --             --               --
  From net realized gain.......................      .03          .44         1.65          .25             --              .31
  In excess of net realized gain...............       --         1.14           --           --             --               --
  From capital paid-in.........................       --           --           --           --            .03              .01
                                                 -------      -------      -------      -------        -------          -------
    Total distributions........................      .03         1.73         1.65          .25            .03              .32
                                                 -------      -------      -------      -------        -------          -------
Net asset value, end of period.................  $  3.45      $  5.50      $  9.64      $  9.21        $  8.90          $  9.85
                                                 =======      =======      =======      =======        =======          =======
Total return(%)................................   (36.77)(b)   (23.75)(b)    23.86(b)      6.37(b)       (9.38)(c)         1.05(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).......  $ 4,030      $ 8,538      $15,249      $19,353        $23,296          $34,549
Ratio of expenses to average net assets(%).....     4.59         2.89         2.79         2.90(e)        2.44(d)          2.05
Ratio of net investment loss to average net
  assets(%)....................................    (2.75)       (2.11)       (1.78)       (2.13)(a)      (1.85)(d)        (1.09)
Portfolio turnover rate(%).....................       84           93           56           21             36               62

                                                                                                                   FOR THE PERIOD
                                                                                                 FOR THE SIX       APRIL 1, 1994
CLASS B                                                                                          MONTHS ENDED      (COMMENCEMENT)
                                                    FOR THE YEAR ENDED DECEMBER 31,              DECEMBER 31,       TO JUNE 30,
                                             ----------------------------------------------      ------------      --------------
                                              1998         1997         1996         1995            1994               1994
SELECTED PER SHARE DATA                      -------      -------      -------      -------      ------------      --------------
Net asset value, beginning of period.......  $  5.46      $  9.59      $  9.21      $  8.90        $  9.85            $ 10.16
                                             -------      -------      -------      -------        -------            -------
  Income (loss) from investment operations
  Net investment loss......................     (.15)        (.24)        (.17)        (.20)(a)       (.09)              (.02)
  Net realized and unrealized (loss) gain
    on investment transactions.............    (1.86)       (2.18)        2.19          .71           (.86)              (.29)
                                             -------      -------      -------      -------        -------            -------
    Total from investment operations.......    (2.01)       (2.42)        2.02          .51           (.95)              (.31)
                                             -------      -------      -------      -------        -------            -------
  Less distributions
  In excess of net investment income.......       --          .13           --           --             --                 --
  From net realized gain...................      .03          .44         1.64          .20             --                 --
  In excess of net realized gain...........       --         1.14           --           --             --                 --
                                             -------      -------      -------      -------        -------            -------
    Total distributions....................      .03         1.71         1.64          .20             --                 --
                                             -------      -------      -------      -------        -------            -------
Net asset value, end of period.............  $  3.42      $  5.46      $  9.59      $  9.21        $  8.90            $  9.85
                                             =======      =======      =======      =======        =======            =======
Total return(%)............................   (36.86)(b)   (24.03)(b)    23.26(b)      5.74(b)       (9.64)(c)          (3.05)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...  $   804      $ 1,501      $ 2,040      $ 1,142        $   741            $   227
Ratio of expenses to average net
  assets(%)................................     4.84         3.23         3.30         3.50(e)        3.03(d)            2.68(d)
Ratio of net investment loss to average net
  assets(%)................................    (3.00)       (2.45)       (2.30)       (2.73)(a)      (2.44)(d)          (1.72)(d)
Portfolio turnover rate(%).................       84           93           56           21             36                 62

    The accompanying notes are an integral part of the financial statements.

                                                                                        FOR THE PERIOD
                                                                                        APRIL 30, 1996
CLASS C                                                        FOR THE YEAR ENDED       (COMMENCEMENT)
                                                                  DECEMBER 31,          TO DECEMBER 31,
                                                              --------------------      ---------------
                                                               1998         1997             1996
SELECTED PER SHARE DATA                                       -------      -------      ---------------
Net asset value, beginning of period........................  $  5.49      $  9.62          $ 10.67
                                                              -------      -------          -------
  Income (loss) from investment operations
  Net investment loss.......................................     (.13)        (.24)            (.14)
  Net realized and unrealized (loss) gain on investment
    transactions............................................    (1.89)       (2.18)             .72
                                                              -------      -------          -------
    Total from investment operations........................    (2.02)       (2.42)             .58
                                                              -------      -------          -------
  Less distributions
  In excess of net investment income........................       --          .13               --
  From net realized gain....................................      .03          .44             1.63
  In excess of net realized gain............................       --          114               --
                                                              -------      -------          -------
    Total distributions.....................................      .03         1.71             1.63
                                                              -------      -------          -------
Net asset value, end of period..............................  $  3.44      $  5.49          $  9.62
                                                              =======      =======          =======
Total return(%).............................................   (36.84)(b)   (23.95)(b)         6.51(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $   217      $   349          $   173
Ratio of expenses to average net assets(%)..................     4.70         3.14             3.15(d)
Ratio of net investment loss to average net assets(%).......    (2.86)       (2.37)           (2.15)(d)
Portfolio turnover rate(%)..................................       84           93               56

                                                                  FOR THE PERIOD
                                                                  APRIL 30, 1998
ADVISOR CLASS                                                     (COMMENCEMENT)
                                                                  TO DECEMBER 31,
                                                                  ---------------
                                                                       1998
SELECTED PER SHARE DATA                                           ---------------
Net asset value, beginning of period........................          $  5.96
                                                                      -------
  Loss from investment operations
  Net investment loss.......................................             (.06)
  Net realized and unrealized loss on investments...........            (2.40)
                                                                      -------
    Total from investment operations........................            (2.46)
                                                                      -------
  Less distributions
  From net realized gain....................................              .03
                                                                      -------
    Total distributions.....................................              .03
                                                                      -------
Net asset value, end of period..............................          $  3.47
                                                                      =======
Total return(%)(c)..........................................           (41.32)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $    13
Ratio of expenses to average net assets(%)(d)...............             3.92
Ratio of net investment loss to average net assets(%)(d)....            (2.08)
Portfolio turnover rate(%)..................................               84

(a) Net investment loss is net of expenses reimbursed by Manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized
(e) The ratio of expenses to average net assets is net of expenses reimbursed by Manager. Without the expense reimbursement, the ratio of expenses to average net assets would have been 3.23% and 3.83% for Class A and Class B, respectively, for the year ended December 31, 1995.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Canada Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $75,794. These dividends were subject to foreign withholding tax in the amount of $5,590. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $2,675,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

     Pursuant to Section 852 of the Code, the Fund designates $38,928 as long-term capital gain dividends for its taxable year ended December 31, 1998.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized loss on investment transactions.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI), a wholly owned subsidiary of Mackenzie Investment Management, Inc. (MIMI), is the Manager of the Fund. For its services, IMI receives a fee monthly at the annual rate of .50% of the Fund's average net assets.

     Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Adviser of the Fund. For its services, MFC receives a fee monthly at the annual rate of .35% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by MIMI, a subsidiary of MFC.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the period ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $1,888.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class A shares are also subject to an ongoing distribution fee at an annual rate of .15% of the average net assets of Class A shares. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $24,853, $11,532 and $2,863 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $50,589, $5,356, $943 and $56, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF RISK

     The Fund primarily invest in equity securities of Canadian companies. Therefore, the Fund is more susceptible to factors adversely affecting Canadian securities than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   388,034   $ 1,808,196    298,986   $ 2,635,521
Issued on reinvestment of
 distributions................     8,209        27,183    361,059     1,859,358
Repurchased...................  (780,045)   (3,689,892)  (690,062)   (6,061,270)
                                --------   -----------   --------   -----------
Net decrease..................  (383,802)  $(1,854,513)   (30,017)  $(1,566,391)
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................    37,485   $   173,489     70,576   $   643,792
Issued on reinvestment of
 distributions................     1,803         6,239     60,223       307,742
Repurchased...................   (79,053)     (368,601)   (68,785)     (588,002)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......   (39,765)  $  (188,873)    62,014   $   363,532
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1998        DECEMBER 31, 1997
                                ----------------------   ----------------------
CLASS C                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................     7,136   $    28,708     51,492   $   488,373
Issued on reinvestment of
 distributions................       344         1,134     11,742        60,359
Repurchased...................    (8,062)      (33,134)   (17,649)     (158,371)
                                --------   -----------   --------   -----------
Net (decrease)/increase.......      (582)  $    (3,292)    45,585   $   390,361
                                ========   ===========   ========   ===========

                                    FOR THE PERIOD
                                    APRIL 30, 1998
                                    (COMMENCEMENT)
                                 TO DECEMBER 31, 1998
                                ----------------------
ADVISOR CLASS                    SHARES      AMOUNT
-------------                   --------   -----------
Sold..........................     5,316   $    27,144
Issued on reinvestment of
 distributions................        30            99
Repurchased...................    (1,504)       (5,791)
                                --------   -----------
Net increase..................     3,842   $    21,452
                                ========   ===========

6. SUBSEQUENT EVENT

     The Fund intends to enter into an Agreement and Plan of Reorganization (the "Reorganization") on March 11, 1999, providing for the transfer of all or substantially all of the assets of the Fund to Ivy Global Natural Resources Fund. Pursuant to the Reorganization each shareholder of the Fund will become a shareholder of Ivy Global Natural Resources Fund and will hold the number of full and fractional Class A, Class B, Class C and Advisor Class Shares of Ivy Global Natural Resources Fund having an aggregate net asset value equal to the aggregate net asset value of each shareholders' Class A, Class B, Class C and Advisor Class shares of the Fund held as of the close of business on the business day preceding the closing day. The closing day is expected to occur on March 12, 1999. The Reorganization is subject to shareholder approval.

     Ivy Global Natural Resources Fund is a separate portfolio of Ivy Fund and has investment objectives and policies that are similar to the Fund's investment objectives and policies. The interests of the Fund's shareholders will not be diluted as a result of the Reorganization.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Canada Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02ICF123198

December 31, 1998

IVY US
EMERGING
GROWTH
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

IVY FUNDS(R)

MARKET COMMENTARY

For the twelve months ended December 31, 1998, the Ivy US Emerging Growth Fund posted a gain of 18.00%. Compared to its benchmark, the Russell 2000 Growth Index, which was up only 1.23%, the Fund had an outstanding year. However, 1998 was another year in which small-cap stocks continued to lag the large-cap sector, as the S&P 500 returned 29.78% for the year. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

The first half of the year proved to be fairly routine. Although investors kept a wary eye on the Asian economic crisis, overseas problems appeared to be a net positive for the US economy and stock market, keeping inflation and interest rates in check despite the tight labor market.

Then came the twin debacles: the Russian default and the widely publicized collapse of a well-known hedge fund. With world financial markets strained, investors sought safety, shunning US emerging growth stocks along with every other financial instrument perceived to have above-average risk. According to our research, by early October, the US emerging growth sector had reached its lowest level of relative valuation in over a decade; and it certainly looked as if we were going to have a miserable year.

However, that all changed in mid-October when the Federal Reserve Board cut interest rates for the second time. In our view, this second cut signaled that the US central bank was not about to stand by and allow overseas problems to force the US into a severe recession. Suddenly, investor confidence appeared to be restored. The move by the Federal Reserve, combined with the winding down of mutual fund tax-loss selling, which put additional pressure on stock prices and attractive relative valuations for small-cap stocks, caused a rally that carried through to the end of the year with barely a pause along the way.

During this period, the Fund's technology stocks contributed strongly to the Fund's performance. As more and more consumers opted to get online rather than stand in line, and the movie "You've Got Mail" drew record audiences, it became apparent that the Internet had not only become mainstream, but was also creating solid opportunities for many young companies. By year-end, technology represented approximately 40% of the Fund's portfolio, about as high as we want to go, considering that valuations in tech stocks are now less compelling and Y2k issues may disrupt normal technology buying patterns.

With all the volatility that we experienced during 1998, it is easy to overlook one important fact: throughout the year, the majority of the Fund's portfolio companies produced strong earnings growth. We believe that over the long term, earnings are the most important determinant of stock prices, even though shifts in investor psychology can certainly have a profound impact on short-term performance. Given our belief in the importance of earnings growth, we seek out well-positioned companies operating in fertile sectors of the economy. Our focus is on smaller companies for two reasons. First, it's generally easier to grow from a small base. Second, these smaller companies are often more flexible and opportunistic, and are thus, we believe, able to take advantage of change.

Our research indicates that relative valuations of emerging growth stocks are still solidly at the low end of their historic range despite the powerful year-end rally. Therefore, we are cautiously optimistic that 1999 will be another rewarding year for US emerging growth investors.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

IVY US EMERGING GROWTH FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the Ivy US Emerging Growth Fund was up 18.00%. This compares favorably to the Russell 2000 Growth Index, which was up 1.23% for the same period. The primary reason for the Fund's outperformance was its 40% weighting in technology, a sector of the US market that was very strong in 1998. At year-end, technology stocks comprised 25% of the Russell 2000 Growth Index.

The Russell 2000 Growth Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (4/93)
                            OF A $10,000 INVESTMENT

                                    (GRAPH)

                          ONE-, THREE-, FIVE-YEAR AND
                     SINCE INCEPTION CUMULATIVE PERFORMANCE

                                    (CHART)
            The chart above reflects performance without the maximum sales charge of 5.75%.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY US EMERGING GROWTH FUND                       Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a     12.13%    17.13%
                                                                         C:        C:        C:        C:
 1 year                                              n/a     11.21%      n/a       n/a     16.19%    17.19%      n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a     15.35%    15.58%
                                                                         C:        C:        C:        C:
 5 year                                              n/a     15.06%      n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                       14.85%    14.94%    14.81%    14.90%
                                                                         C:        C:        C:        C:
 Since Inception(5)                                20.88%    20.86%      n/a       n/a       n/a      5.69%      n/a     13.78%

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A commenced operations March 3, 1993 (performance here is calculated based on the date the Fund first became available for sale to the public, April 30, 1993); Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 18, 1998.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy US Emerging Growth Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

COMMON STOCKS -- 99.10%         SHARES       VALUE                          COMMON STOCKS                  SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER -- 13.00%
------------------------------
EDUCATIONAL SERVICES -- 2.05%
Advantage Learning Systems,
  Inc.(b).....................   15,400   $  1,012,550
Apollo Group, Inc.(b).........   25,800        873,975
Sylvan Learning Systems,
  Inc.(b).....................   23,000        701,500
                                          ------------
                                             2,588,025
                                          ------------
ENTERTAINMENT -- 4.91%
Action Performance Companies,
  Inc.(b).....................   32,200      1,139,075
Dave & Buster's, Inc.(b)......   40,150        925,959
Family Golf Centers,
  Inc.(b).....................   50,300        993,425
International Speedway
  Corporation -- Class A......   18,400        745,200
Premier Parks, Inc.(b)........   79,200      2,395,800
                                          ------------
                                             6,199,459
                                          ------------
MISCELLANEOUS CONSUMER --2.49%
Blyth Industries, Inc.(b).....   29,400        918,750
Carriage Services, Inc.(b)....   18,700        531,781
Cutter & Buck, Inc.(b)........   38,100      1,419,225
Rock of Ages Corporation(b)...   19,000        270,750
                                          ------------
                                             3,140,506
                                          ------------
RESTAURANTS -- .05%
P.F. Chang's China Bistro,
  Inc.(b).....................    2,500         56,875
                                          ------------
SPECIALTY RETAIL -- 3.50%
Dollar Tree Stores, Inc.(b)...   28,875      1,261,477
Guitar Center, Inc.(b)........   47,800      1,177,075
Hibbet Sporting Goods,
  Inc.(b).....................   32,600        790,550
Party City Corp.(b)...........   59,200        854,700
Restoration Hardware,
  Inc.(b).....................   12,600        338,625
                                          ------------
                                             4,422,427
                                          ------------
HEALTHCARE -- 19.81%
------------------------------
BIOTECHNOLOGY -- 3.46%
Agouron Pharmaceuticals,
  Inc.(b).....................   20,200      1,186,750
Alkermes, Inc.(b).............   14,700        326,156
Geltex Pharmaceuticals,
  Inc.(b).....................   21,600        488,700
PathoGenesis Corp.(b).........   14,500        841,000
Pharmacyclics, Inc.(b)........   18,300        466,650
US Bioscience, Inc.(b)........   56,000        402,500
Vertex Pharmaceuticals
  Incorporated(b).............   22,000        654,500
                                          ------------
                                             4,366,256
                                          ------------
DENTAL CARE -- 1.52%
Monarch Dental
  Corporation(b)..............   35,000        141,094
Orthodontic Centers of
  America, Inc.(b)............   91,800      1,784,363
                                          ------------
                                             1,925,457
                                          ------------
HEALTHCARE INFORMATION
  SYSTEMS -- 2.95%
First Consulting Group,
  Inc.(b).....................   72,800      1,492,400
MedQuist Inc.(b)..............   34,300      1,354,850
QuadraMed Corporation(b)......   42,900        879,450
                                          ------------
                                             3,726,700
                                          ------------
HEALTHCARE SERVICES -- 5.07%
Curative Health Services,
  Inc.(b).....................   25,300        847,550
Health Management Associates,
  Inc.(b).....................   44,525        962,853
Serologicals Corporation(b)...   84,300      2,529,000
Total Renal Care Holdings,
  Inc.(b).....................   69,674      2,059,738
                                          ------------
                                             6,399,141
                                          ------------
MEDICAL DEVICES &
  INSTRUMENTS -- .39%
Ventana Medical Systems,
  Inc.(b).....................   23,000        497,375
                                          ------------
PHARMACEUTICALS -- 3.92%
Anesta Corp.(b)...............   44,800      1,192,800
ChiRex Inc.(b)................   44,300        946,913
Cima Labs Inc.(b).............   18,000         47,250
EPIX Medical, Inc.(b).........   48,000        447,000
Inhale Therapeutic
  Systems(b)..................   13,000        429,000
Medicis Pharmaceutical
  Corporation -- Class A(b)...   15,500        924,188
Nastech Pharmaceutical
  Co.(b)......................   26,000        100,750
Sepracor, Inc.(b).............    9,900        866,869
                                          ------------
                                             4,954,770
                                          ------------
PHARMACY SERVICES -- 1.10%
NCS Healthcare, Inc. Class
  A(b)........................   28,200   $    669,750
Omnicare, Inc ................   20,700        719,325
                                          ------------
                                             1,389,075
                                          ------------
PHYSICIAN PRACTICE
  MANAGEMENT -- 1.40%
Pediatrix Medical Group,
  Inc.(b).....................   23,900      1,432,506
Vision Twenty-One, Inc.(b)....   64,600        339,150
                                          ------------
                                             1,771,656
                                          ------------
SERVICES 26.76%
------------------------------
BROADCAST MEDIA -- 1.09%
Metro Networks, Inc.(b).......   32,400      1,381,050
                                          ------------
BUSINESS SERVICES -- 8.32%
Abacus Direct
  Corporation(b)..............   18,500        841,750
HA-LO Industries, Inc.(b).....   45,900      1,726,987
Inspire Insurance Solutions,
  Inc.(b).....................   42,750        785,531
Metzler Group, Inc.(b)........   32,180      1,566,763
NOVA Corporation(b)...........   35,607      1,235,117
Profit Recovery Group
  International,
  Inc.(The)(b)................   46,700      1,748,331
Romac International,
  Inc.(b).....................   44,100        981,225
SM&A Corporation(b)...........   34,000        646,000
Transaction Network Services,
  Inc.(b).....................   48,800        979,050
                                          ------------
                                            10,510,754
                                          ------------
CONSUMER FINANCE -- .71%
Litchfield Financial Corp. ...   47,327        899,213
                                          ------------
DISTRIBUTION -- 2.33%
CHS Electronics, Inc.(b)......   55,200        934,950
MSC Industrial Direct Co,
  Inc.(b).....................   57,400      1,298,675
U.S.A. Floral Products,
  Inc.(b).....................   61,500        707,250
                                          ------------
                                             2,940,875
                                          ------------
FINANCIAL SERVICES -- 2.35%
Federal Agricultural Mortgage
  Corp. Class C(b)............    9,350        347,118
Knight/Trimark Group,
  Inc.(b).....................   67,000      1,603,812
Willis Lease Finance
  Corporation(b)..............   64,100      1,009,575
                                          ------------
                                             2,960,505
                                          ------------
INFORMATION SERVICES -- 5.46%
Dendrite International,
  Inc.(b).....................   29,300        731,584
FactSet Research Systems
  Inc.(b).....................   36,100      2,229,175
Forrester Research, Inc.(b)...  13,600..       595,000
Lason Holdings, Inc.(b).......   35,900      2,088,931
Meta Group, Inc.(b)...........   41,900      1,246,525
                                          ------------
                                             6,891,215
                                          ------------
SOCIAL SERVICES -- 3.54%
Children's Comprehensive
  Services, Inc.(b)...........   58,200        822,075
Cornell Corrections,
  Inc.(b).....................   46,200        877,800
Maximus, Inc.(b)..............   24,300        899,100
Wackenhut Corrections
  Corporation(b)..............   65,600      1,877,800
                                          ------------
                                             4,476,775
                                          ------------
TELECOMMUNICATION
  SERVICES -- 1.84%
Global Crossing Ltd.(a)(b)....   18,000        812,250
Pacific Gateway Exchange,
  Inc.(b).....................   11,900        571,944
WinStar Communications,
  Inc.(b).....................   24,000        936,000
                                          ------------
                                             2,320,194
                                          ------------
TELESERVICES -- 1.12%
Sykes Enterprises, Inc.(b)....   46,200      1,409,100
                                          ------------
TECHNOLOGY -- 39.53%
------------------------------
ELECTRONIC COMMERCE -- 3.94%
Pegasus Systems, Inc.(b)......   42,000      1,512,000
QRS Corporation(b)............   27,700      1,329,600
Sterling Commerce, Inc.(b)....   15,400        693,000
Transaction Systems
  Architects, Inc.(b).........   28,900      1,445,000
                                          ------------
                                             4,979,600
                                          ------------
ELECTRONIC DESIGN
  AUTOMATION -- .46%
Synopsys, Inc.(b).............   10,800        585,900
                                          ------------
ELECTRONIC MANUFACTURING
  SERVICES -- .71%
Sanmina Corporation(b)........   14,400        900,000
                                          ------------

DECEMBER 31, 1998

COMMON STOCKS                   SHARES       VALUE                          COMMON STOCKS                  SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------------------
INTERNET -- 3.89%
Broadvision, Inc.(b)..........   27,500   $    880,000
CNET, Inc.(b).................   16,900        926,331
DoubleClick Inc.(b)...........    7,300        332,606
Exodus Communications,
  Inc.(b).....................   19,000      1,220,750
Inktomi Corporation(b)........    5,100        659,813
NetGravity, Inc.(b)...........   17,400        291,450
Pilot Network Services,
  Inc.(b).....................   67,700        605,069
                                          ------------
                                             4,916,019
                                          ------------
MISCELLANEOUS
  TECHNOLOGY -- 1.42%
Gemstar International Group
  Ltd.(b).....................   15,400        881,650
Molecular Devices
  Corporation(b)..............   41,700        906,975
                                          ------------
                                             1,788,625
                                          ------------
NETWORK EQUIPMENT &
  SOFTWARE -- 5.59%
American Power Conversion
  Corp.(b)....................   31,600      1,530,625
Ascend Communications
  Inc.(b).....................   14,100        927,075
Concord Communications,
  Inc.(b).....................   16,000        908,000
Micromuse Inc.(b).............   23,900        466,050
Network Appliance, Inc.(b)....   45,600      2,052,000
Visual Networks, Inc.(b)......   31,500      1,181,250
                                          ------------
                                             7,065,000
                                          ------------
OPERATIONAL SUPPORT
  SYSTEMS -- .85%
DSET Corporation(b)...........   43,700        453,388
International
  Telecommunication Data
  Systems, Inc.(b)............   42,000        619,500
                                          ------------
                                             1,072,888
                                          ------------
SEMICONDUCTORS -- 3.77%
Altera Corporation(b).........   17,000      1,034,875
Artisan Components, Inc.(b)...   11,100         58,969
Genesis Microchip
  Inc.(a)(b)..................   33,600        814,800
Maxim Integrated Products,
  Inc.(b).....................   19,800        865,013
Sipex Corporation(b)..........   16,500        579,563
Vitesse Semiconductor
  Corporation(b)..............   30,900      1,409,813
                                          ------------
                                             4,763,033
                                          ------------
SEMICONDUCTOR
  EQUIPMENT -- 1.98%
ASM Lithography Holding
  NV(a)(b)....................   17,000        518,500
Cerprobe Corporation(b).......   29,700        399,094
Etec Systems, Inc.(b).........   14,400        576,000
PRI Automation, Inc.(b).......   25,600        665,600
Photronics, Inc.(b)...........   14,400        345,150
                                          ------------
                                             2,504,344
                                          ------------
SOFTWARE -- 10.98%
Actuate Software
  Corporation(b)..............   36,400        718,900
Aspect Development, Inc.(b)...   22,700      1,005,893
BMC Software, Inc.(b).........   17,300        770,931
Citrix Systems, Inc.(b).......   11,700      1,135,631
Deltek Systems, Inc.(b).......   60,100      1,014,188
Great Plains Software,
  Inc.(b).....................   14,800        714,100
HNC Software Inc.(b)..........   26,500      1,071,594
H.T.E., Inc.(b)...............  126,200        631,000
IONA Technologies
  PLC-ADR(a)(b)...............   28,300      1,075,400
Network Associates, Inc.(b)...   23,550      1,560,188
New Era of Networks,
  Inc.(b).....................   29,500      1,298,000
Peregrine Systems, Inc.(b)....   13,900        644,613
Veritas Software Corp.(b).....   15,750        944,016
Visio Corporation(b)..........   35,100      1,283,344
                                          ------------
                                            13,867,798
                                          ------------
SYSTEM INTEGRATORS -- 3.65%
4Front Technologies,
  Inc.(b).....................   15,700   $    173,681
Condor Technology Solutions,
  Inc.(b).....................   35,000        350,000
Cotelligent Group, Inc.(b)....   25,800        549,862
Intelligroup, Inc.(b).........   27,300        487,987
International Network
  Services(b).................   15,700      1,044,050
Technisource, Inc.(b).........   44,200        436,475
Whittman-Hart, Inc.(b)........   56,800      1,569,100
                                          ------------
                                             4,611,155
                                          ------------
TELECOMMUNICATIONS
  EQUIPMENT -- 2.29%
Comverse Technology Inc.(b)...   12,300        873,300
Tellabs, Inc.(b)..............   13,000        891,313
Uniphase Corporation(b).......   16,200      1,123,875
                                          ------------
                                             2,888,488
                                          ------------
TOTAL INVESTMENTS -- 99.10%
(Cost -- $79,793,728)(c)...............    125,170,253
OTHER ASSETS, LESS
  LIABILITIES -- .90%..................      1,134,827
                                          ------------
NET ASSETS -- 100%.....................   $126,305,080
                                          ============
ADR -- American Depository
  Receipt
NV  -- Non-voting
(a) Foreign security
(b) Non-income producing
  security
(c) Cost is the same for Federal income tax purposes.
OTHER INFORMATION:
At December 31, 1998, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation......   $ 48,152,115
    Gross unrealized depreciation......     (2,775,590)
                                          ------------
        Net unrealized appreciation....   $ 45,376,525
                                          ============
Purchases and sales of securities other than
short-term obligations aggregated $75,332,037 and
$93,116,290, respectively, for the period ended
December 31, 1998.
Transactions in written put options during the period
ended December 31, 1998 were:

                                             NUMBER OF
                                             CONTRACTS    PREMIUMS
                                             ---------   -----------
Written....................................    63,282    $ 2,435,398
Closing purchases..........................   (63,282)    (2,435,398)
                                              -------    -----------
Outstanding at December 31, 1998...........        --    $        --
                                              =======    ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $79,793,728)......  $125,170,253
Cash........................................................     1,510,914
Receivables
  Investments sold..........................................       156,445
  Fund shares sold..........................................        70,097
Other assets................................................        12,599
                                                              ------------
  Total assets..............................................   126,920,308
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................       151,838
  Fund shares repurchased...................................       259,296
  Management fee............................................        84,485
  12b-1 service and distribution fees.......................        61,460
  Other payables to related parties.........................        46,532
Accrued expenses............................................        11,617
                                                              ------------
  Total liabilities.........................................       615,228
                                                              ------------
NET ASSETS..................................................  $126,305,080
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($62,961,261/1,928,135 shares outstanding)................  $      32.65
                                                              ============
Maximum offering price per share ($32.65 x 100/94.25)*......  $      34.64
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($52,940,372/1,657,773 shares outstanding)..........  $      31.93
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($9,663,624/302,854 shares outstanding).............  $      31.91
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($739,823/22,561 shares outstanding)................  $      32.79
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $ 83,475,017
  Accumulated net realized loss on investments..............    (2,546,462)
  Net unrealized appreciation on investments................    45,376,525
                                                              ------------
NET ASSETS..................................................  $126,305,080
                                                              ============

  *On sales of more than $50,000 the offering price is reduced.
 **Subject to a maximum deferred sales charge of 5%.
***Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................             $     7,327
  Interest..................................................                 245,641
                                                                         -----------
                                                                             252,968
                                                                         -----------
EXPENSES
  Management fee............................................  $985,816
  Transfer agent............................................   314,453
  Administrative services fee...............................   115,978
  Custodian fees............................................    17,487
  Blue Sky fees.............................................    44,148
  Auditing and accounting fees..............................    23,721
  Shareholder reports.......................................    26,793
  Fund accounting...........................................    98,957
  Trustees' fees............................................     8,471
  12b-1 service and distribution fees.......................   710,138
  Legal.....................................................    22,570
  Other.....................................................    19,131
                                                                         -----------
    Total expenses..........................................               2,387,663
                                                                         -----------
NET INVESTMENT LOSS.........................................              (2,134,695)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on
    Investments.............................................               1,164,559
    Written options.........................................                (986,707)
  Net change in unrealized appreciation on investments......              21,048,849
                                                                         -----------
    Net gain on investment transactions.....................              21,226,701
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $19,092,006
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ------------   ------------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $ (2,134,695)  $ (1,956,614)
  Net realized gain (loss) on
    Investments.............................................     1,164,559     (2,724,314)
    Written options.........................................      (986,707)            --
  Net change in unrealized appreciation on investments......    21,048,849     10,129,785
                                                              ------------   ------------
    Net increase resulting from operations..................    19,092,006      5,448,857
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................   (11,973,287)     5,850,880
  Class B...................................................    (2,537,070)    10,569,687
  Class C...................................................    (1,154,772)     5,031,194
  Advisor Class.............................................       695,130             --
                                                              ------------   ------------
    Net (decrease) increase resulting from
      Fund share transactions...............................   (14,969,999)    21,451,761
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................     4,122,007     26,900,618
NET ASSETS
  Beginning of period.......................................   122,183,073     95,282,455
                                                              ------------   ------------
  END OF PERIOD.............................................  $126,305,080.. $122,183,073
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------------
                                                             1998           1997           1996           1995           1994
SELECTED PER SHARE DATA                                     -------        -------        -------        -------        -------
Net asset value, beginning of period......................  $ 27.67        $ 26.54        $ 24.12        $ 18.38        $ 17.93
                                                            -------        -------        -------        -------        -------
  Income from investment operations
  Net investment loss.....................................     (.44)(e)       (.41)(e)       (.35)          (.24)          (.24)(a)
  Net realized and unrealized gain on investment
    transactions..........................................     5.42(e)        1.54(e)        4.84           7.90            .82
                                                            -------        -------        -------        -------        -------
    Total from investment operations......................     4.98           1.13           4.49           7.66            .58
                                                            -------        -------        -------        -------        -------
  Less distributions
  From net realized gain..................................       --             --           2.07           1.92             --
  From capital paid-in....................................       --             --             --             --            .13
                                                            -------        -------        -------        -------        -------
    Total distributions...................................       --             --           2.07           1.92            .13
                                                            -------        -------        -------        -------        -------
Net asset value, end of period............................  $ 32.65        $ 27.67        $ 26.54        $ 24.12        $ 18.38
                                                            =======        =======        =======        =======        =======
Total return(%)(b)........................................    18.00           4.26          18.52          42.07           3.29
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................  $62,961        $64,910        $55,944        $39,456        $21,493
Ratio of expenses to average net assets
  With expense reimbursement(%)...........................       --             --             --             --           2.20
  Without expense reimbursement(%)........................     1.70           1.67           1.76           1.95           2.22
Ratio of net investment loss to average net assets(%).....    (1.48)         (1.37)         (1.31)         (1.39)         (1.72)(a)
Portfolio turnover rate(%)................................       67             65             68             86             67

CLASS B
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------------
                                                             1998           1997           1996           1995           1994
SELECTED PER SHARE DATA                                     -------        -------        -------        -------        -------
Net asset value, beginning of period......................  $ 27.26        $ 26.33        $ 24.12        $ 18.38        $ 17.93
                                                            -------        -------        -------        -------        -------
  Income from investment operations
  Net investment loss.....................................     (.65)(e)       (.33)(e)       (.40)          (.35)           (29)(a)
  Net realized and unrealized gain on investment
    transactions..........................................     5.32(e)        1.26(e)        4.68           7.85            .74
                                                            -------        -------        -------        -------        -------
    Total from investment operations......................     4.67            .93           4.28           7.50            .45
                                                            -------        -------        -------        -------        -------
  Less distributions
  From net realized gain..................................       --             --           2.07           1.76             --
                                                            -------        -------        -------        -------        -------
    Total distributions...................................       --             --           2.07           1.76             --
                                                            -------        -------        -------        -------        -------
Net asset value, end of period............................  $ 31.93        $ 27.26        $ 26.33        $ 24.12        $ 18.38
                                                            =======        =======        =======        =======        =======
Total return(%)(b)........................................    17.13           3.53          17.65          41.03           2.51
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................  $52,940        $47,789        $35,321        $13,965        $ 5,015
Ratio of expenses to average net assets
  With expense reimbursement(%)...........................       --             --             --             --           2.95
  Without expense reimbursement(%)........................     2.45           2.43           2.52           2.70           2.97
Ratio of net investment loss to average net assets(%).....    (2.23)         (2.13)         (2.07)         (2.14)         (2.47)(a)
Portfolio turnover rate(%)................................       67             65             66             86             67

    The accompanying notes are an integral part of the financial statements.

                                                                                          FOR THE PERIOD
                                                                                          APRIL 30, 1996
CLASS C                                                        FOR THE YEAR ENDED         (COMMENCEMENT)
                                                                  DECEMBER 31,            TO DECEMBER 31,
                                                              --------------------        ---------------
                                                               1998          1997              1996
SELECTED PER SHARE DATA                                       ------        ------        ---------------
Net asset value, beginning of period........................  $27.23        $26.29            $29.69
                                                              ------        ------            ------
  Income (loss) from investment operations
  Net investment loss.......................................    (.63)(e)      (.34)(e)          (.14)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    5.31(e)       1.28(e)          (1.19)
                                                              ------        ------            ------
    Total from investment operations........................    4.68           .94             (1.33)
                                                              ------        ------            ------
  Less distributions
  From net realized gain....................................      --            --              2.07
                                                              ------        ------            ------
    Total distributions.....................................      --            --              2.07
                                                              ------        ------            ------
Net asset value, end of period..............................  $31.91        $27.23            $26.29
                                                              ======        ======            ======
Total return(%).............................................   17.19(b)       3.58(b)          (4.48)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $9,664        $9,484            $4,018
Ratio of expenses to average net assets(%)..................    2.40          2.39              2.52(c)
Ratio of net investment loss to average net assets(%).......   (2.18)        (2.09)            (2.07)(c)
Portfolio turnover rate(%)..................................      67            65                68

                                                               FOR THE PERIOD
                                                              FEBRUARY 18 1998
ADVISOR CLASS                                                  (COMMENCEMENT)
                                                              TO DECEMBER 31,
                                                              ----------------
                                                                    1998
SELECTED PER SHARE DATA                                       ----------------
Net asset value, beginning of period........................       $28.82
                                                                   ------
  Income from investment operations
  Net investment loss(e)....................................         (.23)
  Net realized and unrealized gain on investment
    transactions(e).........................................         4.20
                                                                   ------
    Total from investment operations........................         3.97
                                                                   ------
Net asset value, end of period..............................       $32.79
                                                                   ======
Total return(%)(d)..........................................        13.78
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $  740
Ratio of expenses to average net assets(%)(c)...............         1.22
Ratio of net investment loss to average net assets(%)(c)....        (1.00)
Portfolio turnover rate(%)..................................           67

(a) Net investment loss is net of expenses reimbursed by Manager.
(b)    Total return does not reflect a sales charge.
(c)    Annualized
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e)    Based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy US Emerging Growth Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998, the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $2,546,000 as of December 31, 1998, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $1,852,000 in 2005 and $694,000 in 2006.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income and Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $14,318.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $148,645, $469,204 and $92,289, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $164,310, $129,143, $20,825 and $175, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 1998          DECEMBER 31, 1997
                            -----------------------   -------------------------
CLASS A                      SHARES       AMOUNT        SHARES        AMOUNT
-------                     --------   ------------   ----------   ------------
Sold......................   539,705   $ 15,118,932    2,170,667   $ 56,373,000
Repurchased...............  (957,217)   (27,092,219)  (1,933,287)   (50,522,120)
                            --------   ------------   ----------   ------------
Net (decrease)/increase...  (417,512)  $(11,973,287)     237,380   $  5,850,880
                            ========   ============   ==========   ============

                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 1998          DECEMBER 31, 1997
                            -----------------------   -------------------------
CLASS B                      SHARES       AMOUNT        SHARES        AMOUNT
-------                     --------   ------------   ----------   ------------
Sold......................   362,359   $ 10,063,144      864,508   $ 22,228,831
Repurchased...............  (457,766)   (12,600,214)    (452,583)   (11,659,144)
                            --------   ------------   ----------   ------------
Net (decrease)/increase...   (95,407)  $ (2,537,070)     411,925   $ 10,569,687
                            ========   ============   ==========   ============







                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 1998          DECEMBER 31, 1997
                            -----------------------   -------------------------
CLASS C                      SHARES       AMOUNT        SHARES        AMOUNT
-------                     --------   ------------   ----------   ------------
Sold......................   141,705   $  4,043,709      267,610   $  6,926,383
Repurchased...............  (187,175)    (5,198,481)     (72,128)    (1,895,189)
                            --------   ------------   ----------   ------------
Net (decrease)/increase...   (45,470)  $ (1,154,772)     195,482   $  5,031,194
                            ========   ============   ==========   ============

                                FOR THE PERIOD
                               FEBRUARY 18, 1998
                                (COMMENCEMENT)
                             TO DECEMBER 31, 1998
                            -----------------------
ADVISOR CLASS                SHARES       AMOUNT
-------------               --------   ------------
Sold......................    30,299   $    897,744
Repurchased...............    (7,738)      (202,614)
                            --------   ------------
Net increase..............    22,561   $    695,130
                            ========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy US Emerging Growth Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IEGF123198

DECEMBER 31, 1998

IVY
BOND
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.

IVY FUNDS(R)
MARKET COMMENTARY


The year 1998 was a challenging one for corporate bonds. The year began with a positive tone characterized by large cash flows into the market, higher bond prices, and record levels of new bond issuance coming to market. This was caused by an expectation that the US economy would continue to grow, the Asian financial crisis would remain contained as a regional event, and investors would be willing to take on risk.

   What changed to cause corporate bond prices to decline significantly in late summer? The Asian financial crisis began to spread and turn into a global phenomenon. The bond market reflected concerns that Latin American countries would develop problems similar to those in Asia. In addition, Russia announced that it needed to restructure some of its debt and would devalue its currency. This sent the fixed income market into a panic. In the United States, the Asian crisis began to have a negative effect on the manufacturing sector. In a flight to quality, many investors sold all types of corporate bonds and purchased government bonds. Bond spreads widened dramatically across all qualities of corporate bonds, even AAA-rated corporate bonds. As bond spreads widen, bond prices generally decline. By late summer, prices had been pushed as low as they were the last time the US was in a recession. Yet, our research shows the economic climate in the US was quite stable and as fall approached, several events further stabilized the market. The Federal Reserve Board lowered interest rates three times, and central banks in Europe lowered interest rates as well. Russia began to have a smaller impact on other emerging countries, and the International Monetary Fund developed a package designed to help Brazil avoid the problems experienced in Asia. This led to the beginning of a recovery in corporate bond prices in November. Within this environment, for the twelve months ended December 31, 1998, the net asset value of the Ivy Bond Fund was unchanged from where it began the year. This compares to Morningstar's Corporate Bond-General universe of bond funds, which was up 6.87% for the same period. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

   In our view, the US remains in a moderate-growth, low-inflation environment, and the US economy continues to tell two stories. First, the manufacturing sector remains weak due to record-low commodity prices and export competition from Asian and Latin American countries. Second, the consumer sector remains strong. Low unemployment, rising incomes, and a strong stock market have kept the consumer buying-the consumer represents about two-thirds of our nation's GDP. We expect this environment to continue, although growth could slow somewhat in 1999.

   Despite the possibility of slower growth, we believe the environment is a positive backdrop for investing in corporate bonds. We feel that corporate bond prices are now at attractive levels. Our research shows that the higher yield which investors receive for holding corporate bonds adequately compensates them for the higher level of risk. In our view, this should provide long-term investors with higher expected returns relative to holding government bonds.

   We believe that because the Ivy Bond Fund is diversified across a broad spectrum of fixed income securities, it provides investors with a one-stop-shopping bond portfolio. By investing up to 35% of the Fund's assets in below investment grade bonds, and given our outlook for the future, we believe the Fund is well positioned. Investing at least 65% of its assets in investment grade bonds, however, should temper the additional volatility and risk of investing in below investment grade bonds.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA
OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472
AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL
INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111
DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (9/85)
                            OF A $10,000 INVESTMENT

                                    (GRAPH)

IVY BOND FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, the net asset value of the Ivy Bond Fund was unchanged from where it began the year. Its benchmark, the Morningstar Corporate Bond--General bond fund universe was up 6.87% for the same period. The primary reason for the Fund's underperformance is the difference in the composition of the Fund as compared to the benchmark. In addition to meeting its prospectus requirement of investing at least 65% of the portfolio in bonds rated Baa/BBB or higher by Moody's or S&P respectively, the Ivy Bond Fund portfolio provided greater diversification by investing approximately 25% of its assets in below investment grade bonds and 14% of its assets outside the US. In contrast, the Morningstar Corporate Bond--General bond fund universe is composed of corporate bond funds whose underlying assets are all rated BBB or higher, and which outperformed lower rated corporate bonds.

The Morningstar Corporate Bond--General bond fund benchmark is a compilation of funds that consists primarily of corporate bonds rated BBB or higher. It is not possible to invest in a benchmark.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                  Class A(1)                 Class B(2) & C(3)
                                                                                           Advisor Class(4)       CLASS I(5)
                                 w/        w/o                                               w/        w/o       w/        w/o
 IVY BOND FUND                 Reimb.    Reimb.           w/                  w/o          Reimb.    Reimb.    Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL                                   Reimb.              Reimb.
 RETURN FOR PERIODS ENDING                           w/        w/o       w/        w/o
 DECEMBER 31, 1998                                  CDSC      CDSC      CDSC      CDSC
                                                     B:        B:        B:        B:
                                                     n/a       n/a     (5.77%)   (.81%)
                                                     C:        C:        C:        C:
 1 year                          n/a     (4.75%)     n/a       n/a     (1.81%)   (.81%)      n/a       n/a       n/a       n/a
                                                     B:        B:        B:        B:
                                                     n/a       n/a       n/a       n/a
                                                     C:        C:        C:        C:
 5 year                         5.33%     5.33%      n/a       n/a       n/a       n/a       n/a       n/a       n/a       n/a
                                                     B:        B:        B:        B:
                                                     n/a       n/a       n/a       n/a
                                                     C:        C:        C:        C:
 10 year                        8.32%     8.18%      n/a       n/a       n/a       n/a       n/a       n/a       n/a       n/a
                                                     B:        B:        B:        B:
                                                    6.15%     6.48%     6.15%     6.48%
                                                     C:        C:        C:        C:
 Since Inception(6)             8.28%     2.05%      n/a       n/a       n/a      7.04%      n/a     (.30%)      n/a       n/a

(1)Class A performance figures include the maximum sales charge of 4.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class I shares are not subject to an initial sales charge or a CDSC. There were no Class I shares outstanding.
(6)Class A commenced operations September 6, 1985; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations January 20, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The principal value of Ivy Bond Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

    U.S. CORPORATE BONDS -- 76.44%      PRINCIPAL       VALUE
--------------------------------------
Amresco Inc., 9.875%, 03/15/05(b).....  $1,000,000   $    712,500
BRE Properties, 7.125%, 02/15/13......   2,000,000      2,000,000
Burlington Industries, 7.25%,
  09/15/05............................   1,000,000      1,056,250
Burlington Industries, 7.25%,
  08/01/27............................   1,000,000      1,076,250
CHS Electronics, 9.875%, 04/15/05(b)..   2,000,000      1,975,000
Circus Circus Enterprises, 7.625%,
  07/15/13(b).........................   1,000,000        868,750
Comcast Corporation, 9.375%,
  05/15/05(b).........................   2,500,000      2,653,125
Crescent Real Estate, 7.125%,
  09/15/07............................   2,000,000      1,900,400
Cyprus Amax Minerals, 8.375%,
  02/01/23............................   1,575,000      1,673,438
Darden Restaurants Inc, 7.125%,
  02/01/16............................   1,250,000      1,256,250
Delphi Financial Group Inc., 8.00%,
  10/01/03............................   2,500,000      2,668,750
Delta Air Lines, 9.30%, 01/02/11......   1,000,000      1,156,250
Delta Air Lines, 9.59%, 01/12/17......   1,500,000      1,731,465
Developers Diversified Realty Corp.,
  6.96%, 12/17/07.....................   2,000,000      2,102,500
Developers Diversified Realty Corp.,
  6.625%, 01/15/08....................   1,000,000      1,021,250
Farmers Insurance Exchange, 8.625%,
  05/01/24............................   2,000,000      2,382,500
Franchise Finance Corp America, 6.86%,
  06/15/07............................   4,000,000      3,990,000
Freeport-McMoRan Copper & Gold, 7.50%,
  11/15/06(b).........................   2,000,000      1,320,000
Goldman Sachs Group LP, 7.20%,
  03/01/07............................   1,000,000      1,053,750
Goldman Sachs Group LP 144A, 7.20%,
  10/24/12............................   1,000,000      1,075,000
Goss Graphic Systems Inc., 12.00%,
  10/15/06(b).........................   2,500,000      1,375,000
Green Tree Financial, 6.50%,
  09/26/02............................   3,000,000      2,835,000
Indianapolis Life Ins. Co. 144A,
  8.66%, 04/01/11.....................   2,000,000      1,903,125
Indiantown Cogeneration, 9.77%,
  12/15/20............................   1,500,000      2,352,500
International Knife & Saw, 11.375%,
  11/15/06(b).........................   1,300,000      1,334,125
JDN Realty Corp., 6.918%, 03/31/13....   2,000,000      2,022,500
Jackson National Life Ins. Co. 144A,
  8.15%, 03/15/27.....................   1,000,000      1,133,750
Jefferies Group Inc., 7.50%,
  08/15/07............................   2,500,000      2,721,875
Leucadia National Corp., 7.75%,
  08/15/13............................   2,415,000      2,451,225
Level 3 Communications 144A, 11.08%,
  12/01/08(b).........................     400,000        233,500
Lumbermens Mutual Casualty 144A,
  9.15%, 07/01/26.....................   2,000,000      2,292,500
McCaw International Ltd., 15.67%,
  04/15/07(b).........................   2,000,000      1,130,000
McDermott Inc., 8.75%, 05/19/23(b)....   2,000,000      2,195,000
Medpartners Inc., 7.375%,
  10/01/06(b).........................   2,500,000      2,018,750
News America Holdings, 7.75%,
  01/20/24............................   2,000,000      2,155,000
News America Holdings, 7.70%,
  10/30/25............................   1,000,000      1,080,000
Northrop Grumman Corp., 9.375%,
  10/15/24............................   2,000,000      2,352,500
Overseas Shipholding Group, Inc.,
  8.75%, 12/01/13.....................   3,000,000      3,517,500
Pegasus Media & Communications 144A,
  12.50%, 07/01/05(b).................   1,000,000      1,097,500
Pioneer-Standard, 8.50%, 08/01/06.....   3,000,000      3,311,250
Praxair Inc., 8.70%, 07/15/22.........   2,500,000      2,762,500

--------------------------------------
         U.S. CORPORATE BONDS           PRINCIPAL       VALUE
Protection One Alarm 144A, 7.375%,
  08/15/05............................  $1,000,000   $  1,032,500
Pulte Corp., 7.625%, 10/15/17.........   1,500,000      1,595,625
Royal Carribean Cruises, 7.50%,
  10/15/27............................   3,300,000      3,184,500
Servicemaster Company, 7.25%,
  03/01/38............................   3,000,000      3,123,750
Silverleaf Resorts Inc., 10.50%,
  04/01/08(b).........................   2,000,000      1,720,000
Sithe/Independence Funding, 9.00%,
  12/30/13............................   2,000,000      2,365,000
Spieker Properties, 7.35%, 12/01/17...   3,000,000      2,823,750
Storage USA Partnership L.P., 7.00%,
  12/01/07............................   1,200,000      1,170,000
Storage USA Partnership L.P., 8.20%,
  06/01/17............................   2,240,000      2,228,800
Storage USA Partnership L.P., 7.45%,
  07/01/18............................   1,000,000        922,500
TCI Communications, Inc., 8.75%,
  08/01/15............................   1,000,000      1,236,250
TCI Communications, Inc., 7.125%,
  02/15/28............................   1,000,000      1,085,000
TE Products Pipeline Co., 7.51%,
  01/15/28............................   2,000,000      2,075,000
Tele Communications Inc., 9.25%,
  01/15/23............................   2,000,000      2,272,500
Terex Corp., 8.875%, 04/01/08(b)......   2,000,000      1,990,000
Time Warner Inc., 9.125%, 01/15/13....   1,500,000      1,897,500
Time Warner Inc., 9.15%, 02/01/23.....   2,000,000      2,612,500
Torchmark Corporation, 7.875%,
  05/15/23............................   2,000,000      2,152,500
Trump Atlantic City Associates,
  11.25%, 05/01/06(b).................   2,500,000      2,193,750
Turner Broadcasting System, 8.40%,
  02/01/24............................   1,000,000      1,095,000
United Air Lines, 9.75%, 08/15/21.....   2,500,000      3,125,000
US Surgical Corp., 7.25%, 03/15/08....   3,000,000      3,281,250
Watson Pharmaceuticals, 7.125%,
  05/15/08............................   3,500,000      3,666,250
                                                     ------------
TOTAL U.S. CORPORATE BONDS
  (Cost -- $121,595,881)..............                124,797,453
                                                     ------------
U.S. DOLLAR DENOMINATED FOREIGN
CORPORATE BONDS -- 13.85%
--------------------------------------
APP Fin II Mauritius LTD, 12.00%,
  12/29/49(b).........................   1,250,000        743,750
Abitibi Consolidated Inc., 7.50%,
  04/01/28............................   2,000,000      1,810,400
Acindar Industries, 11.25%,
  02/15/04(b).........................   1,500,000      1,215,000
Buenos Aires Embotelladora, 8.50%,
  12/29/00(a)(b)(d)...................     500,000        250,000
Cemex S.A. 144A, 12.75%,
  07/15/06(b).........................     500,000        555,000
Cemex S.A., 12.75%, 07/15/06(b).......     750,000        832,500
Cia Latino Americana 144A, 11.625%,
  06/01/04(b).........................   1,000,000        725,000
Equimar Shipholdings Ltd., 9.875%,
  07/01/07(b).........................   2,000,000      1,575,000
Espirito Santo-Escelsa, 10.00%,
  07/15/07(b).........................   1,400,000        910,000
GS Superhighway Holdings, 10.25%,
  08/15/07(b).........................   1,000,000        515,000
Greater Beijing 144A, 9.50%,
  06/15/07(b).........................   1,000,000        545,000
Grupo Industrial Durango, 12.625%,
  08/01/03(b).........................   1,500,000      1,323,750

DECEMBER 31, 1998

   U.S. DOLLAR DENOMINATED FOREIGN
      CORPORATE BONDS -- 13.85%         PRINCIPAL       VALUE
--------------------------------------
Grupo Televisa S.A., 13.51%,
  05/15/08(b).........................  $1,000,000   $    737,500
Iochpe-Maxion S.A. 144A, 12.375%,
  11/08/02(b).........................     900,000        585,000
Ionica PLC Units, 15.00%,
  05/01/07(b).........................   2,500,000         43,750
MRS Logistica S.A. 144A, 10.625%,
  08/15/05(b).........................     500,000        257,500
MRS Logistica S.A., 10.625%,
  08/15/05(b).........................   1,000,000        515,000
Mastellone Hermanos, 11.75%,
  04/01/08(b).........................   1,750,000      1,417,500
Mechala Group Jamaica, 12.75%,
  12/30/99(b).........................   1,000,000        680,000
Metalurgica Gerdau S.A. 144A, 11.125%,
  05/24/04(b).........................     500,000        488,750
Navigator Gas Transport 144A, 10.50%,
  06/30/07(b).........................   2,050,000      1,804,000
Ongko International Finance 144A,
  10.50%, 03/29/04(a)(b)(c)...........   1,000,000         75,000
Petroleo Ipiranga, 10.635%,
  02/25/02(b).........................   1,000,000        835,000
Polysindo International Finance,
  11.375%, 06/15/06(a)(b)(c)..........   1,000,000        230,000
Sideco Americana S.A. 144A, 9.125%,
  08/01/02(b).........................   1,500,000      1,222,500
Telkomunikacja Polska SA Finance BV,
  7.75%, 12/10/08.....................   2,000,000      1,975,000
Trikem S.A. 144A, 10.625%,
  07/24/07(b).........................   1,500,000        750,000
                                                     ------------
TOTAL U.S. DOLLAR DENOMINATED FOREIGN
  CORPORATE BONDS
  (Cost -- $31,411,860)...............                 22,616,900
                                                     ------------
U.S. GOVERNMENT OBLIGATIONS -- 6.57%
--------------------------------------
U.S. Treasury Bond, 4.625%,
  04/30/03............................   2,500,000      2,600,775
U.S. Treasury Bond, 5.625%,
  05/15/01............................   5,500,000      5,631,890
U.S. Treasury Bond, 5.75%,
  04/30/03............................   2,500,000      2,501,475
                                                     ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost -- $10,605,406)...............                 10,734,140
                                                     ------------

      RIGHTS & WARRANTS -- .23%           SHARES        VALUE
      CORPORATE BONDS -- 13.85%         PRINCIPAL       VALUE
Gothic Energy Restricted
  Warrants(a).........................       4,766             --
Gothic Energy Warrants(a).............       6,941             --
Gothic Energy 144A Warrants(a)........      14,000         14,000
McCaw International Ltd. 144A
  Warrants(a).........................       2,000          1,000
RSL Communications Ltd. 144A
  Warrants(a).........................       1,000        111,300
Terex Corp. -- Appreciation
  Rights (a)..........................       4,000         80,000
                                                     ------------
TOTAL RIGHTS & WARRANTS
  (Cost -- $0)........................                    206,300
                                                     ------------
TOTAL INVESTMENTS -- 96.99%
  (Cost -- $163,613,147)(e)...........                158,354,793
OTHER ASSETS, LESS
  LIABILITIES -- 3.01%................                  4,918,139
                                                     ------------
NET ASSETS -- 100%....................               $163,272,932
                                                     ============

(a) Non-income producing security
(b) Below investment grade security
(c) Issuer is in default on interest payments.
(d) Issuer is in default on interest payments. This security is considered illiquid and is being fair valued using methods determined in good faith by the Valuation Committee of the
    Board of Trustees.
(e) Cost is approximately the same for Federal income tax
    purposes.
OTHER INFORMATION:
At December 31, 1998, net unrealized depreciation based on cost for Financial Statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..................   $  8,102,608
    Gross unrealized depreciation..................    (13,360,962)
                                                      ------------
          Net unrealized depreciation..............   $ (5,258,354)
                                                      ============
Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $84,569,847 and
$49,802,597, respectively, for the period ended December 31, 1998.
Purchases and sales of U.S. Government and Government Agency obligations aggregated $23,924,883 and $16,724,804, respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $163,613,147).....  $158,354,793
Cash........................................................     2,262,161
Receivables
  Fund shares sold..........................................       106,735
  Interest..................................................     3,649,565
Other assets................................................        17,765
                                                              ------------
    Total assets............................................   164,391,019
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased...................................       879,439
  Management fee............................................        90,978
  12b-1 service and distribution fees.......................        69,248
  Other payables to related parties.........................        54,266
Accrued expenses............................................        24,156
                                                              ------------
    Total liabilities.......................................     1,118,087
                                                              ------------
NET ASSETS..................................................  $163,272,932
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($109,495,232/11,475,844 shares outstanding)..............  $       9.54
                                                              ============
Maximum offering price per share
  ($9.54 x 100/95.25)*......................................  $      10.02
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share
  ($42,165,617/4,424,031 shares outstanding)................  $       9.53
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share
  ($11,265,577/1,179,130 shares outstanding)................  $       9.55
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share
  ($346,506/36,324 shares outstanding)......................  $       9.54
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $172,512,448
  Accumulated net realized loss on investments..............    (3,910,404)
  Accumulated net investment loss...........................       (70,758)
  Net unrealized depreciation on investments................    (5,258,354)
                                                              ------------
NET ASSETS..................................................  $163,272,932
                                                              ============

  * On sales of more than $100,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................                 $ 13,100,809
                                                                             ------------
EXPENSES
  Management fee............................................  $  1,042,273
  Transfer agent............................................       260,700
  Administrative services fee...............................       158,455
  Custody fees..............................................        50,518
  Blue Sky fees.............................................        37,663
  Auditing and accounting fees..............................        50,750
  Shareholder reports.......................................        17,505
  Fund accounting...........................................       102,796
  Trustees' fees............................................         8,471
  12b-1 service and distribution fees.......................       722,949
  Legal.....................................................        23,777
  Other.....................................................        45,601
                                                                             ------------
    Total expenses..........................................                    2,521,458
                                                                             ------------
NET INVESTMENT INCOME.......................................                   10,579,351
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments..........................                     (701,990)
  Net change in unrealized depreciation on investments......                  (10,804,689)
                                                                             ------------
      Net loss on investments...............................                  (11,506,679)
                                                                             ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $   (927,328)
                                                                             ============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                  1998           1997
                                                              ------------   ------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $ 10,579,351   $  7,717,084
  Net realized (loss) gain on
    Investments.............................................      (701,990)       972,876
    Written options.........................................            --         16,281
  Net change in unrealized (depreciation) appreciation on
    Investments.............................................   (10,804,689)     3,318,851
    Written options.........................................            --         23,031
                                                              ------------   ------------
        Net (decrease) increase resulting from operations...      (927,328)    12,048,123
                                                              ------------   ------------
Class A distributions
  From net investment income................................    (7,864,249)    (6,965,108)
  In excess of net investment income........................            --         (2,835)
                                                              ------------   ------------
        Total distributions to Class A shareholders.........    (7,864,249)    (6,967,943)
                                                              ------------   ------------
Class B distributions
  From net investment income................................    (2,093,426)      (599,739)
  In excess of net investment income........................       (65,500)          (243)
                                                              ------------   ------------
        Total distributions to Class B shareholders.........    (2,158,926)      (599,982)
                                                              ------------   ------------
Class C distributions
  From net investment income................................      (598,287)      (152,237)
  In excess of net investment income........................       (12,551)           (61)
                                                              ------------   ------------
        Total distributions to Class C shareholders.........      (610,838)      (152,298)
                                                              ------------   ------------
Advisor Class distributions
  From net investment income................................       (23,389)            --
  In excess of net investment income........................          (513)            --
                                                              ------------   ------------
        Total distributions to Advisor Class shareholders...       (23,902)            --
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................    11,160,978      4,600,092
  Class B...................................................    26,333,094     12,937,647
  Class C...................................................     5,413,523      5,911,303
  Advisor Class.............................................       374,347             --
                                                              ------------   ------------
        Net increase resulting from Fund share
        transactions........................................    43,281,942     23,449,042
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................    31,696,699     27,776,942
NET ASSETS
  Beginning of period.......................................   131,576,233    103,799,291
                                                              ------------   ------------
  END OF PERIOD.............................................  $163,272,932   $131,576,233
                                                              ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $         --   $      7,806
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                       FOR THE SIX      FOR THE
                                                                                                       MONTHS ENDED    YEAR ENDED
                                                             FOR THE YEAR ENDED DECEMBER 31,           DECEMBER 31,     JUNE 30,
                                                       --------------------------------------------    ------------    ----------
CLASS A                                                  1998        1997        1996        1995          1994           1994
SELECTED PER SHARE DATA                                --------    --------    --------    --------    ------------    ----------
Net asset value, beginning of period.................  $  10.22    $   9.80    $   9.78    $   9.01      $   9.38       $  10.34
                                                       --------    --------    --------    --------      --------       --------
  Income from investment operations
  Net investment income..............................       .69         .80         .72         .67(a)        .33(a)         .63
  Net realized and unrealized gain (loss) on
    investments......................................      (.69)        .42         .03         .84          (.29)          (.60)
                                                       --------    --------    --------    --------      --------       --------
    Total from investment operations.................        --        1.22         .75        1.51           .04            .03
                                                       --------    --------    --------    --------      --------       --------
  Less distributions
  From net investment income.........................       .68         .80         .72         .63           .32            .61
  In excess of net investment income.................        --          --         .01          --            --             --
  From net realized gain.............................        --          --          --          --            --            .38
  In excess of net realized gain.....................        --          --          --          --           .09             --
  From capital paid-in...............................        --          --          --         .11            --             --
                                                       --------    --------    --------    --------      --------       --------
    Total distributions..............................       .68         .80         .73         .74           .41            .99
                                                       --------    --------    --------    --------      --------       --------
Net asset value, end of period.......................  $   9.54    $  10.22    $   9.80    $   9.78      $   9.01       $   9.38
                                                       ========    ========    ========    ========      ========       ========
Total return(%)......................................       .00(b)    11.87(b)     8.06(b)    17.41(b)        .43(c)         .00(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).............  $109,495    $106,497    $ 97,881    $108,840      $110,232       $120,073
Ratio of expenses to average net assets
  With expense reimbursement(%)......................        --          --          --        1.54          1.50(d)          --
  Without expense reimbursement(%)...................      1.39        1.47        1.56        1.54          1.52(d)        1.45
Ratio of net investment income to average net
  assets(%)..........................................      6.88        7.08        7.36        7.09(a)       6.92(a)(d)      6.19
Portfolio turnover rate(%)...........................        43          71          90          93            44             78

                                                                                                                   FOR THE PERIOD
                                                                                                   FOR THE SIX     APRIL 1, 1994
                                                                                                   MONTHS ENDED    (COMMENCEMENT)
                                                          FOR THE YEAR ENDED DECEMBER 31,          DECEMBER 31,     TO JUNE 30,
                                                    -------------------------------------------    ------------    --------------
CLASS B                                               1998        1997        1996       1995          1994             1994
SELECTED PER SHARE DATA                             --------    --------    --------    -------    ------------    --------------
Net asset value, beginning of period..............  $  10.22    $   9.80    $   9.78    $  9.01      $   9.38         $   9.82
                                                    --------    --------    --------    -------      --------         --------
  Income (loss) from investment operations
  Net investment income...........................       .59         .68         .64        .60(a)        .30(a)           .10
  Net realized and unrealized gain (loss) on
    investments...................................      (.67)        .46         .04        .84          (.29)            (.32)
                                                    --------    --------    --------    -------      --------         --------
      Total from investment operations............      (.08)       1.14         .68       1.44           .01             (.22)
                                                    --------    --------    --------    -------      --------         --------
  Less distributions
  From net investment income......................       .59         .72         .64        .56           .29              .14
  In excess of net investment income..............       .02          --         .02         --            --               --
  From net realized gain..........................        --          --          --         --            --              .08
  In excess of net realized gain..................        --          --          --         --           .09               --
  From capital paid-in............................        --          --          --        .11            --               --
                                                    --------    --------    --------    -------      --------         --------
      Total distributions.........................       .61         .72         .66        .67           .38              .22
                                                    --------    --------    --------    -------      --------         --------
Net asset value, end of period....................  $   9.53    $  10.22    $   9.80    $  9.78      $   9.01         $   9.38
                                                    ========    ========    ========    =======      ========         ========
Total return(%)...................................      (.81)(b)    11.12(b)     7.25(b)   16.54(b)        .06(c)        (2.24)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..........  $ 42,166    $ 18,499    $  5,300    $ 5,184      $  2,420         $    761
Ratio of expenses to average net assets
  With expense reimbursement(%)...................        --          --          --       2.29          2.25(d)            --
  Without expense reimbursement(%)................      2.13        2.21        2.29       2.29          2.27(d)          2.20(d)
Ratio of net investment income to average net
  assets(%).......................................      6.14        6.35        6.62       6.34(a)       6.17(a)(d)        5.44(d)
Portfolio turnover rate (%).......................        43          71          90         93            44               78

    The accompanying notes are an integral part of the financial statements.

                                                                                              FOR THE PERIOD
                                                                                              APRIL 30, 1996
                                                                    FOR THE YEAR ENDED        (COMMENCEMENT)
                                                                       DECEMBER 31,           TO DECEMBER 31,
                                                                --------------------------    ---------------
CLASS C                                                            1998           1997             1996
SELECTED PER SHARE DATA                                         -----------    -----------    ---------------
Net asset value, beginning of period........................      $ 10.24        $ 9.82           $ 9.44
                                                                  -------        ------           ------
  Income (loss) from investment operations
  Net investment income.....................................          .60           .64              .39
  Net realized and unrealized (loss) gain on investments....         (.68)          .48              .43
                                                                  -------        ------           ------
      Total from investment operations......................         (.08)         1.12              .82
                                                                  -------        ------           ------
  Less distributions
  From net investment income................................          .60           .70              .39
  In excess of net investment income........................          .01            --              .05
                                                                  -------        ------           ------
      Total distributions...................................          .61           .70              .44
                                                                  -------        ------           ------
Net asset value, end of period..............................      $  9.55        $10.24           $ 9.82
                                                                  =======        ======           ======
Total return (%)............................................         (.81)(b)     11.11(b)          8.81(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................      $11,266        $6,580           $  618
Ratio of expenses to average net assets(%)..................         2.12          2.20             2.35(d)
Ratio of net investment income to average net assets(%).....         6.15          6.35             6.56(d)
Portfolio turnover rate(%)..................................           43            71               90

                                                               FOR THE PERIOD
                                                              JANUARY 20, 1998
                                                               (COMMENCEMENT)
                                                              TO DECEMBER 31,
                                                              ----------------
ADVISOR CLASS                                                       1998
SELECTED PER SHARE DATA                                       ----------------
Net asset value, beginning of period........................       $10.28
                                                                   ------
  Loss from investment operations
  Net investment income.....................................          .69
  Net realized and unrealized loss on investments...........         (.72)
                                                                   ------
      Total from investment operations......................         (.03)
                                                                   ------
  Less distributions
  From net investment income................................          .69
  In excess of net investment income........................          .02
                                                                   ------
      Total distributions...................................          .71
                                                                   ------
Net asset value, end of period..............................       $ 9.54
                                                                   ======
Total return(%)(c)..........................................         (.30)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $  347
Ratio of expenses to average net assets(%)(d)...............         1.11
Ratio of net investment income to average net
  assets(%)(d)..............................................         7.16
Portfolio turnover rate (%).................................           43

(a) Net investment income is net of expenses reimbursed by Manager.
(b) Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d) Annualized.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Bond Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $250,000 (.15% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may invest in option contracts for the purpose of increasing or decreasing its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

     When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds of the sale in determining whether the Fund has realized a gain or loss on the transaction. For options on indices, cash settlement by the Fund is required if the option is exercised. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
(put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the bid and asked prices, subject to certain reasonability criteria on the spread between the bid and asked prices.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998, the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $3,564,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $984,000 in 1999, $2,215,000 in 2003 and $365,000 in 2006.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions from net realized capital gains, if any, are declared in December.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income and Net realized loss on investments may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the first $100 million in average net assets, and .50% of average net assets in excess of $100 million.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the period ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $23,977.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Class I and Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $286,115, $339,823, and $97,011, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $189,508, $56,262, $14,485 and $445, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                              YEAR ENDED                 YEAR ENDED
                          DECEMBER 31, 1998          DECEMBER 31, 1997
                       ------------------------   ------------------------
       CLASS A           SHARES       AMOUNT        SHARES       AMOUNT
       -------         ----------   -----------   ----------   -----------
Sold.................   4,228,736   $42,547,340    2,873,269   $29,019,071
Issued on
  reinvestment of
  distributions......     492,080     4,877,468      443,606     4,445,919
Repurchased..........  (3,661,831)  (36,263,830)  (2,888,523)  (28,864,898)
                       ----------   -----------   ----------   -----------
Net increase.........   1,058,985   $11,160,978      428,352   $ 4,600,092
                       ==========   ===========   ==========   ===========

                              YEAR ENDED                 YEAR ENDED
                          DECEMBER 31, 1998          DECEMBER 31, 1997
                       ------------------------   ------------------------
       CLASS B           SHARES       AMOUNT        SHARES       AMOUNT
       -------         ----------   -----------   ----------   -----------
Sold.................   3,607,412   $36,104,675    1,494,334   $15,193,566
Issued on
  reinvestment of
  distributions......      98,591       972,810       37,455       376,600
Repurchased..........  (1,092,874)  (10,744,391)    (261,864)   (2,632,519)
                       ----------   -----------   ----------   -----------
Net increase.........   2,613,129   $26,333,094    1,269,925   $12,937,647
                       ==========   ===========   ==========   ===========











                              YEAR ENDED                 YEAR ENDED
                          DECEMBER 31, 1998          DECEMBER 31, 1997
                       ------------------------   ------------------------
       CLASS C           SHARES       AMOUNT        SHARES       AMOUNT
       -------         ----------   -----------   ----------   -----------
Sold.................     796,777   $ 8,013,954      702,503   $ 7,121,264
Issued on
  reinvestment of
  distributions......      13,159       132,586        5,368        54,367
Repurchased..........    (273,586)   (2,733,017)    (128,052)   (1,264,328)
                       ----------   -----------   ----------   -----------
Net increase.........     536,350   $ 5,413,523      579,819   $ 5,911,303
                       ==========   ===========   ==========   ===========

                            FOR THE PERIOD
                           JANUARY 20, 1998
                            (COMMENCEMENT)
                         TO DECEMBER 31, 1998
                       ------------------------
    ADVISOR CLASS        SHARES       AMOUNT
    -------------      ----------   -----------
Sold.................      59,160   $   601,995
Issued on
  reinvestment of
  distributions......       1,241        12,160
Repurchased..........     (24,077)     (239,808)
                       ----------   -----------
Net increase.........      36,324   $   374,347
                       ==========   ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Bond Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IBFX123198

December 31, 1998

IVY
GLOBAL
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS(R)

MARKET COMMENTARY

While looking for investment opportunities around the world, the management team of the Ivy Global Fund uses a disciplined value approach. In our view, overseas markets currently offer better value relative to the US market and, accordingly, only about 7% of the Ivy Global Fund is invested in the US. This contrasts with many other global funds. We believe that lofty valuations of many US companies may lead to investor disappointments.

In contrast to the US, we believe European markets offer compelling value, trading at approximately 20 times estimated 1999 earnings. As we expect many European companies to experience above-average growth rates over the next few years, our research suggests that on a price/earnings to growth measure, the valuation gap between Europe and the US is even higher. Consolidation and restructuring are likely to be as important in Europe as they have been in the US over the last five years. A US-style focus on improving economies of scale, disposing of noncore assets, and eliminating excess fat from cost structures is coming into vogue. At more than $630 billion, merger and acquisition activity reached an all-time high in 1998. We expect this trend to continue as Economic and Monetary Union (EMU) forces companies to focus on improved competitiveness. This process should result in increased profitability for European corporations over the next three to five years. Fifty-four percent of the Ivy Global Fund was invested in Europe at year-end 1998.

We believe that emerging markets currently offer exceptional value. Excessive pessimism toward emerging markets and exuberance in developed markets have contributed to a widening discrepancy in valuations. The Ivy Global Fund has maintained approximately a 25% exposure to emerging markets, which we believe should provide added diversification and the potential for higher investment returns as turmoil in global markets subsides.

Our research suggests that most of the Asian economies have bottomed out, and we expect a return to positive growth in the region in 1999. Currency stabilization and revaluation, sparked by appreciation of the Japanese yen last summer, set the stage for considerable interest rate declines across the region. Equity markets in non-Japan Asia staged a strong recovery in the second half of 1998--apparently in anticipation of an economic turnaround in 1999. Despite this strong performance, we believe that these markets continue to offer substantial upside from these levels.

International equities go through multiyear cycles of outperformance and underperformance relative to the US market. Foreign markets substantially outperformed the US market from 1992 to 1994 and for most of the 1980s. Over the last couple of years, however, the US market has outperformed the foreign markets, which has hurt relative performance of the Ivy Global Fund. Within this environment, the Ivy Global Fund was up 8.59% for the twelve months ended December 31, 1998. At this juncture, we believe that both valuations and growth prospects indicate that international markets could be due for another period of outperformance. While there are no guarantees, we strongly believe that the Ivy Global Fund, with its high level of exposure to Europe and the Pacific Rim, is well positioned to benefit from the anticipated swing away from US market outperformance to outperformance from overseas markets. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)

IVY MANAGEMENT, INC.

Board of Trustees
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris, Secretary/Treasurer

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (4/91)
                            OF A $10,000 INVESTMENT

                                    (CHART)

IVY GLOBAL FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1998, Ivy Global Fund returned 8.59%. The Morgan Stanley Capital International (MSCI) World Index returned 24.34% for the same period. The Fund's underperformance is largely attributed to its underweight allocation to the US market (7% of total assets), which reflected our outlook for the US. Thirty-eight percent of the MSCI World Index was allocated to the US.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of all other share classes will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                                                      Class A(1)                 Class B(2) & C(3)
                                                                                                               ADVISOR CLASS(4)
                                                     w/        w/o                                               w/        w/o
 IVY GLOBAL FUND                                   Reimb.    Reimb.           w/                  w/o          Reimb.    REIMB.
 AVERAGE ANNUAL TOTAL RETURN                                                Reimb.              Reimb.
 FOR PERIODS ENDING                                                      w/        w/o       w/        w/o
 DECEMBER 31, 1998                                                      CDSC      CDSC      CDSC      CDSC
                                                                         B:        B:        B:        B:
                                                                        2.69%     7.69%     2.31%     7.29%
                                                                         C:        C:        C:        C:
 1 year                                             2.35%     1.90%     6.30%     7.30%     5.74%     6.74%      n/a       n/a
                                                                         B:        B:        B:        B:
                                                                         n/a       n/a       n/a       n/a
                                                                         C:        C:        C:        C:
 5 year                                             3.03%     2.87%      n/a       n/a       n/a       n/a       n/a       n/a
                                                                         B:        B:        B:        B:
                                                                        4.11%     4.46%     3.96%     4.32%
                                                                         C:        C:        C:        C:
 Since Inception(5)                                 6.78%     6.10%      n/a     (.06%)      n/a     (.25%)   (10.19%)  (10.41%)

(1)Class A performance figures include the maximum sales charge of 5.75%.
(2)Class B performance figures are calculated with and without the applicable Contingent Deferred Sales Charge (CDSC), up to a maximum of 5.00%.
(3)Class C performance figures are calculated with and without the applicable CDSC, up to a maximum of 1.00%.
(4)Advisor Class shares are not subject to an initial sales charge or a CDSC.
(5)Class A commenced operations April 18, 1991; Class B commenced operations April 1, 1994; Class C commenced operations April 30, 1996; Advisor Class commenced operations April 30, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of the Ivy Global Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

EQUITY SECURITIES -- 99.95%     SHARES        VALUE                      EQUITY SECURITIES                 SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
AFRICA -- 3.32%
----------------------------
SOUTH AFRICA -- 3.32%
Anglo American Corporation
  of South Africa Ltd. .....       8,000   $   225,478
Rembrandt Group Ltd. .......      54,000       330,465
South African Breweries
  Ltd. .....................      12,072       203,368
                                           -----------
                                               759,311
                                           -----------
ASIA/PACIFIC -- 29.20%
----------------------------
CHINA -- .57%
Shenzhen Konka Electronics
  Group Ltd. Class B........     260,000       131,225
                                           -----------
HONG KONG -- 7.00%
Cheung Kong Holdings
  Ltd. .....................      17,000       122,337
Citic Pacific Ltd. .........      70,000       150,897
Esprit Asia Holdings
  Ltd. .....................     474,000       204,969
HSBC Holdings...............       6,839       170,379
Hong Kong Telecommunications
  Ltd. -- Sponsored ADR.....       3,700        64,981
Li & Fung...................     186,000       385,348
National Mutual Asia
  Ltd. .....................     360,000       269,523
New World Development
  Company Ltd. .............      45,401       114,279
Union Bank of Hong Kong
  Ltd. .....................      85,333        68,293
Wharf Holdings Ltd. (with
  1,800 warrants(a))........      36,000        52,659
                                           -----------
                                             1,603,665
                                           -----------
MALAYSIA(B) -- 2.63%
KFC Holdings (Malaysia)
  Berhad....................      58,000        41,067
London & Pacific Insurance
  Company Berhad............     181,200       155,790
Perusahaan Otomobil Nasional
  Berhad....................     125,000       165,230
Public Bank Berhad..........     166,800        70,938
RHB Capital Berhad..........     151,000        73,591
RHB Sakura Merchant
  Bankers...................       3,000         1,228
Sime Darby Berhad...........      43,000        43,099
Sime UEP Properties
  Berhad....................      62,000        51,310
                                           -----------
                                               602,253
                                           -----------
NEW ZEALAND -- 2.79%
Brierley Investments
  Limited...................     241,800        54,925
Fletcher Challenge
  Building..................      21,500        33,278
Fletcher Challenge
  Forestry..................       2,580           859
Fletcher Challenge Paper....      43,000        28,848
Tourism Holdings
  Limited(a)................     637,242       521,774
                                           -----------
                                               639,684
                                           -----------
PHILIPPINES -- 2.01%
Alaska Milk
  Corporation(a)............   2,000,000       117,227
Asian Terminals, Inc.(a)....     150,000         4,242
Bacnotan Cement
  Corporation...............     145,000        25,348
Belle Corporation(a)........     631,000        34,714
Belle Corporation
  Warrants(a)...............      46,200           101
Benpres Holdings Corporation
  GDR(a)....................      24,100        72,300
Philippine Long Distance
  Telephone Co. ............       3,800        97,689
SM Prime Holdings, Inc. ....     251,000        47,749
Universal Robina
  Corporation...............     535,000        59,828
                                           -----------
                                               459,198
                                           -----------
SINGAPORE -- 5.89%
Clipsal Industries Ltd. ....     118,000       118,000
DBS Land Ltd. ..............     115,000       169,368
Development Bank of
  Singapore Ltd. ...........      15,600       140,876
Elec & Eltek International
  Co. Ltd. .................      34,100       184,140
Fraser & Neave Ltd. ........      99,200       289,792
Jardine Matheson Holdings
  Ltd.......................      15,600        40,248
Jardine Strategic Holdings
  Ltd.......................      76,187       110,471
Singapore Airlines Ltd......      23,000       168,671
United Overseas Bank Ltd....      20,000       128,488
                                           -----------
                                             1,350,054
                                           -----------
SOUTH KOREA -- 4.64%
Hyundai Motor Company
  Ltd.......................       1,824   $    32,461
Korea Electric Power
  Corporation...............       8,400       208,172
Pohang Iron & Steel Company
  Ltd.......................       2,400       154,483
Samsung Electronics.........       5,959       399,921
Samsung Electronics
  Sponsored GDR.............         623        24,608
Samsung Electronics
  Sponsored GDR NV..........       4,338        65,883
Samsung Fire & Marine
  Insurance (with 124
  rights(a))................         407       176,154
                                           -----------
                                             1,061,682
                                           -----------
TAIWAN -- 1.62%
Compeq Manufacturing
  Co.(a)....................      11,760        77,021
Systex Corporation(a).......      39,512       104,248
Yung Shin Pharmaceuticals
  Industries Co. ...........      77,880       189,765
                                           -----------
                                               371,034
                                           -----------
THAILAND -- 2.05%
Bangkok Bank Public Company
  Limited(a)................       7,900        11,306
Bank of Ayudhya Public
  Company Limited Foreign
  Registered(a).............     183,750        56,894
Robinson Department Store
  Public Company
  Limited -- Foreign
  Registered(a).............     377,000        24,902
SG Asia Credit Company
  Limited -- Foreign
  Registered(a).............     336,000       110,971
Siam Cement Public Co.
  Limited (The) Foreign
  Registered(a).............       7,600       172,357
Siam Makro Public Company
  Limited -- Foreign
  Registered................      47,800        93,406
                                           -----------
                                               469,836
                                           -----------
EUROPE -- 53.61%
----------------------------
AUSTRIA -- .97%
Bank Austria AG.............       3,466       176,346
Julius Meinl International
  AG........................       2,000        45,059
                                           -----------
                                               221,405
                                           -----------
FINLAND -- 2.46%
Stora Enso OYJ -- R
  Shares....................      30,000       270,180
UPM -- Kymmene Corp.........      10,420       292,229
                                           -----------
                                               562,409
                                           -----------
FRANCE -- 13.35%
Alcatel SA..................       7,000       171,062
Banque Nationale De Paris...       8,275       681,731
Compagnie Financiere de
  Paribas...................       3,689       320,756
Galeries Lafayette..........         100       107,411
Groupe Danone...............       1,400       401,002
Scor........................       5,300       350,581
Societe Generale............       3,219       521,516
Suez Lyonnaise des Eaux.....       2,454       504,330
                                           -----------
                                             3,058,389
                                           -----------
GERMANY -- 1.52%
Volkswagen AG...............       4,300       348,022
                                           -----------
IRELAND -- 1.15%
Bank of Ireland.............      12,000       263,745
                                           -----------
ITALY -- 3.98%
Banca Commerciale
  Italiana..................      42,800       295,908
Banca Popolare di Brescia...      13,250       323,839
Banca Popolare di Milano....      32,000       291,104
                                           -----------
                                               910,851
                                           -----------
LUXEMBOURG -- .82%
SBS Broadcasting SA(a)......       7,000       189,000
                                           -----------
NETHERLANDS -- 6.07%
Akzo Nobel NV...............       4,400       200,462
Fortis Amev NV..............       4,300       356,525
Hunter Douglas NV...........       3,800       125,947
ING Groep NV................       4,022       245,392
Nedlloyd Groep NV...........      14,300       194,307
Koninklijke Philips
  Electronics NV............       4,000       268,561
                                           -----------
                                             1,391,194
                                           -----------
NORWAY -- 1.04%
Storebrand ASA(a)...........      31,700       239,245
                                           -----------

DECEMBER 31, 1998

EQUITY SECURITIES -- 99.95%     SHARES        VALUE                      EQUITY SECURITIES                 SHARES        VALUE
---------------------------------------------------------------------------------------------------------------------------------
PORTUGAL -- 1.63%
Lusomundo -- SGPS S.A.
  Preferred
  Shares....................       5,900   $    68,425
Portugal Telecom S.A. ADR...       2,977       132,849
Sonae Industria E
  Investimentos.............       3,550       172,586
                                           -----------
                                               373,860
                                           -----------
SWEDEN -- 4.85%
AssiDoman AB................       3,600        56,850
Astra AB "B" Shares.........      17,066       347,403
Electrolux AB...............      14,000       240,946
Investor AB.................       2,000        90,309
S.K.F. AB Series "B"........       6,400        74,616
Sandvik AB -- "B" Shares....       9,500       164,085
Trelleborg AB "B" Free
  Shares....................      16,700       135,981
                                           -----------
                                             1,110,190
                                           -----------
SWITZERLAND -- 4.26%
Georg Fischer AG Bearer.....         250        84,548
Holderbank Financiere Glaris
  AG........................         290       343,317
Nestle AG Registered........         138       300,419
SMH AG......................         400       247,546
                                           -----------
                                               975,830
                                           -----------
UNITED KINGDOM -- 11.51%
Billiton plc................      85,600       170,193
Boots Company plc...........      18,000       305,923
Cadbury Schweppes plc.......      25,000       425,933
Corporate Services Group
  plc.......................     125,000       315,082
Gallaher Group plc..........      45,000       304,912
Imperial Chemical Industries
  plc.......................      22,500       194,290
National Westminster Bank
  plc ADR...................       2,400       284,400
Rio Tinto plc...............       3,000        34,640
Rio Tinto plc Sponsored
  ADR.......................       3,089       139,970
Standard Chartered plc......      18,700       215,925
Tate & Lyle plc.............      44,000       245,244
                                           -----------
                                             2,636,512
                                           -----------
NORTH AMERICA -- 9.44%
----------------------------
CANADA -- 2.13%
Alcan Aluminium Ltd.........       5,472       148,086
Edperbrascan
  Corporation -- Class A....      12,400       171,960
Power Financial Corp. ......       7,600       168,236
                                           -----------
                                               488,282
                                           -----------
UNITED STATES -- 7.31%
ALLTEL Corporation..........       1,000        59,813
Abbott Laboratories.........       1,000        49,000
Air Express International
  Corp. ....................       8,200       178,350
Aluminum Company of
  America...................       2,200       164,038
Ameron International
  Corp. ....................       2,900       107,300
Anheuser-Busch Companies,
  Inc. .....................         800        52,500
Bristol-Myers Squibb
  Company...................         400        53,525
Chevron Corporation.........         500        41,469
Comerica Incorporated.......         700        47,731
Duke Energy Corporation.....         700        44,844
Exxon Corporation...........         600        43,875
Fannie Mae..................         700        51,800
Ford Motor Company..........       2,500       146,719
Intel Corporation...........         500        59,281
International Business
  Machines Corporation......         300        55,425
Mellon Bank Corporation.....         800        55,000
Merck & Co., Inc ...........         300        44,306
Mobil Corporation...........         500        43,562
Morgan Stanley Dean Witter &
  Co. ......................         500        35,500
Paine Webber Group Inc. ....       1,000        38,625
Phelps Dodge Corp. .........       2,700       137,362
SBC Communications Inc. ....       1,000        53,625
Sun Microsystems, Inc.(a)...       1,000        85,625
Tommy Hilfiger
  Corporation(a)............         400        24,000
                                           -----------
                                             1,673,275
                                           -----------
SOUTH AMERICA -- 4.38%
----------------------------
BRAZIL -- 3.14%
Petroleo Brasileiro S.A.
  Preferred (Petrobras).....   1,700,000   $   192,766
Telecomunicacoes Brasileiras
  S.A. Sponsored ADR
  Preferred Block(a)........       6,000       436,125
Uniao de Bancos Brasileiros
  Preferred S.A. ...........   4,400,000        89,224
                                           -----------
                                               718,115
                                           -----------
CHILE -- 1.24%
A.F.P. Provida S.A. ADR.....       9,100       122,281
Cristalerias de
  Chile -- Sponsored ADR....      12,400       162,750
                                           -----------
                                               285,031
                                           -----------
TOTAL INVESTMENTS -- 99.95%
  (Cost -- $21,708,441)(c)..............    22,893,297
OTHER ASSETS, LESS
  LIABILITIES -- .05%...................        10,698
                                           -----------
NET ASSETS -- 100%......................   $22,903,995
                                           ===========
ADR -- American Depository
  Receipt
GDR -- Global Depository
  Receipt
NV  -- Non-voting
(a) Non-income producing security
(b) As of September 1, 1998, the repatriation of
    proceeds received from the sale of these
    securities has been blocked until at least
    September 1, 1999. These securities are considered
    illiquid and are being fair valued using methods
    determined in good faith by the Valuation
    Committee of the Board of Trustees.
(c) Cost is approximately the same for Federal income
    tax purposes.
OTHER INFORMATION:
At December 31, 1998, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation.......   $ 6,148,782
    Gross unrealized depreciation.......    (4,963,926)
                                           -----------
        Net unrealized appreciation.....   $ 1,184,856
                                           ===========
Purchases and sales of securities other than
short-term obligations aggregated $4,806,786 and
$14,430,877, respectively, for the period ended
December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $21,708,441)......  $22,893,297
Cash........................................................       25,145
Receivables
  Investments sold..........................................       11,366
  Fund shares sold..........................................       15,453
  Dividends and interest....................................       56,543
  Manager for expense reimbursement.........................       15,711
Other assets................................................       11,794
                                                              -----------
    Total assets............................................   23,029,309
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased...................................       52,035
  Management fee............................................       19,335
  12b-1 service and distribution fees.......................        9,824
  Other payables to related parties.........................       12,136
Accrued expenses............................................       31,984
                                                              -----------
    Total liabilities.......................................      125,314
                                                              -----------
NET ASSETS..................................................  $22,903,995
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($14,660,311/1,295,221 shares outstanding)................  $     11.32
                                                              ===========
Maximum offering price per share ($11.32 X 100/94.25)*......  $     12.01
                                                              ===========
CLASS B
Net asset value, offering price and redemption price** per
  share ($7,494,547/669,818 shares outstanding).............  $     11.19
                                                              ===========
CLASS C
Net asset value, offering price and redemption price*** per
  share ($428,386/39,293 shares outstanding)................  $     10.90
                                                              ===========
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($320,751/28,237 shares outstanding)................  $     11.36
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $22,960,893
  Accumulated net realized loss on investments and foreign
    currency transactions...................................   (1,243,973)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    1,187,075
                                                              -----------
NET ASSETS..................................................  $22,903,995
                                                              ===========

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends, net of $33,559 foreign taxes withheld..........             $   618,286
  Interest..................................................                  27,876
                                                                         -----------
                                                                             646,162
                                                                         -----------
EXPENSES
  Management fee............................................  $275,958
  Transfer agent............................................    74,574
  Administrative services fee...............................    27,596
  Custodian fees............................................   106,342
  Blue Sky fees.............................................    31,555
  Auditing and accounting fees..............................    25,588
  Shareholder reports.......................................     8,962
  Fund accounting...........................................    37,768
  Trustees' fees............................................     8,471
  12b-1 service and distribution fees.......................   140,843
  Legal.....................................................    21,822
  Other.....................................................    17,662
                                                                         -----------
                                                                             777,141
  Expenses reimbursed by Manager............................                 (98,102)
                                                                         -----------
    Net expenses............................................                 679,039
                                                                         -----------
NET INVESTMENT LOSS.........................................                 (32,877)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (1,235,420)
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................               3,370,566
                                                                         -----------
    Net gain on investment transactions.....................               2,135,146
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 2,102,269
                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
DECREASE IN NET ASSETS
Operations
  Net investment (loss) income..............................  $   (32,877)  $   128,231
  Net realized (loss) gain on investments and foreign
    currency transactions...................................   (1,235,420)    3,695,413
  Net change in unrealized appreciation (depreciation) on
    Investments and foreign currency transactions...........    3,370,566    (6,927,266)
    Forward foreign currency contracts......................           --        24,267
                                                              -----------   -----------
    Net increase (decrease) resulting from operations.......  2,102,269..    (3,079,355)
                                                              -----------   -----------
Class A distributions
  From net investment income................................           --       (82,131)
  In excess of net investment income........................         (622)      (96,135)
  From net realized gain....................................     (677,923)   (1,668,684)
                                                              -----------   -----------
        Total distributions to Class A shareholders.........     (678,545)   (1,846,950)
                                                              -----------   -----------
Class B distributions
  From net investment income................................           --       (42,863)
  In excess of net investment income........................         (328)      (50,172)
  From net realized gain....................................     (356,809)     (782,853)
                                                              -----------   -----------
        Total distributions to Class B shareholders.........     (357,137)     (875,888)
                                                              -----------   -----------
Class C distributions
  From net investment income................................           --        (3,237)
  In excess of net investment income........................          (19)       (3,788)
  From net realized gain....................................      (20,452)      (60,208)
                                                              -----------   -----------
        Total distributions to Class C shareholders.........      (20,471)      (67,233)
                                                              -----------   -----------
Advisor Class distributions
  In excess of net investment income........................          (13)           --
  From net realized gain....................................      (14,685)           --
                                                              -----------   -----------
        Total distributions to Advisor Class shareholders...      (14,698)           --
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (5,705,136)     (858,287)
  Class B...................................................   (2,919,278)    3,188,082
  Class C...................................................     (351,723)      823,223
  Advisor Class.............................................      373,565            --
                                                              -----------   -----------
        Net (decrease) increase resulting from Fund share
        transactions........................................   (8,602,572)    3,153,018
                                                              -----------   -----------
TOTAL DECREASE IN NET ASSETS................................   (7,571,154)   (2,716,408)
NET ASSETS
  Beginning of period.......................................  30,475,149..   33,191,557
                                                              -----------   -----------
  END OF PERIOD.............................................  $22,903,995.. $30,475,149
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                                         FOR THE
                                                                                                      FOR THE SIX         YEAR
CLASS A                                                                                               MONTHS ENDED        ENDED
                                                         FOR THE YEAR ENDED DECEMBER 31,              DECEMBER 31,      JUNE 30,
                                                  ----------------------------------------------      ------------      ---------
                                                   1998         1997         1996         1995            1994            1994
SELECTED PER SHARE DATA                           -------      -------      -------      -------      ------------      ---------
Net asset value, beginning of period............  $ 10.93      $ 13.17      $ 11.97      $ 11.23        $ 11.52          $ 10.62
                                                  -------      -------      -------      -------        -------          -------
  Income (loss) from investment operations
  Net investment income (loss)..................      .02(a)       .08          .08          .09(a)          --(a)            --(a)
  Net realized and unrealized gain (loss) on
    investment transactions.....................      .91        (1.23)        1.86         1.25           (.10)            1.79
                                                  -------      -------      -------      -------        -------          -------
    Total from investment operations............      .93        (1.15)        1.94         1.34           (.10)            1.79
                                                  -------      -------      -------      -------        -------          -------
  Less distributions
  From net investment income....................       --          .05          .08          .04             --              .01
  In excess of net investment income............       --          .05          .18           --             --               --
  From net realized gain........................      .54          .99          .48          .49            .09              .88
  In excess of net realized gain................       --           --           --          .07             --               --
  From capital paid-in..........................       --           --           --           --            .10               --
                                                  -------      -------      -------      -------        -------          -------
    Total distributions.........................      .54         1.09          .74          .60            .19              .89
                                                  -------      -------      -------      -------        -------          -------
Net asset value, end of period..................  $ 11.32      $ 10.93      $ 13.17      $ 11.97        $ 11.23          $ 11.52
                                                  =======      =======      =======      =======        =======          =======
Total return(%).................................     8.59(b)     (8.72)(b)    16.21(b)     12.08(b)       (1.00)(c)        16.71(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)........  $14,660      $19,692      $24,152      $21,264        $19,327          $17,393
Ratio of expenses to average net assets
  With expense reimbursement(%).................     2.18           --           --         2.20           2.20(d)          2.20
  Without expense reimbursement(%)..............     2.54         2.07         2.18         2.46           2.34(d)          2.42
Ratio of net investment income (loss) to average
  net assets(%).................................      .16(a)       .58          .58          .71(a)        (.06)(a)(d)       .01(e)
Portfolio turnover rate(%)......................       17           45           43           53             23               85

                                                                                                                   FOR THE PERIOD
                                                                                                 FOR THE SIX       APRIL 1, 1994
CLASS B                                                                                          MONTHS ENDED       (COMMENCING)
                                                    FOR THE YEAR ENDED DECEMBER 31,              DECEMBER 31,       TO JUNE 30,
                                             ----------------------------------------------      ------------      --------------
                                              1998         1997         1996         1995            1994               1994
SELECTED PER SHARE DATA                      -------      -------      -------      -------      ------------      --------------
Net asset value, beginning of period.......  $ 10.90      $ 13.12      $ 11.97      $ 11.23        $ 11.52            $ 12.12
                                             -------      -------      -------      -------        -------            -------
  Income (loss) from investment operations
  Net investment (loss)....................     (.09)(a)     (.02)        (.02)          --(a)        (.03)(a)           (.01)(a)
  Net realized and unrealized gain
    (loss) on investment transactions......      .92        (1.20)        1.85         1.25           (.12)              (.04)
                                             -------      -------      -------      -------        -------            -------
    Total from investment operations.......      .83        (1.22)        1.83         1.25           (.15)              (.05)
                                             -------      -------      -------      -------        -------            -------
  Less distributions
  From net investment income...............       --          .05           --           --             --                 --
  In excess of net investment income.......       --          .05          .20           --             --                 --
  From net realized gain...................      .54          .90          .48          .45            .08                .55
  In excess of net realized gain...........       --           --           --          .06             --                 --
  From capital paid-in.....................       --           --           --           --            .06                 --
                                             -------      -------      -------      -------        -------            -------
    Total distributions....................      .54         1.00          .68          .51            .14                .55
                                             -------      -------      -------      -------        -------            -------
Net asset value, end of period.............  $ 11.19      $ 10.90      $ 13.12      $ 11.97        $ 11.23            $ 11.52
                                             =======      =======      =======      =======        =======            =======
Total return(%)............................     7.69(b)     (9.33)(b)    15.30(b)     11.25(b)       (1.37)(c)            .38(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...  $ 7,495      $10,056      $ 8,968      $ 4,811        $ 2,956            $   376
Ratio of expenses to average net assets
  With expense reimbursement(%)............     2.97           --           --         2.95           2.95(d)            2.95(d)
  Without expense reimbursement(%).........     3.33         2.82         2.94         3.21           3.09(d)            3.17(d)
Ratio of net investment income (loss) to
  average net assets(%)....................     (.63)(a)     (.18)        (.17)        (.04)(a)       (.81)(a)(d)        (.74)(a)(d)
Portfolio turnover rate(%).................       17           45           43           53             23                 85

    The accompanying notes are an integral part of the financial statements.

                                                                                        FOR THE PERIOD
                                                                                        APRIL 30, 1996
CLASS C                                                        FOR THE YEAR ENDED       (COMMENCEMENT)
                                                                  DECEMBER 31,          TO DECEMBER 31,
                                                              --------------------      ---------------
                                                               1998         1997             1996
SELECTED PER SHARE DATA                                       -------      -------      ---------------
Net asset value, beginning of period........................  $ 10.67      $ 12.94          $ 13.31
                                                              -------      -------          -------
  Income (loss) from investment operations
  Net investment loss.......................................     (.16)(a)     (.02)            (.01)
  Net realized and unrealized gain (loss) on investment
    transactions............................................      .93        (1.24)             .42
                                                              -------      -------          -------
    Total from investment operations........................      .77        (1.26)             .41
                                                              -------      -------          -------
  Less distributions
  From net investment income................................       --          .05               --
  In excess of net investment income........................       --          .05              .30
  From net realized gain....................................      .54          .91              .48
                                                              -------      -------          -------
    Total distributions.....................................      .54         1.01              .78
                                                              -------      -------          -------
Net asset value, end of period..............................  $ 10.90      $ 10.67          $ 12.94
                                                              =======      =======          =======
Total return(%).............................................     7.30(b)     (9.72)(b)         3.07(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $   428      $   727          $    71
Ratio of expenses to average net assets
  With expense reimbursement(%).............................     3.30           --               --
  Without expense reimbursement(%)..........................     3.66         2.82             3.77(d)
Ratio of net investment loss to average net assets(%).......     (.96)(a)     (.18)           (1.01)(d)
Portfolio turnover rate(%)..................................       17           45               43

                                                                  FOR THE PERIOD
                                                                  APRIL 30, 1998
ADVISOR CLASS                                                     (COMMENCEMENT)
                                                                  TO DECEMBER 31,
                                                                  ---------------
                                                                       1998
SELECTED PER SHARE DATA                                           ---------------
Net asset value, beginning of period........................          $ 13.26
                                                                      -------
  Loss from investment operations
  Net investment income(a)..................................              .05
  Net realized and unrealized loss on investment
    transactions............................................            (1.41)
                                                                      -------
    Total from investment operations........................            (1.36)
                                                                      -------
  Less distributions
  From net realized gain....................................              .54
                                                                      -------
    Total distributions.....................................              .54
                                                                      -------
Net asset value, end of period..............................          $ 11.36
                                                                      =======
Total return(%)(c)..........................................           (10.19)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................          $   321
Ratio of expenses to average net assets
  With expense reimbursement(%)(d)..........................             1.75
  Without expense reimbursement(%)(d).......................             2.11
Ratio of net investment income to average net
  assets(%)(a)(d)...........................................              .59
Portfolio turnover rate(%)..................................               17

(a) Net investment income (loss) is net of expenses reimbursed by Manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1998, securities valued by the Valuation Committee amounted to $602,253 (2.63% of net assets) and have been noted as such in the Portfolio of Investments.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $650,994. These dividends were subject to foreign withholding tax in the amount of $33,559. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may report their share of foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $780,000 as of December 31, 1998 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2006.

     Pursuant to Section 852 of the Code, the Fund designates $1,021,802 as long-term capital gain dividends for its taxable year ended December 31, 1998.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction.

     For foreign securities, the Fund does not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     For tax reporting purposes, Section 988 of the Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated securities, forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment loss and Net realized loss on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     Certain amounts in prior year's Statement of Changes in Net Assets and related Financial Highlights have been reclassified to conform to the current year's presentation.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% on the Fund's first $500 million of average net assets, and .75% of the Fund's average net assets in excess of $500 million. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $2,536.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $44,345, $90,354 and $6,144, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $44,532, $26,091, $3,802 and $149, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Advisor Class were as follows:

                                     YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                               ----------------------   -----------------------
CLASS A                         SHARES      AMOUNT       SHARES       AMOUNT
-------                        --------   -----------   --------   ------------
Sold.........................   146,315   $ 1,787,073    716,642   $  9,986,512
Issued on reinvestment of
 distributions...............    55,920       628,542    157,077      1,735,809
Repurchased..................  (708,378)   (8,120,751)  (906,904)   (12,580,608)
                               --------   -----------   --------   ------------
Net decrease.................  (506,143)  $(5,705,136)   (33,185)  $   (858,287)
                               ========   ===========   ========   ============
















                                     YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                               ----------------------   -----------------------
CLASS B                         SHARES      AMOUNT       SHARES       AMOUNT
-------                        --------   -----------   --------   ------------
Sold.........................    81,549   $   964,574    366,100   $  3,039,662
Issued on reinvestment of
 distributions...............    26,955       299,738     65,780        724,938
Repurchased..................  (361,380)   (4,183,590)  (192,584)      (576,518)
                               --------   -----------   --------   ------------
Net (decrease)/increase......  (252,876)  $(2,919,278)   239,296   $  3,188,082
                               ========   ===========   ========   ============

                                     YEAR ENDED               YEAR ENDED
                                 DECEMBER 31, 1998         DECEMBER 31, 1997
                               ----------------------   -----------------------
CLASS C                         SHARES      AMOUNT       SHARES       AMOUNT
-------                        --------   -----------   --------   ------------
Sold.........................    15,683   $   182,504     71,556   $    948,831
Issued on reinvestment of
 distributions...............     1,448        15,682      5,049         54,480
Repurchased..................   (45,990)     (549,909)   (13,938)      (180,088)
                               --------   -----------   --------   ------------
Net (decrease)/increase......   (28,859)  $  (351,723)    62,667   $    823,223
                               ========   ===========   ========   ============

                                   FOR THE PERIOD
                                   APRIL 30, 1998
                                   (COMMENCEMENT)
                                TO DECEMBER 31, 1998
                               ----------------------
ADVISOR CLASS                   SHARES      AMOUNT
-------------                  --------   -----------
Sold.........................    30,998   $   403,896
Issued on reinvestment of
 distributions...............     1,303        14,699
Repurchased..................    (4,064)      (45,030)
                               --------   -----------
Net increase.................    28,237   $   373,565
                               ========   ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IGLF123198

December 31, 1998

IVY
US BLUE
CHIP
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

Throughout the
centuries,
the castle keep has
been a source
of long-range vision
and strategic
advantage.

IVY FUNDS(R)

MARKET COMMENTARY

We would like to take this opportunity to welcome you as a shareholder of the Ivy US Blue Chip Fund. The Fund's investments in domestic blue chip stocks--stocks of companies we consider to be leaders in their respective industries--offer potential benefits such as outpacing inflation and participation in the growth of some of America's most elite companies.

After undergoing a relatively brief but significant bear market in the spring and summer of 1998, the US market hit its lowest point in early October. In our view, it then staged a comeback. Initially, small-cap stocks led the market higher; but in early November, large-cap stocks took the lead. This resulted in new all-time highs for many indices, including the S&P 500 and the Dow Jones Industrial Average.

As we enter 1999, it appears that there are a number of issues causing concern for investors. For example, many statistical measures of value, such as price to earnings and price to book value, are at historically high levels. At the same time, earnings growth appears to be slowing, and foreign economies continue to present a major challenge for the market. In addition, the political situation in Washington D.C. continues to cast a cloud of uncertainty over the market. Although a change in investor sentiment regarding any one of these concerns can, in our view, easily cause another market correction, experience suggests that it is best to stay focused on the long-term trend of the market, and to view corrections as buying opportunities. We believe that long-term investors have many reasons to remain optimistic.

First, according to our research, the disinflationary environment that started in the early 1980s still exists. We believe, however, that there is no threat of rising inflation in the foreseeable future. In fact, deflation could be a greater threat today than inflation.

Second, stable to falling interest rates are likely to remain an important support for the stock market. The Federal Reserve Board has cut rates three times since August signaling that it will take action to prevent the foreign economic turmoil from forcing the US into a recession. With nominal GDP expanding at approximately 4%, we believe the US central bank may have room to lower interest rates further.

Third, the economic environment remains favorable. The US is in the eighth year of its economic expansion; and although economic growth is likely to slow in 1999, in our view, the threat of a recession is quite low. Consumer spending represents two-thirds of all economic activity and therefore, as long as consumer spending remains strong, the economy should continue to expand. Of course, a growing economy does not necessarily translate into growing corporate earnings; however, we believe that investors are already expecting profits to be weak. Consequently, unless earnings collapse, there will probably be more room for upside surprises than for downside disappointments as we move through 1999.

Finally, the increasing need for baby boomers to invest for retirement remains, in our view, a positive influence on stock prices. Historically, each year between January 1 and April 15 billions of dollars flow into the market by way of IRAs and pension plans. With current low interest rates, more of this money will likely find its way into stocks. We believe the Ivy US Blue Chip Fund is positioned to take advantage of the fiscal and monetary conditions described above and should benefit from the long-term trends of the stock market.

IVY MANAGEMENT, INC.

Board of Trustees
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

Legal Counsel
Dechert Price & Rhoads
Boston, MA

Officers
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

Custodian
Brown Brothers Harriman & Co.
Boston, MA

Transfer Agent
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

Auditors
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

Investment Manager
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

Distributor
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

         EQUITY SECURITIES -- 98.40%            SHARES      VALUE
---------------------------------------------
BASIC INDUSTRIES -- 4.25%
International Paper Company..................       200   $    8,962
PPG Industries, Inc..........................       600       34,950
Praxair, Inc.................................       800       28,200
Southwest Airlines Co........................       800       17,950
Union Carbide Corporation....................       300       12,750
                                                          ----------
                                                             102,812
                                                          ----------
CAPITAL GOODS -- 8.00%
Allied Signal Inc............................       900       39,881
Caterpillar Inc..............................       800       36,800
General Electric Company.....................       100       10,206
Honeywell Inc................................       500       37,656
Lockheed Martin Corporation..................       300       25,425
United Technologies Corporation..............       400       43,500
                                                          ----------
                                                             193,468
                                                          ----------
CONSUMER CYCLICAL -- 6.60%
General Motors Corporation...................       800       57,250
Goodyear Tire & Rubber Company, (The)........       600       30,263
May Department Stores Company, (The).........       600       36,225
Tommy Hilfiger Corporation(a)................       600       36,000
                                                          ----------
                                                             159,738
                                                          ----------
CONSUMER STAPLES -- 15.70%
Anheuser-Busch Companies, Inc................       500       32,812
Avon Products, Inc...........................       800       35,400
Campbell Soup Company........................       600       33,000
Colgate-Palmolive Company....................       400       37,150
General Mills, Inc...........................       600       46,650
H.J. Heinz Company...........................       600       33,975
PepsiCo, Inc.................................       700       28,656
Philip Morris Companies Inc..................     1,000       53,500
Proctor & Gamble Company, (The)..............       400       36,525
Ralston-Ralston Purina Group.................     1,300       42,088
                                                          ----------
                                                             379,756
                                                          ----------
ENERGY -- 6.58%
Atlantic Richfield Company (ARCO)............       500       32,625
Chevron Corporation..........................       500       41,469
Exxon Corporation............................       300       21,938
Mobil Corporation............................       300       26,138
Texaco Inc...................................       700       37,013
                                                          ----------
                                                             159,183
                                                          ----------
FINANCIAL SERVICES -- 16.32%
BB&T Corporation.............................       500       20,156
BankAmerica Corporation......................       600       36,075
Bank of New York Company, Inc., (The)........     1,000       40,250
Chase Manhattan Corporation, (The)...........       700       47,644
Comerica Incorporated........................       400       27,275
Fannie Mae...................................       500       37,000
First Union Corporation......................       500       30,406
Mellon Bank Corporation......................       400       27,500
Merrill Lynch & Co., Inc.....................       700       46,725
Morgan Stanley Dean Witter & Co..............       700       49,700

              EQUITY SECURITIES                 SHARES      VALUE
Wells Fargo Company..........................       800   $   31,950
                                                          ----------
                                                             394,681
                                                          ----------
HEALTHCARE -- 12.43%
Abbott Laboratories..........................     1,000       49,000
American Home Products Corporation...........     1,000       56,312
Bristol-Myers Squibb Company.................       500       66,906
Johnson & Johnson............................       300       25,163
Merck & Co. Inc..............................       400       59,075
Schering-Plough Corporation..................       800       44,200
                                                          ----------
                                                             300,656
                                                          ----------
TECHNOLOGY -- 17.46%
Applied Materials, Inc.(a)...................       500       21,344
Compaq Computer Corporation..................       900       37,744
Equifax Inc..................................     1,200       41,025
Intel Corporation............................       600       71,137
International Business Machines Corporation..       400       73,900
Novellus Systems, Inc.(a)....................       700       34,650
Oracle Corporation...........................       800       34,500
Raytheon Company -- Class B..................       400       21,300
Sun Microsystems, Inc.(a)....................       600       51,375
Xerox Corporation............................       300       35,400
                                                          ----------
                                                             422,375
                                                          ----------
UTILITIES -- 11.06%
ALLTEL Corporation...........................       900       53,831
AT&T Corporation.............................       800       60,200
BellSouth Corporation........................       800       39,900
Duke Energy Corporation......................       400       25,625
FPL Group, Inc...............................       400       24,650
SBC Communications Inc.......................       800       42,900
Southern Company, (The)......................       700       20,344
                                                          ----------
                                                             267,450
                                                          ----------
TOTAL INVESTMENTS -- 98.40%
  (Cost -- $2,282,914)(b)....................              2,380,119
OTHER ASSETS, LESS LIABILITIES -- 1.60%......                 38,743
                                                          ----------
NET ASSETS -- 100%...........................             $2,418,862
                                                          ==========

(a) Non-income producing security
(b) Cost is the same for Federal income tax purposes.
OTHER INFORMATION:
At December 31, 1998, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation..................   $    129,735
    Gross unrealized depreciation..................        (32,530)
                                                      ------------
        Net unrealized appreciation................   $     97,205
                                                      ============
Purchases and sales of securities (other than short-term
obligations) aggregated $2,326,533 and $33,705, respectively, for the period ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $2,282,914).......  $  2,380,119
Cash........................................................       136,664
Receivables
  Investments sold..........................................        10,684
  Fund shares sold..........................................         8,072
  Dividends and interest....................................         1,376
  Manager for expense reimbursement.........................        11,052
Deferred offering costs and prepaid Blue Sky fees...........        88,584
                                                              ------------
    Total assets............................................     2,636,551
                                                              ------------
LIABILITIES
Payables
  Investments purchased.....................................       114,713
  Fund shares repurchased...................................           691
  Management fee............................................         1,168
  12b-1 service and distribution fees.......................           741
  Other payables to related parties.........................        94,610
Accrued expenses............................................         5,766
                                                              ------------
    Total liabilities.......................................       217,689
                                                              ------------
NET ASSETS..................................................  $  2,418,862
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($725,515/67,581 shares outstanding)......................  $      10.74
                                                              ============
Maximum offering price per share ($10.74 X 100/94.25)*......  $      11.40
                                                              ============
CLASS B
Net asset value, offering price and redemption price** per
  share ($1,046,732/97,635 shares outstanding)..............  $      10.72
                                                              ============
CLASS C
Net asset value, offering price and redemption price*** per
  share ($109,590/10,222 shares outstanding)................  $      10.72
                                                              ============
ADVISOR CLASS
Net asset value, offering price and redemption price per
  share ($537,025/50,001 shares outstanding)................  $      10.74
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $  2,327,686
  Accumulated net realized loss on investments..............        (9,914)
  Undistributed net investment income.......................         3,885
  Net unrealized appreciation on investments................        97,205
                                                              ------------
NET ASSETS..................................................  $  2,418,862
                                                              ============

  * On sales of more than $50,000 the offering price is reduced.
 ** Subject to a maximum deferred sales charge of 5%.
*** Subject to a maximum deferred sales charge of 1%.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM NOVEMBER 2, 1998 (COMMENCEMENT) TO DECEMBER 31, 1998

INVESTMENT INCOME
  Dividends.................................................            $   3,260
                                                                        ---------
EXPENSES
  Management fee............................................  $ 1,687
  Transfer agent............................................      184
  Administrative services fee...............................      225
  Custodian fees............................................    1,000
  Auditing and accounting fees..............................    1,000
  Amortization of offering costs and Blue Sky fees..........    4,080
  Fund accounting...........................................    1,654
  12b-1 service and distribution fees.......................      911
  Legal.....................................................    3,766
                                                                        ---------
                                                                           14,507
  Expenses reimbursed by Manager............................              (11,052)
                                                                        ---------
    Net expenses............................................                3,455
                                                                        ---------
NET INVESTMENT LOSS.........................................                 (195)
                                                                        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments..........................               (9,914)
  Net unrealized appreciation on investments................               97,205
                                                                        ---------
    Net gain on investment transactions.....................               87,291
                                                                        ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........            $  87,096
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM NOVEMBER 2, 1998 (COMMENCEMENT) TO DECEMBER 31, 1998

INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $     (195)
  Net realized loss on investments..........................      (9,914)
  Net unrealized appreciation on investments................      97,205
                                                              ----------
    Net increase resulting from operations..................      87,096
                                                              ----------
Fund share transactions (Note 3)
  Class A...................................................     702,150
  Class B...................................................   1,021,585
  Class C...................................................     108,021
  Advisor Class.............................................     500,010
                                                              ----------
    Net increase resulting from Fund share transactions.....   2,331,766
                                                              ----------
NET ASSETS AT END OF PERIOD.................................  $2,418,862
                                                              ==========
UNDISTRIBUTED NET INVESTMENT INCOME.........................  $    3,885
                                                              ==========

FINANCIAL HIGHLIGHTS

                                                               FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD
                                                              NOVEMBER 2, 1998     NOVEMBER 6, 1998     NOVEMBER 2, 1998
                                                               (COMMENCEMENT)       (COMMENCEMENT)       (COMMENCEMENT)
                                                              TO DECEMBER 31,      TO DECEMBER 31,      TO DECEMBER 31,
                                                                    1998                 1998                 1998
                                                              ----------------    ------------------    ----------------
                                                                  CLASS A         CLASS B    CLASS C     ADVISOR CLASS
                 SELECTED PER SHARE DATA(A)                   ----------------    -------    -------    ----------------
Net asset value, beginning of period........................       $ 10.00        $10.30     $10.30          $ 10.00
                                                                   -------        -------    -------         -------
  Income from investment operations
  Net investment income(loss)(b)............................            --          (.01)      (.01)             .01
  Net realized and unrealized gain on investment
    transactions............................................           .74           .43        .43              .73
                                                                   -------        -------    -------         -------
    Total from investment operations........................           .74           .42        .42              .74
                                                                   -------        -------    -------         -------
Net asset value, end of period..............................       $ 10.74        $10.72     $10.72          $ 10.74
                                                                   =======        =======    =======         =======
Total return(%)(c)..........................................          7.40          4.08       4.08             7.40
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $   726        $1,047     $  110          $   537
Ratio of expenses to average net assets (%)
  With expense reimbursement (%)(d).........................          1.43          2.13       2.22             1.08
  Without expense reimbursement (%)(d)......................          6.34          7.04       7.13             5.99
Ratio of net investment income (loss) to average net assets
  (%)(b)(d).................................................           .02          (.68)      (.77)             .37
Portfolio turnover rate (%).................................             3             3          3                3

(a)    Based on average shares outstanding.
(b) Net investment loss is net of expenses reimbursed by Manager.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy US Blue Chip Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, Advisor Class and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1998, there were no Board valued securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December.

     DEFERRED OFFERING COSTS AND PREPAID BLUE SKY FEES -- Offering costs and blue sky fees are being amortized over a one year period beginning November 6, 1998, the date the Fund commenced operations. Offering costs and blue sky fees have been paid by Mackenzie Investment Management Inc. (MIMI) and will be reimbursed by the Fund.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss and non-deductible organization expenses. As a result, Net investment loss and Net realized loss on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.15% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc., of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations. At December 31, 1998 MIMI owned 22.18% of the Fund's outstanding shares.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1998, the net amount of underwriting discount retained by IMDI was $1,940.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $169, $654 and $88, for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $85, $55, $15 and $29, for Class A, Class B, Class C and Advisor Class, respectively, are reflected as Transfer agent in the Statement of Operations.

3. FUND SHARE TRANSACTIONS

     Fund share transactions from November 2, 1998 (commencement) to December 31, 1998, for Class A, Class B, Class C and Advisor Class were as follows:

CLASS A                                                  SHARES      AMOUNT
-------                                                  -------   ----------
Sold...................................................   67,905   $  705,555
Repurchased............................................     (324)      (3,405)
                                                         -------   ----------
Net increase...........................................   67,581   $  702,150
                                                         =======   ==========

CLASS B                                                  SHARES      AMOUNT
-------                                                  -------   ----------
Sold...................................................   97,672   $1,021,966
Repurchased............................................      (37)        (381)
                                                         -------   ----------
Net increase...........................................   97,635   $1,021,585
                                                         =======   ==========

CLASS C                                                  SHARES      AMOUNT
-------                                                  -------   ----------
Sold...................................................   10,223   $  108,031
Repurchased............................................       (1)         (10)
                                                         -------   ----------
Net increase...........................................   10,222   $  108,021
                                                         =======   ==========

ADVISOR CLASS                                            SHARES      AMOUNT
-------------                                            -------   ----------
Sold...................................................   50,001   $  500,010
                                                         -------   ----------
Increase...............................................   50,001   $  500,010
                                                         =======   ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy US Blue Chip Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, and the results of its operations and the changes in its net assets for the period November 2, 1998 (commencement of operations) through December 31, 1998, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IBCF123198

December 31, 1998

IVY
MONEY
MARKET
FUND

ANNUAL
REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
800.456.5111
www.ivymackenzie.com
E-mail:
invest@ivymackenzie.com

IVY FUNDS(R)

MARKET COMMENTARY

Throughout 1998, inflation in the US remained at historically low levels. We believe this was due to several factors. First, commodity prices have been declining to historically low levels. Second, low-cost Asian imports have kept consumer prices in check; and third, until recently, monetary policy had been neutral to slightly restrictive. We believe that the fundamentals for continued moderate economic growth are now in place.

According to our research, the economy has been able to maintain its current path due to the two main sectors, manufacturing and consumer, counteracting one another. Our research indicates that the manufacturing sector has been weak for some time now, since it is largely export oriented. There has been a great deal of competition from Asian companies as their goods are now more competitively priced due to the currency devaluation in the region. The consumer sector, however, has remained quite strong. High levels of employment, rising wages, and a strong stock market have helped push consumer confidence to historically high levels. Consumer spending represents about two-thirds of US GDP. With

                                [GRAPHIC OMITTED]

these factors offsetting one another, the US economy should continue along its path of moderate growth and low inflation.

During the fall of 1998, the global environment became destabilized and, as a result, the Federal Reserve Board lowered interest rates three times signaling that it will take action to prevent foreign economic turmoil from forcing the US into a recession. We believe that the Federal Reserve Board has done its job for now and that interest rates should remain stable going into 1999. Presumably, only a continued deterioration in the global economic environment would prompt the Fed to begin lowering rates again.

Increasing levels of productivity have offset increased wages and the concern over wage inflation. The cost of benefits, which had been declining due to the significant amount of people switching from traditional to HMO-style plans, has also helped to offset wage inflation. More recently, however, benefit costs have increased slightly; therefore, we will remain watchful of this development. Even so, with the difficult pricing environment faced by most companies, if a significant increase were to occur, it most likely would have a greater effect on profitability than inflation.

We remain committed in our efforts to provide investors in the Ivy Money Market Fund with yields that are competitive within the universe of money market funds, as well as the current monetary and fiscal environment.

IVY MANAGEMENT, INC.

BOARD OF TRUSTEES
John S. Anderegg, Jr.
Paul H. Broyhill
Keith J. Carlson
Stanley Channick
Frank W. DeFriece, Jr.
Roy J. Glauber
Michael G. Landry
Joseph G. Rosenthal
Richard Silverman
J. Brendan Swan

OFFICERS
Michael G. Landry, Chairman
Keith J. Carlson, President
James W. Broadfoot, Vice President
C. William Ferris,
Secretary/Treasurer

LEGAL COUNSEL
Dechert Price & Rhoads
Boston, MA

CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

TRANSFER AGENT
Ivy Mackenzie
Services Corp.
P.O. Box 3022
Boca Raton, FL 33431-0922
800.777.6472

AUDITORS
PricewaterhouseCoopers LLP
Fort Lauderdale, FL

INVESTMENT MANAGER
Ivy Management, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

DISTRIBUTOR
Ivy Mackenzie
Distributors, Inc.
700 South Federal Highway
Boca Raton, FL 33432
800.456.5111

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

COMMERCIAL PAPER -- 18.69%    PRINCIPAL       VALUE               U.S. GOVERNMENT AGENCY OBLIGATIONS     PRINCIPAL       VALUE
---------------------------------------------------------------------------------------------------------------------------------
Chevron, 5.10%, 01/29/99....  $1,200,000   $ 1,195,240
Colonial Pipeline Co.,
  5.05%,
  01/13/99..................   1,200,000     1,197,980
General Motors Acceptance
  Corp., 01/08/99...........   1,300,000     1,298,655
Paccar Financial Corp.,
  5.05%,
  01/20/99..................   1,200,000     1,196,802
                                           -----------
TOTAL COMMERCIAL PAPER
  (Cost -- $4,888,677)......                 4,888,677
                                           -----------
U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 73.86%
----------------------------
Federal Home Loan Bank,
  4.75%, 01/15/99...........   4,700,000     4,691,318
Federal Home Loan Mortgage
  Corp.,
  5.00%, 01/14/99...........   1,200,000     1,197,833
Federal Home Loan Mortgage
  Corp.,
  5.00%, 01/15/99...........   1,700,000     1,696,694
Federal Home Loan Mortgage
  Corp.,
  5.00%, 01/27/99...........   3,200,000     3,188,445
Federal Home Loan Mortgage
  Corp.,
  4.95%, 02/10/99...........  $4,100,000   $ 4,077,450
Federal Home Loan Mortgage
  Corp.,
  4.90%, 03/17/99...........   3,500,000     3,464,271
Student Loan Marketing
  Association,
  4.858%, 08/02/99(a).......   1,000,000     1,007,578
                                           -----------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost -- $19,323,589).....                19,323,589
                                           -----------
TOTAL INVESTMENTS -- 92.55%
 (Cost -- $24,212,266)(b)...                24,212,266
OTHER ASSETS, LESS
  LIABILITIES -- 7.45%......                 1,949,502
                                           -----------
NET ASSETS -- 100%..........               $26,161,768
                                           ===========
(a) Floating rate note; reflects variable rate as of
    the latest reset date, December 31, 1998.
(b) Cost is the same for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

ASSETS
Investments, at value (identified cost -- $24,212,266)......  $24,212,266
Cash........................................................    2,182,011
Receivable from Manager for expense reimbursement...........       18,104
Other assets................................................        8,960
                                                              -----------
  Total assets..............................................   26,421,341
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................        4,773
  Fund shares repurchased...................................      222,771
  Management fee............................................        9,049
  Other payables to related parties.........................       13,845
Accrued expenses............................................        9,135
                                                              -----------
  Total liabilities.........................................      259,573
                                                              -----------
NET ASSETS..................................................  $26,161,768
                                                              ===========
CLASS A
Net asset value, offering price and redemption price per
  share ($19,103,228/19,103,228 shares outstanding).........  $      1.00
                                                              ===========
CLASS B
Net asset value, offering price and redemption price* per
  share ($6,635,540/6,635,540 shares outstanding)...........  $      1.00
                                                              ===========
CLASS C
Net asset value, offering price and redemption price* per
  share ($423,000/423,000 shares outstanding)...............  $      1.00
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $26,161,768
                                                              -----------
NET ASSETS..................................................  $26,161,768
                                                              ===========

*Subject to any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
  Interest..................................................             $1,380,850
                                                                         ----------
EXPENSES
  Management fee............................................  $102,727
  Transfer agent............................................    93,104
  Administrative services fee...............................    25,682
  Custodian fees............................................    13,135
  Blue Sky fees.............................................    29,630
  Auditing and accounting fees..............................    12,879
  Shareholder reports.......................................     3,720
  Fund accounting...........................................    32,570
  Trustees' fees............................................     8,471
  Legal.....................................................    26,628
  Other.....................................................     9,489
                                                                         ----------
                                                                            358,035
  Expenses reimbursed by Manager............................               (140,140)
                                                                         ----------
    Net expenses............................................                217,895
                                                                         ----------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................................             $1,162,955
                                                                         ==========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................  $ 1,162,955   $   968,293
                                                              -----------   -----------
        Net increase resulting from operations..............    1,162,955       968,293
                                                              -----------   -----------
Distributions to shareholders from net investment income
  Class A...................................................     (910,735)     (805,708)
  Class B...................................................     (233,841)     (148,800)
  Class C...................................................      (18,379)      (13,785)
                                                              -----------   -----------
        Total distributions to shareholders.................   (1,162,955)     (968,293)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................    3,718,599    (5,974,438)
  Class B...................................................    2,823,837       337,330
  Class C...................................................       18,004       331,385
                                                              -----------   -----------
    Net increase (decrease) resulting from Fund share
     transactions...........................................    6,560,440    (5,305,723)
                                                              -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    6,560,440    (5,305,723)
NET ASSETS
  Beginning of period.......................................   19,601,328    24,907,051
                                                              -----------   -----------
  END OF PERIOD.............................................  $26,161,768   $19,601,328
                                                              ===========   ===========

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

CLASS A
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
SELECTED PER SHARE DATA                                       -------        -------        -------        -------        -------
Net asset value, beginning of period........................  $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                              -------        -------        -------        -------        -------
  Income from investment operations
  Net investment income(a)..................................      .05            .05            .04            .05            .04
  Less distributions
  From net investment income................................     (.05)          (.05)          (.04)          (.05)          (.04)
                                                              -------        -------        -------        -------        -------
Net asset value, end of period..............................  $  1.00        $  1.00        $  1.00        $  1.00        $  1.00
                                                              =======        =======        =======        =======        =======
Total Return(%).............................................     4.51           4.60           4.47           4.80           4.21
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $19,103        $15,385        $21,359        $24,609        $26,827
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      .87            .88            .86            .85            .85
  Without expense reimbursement(%)..........................     1.42           1.57           1.86           1.39           1.24
Ratio of net investment income to average net
  assets(%)(a)..............................................     4.50           4.60           4.47           4.91           3.29

CLASS B
                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------
                                                               1998           1997           1996
SELECTED PER SHARE DATA                                       -------        -------        -------
Net asset value, beginning of period........................  $  1.00        $  1.00        $  1.00
                                                              -------        -------        -------
  Income from investment operations
  Net investment income(a)..................................      .05            .05            .05
  Less distributions
  From net investment income................................     (.05)          (.05)          (.05)
                                                              -------        -------        -------
Net asset value, end of period..............................  $  1.00        $  1.00        $  1.00
                                                              =======        =======        =======
Total return(%).............................................     4.59           4.77           4.57
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 6,636        $ 3,812        $ 3,474
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      .76            .70            .77
  Without expense reimbursement(%)..........................     1.31           1.39           1.77
Ratio of net investment income to average net
  assets(%)(a)..............................................     4.61           4.77           4.57

    The accompanying notes are an integral part of the financial statements.

                                                                                                 FROM
                                                                                            APRIL 30, 1996
CLASS C                                                         FOR THE YEAR ENDED          (COMMENCEMENT)
                                                                   DECEMBER 31,             TO DECEMBER 31,
                                                              ----------------------        ---------------
                                                               1998           1997               1996
SELECTED PER SHARE DATA                                       -------        -------        ---------------
Net asset value, beginning of period........................  $  1.00        $  1.00            $  1.00
                                                              -------        -------            -------
  Income from investment operations
  Net investment income(a)..................................      .05            .05                .03
  Less distributions
  From net investment income................................     (.05)          (.05)              (.03)
                                                              -------        -------            -------
Net asset value, end of period..............................  $  1.00        $  1.00            $  1.00
                                                              =======        =======            =======
Total Return(%).............................................     4.55           4.78               4.78(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $   423        $   405            $    74
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      .81            .70                .56(c)
  Without expense reimbursement(%)..........................     1.36           1.39               1.56(c)
Ratio of net investment income to average net
  assets(%)(a)..............................................     4.56           4.78               4.78(c)

       Net investment income is net of expenses reimbursed by
(a)    Manager.
(b)    Total return represents aggregate total return.
(c)    Annualized

Note: The seven day yield as of December 31, 1998 was 4.11%. The thirty day yield as of December 31, 1998 was 4.09%.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

     Ivy Money Market Fund (the "Fund"), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Short-term obligations and commercial paper are valued at amortized cost, which approximates market.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis.

     CASH -- The Fund classifies as cash amounts on deposit with the Fund's custodian. These amounts earn interest at variable interest rates. At December 31, 1998 the interest rate was 4.00%.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid monthly.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .40% of the Fund's average net assets. Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of .85% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $77,767, $14,028 and $1,309, for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions and equivalent dollar amounts for Class A, Class B and Class C were as follows:

                                       YEAR ENDED          YEAR ENDED
CLASS A                             DECEMBER 31, 1998   DECEMBER 31, 1997
-------                             -----------------   -----------------
Sold..............................      71,915,171         110,167,300
Issued on reinvestment of
 Distributions....................         820,735             687,560
Repurchased.......................     (69,017,307)       (116,829,298)
                                       -----------        ------------
Net increase / (decrease).........       3,718,599          (5,974,438)
                                       ===========        ============

                                       YEAR ENDED          YEAR ENDED
CLASS B                             DECEMBER 31, 1998   DECEMBER 31, 1997
-------                             -----------------   -----------------
Sold..............................      15,159,484          17,941,947
Issued on reinvestment of
 Distributions....................         183,070             113,848
Repurchased.......................     (12,518,717)        (17,718,465)
                                      ------------        ------------
Net increase......................       2,823,837             337,330
                                      ============        ============

                                       YEAR ENDED          YEAR ENDED
CLASS C                             DECEMBER 31, 1998   DECEMBER 31, 1997
-------                             -----------------   -----------------
Sold..............................       3,746,980           4,042,327
Issued on reinvestment of
 Distributions....................          13,517              10,606
Repurchased.......................      (3,742,493)         (3,721,548)
                                      ------------        ------------
Net increase......................          18,004             331,385
                                      ============        ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Money Market Fund (the "Fund"):

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
February 12, 1999

02IMMF123198